UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DFA Investment Dimensions Group Inc. Dimensional Investment Group Inc. The DFA Investment Trust Company Dimensional Emerging Markets Value Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[DFA LOGO]

DFA Investment Dimensions Group Inc.

U.S. Micro Cap Portfolio

U.S. Small Cap Portfolio

Enhanced U.S. Large Company Portfolio

U.S. Small Cap Value Portfolio

DFA Real Estate Securities Portfolio

Tax-Managed U.S. Small Cap Portfolio

Tax-Managed U.S. Targeted Value Portfolio

U.S. Targeted Value Portfolio

U.S. Core Equity 1 Portfolio

U.S. Core Equity 2 Portfolio

U.S. Vector Equity Portfolio

T.A. U.S. Core Equity 2 Portfolio

U.S. Social Core Equity 2 Portfolio

CSTG&E U.S. Social Core Equity 2 Portfolio

U.S. Sustainability Core 1 Portfolio

DFA International Small Cap Value Portfolio

Large Cap International Portfolio

Tax-Managed DFA International Value Portfolio

Feeder Funds

U.S. Large Cap Value Portfolio

U.S. Large Company Portfolio

Tax-Managed U.S. Marketwide Value Portfolio

Tax-Managed U.S. Equity Portfolio

Japanese Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

Funds of Funds

International Small Company Portfolio

Emerging Markets Core Equity Portfolio

International Core Equity Portfolio

Emerging Markets Social Core Equity Portfolio

DFA International Real Estate Securities Portfolio

CSTG&E International Social Core Equity Portfolio

International Sustainability Core 1 Portfolio

DFA International Value ex Tobacco Portfolio

International Vector Equity Portfolio

T.A. World ex U.S. Core Equity Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Five-Year Government Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Inflation-Protected Securities Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

Asia Pacific Small Company Portfolio

LWAS/DFA International High Book to Market Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Emerging Markets Value Portfolio

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Global Real Estate Securities Portfolio

Dimensional Investment Group Inc.

LWAS/DFA Two-Year Fixed Income Portfolio

Feeder Funds

U.S. Large Cap Value Portfolio II

U.S. Large Cap Value Portfolio III

LWAS/DFA U.S. High Book to Market Portfolio

U.S. Large Company Institutional Index Portfolio

Tax-Managed U.S. Marketwide Value Portfolio II

Funds of Funds

Global 25/75 Portfolio

Global 60/40 Portfolio

LWAS/DFA Two-Year Government Portfolio

DFA International Value Portfolio

DFA International Value Portfolio II

DFA International Value Portfolio III

DFA International Value Portfolio IV

Emerging Markets Portfolio II

Global Equity Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series

The U.S. Large Company Series

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Equity Series

The Japanese Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Asia Pacific Small Company Series

The Canadian Small Company Series

The DFA International Value Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

The DFA One-Year Fixed Income Series

The DFA Two-Year Global Fixed Income Series

Dimensional Emerging Markets Value Fund Inc.

PROXY STATEMENT

FOR SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Joint Meeting of Shareholders of the Dimensional Funds, which consist of the four registered investment companies listed above (each a “Company,” and together, the “Companies”), including their various portfolios/series (each a “Fund,” and together, the “Funds”), scheduled to be held on June 2, 2009 at 9:00 a.m., Central Time (the “Meeting”).  The enclosed materials discuss several proposals (each a “Proposal,” and together, the “Proposals”) to be voted on at the Meeting, and contain the Proxy Statement and proxy card(s)/voting instruction form(s) (“proxy card(s)”).

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Funds in which you are invested.  If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate.  If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” such Proposal(s).  If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted “FOR” all Proposals.

In addition, certain Funds currently operate in a “master-feeder” structure, in which a Fund (commonly called a “Feeder Fund”) seeks to achieve its investment objective by investing substantially all of its assets in another Fund (commonly called a “Master Fund”) that has an investment objective that is identical to the Feeder Fund’s investment objective.  If you invest in a Fund that is a Feeder Fund, you also will be asked to provide voting instructions on the proxy card you receive as to how the shares that your Feeder Fund owns in the Master Fund that represent your investment in the Feeder Fund should be voted for Proposals relating to the Master Fund.  If you provide voting instructions for all of the Proposals relating to the Master Fund in which your Feeder Fund invests, the shares that your Feeder Fund owns of the Master Fund that represent your investment in the Feeder Fund will be voted as you specify.  If you do not provide voting instructions on the proxy card you receive for one or more Proposals relating to the Master Fund in which your Feeder Fund invests, the shares that your Feeder Fund owns of such Master Fund will be voted in direct proportion to the percentage of voting instructions received “FOR,” “AGAINST” and “ABSTAIN” on each such Proposal by the other shareholders of the Feeder Fund.

We urge you to spend a few minutes reviewing the Proposals in the Proxy Statement.  Then, please fill out and sign the proxy card(s) and return it (them) to us so that we know how you would like to vote.  When shareholders return their proxies promptly, the Funds may be able to save money by not having to conduct additional solicitations, including other mailings.  If you own shares of more than one Fund, you will receive a proxy card for each Fund in which you own shares.  PLEASE COMPLETE, SIGN AND RETURN each proxy card you receive.

We welcome your comments.  If you have any questions, please call The Altman Group, Inc., the Funds’ proxy solicitation firm, at 1 (866) 721-1618, 9:00 a.m. to 10:00 p.m., Eastern Time Zone.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet,

24 hours a day.  Please follow the instructions on the proxy card(s) to vote by telephone or Internet.

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided a brief overview of the matters on which you are being asked to vote.

A Special Joint Meeting of Shareholders of the various portfolios/series of the four registered investment companies that are advised and/or administered by Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) will be held on June 2, 2009,(1) to vote on several important proposals that affect the Funds.  Please read the enclosed materials and cast your vote on the proxy card(s)/voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for each Fund have been carefully reviewed by the Boards of Directors/Trustees of the Companies.  The Board members of each Company, most of whom are not affiliated with Dimensional, are responsible for protecting your interests as a shareholder.  The Boards believe that these proposals, as they relate to each Fund, are in the best interests of shareholders.  Your Fund’s Board recommends that you vote FOR each of the proposals.

Voting is quick and easy.  Everything you need is enclosed.

You may cast your vote over the Internet by simply completing the proxy card(s) as instructed in the Notice of Internet Availability of Proxy Materials.  You also may vote your shares by touch-tone telephone by calling the toll-free number included on your proxy card(s), and following the instructions.  You also may request a paper copy of the proxy materials and submit your vote by mail by completing the proxy card(s) you received.  Be sure to sign the proxy card(s) before submitting it (them).

If you have any questions before you vote, please call The Altman Group, Inc., at 1 (866) 721-1618, 9:00 a.m. to 10:00 p.m., Eastern Time Zone.  They will be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your Fund(s).  The proposals are described in greater detail in the Proxy Statement.  We appreciate your placing your trust in Dimensional, and look forward to continuing to help you achieve your financial goals.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

(1)               Six portfolios of DFAIDG—VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, and VA Global Bond Portfolio—are issuing separate proxy solicitation materials for the Meeting.

Q&A-1

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are now providing access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials and Notice of Special Meeting (the “Availability Notice”) to our shareholders of record.  If you received an Availability Notice by mail, you will not receive a printed copy of the proxy materials unless you request to receive one.  The Availability Notice will instruct you as to how you may access and review the proxy materials on the Internet on the Web site referred to in the Availability Notice.  The Availability Notice also instructs you as to how you may access your proxy card to vote on the Internet.  If you received an Availability Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Availability Notice.  We may choose to mail printed proxy materials to certain shareholders.

Why am I being asked to vote now?  I don’t recall such requests in previous years.

Shareholder meetings, and the proxy votes solicited at those meetings, are infrequent for the Dimensional Funds and are limited to consideration of important issues only.  This is the first shareholder meeting for a Dimensional Fund since 1998.

The primary reason for calling the shareholder meeting is to present the Directors for election by shareholders.  By law, no more than one-third of a mutual fund’s board of directors may be appointed without shareholder approval, meaning a maximum of two appointees would be permitted for each Company’s current eight-member Board.  Since two of the current independent Directors have been appointed without shareholder approval (Robert C. Merton in 2003, and Abbie J. Smith in 2000), the death or departure of a current elected Director may create a vacancy that could not be filled without a time-consuming shareholder vote.

If the shareholders elect the eight nominees for Director, a future vacant Board position could be filled promptly by an appointee, allowing a smooth transition.  Electing the nominees at the meeting ensures that rigorous corporate oversight of the Companies will continue without interruption.

An additional reason for holding the shareholder meeting is to approve certain changes for each individual Fund (except as otherwise noted) in order to increase the operating efficiency of the Dimensional Funds.  As legal requirements have evolved and changed over the last 25 years, and as the number of Dimensional Funds has increased over this time period, inconsistencies between certain Funds in the Dimensional Fund Complex have developed.  Addressing the inconsistencies among the Funds’ investment restrictions will allow outdated restrictions to be updated, standardized and streamlined.  Some investment restrictions, for example, were required by law when a Fund was first organized, but the legal requirements have since been eliminated.  The elimination of inconsistencies in the investment restrictions across the Funds, together with standardizing and streamlining, also may facilitate easier understanding of these restrictions across all Dimensional Funds by investors.  Eliminating or updating outdated investment restrictions now will allow the Funds to minimize the costs and delays associated with obtaining shareholder approval in the future.  The rationale for the changes is not to pursue a different investment strategy, but to adopt a more modern and uniform set of investment restrictions for the Funds, which may simplify investor review and the Funds’ operations and oversight.

What proposals am I being asked to vote on?

You will be asked to vote on the following proposals, if they apply to your Fund:

1.                                       To elect a Board of Directors or Board of Trustees, as applicable, for each Company.

Q&A-2

2.                                       To approve Articles of Amendment and Restatement for two of the Companies (DFAIDG and DIG) and/or to approve an Amended and Restated Agreement and Declaration of Trust for DFAITC.

3.                                       To approve an Agreement and Plan of Reorganization that provides for the reorganization of one of the Companies (DEM) from a Maryland corporation to a Delaware statutory trust.

4.                                       To approve amendments to certain fundamental investment restrictions.

5.                                       To approve the elimination of certain fundamental investment restrictions.

6.                                       To approve Investment Sub-Advisory Agreements with Dimensional’s foreign subsidiaries, DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFAL,” and together with DFA Australia, the “Sub-Advisors”) (only applies to International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio and Emerging Markets Core Equity Portfolio of DFAIDG, The DFA International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series of DFAITC, and DEM (together, the “Foreign Funds”)).  As described below, the Feeder Funds for the Foreign Funds will be requested to provide voting instructions for these proposals.

7.                                       To approve Investment Advisory Agreements with Dimensional (only applies to the U.S. Large Cap Value Portfolio, U.S. Large Company Portfolio, Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Asia Pacific Small Company Portfolio, LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, and Emerging Markets Value Portfolio of DFAIDG, and U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III, LWAS/DFA U.S. High Book to Market Portfolio, U.S. Large Company Institutional Index Portfolio, Tax-Managed U.S. Marketwide Value Portfolio II, DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV, and Emerging Markets Portfolio II of DIG)(together, the “Feeder Funds”).

Q&A-3

1.                                      To elect a Board of Directors or Board of Trustees, as applicable.

The nominees for election to serve as Directors of each Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Robert C. Merton, Eduardo A. Repetto, Myron S. Scholes, and Abbie J. Smith.  Each of the nominees, other than Mr. Repetto, is presently serving as a Director on each Board.

What role does the Board play?  How are Board members affiliated with Dimensional?

Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds.  Board members represent the Funds’ shareholders and have an obligation to serve their best interests.  Six of the eight nominees for election to serve as Directors are “independent,” meaning the six nominees have no affiliation with the Dimensional Funds (other than their positions on the Boards) or Dimensional management, and receive compensation solely from the Funds.  While each Company has its own Board, each Board is comprised of the same individuals, and it is proposed that this will continue if the nominees are elected by shareholders.

2.                                      To approve Articles of Amendment and Restatement (the “New Articles”).

Why is this proposal being recommended?

Two Companies (DFAIDG and DIG ) each operate under a separate charter, which describes how each Company conducts business.  Each Company was organized at a different point in time over the past twenty-five years, and its charter reflects the state laws that were in effect at the time.  The purpose of the New Articles is to update the charters of the two Companies to reflect changes in Maryland corporate law since each Company was organized and minimize the differences between the Companies’ charters.

The New Articles will allow the two Companies to operate under more modern provisions now available under Maryland law.  The New Articles will provide the Funds with greater flexibility than was available when the Companies were incorporated, which may enhance efficiency by allowing each Board to react more quickly to changes in competitive and regulatory conditions.  In addition, adopting a charter that is substantially identical for each Company would reduce costs by simplifying fund administration.  Since these costs are paid by the Funds, any reduction directly benefits the Funds’ shareholders.

Will the New Articles change the Board’s responsibilities or obligations to my Fund?

No — the adoption of the New Articles will not alter the Board members’ existing fiduciary duties.

Q&A-4

3.                                      To approve the redomestication of DEM from a Maryland corporation to a Delaware statutory trust.

Why is this proposal being recommended?

The Board of DEM unanimously recommends that shareholders of DEM approve an Agreement and Plan of Reorganization (the “Plan”) that would change the state and form of organization of DEM from a Maryland corporation into a newly formed Delaware statutory trust (the “DE Fund”) in order to take advantage of the greater efficiencies of operations that may be available for DEM as a Delaware statutory trust.

How will the redomestication change the nature of my investment?

If the proposed Plan is approved by the shareholders of DEM and the proposed reorganization is implemented, the DE Fund would have the same investment objective, policies, and investment restrictions as DEM.  The Board of the DE Fund, and officers of the DE Fund would be the same as those of DEM, including any persons elected as Directors pursuant to Proposal 1, and would operate the DE Fund in essentially the same manner as such officers previously operated DEM,

4.                                      To approve an Amended and Restated Agreement and Declaration of Trust for DFAITC (the “New Declaration”).

Why is this proposal being recommended?

DFAITC is organized as a statutory trust under Delaware law, and its current structure was effective in 1993.  Since that time, Delaware law has been amended and the purpose of the New Declaration is to provide DFAITC with a more modern and flexible trust instrument.  This increased flexibility may enhance efficiency by allowing the Board to react more quickly to changes in competitive and regulatory conditions.

Will the New Declaration change the Board’s responsibilities or obligations to my Fund?

No—the adoption of the New Declaration will not alter the Board members’ existing fiduciary duties.

5.                                      To approve amendments to certain fundamental investment restrictions.

What are these fundamental investment restrictions?

Each Fund is subject to certain investment restrictions that are considered to be “fundamental” because the restrictions may only be changed with shareholder approval.  There are generally eight fundamental investment restrictions that each Fund is legally required to have, which cover the following activities: borrowing, lending, investments in real estate, investments in commodities, diversification, industry concentration, underwriting, and issuing senior securities.  The Funds are requesting shareholder approval to amend five of those eight investment restrictions, relating to borrowing, lending, investing in real estate, investing in commodities and diversification of investments.

What will be the effect of the amendments to my Fund’s current fundamental investment restrictions?

The purpose of the amendments is to update those restrictions that are more restrictive than is currently required legally, and to standardize, to the extent practicable, all required fundamental investment restrictions across all of the Dimensional Funds.  By modernizing and standardizing the five investment

Q&A-5

restrictions, the Funds and their service providers will be able to more efficiently monitor portfolio compliance.  In addition, investors should benefit from enhanced efficiency when reviewing the more streamlined and uniform restrictions applicable to the Funds in the Funds’ registration statements.

The Boards and Dimensional do not anticipate that the proposed amendments will materially affect the Funds’ investment objectives or strategies or change the way in which any Fund is currently managed.

6.             To approve the elimination of certain fundamental investment restrictions.

What are these fundamental restrictions?

The Funds also are subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that now are outdated or no longer effective.  Examples of outdated investment restrictions that may be applicable to many of the Funds include, for example, investments in other investment companies.

What will be the effect of the elimination of such investment restrictions on my Fund?

Eliminating outdated restrictions will enhance asset management of the Funds, by giving Dimensional greater flexibility to adapt to market, industry, regulatory, or technical changes in the future since these restrictions would no longer be in effect.

The Boards and Dimensional do not anticipate that the proposed elimination of the fundamental investment restrictions will materially affect any of the Funds’ investment objectives or current principal investment strategies, or change the way any Fund is currently managed.

7.                                      To approve two Sub-Advisory Agreements for the Foreign Funds (only applies to the Foreign Funds, which invest in non-US equities).  As described below, the Feeder Funds for the Foreign Funds will be requested to provide voting instructions for these proposals.

Why are the Sub-Advisory Agreements being recommended for the Foreign Funds?

DFA Australia and DFAL, which are subsidiaries of Dimensional, presently provide consulting services to the Foreign Funds and act as Sub-Advisors for other Dimensional funds investing in non-U.S. securities.  In their role as consultants, DFA Australia and DFAL are somewhat limited in the services that they can provide to the Foreign Funds.  Engaging DFA Australia and DFAL to act as Sub-Advisors for the Foreign Funds will enhance flexibility and efficiency in portfolio management (for example, by allowing DFA Australia and DFAL to make timely investment decisions for the Foreign Funds, such as when corporate actions require investment actions in a short time frame).

Will the implementation of the Sub-Advisory Agreements increase the fees and expenses of the Foreign Funds?

No.  Dimensional will pay the sub-advisory fees due to the Sub-Advisors, so the approval and implementation of the Sub-Advisory Agreements will have no impact on shareholder expenses for the Foreign Funds.  There will be no change in the management fees paid by the Foreign Funds.

8.             To approve Investment Advisory Agreements for the Feeder Funds (only applies to the Feeder Funds).

Why are the Investment Advisory Agreements being recommended for the Feeder Funds?

Q&A-6

Dimensional is proposing implementing an Investment Advisory Agreement for each Feeder Fund in order to furnish the Advisor with the flexibility to provide certain limited investment advisory services directly to the Feeder Funds.  Presently, Dimensional is not permitted to provide any investment advisory services directly to a Feeder Fund because the Advisor does not have a written investment advisory agreement in place to provide these services to the Feeder Fund.

Will the implementation of the Investment Advisory Agreements increase the fees and expenses of the Feeder Funds?

Dimensional will not receive any compensation from the Feeder Funds under the proposed Investment Advisory Agreements for the advisory services that will be provided to the Feeder Funds.  The implementation of the Investment Advisory Agreements will have no impact on the Feeder Funds’ fees or expense structures.

What is a Feeder Fund and what proposals as a shareholder of a Feeder Fund am I being asked to vote on?

Certain Funds operate in a “master-feeder” arrangement in which a Feeder Fund invests substantially all of its assets in a Master Fund, which has an investment objective that is identical to the Feeder Fund’s investment objective.  The Master Fund, in turn, invests directly in securities and other investments.  Each Feeder Fund is being asked to vote on certain proposals (and sub-proposals) as they relate to the Master Fund in which the Feeder Fund invests.  Under the Investment Company Act of 1940, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s own shareholders.  This means that each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received by the Feeder Fund’s shareholders.  If you are a shareholder of a Feeder Fund, in addition to your votes on the proposals relating to the Feeder Fund in which you own shares, DFAIDG and DIG also need your voting instructions on the matters for which your Feeder Fund has to vote as a shareholder of its corresponding Master Fund.  You will be asked for these voting instructions in Proposals 9 through 14, as applicable.

Have the Boards approved the proposals that relate to the Funds?

Yes. The Boards have unanimously approved the proposals, and recommend that you vote to approve those that apply to your Fund(s).

Why is it important to vote promptly?

In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be postponed.

Q&A-7

Voting promptly will minimize the proxy solicitation costs incurred by the Funds.  Since Fund shareholders bear these costs through their ownership of Fund shares, it is in your best interest to reduce those costs by helping us meet this quorum requirement as quickly as possible.

Who is The Altman Group?

The Altman Group is a New Jersey-based company specializing in assisting financial firms with matters relating to shareholder meetings.  It has been hired by the Companies to contact shareholders and record proxy votes, but Altman is not affiliated with Dimensional in any way.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of a Fund on the record date.  The record date is March 27, 2009.

How do I vote my shares?

Voting is quick and easy.  We have created four different options for you to vote:

1.     You can vote through the Internet by following the instructions on your Availability Notice,

2.     You also may vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions,

3.     You also may vote your shares by completing and signing the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope, OR

4.     You also may attend the Meeting and vote in person.

If you received an Availability Notice and not a proxy card, you may request a copy of the Proxy Statement and card by calling 1 (866) 721-1618.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call The Altman Group at 1 (866) 721-1618, 9:00 a.m. to 10:00 p.m., Eastern Time Zone or send an email to [              ].

How do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q&A-8

[DFA LOGO]

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY
DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

SPECIAL JOINT MEETING OF SHAREHOLDERS

A Special Joint Meeting of Shareholders (the “Meeting”) of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the Dimensional Funds, which consist of DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund Inc. (“DEM”) (each a “Company,” and together, the “Companies”)(1) will be held at the Companies’ principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746 on June 2, 2009 at 9:00 a.m., Central Time.

During the Meeting, shareholders of the Funds will be asked to vote on, or provide voting instructions for, several proposals and sub-proposals (each a “Proposal” or “Sub-Proposal,” and together, the “Proposals” or “Sub-Proposals”).  Shareholders of the Funds are being asked to vote on Proposals (and Sub-Proposals) 1 through 8 listed below.  In addition, shareholders of certain Funds that are portfolios of DFAIDG and DIG (each a “Feeder Fund,” and together, the “Feeder Funds”) are being asked to provide voting instructions for additional Proposals (and Sub-Proposals).  A Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Fund that is a series of DFAITC or DEM (each a “Master Fund,” and together, the “Master Funds”).  As a result, shareholders of the Feeder Funds will be asked to submit voting instructions on Proposals (and Sub-Proposals) 9 through 14, which describe Proposals (and Sub-Proposals) for the Master Funds in which the respective Feeder Funds invest.  These Proposals (and Sub-Proposals) are identical to Proposals (and Sub-Proposals) 1 through 7 on which shareholders of the Feeder Funds are being asked to vote with respect to matters that relate directly to their Feeder Funds.  A list of the Funds that operate as Feeder Funds, which are being asked to submit voting instructions in Proposals (and Sub-Proposals) 9 through 14, and their corresponding Master Funds, are listed on Exhibit A to the Proxy Statement.

(1)                                  Six portfolios of DFAIDG (VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, and VA Global Bond Portfolio (together, the “VA Funds”)) are issuing separate proxy solicitation materials.  Among other items, shareholders of the VA Funds will be asked to vote on the election of Directors of DFAIDG and the approval of the Articles of Amendment and Restatement for DFAIDG.  The VA Funds will be participating in the Meeting, along with the Funds solicited in this Proxy Statement, to be held on June 2, 2009.

The Proposals and Sub-Proposals to be considered at the Meeting are set forth below.  Shareholders of each Fund are being asked to consider each Proposal and Sub-Proposal 1 through 8, and shareholders of each Feeder Fund also are being asked to consider each Proposal and Sub-Proposal 9 through 14, unless otherwise indicated.  For a complete listing of the Proposals and Sub-Proposals that shareholders of each Fund are being asked to consider, please see Exhibit B to the Proxy Statement.  The Boards of Directors of DEM, DFAIDG, and DIG, and the Board of Trustees of DFAITC unanimously recommend that you vote, or submit voting instructions, “FOR” each Proposal and Sub-Proposal.

1.                                       To elect a Board of Trustees or Board of Directors, as applicable, for each Company.

2.                                       To approve Articles of Amendment and Restatement for each of DFAIDG and DIG.

3.                                       To approve an Agreement and Plan of Reorganization that provides for the reorganization of DEM from a Maryland corporation to a Delaware statutory trust.

4.                                       To approve an Amended and Restated Agreement and Declaration of Trust for DFAITC.

5.                                       To approve amendments to the following fundamental investment restrictions of each Fund (includes five (5) Sub-Proposals) (does not apply to the DFA Short-Term Extended Quality Portfolio of DFAIDG):

(a)                                  To amend the fundamental investment restriction regarding borrowing.

(b)                                 To amend the fundamental investment restriction regarding lending.

(c)                                  To amend the fundamental investment restriction regarding investments in real estate.

(d)                                 To amend the fundamental investment restriction regarding investments in commodities.

(e)                                  To amend the fundamental investment restrictions regarding diversification of investments (does not apply to the DFA California Short-Term Municipal Bond Portfolio of DFAIDG).

6.             To approve the elimination of the following fundamental investment restrictions of certain Funds as set forth on Exhibit H-1 to this Proxy Statement (includes ten (10) Sub-Proposals, as applicable) (does not apply to the DFA Short-Term Extended Quality Portfolio of DFAIDG):

(a)                                  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(b)                                 To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)                                  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)                                 To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)                                  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)                                    To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)                                 To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases or development programs.

(ii)

(h)                                 To eliminate the fundamental investment restriction regarding investing in securities of unseasoned issuers.

(i)                                     To eliminate the fundamental investment restriction regarding investing in warrants.

(j)                                     To eliminate the fundamental investment restriction regarding writing or acquiring options.

7.             To approve new investment sub-advisory agreements as follows (includes two (2) Sub-Proposals):

(a)                                  To approve a new investment sub-advisory agreement for each Fund among Dimensional Fund Advisors LP (the “Advisor”), DFA Australia Limited (“DFA Australia”) and the Fund’s Company, on behalf of the Fund (only applies to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio and Emerging Markets Core Equity Portfolio of DFAIDG, The DFA International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series of DFAITC, and DEM).

(b)                                 To approve a new investment sub-advisory agreement for each Fund among the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”) and the Fund’s Company, on behalf of the Fund (only applies to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio and Emerging Markets Core Equity Portfolio of DFAIDG, The DFA International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series of DFAITC, and DEM).

8.             To approve Investment Advisory Agreements for each Feeder Fund among the Advisor and the Fund’s Company, on behalf of the Fund (only applies to the U.S. Large Cap Value Portfolio, U.S. Large Company Portfolio, Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Asia Pacific Small Company Portfolio, LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, and Emerging Markets Value Portfolio of DFAIDG, and U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III, LWAS/DFA U.S. High Book to Market Portfolio, U.S. Large Company Institutional Index Portfolio, Tax-Managed U.S. Marketwide Value Portfolio II, DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV, and Emerging Markets Portfolio II of DIG).

9.             To provide voting instructions to each Feeder Fund to vote for the election of a Board of Trustees or Board of Directors, as applicable, for the Company that oversees its corresponding Master Fund.

10.           To provide voting instructions to the Emerging Markets Value Portfolio of DFAIDG to approve an Agreement and Plan of Reorganization that provides for the reorganization of DEM from a Maryland corporation to a Delaware statutory trust (only applies to the Emerging Markets Value Portfolio of DFAIDG).

(iii)

11.           To provide voting instructions to each Feeder Fund to approve an Amended and Restated Agreement and Declaration of Trust for DFAITC, with respect to its corresponding Master Fund (does not apply to the Emerging Markets Value Portfolio of DFAIDG).

12.           To provide voting instructions to each Feeder Fund to approve amendments to the following fundamental investment restrictions of its corresponding Master Fund (includes five (5) Sub-Proposals) as follows:

(a)                                  To amend the fundamental investment restriction regarding borrowing.

(b)                                 To amend the fundamental investment restriction regarding lending.

(c)                                  To amend the fundamental investment restriction regarding investments in real estate.

(d)                                 To amend the fundamental investment restriction regarding investments in commodities.

(e)                                  To amend the fundamental investment restrictions regarding diversification of investments.

13.           To provide voting instructions to certain Feeder Funds to approve the elimination of the following fundamental investment restrictions of the corresponding Master Funds as set forth on Exhibit H-2 to the Proxy Statement (includes ten (10) Sub-Proposals, as applicable) as follows:

(a)                                  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(b)                                 To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)                                  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)                                 To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)                                  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)                                    To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)                                 To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases or development programs.

(h)                                 To eliminate the fundamental investment restriction regarding investing in securities of unseasoned issuers.

(i)                                     To eliminate the fundamental investment restriction regarding investing in warrants.

(j)                                     To eliminate the fundamental investment restriction regarding writing or acquiring options.

14.           To provide voting instructions to each Feeder Fund identified below to approve new investment sub-advisory agreements for the Feeder Fund’s corresponding Master Fund, as follows (includes two (2) Sub-Proposals):

(iv)

(a)                                  To provide voting instructions to each Feeder Fund to approve a new investment sub-advisory agreement for its corresponding Master Fund among the Advisor, DFA Australia and the Master Fund’s Company (only applies to LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio of DFAIDG, and DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV and Emerging Markets Portfolio II of DIG).

(b)                                 To provide voting instructions to each Feeder Fund to approve a new investment sub-advisory agreement for its corresponding Master Fund among the Advisor, DFAL and the Master Fund’s Company (only applies to LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio of DFAIDG, and DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV and Emerging Markets Portfolio II of DIG).

By Order of the Boards of Directors of DFAIDG, DIG and DEM and the Board of Trustees of DFAITC,

Catherine L. Newell
Vice President and Secretary

[April     ], 2009

Please read the proxy materials carefully and sign and promptly return all of the proxy cards/voting instruction forms you receive regardless of the number of shares you own.

(v)

[DFA LOGO]

DFA Investment Dimensions Group Inc.

U.S. Micro Cap Portfolio

U.S. Small Cap Portfolio

Enhanced U.S. Large Company Portfolio

U.S. Small Cap Value Portfolio

DFA Real Estate Securities Portfolio

Tax-Managed U.S. Small Cap Portfolio

Tax-Managed U.S. Targeted Value Portfolio

U.S. Targeted Value Portfolio

U.S. Core Equity 1 Portfolio

U.S. Core Equity 2 Portfolio

U.S. Vector Equity Portfolio

T.A. U.S. Core Equity 2 Portfolio

U.S. Social Core Equity 2 Portfolio

CSTG&E U.S. Social Core Equity 2 Portfolio

U.S. Sustainability Core 1 Portfolio

DFA International Small Cap Value Portfolio

Large Cap International Portfolio

Tax-Managed DFA International Value Portfolio

Emerging Markets Core Equity Portfolio

International Core Equity Portfolio

Emerging Markets Social Core Equity Portfolio

DFA International Real Estate Securities Portfolio

CSTG&E International Social Core Equity Portfolio

International Sustainability Core 1 Portfolio

DFA International Value ex Tobacco Portfolio

International Vector Equity Portfolio

T.A. World ex U.S. Core Equity Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Five-Year Government Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Inflation-Protected Securities Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

Feeder Funds

U.S. Large Cap Value Portfolio

U.S. Large Company Portfolio

Tax-Managed U.S. Marketwide Value Portfolio

Tax-Managed U.S. Equity Portfolio

Japanese Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

Asia Pacific Small Company Portfolio

LWAS/DFA International High Book to Market Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Emerging Markets Value Portfolio

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

Funds of Funds

International Small Company Portfolio

DFA Global Real Estate Securities Portfolio

Dimensional Investment Group Inc.

LWAS/DFA Two-Year Fixed Income Portfolio

LWAS/DFA Two-Year Government Portfolio

Feeder Funds

U.S. Large Cap Value Portfolio II

U.S. Large Cap Value Portfolio III

LWAS/DFA U.S. High Book to Market Portfolio

U.S. Large Company Institutional Index Portfolio

Tax-Managed U.S. Marketwide Value Portfolio II

DFA International Value Portfolio

DFA International Value Portfolio II

DFA International Value Portfolio III

DFA International Value Portfolio IV

Emerging Markets Portfolio II

Funds of Funds

Global 25/75 Portfolio

Global 60/40 Portfolio

Global Equity Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series

The U.S. Large Company Series

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Equity Series

The Japanese Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Asia Pacific Small Company Series

The Canadian Small Company Series

The DFA International Value Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

The DFA One-Year Fixed Income Series

The DFA Two-Year Global Fixed Income Series

Dimensional Emerging Markets Value Fund Inc.

PROXY STATEMENT

PROXY STATEMENT

TABLE OF CONTENTS

Information about Voting		1

Proposals 1 and 9:	Election of a Board of Trustees or a Board of Directors, as applicable	7

Proposal 2:	Approval of Articles of Amendment and Restatement for each of DFAIDG and DIG	17

Proposals 3 and 10:	To Approve an Agreement and Plan of Reorganization that Provides for the Reorganization of DEM from a Maryland Corporation to a Delaware Statutory Trust	19

Proposals 4 and 11:	Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC	25

Introduction to Proposals 5 and 12 and Proposals 6 and 13		27

Proposals 5 and 12:	Approval of Amendments to Certain Fundamental Investment Restrictions (These Proposals involve separate votes on Sub-Proposals 5(a)—5(e) and Sub-Proposals 12(a)-12(e))	29

Sub-Proposals 5(a) and 12(a):	To Amend the Fundamental Investment Restriction Regarding Borrowing	30

Sub-Proposals 5(b) and 12(b):	To Amend the Fundamental Investment Restriction Regarding Lending	30

Sub-Proposals 5(c) and 12(c):	To Amend the Fundamental Investment Restriction Regarding Investments in Real Estate	32

Sub-Proposals 5(d) and 12(d):	To Amend the Fundamental Investment Restriction Regarding Investments in Commodities	32

Sub-Proposals 5(e) and 12(e):	To Amend the Fundamental Investment Restrictions Regarding Diversification of Investments	33

Proposals 6 and 13:	Approval of the Elimination of Certain Fundamental Investment Restrictions (These Proposals involve separate votes on Sub-Proposals 6(a)—6(j) and 13(a)-13(j))	35

Sub-Proposals 6(a) and 13(a):	To Eliminate the Fundamental Investment Restriction Regarding Pledging, Mortgaging, or Hypothecating Assets	36

Sub-Proposals 6(b) and 13(b):	To Eliminate the Fundamental Investment Restriction Regarding Purchasing Securities on Margin	36

Sub-Proposals 6(c) and 13(c):	To Eliminate the Fundamental Investment Restriction Regarding Investing in Illiquid or Restricted Securities	36

Sub-Proposals 6(d) and 13(d):	To Eliminate the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control	37

Sub-Proposals 6(e) and 13(e):	To Eliminate the Fundamental Investment Restriction Regarding Investing in Other Investment Companies	38

i

Sub-Proposals 6(f) and 13(f):	To Eliminate the Fundamental Investment Restriction Regarding Management Ownership of Securities of an Issuer	38

Sub-Proposals 6(g) and 13(g):	To Eliminate the Fundamental Investment Restriction Regarding Acquiring Interests in Oil, Gas or Other Mineral Exploration, Leases or Development Programs	38

Sub-Proposals 6(h) and 13(h):	To Eliminate the Fundamental Investment Restriction Regarding Investing in Securities of Unseasoned Issuers	39

Sub-Proposals 6(i) and 13(i):	To Eliminate the Fundamental Investment Restriction Regarding Investing in Warrants	39

Sub-Proposals 6(j) and 13(j):	To Eliminate the Fundamental Investment Restriction Regarding Writing or Acquiring Options	40

Proposals 7 and 14:	Approval of New Investment Sub-Advisory Agreements among the Advisor, each of DFA Australia and DFAL and DFAIDG, DFAITC and DEM on behalf of Certain Funds (These Proposals involve separate votes on Sub-Proposals 7(a)—7(b) and Sub-Proposals 14(a)-14(b))	41

Sub-Proposals 7(a) and 14(a):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFA Australia and DFAIDG, DFAITC and DEM on behalf of the Foreign Funds	46

Sub-Proposals 7(b) and 14(b):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFAL and DFAIDG, DFAITC and DEM on behalf of the Foreign Funds	48

Proposal 8:	Approval of Proposed Investment Advisory Agreements between the Advisor and DFAIDG and DIG on behalf of the Feeder Funds	50

Additional Information about the Funds	56

Further Information about Voting and the Meeting	58

Exhibit List	61

ii

INFORMATION ABOUT VOTING

Who is Asking for my Vote?

Your vote on several important matters (each a “Proposal” or “Sub-Proposal,” and together, the “Proposals” or “Sub-Proposals”) has been requested by the Boards of Directors of DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund Inc. (“DEM”), and the Board of Trustees of The DFA Investment Trust Company (“DFAITC”) (each a “Company,” and together, the “Companies”), in connection with a Special Joint Meeting of Shareholders of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the Companies to be held on June 2, 2009 at 9:00 a.m., Central Time, at the Companies’ principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746 (the “Meeting”).

In addition, if you are a shareholder of any of the “feeder funds” (each a “Feeder Fund,” and together, the “Feeder Funds”) listed on Exhibit A to this Proxy Statement, you are being requested to provide voting instructions as to how the shares that your Feeder Fund owns of its corresponding “master fund” (each a “Master Fund,” and together, the “Master Funds”) that represent your investment in the Feeder Fund should be voted for certain Proposals and Sub-Proposals relating to the Master Fund.  The Proposals and Sub-Proposals relating to the Master Funds are identical to the Proposals and Sub-Proposals for the Feeder Funds.  The Feeder Funds and Master Funds operate in a “master-feeder” structure.  Each Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Master Fund.  Please see the section entitled: “On What Issues am I Being Asked to Vote?  — Master-Feeder Fund Structure” on page 2 for more information.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of one of the Companies, although all actions are actually taken by the Company on behalf of the Fund.  Some actions described as taken by or with respect to a Feeder Fund are actually actions to be taken by the Feeder Fund’s Company, on behalf of the Feeder Fund.

Who is Eligible to Vote?

Shareholders of record at the close of business on March 27, 2009 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment of the Meeting (and, in the case of shareholders of a Feeder Fund, entitled to provide voting instructions to such Feeder Fund, as to how to vote shares of the Feeder Fund’s corresponding Master Fund).  Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting.  Each share of record (and each fractional share) of a Feeder Fund is entitled to provide voting instructions to the Feeder Fund, which will vote the shares the Feeder Fund owns of its corresponding Master Fund in proportion to the voting instructions received.

Certain Funds offer multiple classes of shares, including Class R1 shares, Class R2 shares, and Institutional Class shares.  Not all of the Funds offer each class of shares.  Each share of each class is entitled to one vote.  None of the Proposals (or Sub-Proposals) in this Proxy Statement requires separate voting by class.

The Notice of Internet Availability of Proxy Materials and Notice of Special Meeting (“Availability Notice”) was first mailed to, and the proxy card(s)/voting instruction form(s) (“proxy card(s)”) and the Proxy Statement were first made available to, shareholders of record on or about [April     ], 2009.

On What Issues am I Being Asked to Vote?

Shareholders of the Funds are being asked to vote on Proposals (and Sub-Proposals) 1 through 8 listed below.  In addition, shareholders of the Feeder Funds (as listed on Exhibit A to this Proxy Statement) are being asked to submit voting instructions on Proposals (and Sub-Proposals) 9 through 14 listed below, which describe Proposals (and Sub-Proposals) for the Master Funds in which the respective Feeder Funds invest.  Proposals (and Sub-Proposals) 9 through 14 are identical to Proposals (and Sub-Proposals) 1 through 7 on which shareholders of the Feeder Funds are being asked to vote with respect to the matters that relate directly to their Feeder Funds.

The Proposals and Sub-Proposals to be considered at the Meeting are set forth below.  Shareholders of each Fund are being asked to consider each Proposal and Sub-Proposal 1 through 8, and shareholders of each Feeder Fund are being asked to consider each Proposal and Sub-Proposal 9 through 14, unless otherwise indicated.  For a complete listing of the Proposals and Sub-Proposals that the shareholders of each Fund are being asked to consider, please see Exhibit B to this Proxy Statement.

1.                                       To elect a Board of Trustees or Board of Directors, as applicable, for each Company.

2.                                       To approve Articles of Amendment and Restatement for each of DFAIDG and DIG.

3.                                       To approve an Agreement and Plan of Reorganization that provides for the reorganization of DEM from a Maryland corporation to a Delaware statutory trust .

4.                                       To approve an Amended and Restated Agreement and Declaration of Trust for DFAITC.

5.                                       To approve amendments to the following fundamental investment restrictions of each Fund (includes five (5) Sub-Proposals) (does not apply to the DFA Short-Term Extended Quality Portfolio of DFAIDG):

(a)                                  To amend the fundamental investment restriction regarding borrowing.

(b)                                 To amend the fundamental investment restriction regarding lending.

(c)                                  To amend the fundamental investment restriction regarding investments in real estate.

(d)                                 To amend the fundamental investment restriction regarding investments in commodities.

(e)                                  To amend the fundamental investment restrictions regarding diversification of investments (does not apply to the DFA California Short-Term Municipal Bond Portfolio of DFAIDG).

6.                                       To approve the elimination of the following fundamental investment restrictions of certain Funds as set forth on Exhibit H-1 to this Proxy Statement (includes ten (10) Sub-Proposals, as applicable) (does not apply to the DFA Short-Term Extended Quality Portfolio of DFAIDG):

(a)                                  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(b)                                 To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)                                  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)                                 To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)                                  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)                                    To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)                                 To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases or development programs.

(h)                                 To eliminate the fundamental investment restriction regarding investing in securities of unseasoned issuers.

(i)                                     To eliminate the fundamental investment restriction regarding investing in warrants.

(j)                                     To eliminate the fundamental investment restriction regarding writing or acquiring options.

7.                                       To approve new investment sub-advisory agreements as follows (includes two (2) Sub-Proposals) (only applies to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio and Emerging Markets Core Equity Portfolio of DFAIDG, The DFA International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series of DFAITC and DEM):

(a)                                  To approve a new investment sub-advisory agreement for each Fund among Dimensional Fund Advisors LP (the “Advisor”), DFA Australia Limited (“DFA Australia”) and the Fund’s Company, on behalf of the Fund.

(b)                                 To approve a new investment sub-advisory agreement for each Fund among the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”) and the Fund’s Company, on behalf of the Fund.

8.                                       To approve new Investment Advisory Agreements for the Feeder Funds (only applies to the U.S. Large Cap Value Portfolio, U.S. Large Company Portfolio, Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Asia Pacific Small Company Portfolio, LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, and Emerging Markets Value Portfolio of DFAIDG, and U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III, LWAS/DFA U.S. High Book to Market Portfolio, U.S. Large Company Institutional Index Portfolio, Tax-Managed U.S. Marketwide Value Portfolio II, DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV, and Emerging Markets Portfolio II of DIG).

9.                                       To provide voting instructions to each Feeder Fund to vote for the election of a Board of Trustees or Board of Directors, as applicable, for the Company that oversees its corresponding Master Fund.

10.                                 To provide voting instructions to the Emerging Markets Value Portfolio of DFAIDG to approve an Agreement and Plan of Reorganization that provides for the reorganization of

DEM from a Maryland corporation to a Delaware statutory trust (only applies to the Emerging Markets Value Portfolio of DFAIDG).

11.                                 To provide voting instructions to each Feeder Fund to approve an Amended and Restated Agreement and Declaration of Trust for DFAITC, with respect to its corresponding Master Fund (does not apply to the Emerging Markets Value Portfolio of DFAIDG).

12.                                 To provide voting instructions to each Feeder Fund to approve amendments to the following fundamental investment restrictions of its corresponding Master Fund (includes five (5) Sub-Proposals):

(a)                                  To amend the fundamental investment restriction regarding borrowing.

(b)                                 To amend the fundamental investment restriction regarding lending.

(c)                                  To amend the fundamental investment restriction regarding investments in real estate.

(d)                                 To amend the fundamental investment restriction regarding investments in commodities.

(e)                                  To amend the fundamental investment restrictions regarding diversification of investments.

13.                                 To provide voting instructions to certain Feeder Funds to approve the elimination of the following fundamental investment restrictions of the corresponding Master Funds as set forth on Exhibit H-2 to this Proxy Statement (includes ten (10) Sub-Proposals, as applicable):

(a)                                  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(b)                                 To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)                                  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)                                 To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)                                  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)                                    To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)                                 To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases or development programs.

(h)                                 To eliminate the fundamental investment restriction regarding investing in securities of unseasoned issuers.

(i)                                     To eliminate the fundamental investment restriction regarding investing in warrants.

(j)                                     To eliminate the fundamental investment restriction regarding writing or acquiring options.

14.                                 To provide voting instructions to each Feeder Fund identified below to approve new investment sub-advisory agreements for the Feeder Fund’s corresponding Master Fund, as follows (includes two (2) Sub-Proposals) (only applies to LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio of DFAIDG, and DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV and Emerging Markets Portfolio II of DIG):

(a)                                  To provide voting instructions to each Feeder Fund to approve a new investment sub-advisory agreement for its corresponding Master Fund among the Advisor, DFA Australia and the Master Fund’s Company.

(b)                                 To provide voting instructions to each Feeder Fund to approve a new investment sub-advisory agreement for its corresponding Master Fund among the Advisor, DFAL and the Master Fund’s Company.

Master-Feeder Fund Structure.  Each of the Funds listed on Exhibit A to this Proxy Statement operates in a “master-feeder” arrangement in which each Feeder Fund invests substantially all of its assets in a corresponding Master Fund.  Each Feeder Fund seeks to achieve its investment objective by investing substantially all of the Feeder Fund’s assets in the Master Fund, which has an investment objective that is identical to the Feeder Fund’s investment objective.  The Master Fund, in turn, invests directly in securities and other investments.  As a shareholder in a Master Fund, each Feeder Fund is being asked to vote on Proposals (and Sub-Proposals) 1 and 3 through 7 described in this Proxy Statement as they relate to the Master Funds.  Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master-feeder fund arrangements, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s own shareholders.  Under the 1940 Act, each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s shareholders.  As a result, if you are a shareholder of a Feeder Fund, in addition to your votes on Proposals (and Sub-Proposals) 1 through 8 as the Proposals (and Sub-Proposals) relate to the Feeder Fund in which you own shares, the Boards of Directors of DFAIDG and DIG need your voting instructions on the matters for which your Feeder Fund has to vote as a shareholder of its corresponding Master Fund.  You are being asked to provide these voting instructions in Proposals (and Sub-Proposals) 9 through 14.  A Feeder Fund will vote the shares that the Feeder Fund owns of its corresponding Master Fund with respect to each Proposal (or Sub-Proposal) of the Master Fund in the same proportion as the voting instructions the Feeder Fund receives from its shareholders.  The other Feeder Funds that invest in a Master Fund also will vote their Master Fund’s shares in accordance with the voting instructions received from such Feeder Funds’ respective shareholders with respect to the matters described in Proposals (and Sub-Proposals) 9 through 14 for the Master Fund.  In addition, any direct shareholders of a Master Fund also will vote on the Master Fund’s Proposals (and Sub-Proposals) by voting directly on Proposals (and Sub-Proposals) 1 and 3 through 7, which are identical to the matters described in Proposals (and Sub-Proposals) 9 through 14 requesting voting instructions from Feeder Fund shareholders.

Because several of the Master Funds have multiple Feeder Fund shareholders and/or have other investors, in addition to the Feeder Funds, it is possible that a Proposal (or Sub-Proposal) concerning a Master Fund will not be approved by the requisite vote, even if your Feeder Fund casts its votes to approve the Proposal (or Sub-Proposal).  It also is possible that a Proposal (or Sub-Proposal) concerning a Master Fund will be approved by the requisite vote, even if your Feeder Fund casts its votes against the Proposal (or Sub-Proposal).  The Directors have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Funds and the Master Funds.

How Does the Board of my Company Recommend that I Vote?

The Boards of Directors of DEM, DFAIDG, and DIG, and the Board of Trustees of DFAITC (each a “Board,” and together, the “Boards”), unanimously recommend that you vote, or submit voting instructions, “FOR” each Proposal and Sub-Proposal.

How Do I Ensure that my Vote is Accurately Recorded?

You may attend the Meeting and vote or submit your voting instructions in person or you may vote over the Internet by going to the web site located on your Availability Notice or if you received a proxy card, completing and returning your proxy card(s) as instructed in the Availability Notice.  Additionally, you may vote or submit your voting instructions by touch-tone telephone by calling 1(866) 721-1618.  You also may request a paper copy of the proxy materials and submit your vote by mail.

Proxy cards that are properly executed prior to the Meeting will be voted as specified.  If you specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted as you indicate, and any such Proposal for which no vote is specified will be voted “FOR” that Proposal.  If you execute the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your shares will be voted “FOR” all Proposals on which you are entitled to vote.

If you invest in a Fund that is a Feeder Fund and do not provide voting instructions on the proxy card you receive for one or more Proposals or Sub-Proposals relating to the Master Fund in which your Feeder Fund invests, the Feeder Fund will vote the shares of the Master Fund that your investment in the Feeder Fund represents in direct proportion to the percentage of voting instructions received “FOR,” “AGAINST,” and “ABSTAIN” on each Proposal (and Sub-Proposal) of the Master Fund by other shareholders of the Feeder Fund.

May I Revoke my Proxy?

You may revoke your proxy or voting instructions at any time before it is voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund, provided that either is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my Shares are Held in a Brokerage Account?

If your shares are held by your broker or your financial advisor, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker or financial advisor and present it to the Inspector of Election at the Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker or financial advisor, rather than to the appropriate Fund.

Reports to Shareholders and Financial Statements

Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please write to the Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary; call collect at (512) 306-7400; or access the reports on the Funds’ Web site at www.dimensional.com.

PROPOSALS 1 AND 9:

ELECTION OF A BOARD OF TRUSTEES OR A BOARD OF DIRECTORS, AS APPLICABLE

Introduction to Proposals 1 and 9

The following discussion relates to both Proposals 1 and 9.  In Proposal 1, shareholders of each Fund are being asked to elect eight Directors or Trustees (together, the “Director Nominees”) to the Board of the Company.  In Proposal 9, shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote for the election of the eight Directors or Trustees to the Board that oversees its corresponding Master Fund.

The Directors and Trustees of each Board (each a “Director,” and together, the “Directors”) are responsible for supervising the management of the Board’s respective Company and serving the needs and best interests of Fund shareholders.  The Director Nominees for election to serve as Directors for each Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Robert C. Merton, Eduardo A. Repetto, Myron S. Scholes, and Abbie J. Smith.

Who are the Director Nominees?

Each Company currently has the same Board.  All of the Director Nominees standing for election, other than Mr. Repetto, are presently members of each Board.  The Boards are comprised of six Board members who are not “interested persons” of the Companies, as that term is defined in the 1940 Act (together, the “Disinterested Directors”), and two Board members who are “interested persons” of the Companies (together, the “Interested Directors”).  Among the Director Nominees, David G. Booth and Eduardo A. Repetto are deemed to be Interested Directors.  Rex A. Sinquefield, who currently serves as a Director of each Company and is deemed to be an Interested Director, is not standing for election.

Listed below, beside the name, address, and age of each Director Nominee, are the Director Nominee’s positions and length of service on the Boards, principal occupations during the past five years (their titles may have varied during that period), the number of funds in the Dimensional Funds Complex that the Director Nominees oversee and other board memberships that the Director Nominees hold (if applicable).  The Dimensional Funds Complex (the “Dimensional Funds”) consists of the four Companies.

DISINTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	Director	DFAIDG – since 1983 DIG – since 1993 DEM – since 1993 DFAITC – since 1992	89 portfolios in 4 investment companies	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	None

John P. Gould University of Chicago Booth School of Business	Director	DFAIDG – since 1986 DIG – since 1993	89 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member of the	Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

DISINTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held

5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70		DEM – since 1993 DFAITC – since 1992

Board of Milwaukee Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Senior Vice President, Lexecon Inc. (economics, law, strategy, and finance consulting) (1994-2004).

Roger G. Ibbotson Yale School of Management P.O. Box 208200, 135 Prospect Street New Haven, CT 06520 Age: 65	Director	DFAIDG – since 1981 DIG – since 1993 DEM – since 1993 DFAITC – since 1992	89 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).

None

Robert C. Merton Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	Director	DFAIDG – since 2003 DIG – since 2003 DEM – since 2003 DFAITC – since 2003	89 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MFRisk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008).  Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007).  Formerly, Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (investment banking advice and strategic consulting) (2002-2008).

Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street, Building 4 Rye Brook, NY 10573 Age: 67	Director	DFAIDG – since 1981 DIG – since 1993 DEM – since 1993 DFAITC – since 1992	89 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).  Formerly, Director, Chicago Mercantile Exchange (2001-2008).

Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

DISINTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	Director	DFAIDG – since 2000 DIG – since 2000 DEM – since 2000 DFAITC – since 2000	89 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).

Director, HNI Corporation (formerly known as

HON Industries Inc.) (office furniture) (since 2000)

and Director, Ryder System, Inc. (transportation,

logistics and supply-chain management) (since 2003); and Director/Trustee, UBS Funds (fund complex) (55 portfolios) (since 2008).

INTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held

David G. Booth* Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 62	Chairman, Director, President and Chief Executive Officer	DFAIDG – since 1981 DIG – since 1992 DEM – since 1993 DFAITC – since 1992	89 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and, formerly, Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities Inc., DEM, DFAIDG, DIG and DFAITC. Chairman, Director, President and Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Investment Officer.  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Formerly, Director of Dimensional Funds PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC.

None

Eduardo A. Repetto* Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 41	Director, Vice President and Chief Investment Officer	N/A	89 portfolios in 4 investment companies

Chief Investment Officer (beginning March 2007) and Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities Inc., DEM, DFAIDG, DIG, DFAITC, DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Fund Advisors Canada Inc.  Formerly, Research Associate for

None

INTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held
Dimensional Fund Advisors LP (June 2000 to April 2002).

+                                         Each Director holds office for an indefinite term until his or her successor is elected and qualified, or the Director earlier dies, resigns or is removed.

*                                         Mr. Booth is an Interested Director due to his position with the Advisor.  If elected, Mr. Repetto will be an Interested Director due to his position with the Advisor.

If elected, each Director Nominee will hold office for an indefinite term until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, or removal.  Each Director Nominee currently is available and has consented to serve if elected.  If any of the Director Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Board members.

Ms. Smith and Mr. Merton, although each currently serves on the Boards, are standing for election by shareholders for the first time.  Ms. Smith was appointed to the Boards in 2000, and was recommended for appointment to each Board by each Company’s Nominating Committee, which consisted solely of Disinterested Directors.  Mr. Merton was appointed to the Boards in 2003 and also was recommended for appointment to each Board by each Company’s Nominating Committee, which consisted solely of Disinterested Directors.  In both cases, the candidates were initially identified by the Disinterested Directors during a search process for potential candidates that was undertaken by the Nominating Committee.

Mr. Repetto presently does not serve on the Boards.  Mr. Repetto was recommended to the Nominating Committee for consideration for nomination for election to the Boards by the Chief Executive Officer of the Companies.  After a review and assessment of Mr. Repetto’s qualifications, Mr. Repetto was nominated by the Boards, based on the recommendation of the Nominating Committee, to stand for election as Director at the Meeting.

How are Nominees for Director Selected?

The Board of each Company has a Nominating Committee (together, the “Nominating Committee”), consisting of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Robert C. Merton, Myron S. Scholes and Abbie J. Smith, all of whom are Disinterested Directors of the Companies.  The Nominating Committee is responsible for recommending candidates to serve as Disinterested Directors to the incumbent Disinterested Directors and to the full Board.  While the Nominating Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider, among other things, (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a Board member; (2) whether or not the person has any relationships that might impair the person’s independence; (3) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; and (4) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size.

When a Company’s Board has, or expects to have, a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below).  Such individuals are evaluated based upon the criteria described above.  To date, each Company’s Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates.  A Company’s Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if the recommendations are submitted in writing and addressed to the Companies’ Secretary at such address as is set forth in the Companies’ disclosure documents.  Additionally, the recommendation must include appropriate background material, including (i) the name and address of the Qualifying Fund Shareholder; (ii) the number of shares of each Fund of the Company(s) that are owned of record and beneficially by the Qualifying Fund Shareholder, and the length of such ownership; (iii) a description of all arrangements and undertakings between the Qualifying Fund Shareholder and any other person(s) pursuant to which such recommendation is made; (iv) the name and address of the nominee; (v) the nominee’s resume or curriculum vitae; and (vi) a written consent of the individual nominee to stand for election.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, who: (a) owns of record, or beneficially through a financial intermediary, 5% or more of a Company’s outstanding shares; and (b) has owned such shares for twelve months or more prior to submitting the recommendation to the Nominating Committee.  The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Boards have adopted and approved a formal written Charter for the Nominating Committee.  A copy of the Nominating Committee Charter is attached as Exhibit C-1 to this Proxy Statement.  The Nominating Committee met once during the Companies’ fiscal year ended October 31, 2008.

How Often Do the Boards Meet and What Are the Board Members Paid?

The Boards are responsible for establishing the Companies’ policies and for overseeing the management of the Companies.  The Boards of each of DFAIDG, DIG, DEM, and DFAITC held five meetings during the fiscal year ended October 31, 2008, and each incumbent Director who is standing for election at this Meeting attended at least 75% of the aggregate total number of meetings of the Boards and the total number of meetings held by all committees of the Boards in which such Director serves during the Companies’ fiscal year ended October 31, 2008.  The Companies currently do not have a formal policy regarding Board members’ attendance at annual shareholders’ meetings but encourage Directors to do so.  In addition, none of the Companies held, or was required to hold, an annual meeting at which Board members were elected during the Company’s fiscal year ended October 31, 2008.

Each Disinterested Director is compensated by each Company on which he/she serves as a Board member.  The Interested Directors are not compensated for their services as Board members by the Companies.  The Companies do not maintain or provide pension or retirement benefits to their Board members.

The following table identifies the amount of compensation that each Director received from each Company and the aggregate amount of compensation that each Director received from the Dimensional Funds during the fiscal period from December 1, 2007 to October 31, 2008.  Additionally, the table provides the amount of compensation that was received by the highest paid executive officer of each Company.  No other executive officer is compensated by the Companies.

	Aggregate compensation from				Pension or Retirement Benefits as Part of	Estimated Annual Benefit upon	Total Compensation the Dimensional Funds Paid to
Name and Position	DFAIDG*	DIG*	DFAITC*	DEM*	Expenses	Retirement	Directors

George M. Constantinides Disinterested Director	$78,594	$12,467	$52,219	$6,720	N/A	N/A	$150,000
John P. Gould Disinterested Director	$78,594	$12,467	$52,219	$6,720	N/A	N/A	$150,000
Roger G. Ibbotson Disinterested Director	$83,764	$13,319	$55,750	$7,167	N/A	N/A	$160,000
Robert C. Merton Disinterested Director	$78,594	$12,467	$52,219	$6,720	N/A	N/A	$150,000
Myron S. Scholes Disinterested Director	$78,594	$12,467	$52,219	$6,720	N/A	N/A	$150,000
Abbie J. Smith Disinterested Director	$78,594	$12,467	$52,219	$6,720	N/A	N/A	$150,000
Christopher S. Crossan Chief Compliance Officer	$159,136	$25,425	$106,436	$13,586	N/A	N/A	N/A
David G. Booth Interested Director	$0	$0	$0	$0	N/A	N/A	$0

*                                         Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the Disinterested Directors of the Companies may defer receipt of all or a portion of their compensation for serving as Board members.  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the Dimensional Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the Disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Disinterested Director or to pay any particular level of compensation to the Disinterested Director.  The total amount of deferred compensation accrued by the Disinterested Directors who participated in the Plan during the fiscal year ended October 31, 2008 is as follows: $160,000 (Mr. Ibbotson); $150,000 (Mr. Scholes);  and $150,000 (Ms. Smith).  A Disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the Disinterested Director’s resignation from the Boards, or death or disability, or (b) five years following the first deferral, in such amounts as the Disinterested Director has specified.  The obligations of the Dimensional Funds to make payments under the Plan will be unsecured general obligations of the Dimensional Funds, payable out of the general assets and property of the Dimensional Funds.

The following tables provide the dollar range of shares of the Funds of each Company and the aggregate dollar range of shares of the Dimensional Funds that are beneficially owned by each Director Nominee as of December 31, 2008:

DISINTERESTED DIRECTOR NOMINEES

Name	Dollar Range of Shares Owned/Fund Name	Aggregate Dollar Range of Shares Owned in All Companies Overseen by Director in the Dimensional Funds
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	DFAIDG Over $100,000/U.S. Core Equity 1 Portfolio Over $100,000/U.S. Core Equity 2 Portfolio Over $100,000/International Core Equity Portfolio DIG, DEM and DFAITC None	Over $100,000; Over $100,000 in Simulated Funds**
Robert C. Merton	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	DFAIDG $10,001-$50,000/U.S. Micro Cap Portfolio DIG, DEM and DFAITC None	$10,001-$50,000; Over $100,000 in Simulated Funds**

DISINTERESTED DIRECTOR NOMINEES

Name	Dollar Range of Shares Owned/Fund Name	Aggregate Dollar Range of Shares Owned in All Companies Overseen by Director in the Dimensional Funds
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**

**          As discussed above, the Disinterested Directors of the Companies may invest all or a portion of their compensation for serving as Board members in Simulated Funds, which represent a cross-section of the Dimensional Funds.

INTERESTED DIRECTOR NOMINEES

Name	Dollar Range of Shares Owned/Fund Name	Aggregate Dollar Range of Shares Owned in All Companies Overseen by Director in the Dimensional Funds

David G. Booth	DFAIDG	Over $100,000
$50,001-$100,000/U.S. Micro Cap Portfolio
$10,001 - $50,000/DFA One-Year Fixed Income Portfolio
Over $100,000/DFA International Small Cap Value Portfolio
Over $100,000/DFA Short-Term Municipal Bond Portfolio
Over $100,000/DFA Two-Year Global Fixed Income Portfolio
DIG
Over $100,000/Global Equity Portfolio
Over $100,000/Global 25/75 Portfolio
DEM and DFAITC
None
Eduardo A. Repetto	DFAIDG	Over $100,000
Over $100,000/DFA Short-Term Municipal Bond Portfolio
Over $100,000/U.S. Core Equity 1 Portfolio
Over $100,000/U.S. Core Equity 2 Portfolio
$10,001-$50,000/U.S. Large Company Portfolio
$10,001-$50,000/International Core Equity Portfolio
$10,001-$50,000/Large Cap International Portfolio
DEM, DIG and DFAITC
None

Who are the Executive Officers of the Companies?

Officers of the Companies are appointed by the Boards and serve at the pleasure of the Boards.  Exhibit C-2 to this Proxy Statement identifies the executive officers of the Companies, and provides the officers’ ages and addresses, as well as their positions and length of service with the Companies, and principal occupations during the past five years.

What are the Standing Committees of the Boards?

The Board of each Company has three standing committees: the Audit Committee, the Portfolio Performance and Service Review Committee (the “Performance Committee”), and the Nominating Committee.  For more information on the Nominating Committee, see “How are Nominees for Directors Selected?” above.

Each Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith, all of whom are Disinterested Directors.  The Audit Committees oversee the Companies’

accounting and financial reporting policies and practices, the Companies’ internal controls, the Companies’ financial statements and the independent audits thereof, and perform other oversight functions, as requested by the Boards.  The Audit Committees are responsible for the appointment, compensation and retention, and recommend the appointment to the Boards, of the Companies’ independent registered public accounting firm (the “auditors”), and also act as a liaison between the Companies’ auditors and the Companies’ Boards.  There were three Audit Committee meetings held during the fiscal year ended October 31, 2008 for each Company.

Each Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Robert C. Merton, Abbie J. Smith, John P. Gould and Myron S. Scholes, all of whom are Disinterested Directors.  Each Performance Committee regularly reviews and monitors the investment performance of a Company’s Funds and reviews the performance of a Company’s service providers.  There were five Performance Committee meetings held during the fiscal year ended October 31, 2008 for each Company.

Who are the Companies’ Auditors?

Selection of Auditors.  The Audit Committee and the Board of each Company have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as auditors of the Companies.  Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to any appropriate questions.

Audit Fee Information for the Companies.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Companies’ annual financial statements and for review of the financial statements included in the Companies’ annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years of the Companies are set forth in the table below.

	Fiscal Year Ended:
Company Name	November 30, 2007	October 31, 2008
DFAIDG	$643,000	$813,834
DIG	78,067	82,264
DFAITC	360,600	366,368
DEM	19,533	20,333

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PwC that were reasonably related to the performance of the audit or review of the Companies’ financial statements, which were not reported under “Audit Fees” above, for the last two fiscal years of the Companies, are set forth in the table below.  The Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Companies’ semi-annual financial statements.

	Fiscal Year Ended:
Company Name	November 30, 2007	October 31, 2008
DFAIDG	$59,541	$69,941
DIG	18,227	18,227
DFAITC	25,517	25,517
DEM	1,215	1,215

The Audit-Related Fees required to be approved by each Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $130,000 and $165,000 for the fiscal years ended November 30, 2007 and October 31, 2008, respectively.  The Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 report regarding controls at the Advisor.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning for the last two fiscal years for the Companies are set forth in the table below.  The Tax Fees included fees for tax services in connection with the Companies’ excise tax calculations, limited review of the Companies’ applicable tax returns and, with respect to each Company except DIG, capital gains tax services in India.

	Fiscal Year Ended:
Company Name	November 30, 2007	October 31, 2008
DFAIDG	$134,199	$233,289
DIG	35,571	58,544
DFAITC	60,277	97,206
DEM	10,953	18,027

There were no Tax Fees required to be approved by each Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.

All Other Fees

There were no additional fees paid by the Companies for products and services provided by PwC, other than the services reported above, for the Companies’ last two fiscal years.  There were no “All Other Fees” required to be approved by each Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years ended November 30, 2007 and October 31, 2008.

The Audit-Related Fees and Tax Fees disclosed above were approved by the Audit Committee of each Board but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The percentage of hours expended on PwC’s engagement to audit the Companies’ financial statements for the fiscal year ended October 31, 2008 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Companies, the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Companies for the last two fiscal years of the Companies are set forth in the table below.

	Fiscal Year Ended:
Company Name	November 30, 2007	October 31, 2008
DFAIDG	$557,072	$918,979
DIG	417,130	692,520
DFAITC	449,126	738,472
DEM	375,500	634,991

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Companies, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Pre-Approval Policies and Procedures

The Audit Committee of each Board has adopted Pre-Approval Policies and Procedures.  The Pre-Approval Policies and Procedures are set forth in Exhibit C-3 to this Proxy Statement.

What is the Required Vote on Proposals 1 and 9?

For Proposal 1, the Director Nominees will be elected to the Board of each Company by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of such Company, regardless of the results of the votes cast by the shareholders of each individual Fund.  This means that the Director Nominees receiving the largest number of votes will be elected to fill the eight available positions.

For Proposal 9, the shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of a Master Fund, should vote on the election of the Director Nominees to the Board of the Company that oversees the Feeder Fund’s corresponding Master Fund.  The Director Nominees will be elected to the Board of each Company that oversees the Master Funds by the affirmative vote of a plurality of votes cast collectively by shareholders (including Feeder Funds) of all of the Funds (including Master Funds) of such Company, regardless of the results of the votes cast by the shareholders of each individual Fund of the Master Fund’s Company.  This means that the Director Nominees receiving the largest number of votes will be elected to fill the eight available positions.

THE BOARD OF EACH COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD.

PROPOSAL 2:                                                                                                          APPROVAL OF ARTICLES OF AMENDMENT AND RESTATEMENT FOR EACH OF DFAIDG AND DIG

Proposal 2 does not apply to the Funds of DFAITC or to DEM.

Introduction to Proposal 2

In Proposal 2, shareholders of the Funds of each of DFAIDG and DIG are being asked to approve Articles of Amendment and Restatement for the respective Company.

Each of DFAIDG and DIG (each a “Maryland Company,” and collectively, the “Maryland Companies”) is organized as a corporation under Maryland law and operates pursuant to a charter, called articles of incorporation, which sets forth various provisions relating primarily to the authority of the Maryland Company to conduct business and to the governance of the Maryland Company.  Each Maryland Company was incorporated under Maryland law a number of years ago, pursuant to its articles of incorporation, which have since been amended and/or supplemented (collectively, the “Current Articles”).  The Board of each Maryland Company unanimously recommends that shareholders of the Maryland Company approve the proposed Articles of Amendment and Restatement (the “New Articles”) for the Maryland Company, in substantially the form attached as Exhibit D-1 to this Proxy Statement.  The purpose of the New Articles is to provide each Maryland Company with a more modern charter that is uniform among all of the Maryland Companies and to make administration of the Maryland Companies more efficient.

Why are the Boards of the Maryland Companies Recommending Approval of the New Articles?

The Boards of the two Maryland Companies believe that there are advantages to adopting the New Articles for those Companies.  First, adopting a charter that is substantially identical for each Maryland Company will promote uniformity of fund administration, and therefore could make fund compliance, legal interpretation and corporate governance less burdensome and costly for the Maryland Companies and their shareholders.

Since the time the Maryland Companies were organized, the Maryland corporate laws applicable to the Maryland Companies have changed.  The New Articles also are intended to give the Maryland Companies and their Boards additional flexibility by allowing the Board of a Maryland Company to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Maryland Companies to operate in a more efficient and economical manner.

Adoption of the New Articles will not alter in any way the Directors’ existing fiduciary duties to shareholders.

How Do the Current Articles Compare to the New Articles?

A comparison of the significant provisions of the New Articles to the Current Articles is included in Exhibit D-2 to this Proxy Statement.  The New Articles would amend and restate the Current Articles in a number of ways, including, for example,  (i) in some instances, providing additional protections, including indemnification and advancement of expenses, to the Directors and officers to the maximum extent permitted under Maryland corporate law; (ii) providing additional authority to the Board to redeem shares involuntarily, including instances where shareholder accounts have fallen below the minimum account size; and (iii) allowing the Board to convert shares of one Fund or class into another Fund or class without a shareholder vote.  In addition to the substantive changes described above and in Exhibit D-2, there are other stylistic differences between the New Articles and the

Current Articles.  The discussion above and in Exhibit D-2 is qualified in its entirety by reference to the New Articles themselves, a form of which is attached as Exhibit D-1 to this Proxy Statement.

Adoption of the New Articles will not result in changes to:  (1) any of the Maryland Companies’ officers or Directors (although Directors may change pursuant to Proposals 1 and 9 in this Proxy Statement with respect to the election of Directors); (2) the investment objectives, strategies or restrictions described in the Funds’ current registration statements (although this will change if approved pursuant to Proposals 5 and 12 and Proposals 6 and 13 in this Proxy Statement); (3) the Maryland Companies’ service providers; or (4) the fees or expenses incurred by the Maryland Companies or their Funds.

What is the Required Vote on Proposal 2?

For Proposal 2, the approval of the New Articles for each Maryland Company requires the affirmative vote of a majority of the outstanding shares of that Company.  This means that shareholders of all of the Funds of such Maryland Company voting collectively will determine if the New Articles are approved, regardless of the results of the votes cast by the shareholders of each individual Fund.  If the New Articles are not approved by shareholders of a Maryland Company, then that Company’s Current Articles will remain in effect.

THE BOARD OF EACH MARYLAND COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ARTICLES OF AMENDMENT AND RESTATEMENT FOR THE MARYLAND COMPANY.

PROPOSALS 3 AND 10:

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF DEM FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST

Proposal 3 does not apply to the Funds of DFAIDG, DIG and DFAITC.  Proposal 10 only applies to the Emerging Markets Value Portfolio of DFAIDG.

Introduction to Proposals 3 and 10

The following discussion relates to both Proposals 3 and 10.  In Proposal 3, shareholders of DEM are being asked to approve an Agreement and Plan of Reorganization that provides for the reorganization of DEM from a Maryland corporation to a Delaware statutory trust.  In Proposal 10, shareholders of the Emerging Markets Value Portfolio of DFAIDG also are being asked to provide voting instructions to the Emerging Markets Value Portfolio, a Feeder Fund in DEM, with respect to how the Portfolio, as a shareholder of DEM, should vote on the Agreement and Plan of Reorganization.

DEM is currently organized as a corporation under Maryland law, similar to DFAIDG and DIG.  The Board of DEM unanimously recommends that shareholders of DEM approve an Agreement and Plan of Reorganization (the “Delaware Plan”), substantially in the form attached to this Proxy Statement as Exhibit E-1, that would change the state and form of organization of DEM.  These proposed changes call for the reorganization of DEM from a Maryland corporation into a newly formed Delaware statutory trust.  This proposed reorganization will be referred to throughout this Proxy Statement as the “DE Reorganization.”  To implement the DE Reorganization, the Board of DEM has approved the Delaware Plan, which contemplates the continuation of the current business of DEM in the form of a new Delaware statutory trust named “Dimensional Emerging Markets Value Fund” (the “DE Fund”).

What will the DE Reorganization mean for DEM and its shareholders?

If the Delaware Plan is approved by the shareholders of DEM and the DE Reorganization is implemented, the DE Fund would have the same investment objective, policies, and investment restrictions as DEM.  The Board of the DE Fund, including any persons elected as Directors of DEM pursuant to Proposal 1, and officers of the DE Fund would be the same as those of DEM, and would operate the DE Fund in essentially the same manner as such officers previously operated DEM, except as otherwise described below.  Thus, on the effective date of the DE Reorganization, each shareholder of DEM would hold an interest in the DE Fund that is equivalent to such shareholder’s interest in DEM at the time the DE Reorganization is implemented.  A shareholder’s investment in DEM would generally not change. However, as discussed more fully below, the DE Fund would be able to elect partnership tax status, which may impact some shareholders of the DE Fund.

Why is the Board of DEM recommending approval of the Delaware Plan and the DE Reorganization?

The Board of DEM has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations.  Specifically, DEM, as a Maryland corporation, is presently classified for federal income tax purposes as a “per se” corporation and is not eligible to elect its federal entity classification status.  In contrast, an investment company organized as a Delaware statutory trust, not otherwise classified as a corporation under some other provision of the Internal Revenue Code of 1986, as amended (the “Code”), is permitted to elect its federal entity classification status.   As a continuation of DEM, the DE Fund would initially be classified as a corporation.  However, pursuant to the DE Fund’s governing documents, the DE Fund may elect partnership status without the approval or consent of each of its shareholders. It may be desirable for the DE Fund to elect in the future to be taxed as a partnership (if the DE Fund has two or more shareholders) or as a disregarded entity (if the DE Fund has only one shareholder), rather than as a corporation taxable as a regulated investment company for federal income tax purposes.

For example, the Emerging Markets Value Portfolio of DFAIDG, as the Feeder Fund (the “Value Portfolio”), is presently unable to pass-through to its shareholders its pro rata share of foreign tax credits realized by DEM (or the DE Fund, to the extent it continues to be classified as a corporation following the DE Reorganization) because the Value Portfolio does not satisfy the requirement that, at the close of the Value Portfolio’s fiscal year, more than 50% of its assets consist of foreign securities — the Value Portfolio is treated as owning shares of DEM, which is not a foreign issuer.  In contrast, if the DE Fund were taxable as a partnership, the Value Portfolio would be treated as owning a proportionate share of the DE Fund’s assets and then may be able satisfy this percentage limitation on a look-through basis, entitling the Value Portfolio to elect to pass-through to its shareholders foreign tax credits.  In addition, classification of the DE Fund as a partnership may facilitate the Value Portfolio’s compliance with certain U.S. federal income tax rules, including those that apply to distributions by DEM or the DE Fund (classified as a corporation) to the Value Portfolio in redemption of DEM’s or the DE Fund’s shares.

On the other hand, a change in the DE Fund’s entity classification from that of a corporation to a partnership may affect certain of the DE Fund’s other shareholders.  For example, such a change in entity classification would cause shareholders, other than the Value Portfolio, to recognize a taxable gain or loss for U.S. federal income tax purposes on the deemed liquidation of the DE Fund, measured by the difference between (x) the fair market value of the DE Fund (partnership) shares deemed distributed to the shareholders immediately before the close of the day before the change in classification is effective and (y) the shareholders’ adjusted tax basis in the shares of the DE Fund deemed surrendered by them in the exchange.  In addition, the DE Fund’s shareholders that are subject to tax would become taxable on the shareholders’ pro rata share of the DE Fund’s income whether or not distributed each year.  Generally, entities classified as partnerships do not make distributions unlike investment companies that are classified as corporations, which are required to make income distributions each year.

In addition, the present classification of DEM (and the DE Fund as its successor) as a corporation serves to block the pass through of unrelated business taxable income (“UBTI”) to any shareholders of DEM or the DE Fund (classified as a corporation) that are tax-exempt shareholders.  Therefore, if the DE Fund were to elect to be taxed as a partnership for U.S. federal income tax purposes, any tax-exempt shareholders of the DE Fund would, in general, be deemed to be in receipt of UBTI to the extent the DE Fund’s portfolio investments are debt-financed or a tax-exempt shareholder finances their purchase of DE Fund shares.  Any such election by the DE Fund to be taxed as a partnership would not adversely effect the shareholders of the Value Portfolio that are tax-exempt shareholders as those shareholders hold their interests in the DE Fund indirectly through the Value Portfolio, which is classified as a corporation.

Other benefits for investment companies organized under Delaware statutory trust law include the ability to simplify operations by reducing administrative burdens.  For example, the Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended.  The Delaware law also allows greater flexibility in drafting and amending an investment company’s governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders.  In contrast, Maryland corporations must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock).  Such filings and any related fees are not required in Delaware.

Investment companies organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings.  For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations, and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote.  The Delaware Statutory

Trust Act (the “DSTA”), on the other hand, allows a fund to provide in its governing documents that each of these types of transactions may proceed with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act.  Finally, Maryland corporate law imposes more stringent record date, notice, quorum, and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

If the Delaware Plan is approved and implemented for DEM, the DE Fund, in the future, would be able to elect its federal entity classification status for federal tax income purposes, and will be able to take advantage of the greater flexibility afforded Delaware statutory trusts, including, but not limited to, shareholder voting and amending the DE Fund’s governing documents.  Exhibit E-2 to this Proxy Statement includes a more complete description of the differences between Maryland corporations and Delaware statutory trusts and a comparison of certain provisions of the governing instruments of DEM and the DE Fund.

Shares of the DE Fund and DEM each have one vote per full share and a proportionate fractional vote for each fractional share.  Both the DE Fund and DEM provide for noncumulative voting in the election of their trustees/directors.  Like DEM, the DE Fund does not intend to hold annual shareholder meetings.  Special meetings of shareholders may be called at any time by the DE Fund’s Board of Trustees (the “DE Board”), by the chairperson of the DE Board or by the president of the DE Fund for the purpose of taking action upon any matter deemed by the DE Board to be necessary or desirable.

While shareholders of the DE Fund will have similar distribution and voting rights as the shareholders currently have as shareholders of DEM, there are certain differences.  The organizational documents and law differ in record date parameters for determining shareholders entitled to notice of and to vote at shareholder meetings and differ in the proportion of shares required to approve certain matters, such as mergers, dissolution, and amendments to charter documents.

Under Maryland corporation law, the shareholders of DEM are not subject to any personal liability for any claims against, or liabilities of, DEM solely by reason of being or having been shareholders of DEM.  Under the DSTA, shareholders of the DE Fund will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

What are the procedures and consequences of the DE Reorganization?

Upon completion of the DE Reorganization, the DE Fund will continue the business of DEM with the same investment objective, policies, and investment restrictions as those of DEM existing on the date of the DE Reorganization, and will hold the same portfolio of securities then held by DEM.  The DE Fund will be operated under substantially identical overall management, investment advisory, and administrative arrangements as those of DEM.  As the successor to DEM’s operations, the DE Fund will adopt DEM’s registration statement and notification of registration under the 1940 Act.

The DE Fund was created solely for the purpose of becoming the successor organization to, and carrying on the business of, DEM.  To accomplish the DE Reorganization, the Delaware Plan provides that DEM will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Fund.  In exchange for these assets and liabilities, the DE Fund will issue its own shares of the DE Fund to DEM, which will then distribute those shares pro rata to the shareholders of DEM.  Through this procedure, each shareholder of DEM will receive exactly the same number and dollar amount (based upon net asset value) of shares of the DE Fund as the shareholder held in DEM on the date of the DE Reorganization.  The net asset value of each share of the DE Fund will be the same as that of DEM on the date of the DE Reorganization.  Shareholders will retain the right to any declared but undistributed dividends or other distributions payable on the shares of DEM that such shareholders may have had as of the effective date of the DE Reorganization.  As soon as practicable after the date of the DE Reorganization, DEM will be dissolved and cease its corporate existence.

The Board of DEM may terminate the Delaware Plan and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if the Board determines that proceeding with the DE Reorganization is inadvisable and not in the best interests of shareholders of DEM.  If the DE Reorganization is not approved by shareholders of DEM, or if the Board of DEM abandons the DE Reorganization, DEM will continue to operate as a Maryland corporation.  If the DE Reorganization is approved by shareholders, it is expected to be completed during the [third] quarter of 2009.

What effect will the DE Reorganization have on the current investment advisory agreement?

As a result of the DE Reorganization, the DE Fund will be subject to a new investment advisory agreement between the DE Fund and the Advisor, and if approved at the Meeting, the proposed new investment sub-advisory agreements among the Advisor, the DE Fund, and each of Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”).  The new investment advisory agreement and the new investment sub-advisory agreements will be substantially identical to the current investment advisory agreement between the Advisor and DEM and to the proposed investment sub-advisory agreements among the Advisor, DEM, and each of DFAL and DFA Australia, as set forth in Proposals 7(a) and 7(b), respectively.

What effect will the DE Reorganization have on the current shareholder servicing agreements?

The DE Fund will enter into agreements with PNC Global Investment Servicing (U.S.), Inc. (“PNCGIS”) for administration, accounting, dividend disbursing, and transfer agency services that are substantially identical to the Administration and Accounting Agreement and Transfer Agency Agreement currently in place for DEM or will have such agreements assigned to it.  DEM will assign to the DE Fund DEM’s custody agreement with Citibank, N.A.

What is the effect of shareholder approval of the Delaware Plan?

Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment advisory agreement and any sub-advisory agreements for the investment company.  Theoretically, if the Delaware Plan is approved and DEM is reorganized as the DE Fund, the shareholders of the DE Fund would need to vote on these items in order to comply with the 1940 Act.  In order to comply with these requirements and consistent with guidance of the Securities and Exchange Commission (the “SEC”), shareholder approval of the Delaware Plan will constitute, for purposes of the 1940 Act, shareholder approval of:  (1) the election of the Directors of DEM who are in office on the effective date of the DE Reorganization (including, if elected, the Director Nominees set forth in this Proxy Statement) as Trustees of the DE Fund; (2) a new investment advisory agreement between the DE Fund and the Advisor, which is substantially identical to the investment advisory agreement currently in place for DEM; and (3), if approved by the shareholders of DEM at this Meeting, the proposed investment sub-advisory agreements among the Advisor, DEM, and each of DFAL and DFA Australia.

If the Delaware Plan is approved by DEM shareholders, then this initial shareholder approval for the DE Fund will be arranged by DEM (1) purchasing one share of the DE Fund; (2) as the sole shareholder of the DE Fund voting “FOR” the election of Director Nominees, the initial investment advisory agreement and the investment sub-advisory agreements; and (3) then redeeming its share, all prior to the completion of the DE Reorganization.  These actions will enable the DE Fund to satisfy the requirements of the 1940 Act without involving the time and expense of calling another shareholder meeting.

What is the capitalization and structure of the DE Fund?

The DE Fund was formed as a Delaware statutory trust on March 18, 2009 pursuant to Delaware law.  The DE Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value.

As of the effective date of the DE Reorganization, shares of DEM and the DE Fund will:  (1) have similar distribution rights; (2) be fully paid and non-assessable; (3) have no preemptive or subscription rights; (4) have similar liquidation rights; and (5) have one vote per share and a proportionate fractional vote for each fractional share.  Neither the DE Fund nor DEM provides for cumulative voting in the election of its Board members.  The DE Fund also has the same fiscal year as DEM. As long as the DE Fund remains taxable as a corporation following the DE Reorganization there are no material federal income tax differences between DEM and the DE Fund.  However, the differences in taxation described above will become applicable if the DE Fund makes a change in entity classification.  Also, as a shareholder of the DE Fund, the DE Board will have greater authority to cause the reorganization, merger or liquidation of the DE Fund, and to approve changes to the DE Fund’s governing instruments, without shareholder approval, than the Board of DEM currently has.

Who will bear the expenses of the DE Reorganization?

Because the DE Reorganization will benefit DEM and its shareholders, the Board had authorized that the expenses incurred in the DE Reorganization shall be paid by DEM, whether or not the DE Reorganization is approved by shareholders.

Are there any tax consequences for shareholders?

The DE Reorganization is designed to be tax-free for federal income tax purposes so that DEM shareholders will not experience a taxable gain or loss when the DE Reorganization is completed.  Generally, the basis and holding period of a shareholder’s shares in the DE Fund will be the same as the basis and holding period of such shareholder’s shares in DEM.  Consummation of the DE Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Fund and DEM, that under the Code, the DE Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to DEM, the DE Fund, or their shareholders.  However, any election by the DE Fund following the DE Reorganization to change its entity classification from that of a corporation to a partnership for U.S. federal income tax purposes would result in the deemed liquidation of the DE Fund for tax purposes.  Investors, other than the Value Portfolio, would recognize a taxable gain or loss on the deemed liquidation of the DE Fund as described more fully above.

What is the effect of my voting “FOR” the Delaware Plan?

By voting “FOR” the Delaware Plan, shareholders of DEM will be agreeing to become shareholders of an open-end fund organized as a Delaware statutory trust, with Board members, an investment advisory agreement, sub-advisory agreements, and other service arrangements that are substantially identical to those in place for DEM.

What is the Required Vote on Proposals 3 and 10?

For Proposal 3, the approval of the Delaware Plan for DEM, the Plan must be approved by the affirmative vote of a “majority of the outstanding voting securities” of DEM, as defined in and required by the 1940 Act.  The vote of a “majority of the outstanding voting securities” of DEM is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of DEM present at the Meeting, if the holders of more than 50% of the outstanding voting securities of DEM are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of DEM.  If the Plan is not approved by the shareholders of DEM, the DE Reorganization will not occur, and the Board of DEM will consider what action, if any, to take in the future.

In Proposal 10, the shareholders of the Emerging Markets Value Portfolio of DFAIDG are being asked to provide voting instructions to the Emerging Markets Value Portfolio, a Feeder Portfolio, with respect to how the Portfolio should vote on the approval of the Delaware Plan for DEM, the Emerging Markets Value Portfolio’s Master Fund.  The approval of the Plan for the Emerging Markets Value Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Emerging Markets Value Portfolio.  The vote of a “majority of the outstanding voting securities” of the Emerging Markets Value Portfolio is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Portfolio.

THE BOARD OF DEM UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE AGREEMENT AND
PLAN OF REORGANIZATION FOR DEM.

PROPOSALS 4 AND 11:

APPROVAL OF AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR DFAITC

Proposal 4 only applies to the Funds of DFAITC, and Proposal 11 applies to each Feeder Fund except the Emerging Markets Value Portfolio of DFAIDG.

Introduction to Proposals 4 and 11

The following discussion relates to both Proposals 4 and 11.  In Proposal 4, shareholders of the Funds of DFAITC are being asked to approve an Amended and Restated Agreement and Declaration of Trust for the Company.  In Proposal 11, shareholders of each Feeder Fund, other than the Emerging Markets Value Portfolio of DFAIDG, also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC.  Each Feeder Fund is a shareholder of a corresponding Master Fund that is a Fund of DFAITC.

DFAITC is organized as Delaware statutory trust under Delaware law, and operates pursuant to a trust instrument, called an Agreement and Declaration of Trust, which sets forth various provisions relating primarily to the authority of DFAITC to conduct business and to the governance of DFAITC.  DFAITC’s Agreement and Declaration of Trust was effective on December 27, 1993 (the “Current Declaration”).  The Board of DFAITC unanimously recommends that shareholders of the Funds of DFAITC approve the proposed Amended and Restated Agreement and Declaration of Trust (the “New Declaration”) for DFAITC, substantially in the form attached as Exhibit F-1 to this Proxy Statement.  The purpose of the New Declaration is to provide DFAITC with a more modern and flexible trust instrument.

Why is the Board recommending approval of the New Declaration?

The Board of DFAITC believes that there are advantages to adopting the New Declaration for DFAITC.  Since the date when DFAITC was formed, the DSTA, which governs the creation and operation of Delaware statutory trusts, such as DFAITC, has been amended.  The New Declaration reflects those amendments and is generally a modern trust instrument.  The New Declaration also is intended to give the Board more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, including, in certain instances, without shareholder approval.  This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow DFAITC to operate in a more efficient and economical manner.

Adoption of the New Declaration will not alter in any way the Board members’ existing fiduciary obligations to act with due care and in the shareholders’ interests.

How does the Current Declaration Compare to the New Declaration?

A comparison of some of the more significant provisions of the New Declaration and the Current Declaration is included in Exhibit F-2 to this Proxy Statement.  The New Declaration amends the Current Declaration in a number of ways, including (i) changing the par value of all shares of DFAITC to no par value, (ii) expanding the ability of the Board, subject to applicable federal and state law, to approve the reorganization of DFAITC or a Fund thereof, the liquidation of a class of shares or amendments to the New Declaration without shareholder approval, (iii) increasing from 90 to 120 the number of days permitted between a shareholder meeting date and the record date, (iv) changing the vote required by shareholders to approve certain matters, including removal of a Board member, (v) extending the limitation of liability for Board members to DFAITC’s officers and agents and (vi) making mandatory

DFAITC’s obligation to indemnify its agents (including Board members), subject to the limits of the DSTA and the 1940 Act, and specifically permitting advancement of expenses.  The comparison attached as Exhibit F-2 to this Proxy Statement summarizes some of the more significant amendments to the Current Declaration effected by the New Declaration.  In addition to the changes described above and in Exhibit F-2 to this Proxy Statement, there are other substantive and stylistic differences between the New Declaration and the Current Declaration.  The discussion above and in Exhibit F-2 to this Proxy Statement is qualified in its entirety by reference to the New Declaration itself, a form of which is attached as Exhibit E-1 to this Proxy Statement.

Adoption of the New Declaration will not result in any changes in: (1) any of DFAITC’s officers or Board members (except as elected pursuant to Proposals 1 and 9 in this Proxy Statement): (2) the investment goals, policies, strategies or restrictions described in the Funds’ current registration statement (except as approved pursuant to Proposals 5 and 12 and Proposals 6 and 13 in this Proxy Statement); (3) DFAITC’s service providers; or (4) the fees or expenses incurred by DFAITC and its Funds.

What is the Required Vote on Proposals 4 and 11?

For Proposal 4, the approval of the New Declaration for DFAITC requires the affirmative vote of a majority of the shares voted on Proposal 4.  Shareholders of all of the Funds of DFAITC voting collectively will determine if the New Declaration is approved, regardless of the results of the votes cast by the shareholders of each individual Fund.  If the New Declaration is not approved by shareholders of DFAITC, then DFAITC’s Current Declaration will remain unchanged and in effect.

In Proposal 11, the shareholders of each Feeder Fund, other than the Emerging Markets Value Portfolio of DFAIDG, are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of the New Declaration for DFAITC, as a shareholder of a corresponding Master Fund that is a Fund of DFAITC.  The approval of the New Declaration for DFAITC requires the affirmative vote of a majority of the shares voted on Proposal 4.  If the New Declaration is not approved by shareholders of DFAITC, then DFAITC’s Current Declaration will remain unchanged and in effect.

THE BOARD OF DFAITC UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF
TRUST.

INTRODUCTION TO PROPOSALS 5 AND 12 AND PROPOSALS 6 AND 13

Under the 1940 Act, investment companies, such as the Funds, are required to designate investment restrictions governing several specifically enumerated investment practices as “fundamental.”  Investment companies also may voluntarily designate additional restrictions relating to other investment practices as fundamental.  An investment restriction is “fundamental” under the 1940 Act if the restriction can be changed or eliminated only with shareholder approval.  These restrictions may limit the investment activities of the Advisor.

Since the time when many of the Funds were created, certain legal and regulatory requirements applicable to investment companies and their investment activities have changed.  For example, certain investment restrictions that historically were imposed by state laws and regulations were later preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”), and, therefore, these state requirements no longer apply to federally registered investment companies, such as the Funds.  As a result, many of the Funds currently are subject to a number of fundamental investment restrictions that: (i) are more restrictive than the investment restrictions required under present law; (ii) are no longer required by the federal securities laws, the interpretations of the SEC or its Staff, or state securities laws and regulations; (iii) were adopted in response to regulatory, business or industry conditions that no longer exist; or (iv) vary only slightly (and not substantively) from those investment restrictions that now are considered to be the standard forms of investment restrictions for the Funds.

The Boards have reviewed the respective Funds’ fundamental investment restrictions, and are recommending that the shareholders of the Funds approve the proposed amendment or elimination of certain fundamental investment restrictions in order to: (i) conform and standardize each Fund’s fundamental investment restrictions across substantially all of the Funds; (ii) update the investment restrictions that are more restrictive than is currently legally required; or (iii) eliminate those fundamental investment restrictions that no longer are required by the federal or individual states’ securities laws.

The Boards and the Advisor believe that there are several advantages to revising the Funds’ fundamental investment restrictions at this time.  First, by reducing the total number of fundamental investment restrictions and/or updating the language of the investment restrictions at the Meeting, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate.  Second, the Boards and the Advisor believe that the Advisor’s ability to manage a Fund’s assets in a changing investment environment may be enhanced because a Fund, to the extent it is currently subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory, or technical changes and innovations by seeking Board, rather than shareholder, approval when necessary to revise certain investment restrictions or strategies.  In addition, investors reviewing the Funds’ registration statements may benefit from more standardized and streamlined restrictions, as such restrictions will permit investors to more easily evaluate and compare applicable investment restrictions across the Funds.  Finally, the standardized fundamental investment restrictions are expected to enable the Funds and their service providers to more efficiently and effectively monitor portfolio compliance across all of the Funds, and to help avoid conflicts among restrictions whose language varies only slightly from one restriction to another restriction.

The proposed standardized fundamental investment restrictions generally cover only those investment activities for which the 1940 Act requires the Funds to have fundamental investment restrictions.  The proposed amendments or eliminations of certain fundamental investment restrictions will not affect any Fund’s investment objectives or current principal investment strategies.  Likewise, the Boards and the Advisor do not expect that the proposed amendments or eliminations of certain fundamental investment restrictions will materially change the manner in which the Funds currently are managed and operated, or the material risks currently associated with investing in a particular Fund.  However, should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would continue to request Board approval of any such material modification.  In addition, any necessary or appropriate modifications to the risk disclosures to shareholders, including amending a Fund’s prospectus and statement of additional information (“SAI”), would be made.

What is the Required Vote on Proposals 5 and 6 and Proposals 12 and 13?

Each of the Sub-Proposals under Proposals 5 and 6 will be voted on separately by the shareholders of each Fund that would be affected by the proposed changes.  Each Sub-Proposal under Proposals 5 and 6 will be approved for a Fund by the affirmative vote of a “majority of the outstanding voting securities” of that Fund, as defined in and required by the 1940 Act.  The affirmative vote of a “majority of the outstanding voting securities” of a Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund. If a Sub-Proposal under these Proposals is not approved by shareholders of a Fund, the current fundamental investment restriction(s) to which such Sub-Proposal relates will remain in effect for that Fund.  In addition, whether or not a Sub-Proposal is approved for one Fund will not affect whether such Sub-Proposal is approved for another Fund.  With respect to a Feeder Fund, the result of the vote of a Sub-Proposal under Proposals 5 and 6 with respect to the Feeder Fund’s own fundamental investment restrictions may not affect the underlying investment practice described in the Sub-Proposal because all investment decisions are made at the Master Fund level.

With respect to each applicable Sub-Proposal under Proposals 12 and 13, the shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of its corresponding Master Fund, should vote on each Sub-Proposal for the approval of an amendment to, or an elimination of, as applicable, the Master Fund’s fundamental investment restriction(s).  An amendment to, or an elimination of, a fundamental investment restriction for a Master Fund will be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, as defined in and required by the 1940 Act.  The affirmative vote of a “majority of the outstanding voting securities” of a Master Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Master Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Master Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Master Fund.  An amendment to, or elimination of, a Master Fund’s fundamental investment restriction should not affect a Feeder Fund’s ability to invest in that Master Fund.

THE BOARDS UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL OF
AMENDMENTS TO, AND ELIMINATIONS OF, CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS.

PROPOSALS 5 AND 12:

APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (THESE PROPOSALS INVOLVE SEPARATE VOTES ON SUB-PROPOSALS 5(a)—5(e) AND SUB-PROPOSALS 12(a)-12(e))

Introduction to Proposals and Sub-Proposals 5(a)-5(e) and 12(a)-12(e)

The following discussion relates to the Sub-Proposals contained in both Proposals 5 and 12.  With respect to Sub-Proposals 5(a) through 5(e), shareholders of each Fund (except the DFA Short-Term Extended Quality Portfolio) are being asked to approve amendments to certain fundamental investment restrictions of the Fund.  In Sub-Proposals 12(a) through 12(e), shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of amendments to certain fundamental investment restrictions of the Feeder Fund’s Master Fund.

The 1940 Act requires that an investment company establish and adhere to certain fundamental investment restrictions that affect a fund’s investment operations by limiting the activities of the fund’s investment advisor.  An investment company generally is required to establish and adhere to fundamental investment restrictions covering the following activities: (i) borrowing; (ii) lending; (iii) investments in real estate; (iv) investments in commodities; (v) issuer diversification; (vi) industry concentration; (vii) underwriting; and (viii) issuing senior securities.

Currently, many of the Funds’ fundamental investment restrictions addressing certain of these activities vary only slightly from those of other Funds, or are more restrictive than what is required under the 1940 Act.  Management is proposing to amend the Funds’ fundamental investment restrictions relating to each activity required to be addressed by the 1940 Act, except the investment restrictions relating to industry concentration, underwriting, and issuing senior securities, which will remain the same.  By standardizing the five investment restrictions, the Funds will be able to more efficiently and more easily monitor portfolio compliance, and shareholders will be able to more easily evaluate and compare applicable investment restrictions across the Funds.

The proposed standardized fundamental investment restrictions reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market, or technical changes.  The proposed standardized fundamental investment restrictions will not affect the Funds’ investment objectives or strategies.

With respect to Sub-Proposals 5(a) through 5(e), a list of the fundamental investment restrictions that shareholders are being asked to approve for each Fund is set forth in Exhibit H-1 to this Proxy Statement.  In addition, Exhibit H-2 to this Proxy Statement identifies the Feeder Funds that are being asked to provide voting instructions for each Sub-Proposal 12(a) through 12(e) with respect to the Feeder Funds’ corresponding Master Funds.  The text of the proposed fundamental investment restrictions is set forth in each Sub-Proposal below.  The text of each Fund’s current fundamental investment restrictions that are proposed to be amended is set forth in Exhibit H-3 to this Proxy Statement.

Any Sub-Proposal that is approved by shareholders of a Fund will be effective for the Fund as of the date that the shareholders of the Fund are notified that the change will be made, through a supplement to such Fund’s prospectus and/or SAI, reflecting such changes to the Fund’s fundamental investment restrictions.

SUB-PROPOSALS 5(a) AND 12(a):

TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

The 1940 Act imposes certain limitations on the borrowing activities of investment companies, primarily to protect shareholders and their investment by restricting a fund’s ability to subject the shareholders’ assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end investment company may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.  Generally, a loan is considered temporary if it is repaid within sixty days.  Investment companies typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities and the transaction costs incurred in such sales.  An ability to borrow to meet redemption requests provides an investment company with greater flexibility by allowing its investment advisor to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow needs.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What Effect Will Amending the Current Borrowing Restrictions Have on the Funds?

The current investment restrictions of the Funds relating to borrowing limit (i) the amount of money that may be borrowed by a Fund to a certain percentage of the Fund’s total, net, or gross assets, which may be different from the percentages permitted under the 1940 Act, and/or (ii) the purposes for which the Fund may borrow money.  For example, the investment restrictions of some Funds provide that the Funds may only borrow money for extraordinary or emergency purposes in order to meet shareholder redemption requests.  In another example, certain Funds are subject to lower and more restrictive borrowing limitations than other Funds.  The proposed standardized fundamental investment restriction related to borrowing would allow the Funds to borrow money to the maximum extent permitted by law.  In addition, maintaining a standard borrowing restriction for all Funds will allow more efficient and effective compliance monitoring, facilitate standard borrowing arrangements for the Funds, and give the Funds the maximum investment flexibility permitted under the 1940 Act.

Because the proposed borrowing restriction would provide certain Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as possibly reduced total return and increased volatility.  The additional costs and risks to which the Funds may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act (principally Section 18 of the 1940 Act) and any rule, exemption, or interpretation thereof that may be applicable.  In addition, no Fund currently anticipates changing its current policy with respect to its borrowing activities.

SUB-PROPOSALS 5(b) AND 12(b):

TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans.  In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain investment-related practices and transactions.  Among those transactions and practices are the lending of portfolio securities, the acquisition of certain debt instruments, and acquisitions of repurchase agreements.(1)  The current fundamental investment restrictions of certain Funds explicitly identify one or more of these transactions and investment-related practices as excluded from their prohibitions on making loans.

Under the interpretations of the SEC Staff, lending by an investment company, under certain circumstances, also may give rise to issues relating to the issuance of senior securities.  To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. Each Fund is subject to a fundamental investment restriction that specifies that the Fund will not issue senior securities (as that term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.  As noted above, the Boards and the Advisor are not proposing to revise the Funds’ fundamental investment restrictions relating to senior securities, and those fundamental investment restrictions will remain in effect.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Fund be permitted to make a loan to a natural person.

What Effect Will Amending the Current Lending Restrictions Have on the Funds?

The Funds’ current investment restrictions regarding lending generally prohibit the Funds from making loans of cash, except that most of the Funds may acquire publicly traded debt securities and short-term money market instruments, enter into repurchase agreements, and/or acquire obligations customarily purchased by institutional investors.  The proposed standardized fundamental investment restriction related to lending would allow the Funds the flexibility to make loans, including engaging in certain investment-related practices and transactions that may be deemed to be “loans”, to the extent not precluded by applicable law.  The proposed standardized fundamental investment restriction also will ensure that the Funds’ lending restriction conforms more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change this restriction in the future.  In addition, maintaining a standard lending restriction for all Funds will allow more efficient and effective compliance monitoring and facilitate standard lending arrangements for the Funds.

Because the proposed lending restriction could be interpreted to provide some of the Funds with greater flexibility to invest in additional instruments, and if the Funds undertook such investments in additional instruments, such Funds could be exposed to additional risks associated with such securities.  However, these risks would be somewhat offset by the Funds being required to operate in accordance with the SEC Staff’s current position that limits a fund’s investments in illiquid securities to 15% of the fund’s net assets.  More importantly, while the adoption of the proposed investment restriction would permit each Fund to be managed uniformly with respect to current borrowing practices, the Funds currently do not anticipate investing in these additional instruments.  Thus, the risks posed by these investments are expected to be relatively modest.

(1)

A repurchase agreement involves a Fund’s purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller of those securities to repurchase the securities at the original purchase price plus accrued interest.

SUB-PROPOSALS 5(c) AND 12(c):

TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE

Under the 1940 Act, a fund’s restriction regarding investments in real estate must be fundamental.  The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.  The current fundamental investment restrictions relating to real estate generally prohibit the Funds from investing in real estate, including limited partnership interests therein, although the Funds may purchase and sell securities of companies that deal in real estate and purchase and sell securities that are secured by interests in real estate.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans.

What Effect Will Amending the Current Real Estate Restrictions Have on the Funds?

The proposed standardized investment restriction would permit the Funds to continue to invest in marketable securities secured by real estate or interests therein.  In addition, the proposed investment restriction would expand and clarify each Fund’s ability to invest in securities or other instruments of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests and real estate related securities or instruments for which there is a limited or no market.  The proposed investment restriction also would permit a Fund to make, purchase, or sell real estate mortgage loans.

Modifying the Funds’ fundamental real estate investment restrictions, to the extent that a Fund invests or increases its investments in real estate related securities, may increase a Fund’s exposure to certain risks inherent to investments in real estate.  However, it is not currently anticipated that the adoption of the proposed investment restriction would affect the way any Fund currently is managed or operated or involve additional material risk to any Fund.

SUB-PROPOSALS 5(d) AND 12(d):

TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental.  Under the federal securities and commodities laws, certain financial instruments, such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, under limited circumstances, may be considered to be commodities.  The most common types of commodities are physical commodities, such as currencies, wheat, cotton, rice and corn.  Funds typically invest in commodities such as currency, financial and other futures contracts to implement a tax or cash management strategy, to enhance returns, or, in some cases, for hedging purposes.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities.

What Effect Will Amending the Current Commodities Restriction Have on the Funds?

Each Fund has a fundamental investment restriction that prohibits the Fund from investing in commodities.  Some of the Funds’ commodities investment restrictions currently exclude financial futures contracts (such as futures contracts with respect to securities and securities indices) and options thereon from the Funds’ prohibitions on investing in commodities.  The proposed standardized fundamental investment restriction would permit the Funds to invest in securities or other instruments that are secured by physical commodities, and clarify or add the ability of the Funds to engage in currency, financial and other futures contracts and related options.  The proposed standardized restriction also would eliminate the differences in the language of the restrictions in order to achieve uniformity among the Funds’ fundamental investment restrictions.  Notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund would be subject to limitations established, from time to time, by the applicable Board regarding the use of these types of instruments and other derivatives.

The U.S. Micro Cap Series and The U.S. Small Cap Series did not previously have the ability to invest in financial futures contracts (such as futures contracts with respect to securities and securities indices) and options thereon under the Funds’ current investment restrictions relating to commodities.  If the new investment restrictions for these Funds are approved by shareholders, these Funds will be able to invest in such instruments.  However, although such Funds may invest in financial futures contracts and options thereon from time to time, it is not anticipated that investments in these instruments will be a principal strategy of these Funds, although the Funds may be able to use these instruments to manage uninvested cash pending investments in securities, among other activities.  Otherwise, it is not currently anticipated that the proposed amendments to the investment restrictions relating to commodities would involve any change in the Funds’ current investment strategies or additional material risk at this time.  However, should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would request the approval of the applicable Board for any such material modification.

SUB-PROPOSALS 5(e) AND 12(e):

TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING DIVERSIFICATION OF INVESTMENTS

These Sub-Proposals do not apply to the DFA California Short-Term Municipal Bond Portfolio of DFAIDG.

The 1940 Act requires each investment company to recite in its registration statement the investment company’s status as either a “diversified” or “non-diversified” fund.  Each Fund, other than the DFA California Short-Term Municipal Bond Portfolio of DFAIDG, is “diversified.”  If a fund is “diversified,” the fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund’s total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not purchase the securities of any one issuer, if immediately after such investment, the Fund would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time.

What Effect Will Amending the Current Diversification Restrictions Have on the Funds?

The Funds currently have fundamental investment restrictions that relate to the Funds’ status as being “diversified” funds.  The Boards are recommending adoption of one standardized fundamental investment restriction for the Funds.  The proposed standardized investment restriction relating to diversification would modify the Funds’ fundamental investment restrictions regarding a Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified company” in the 1940 Act rather than stating the relevant limitations expressed under current law.

Currently, some Funds have (i) multiple restrictions that relate to the Funds’ status as being diversified; and/or (ii) investment restrictions that are more limiting than is necessary to qualify as “diversified” funds.  For example, certain Funds have investment restrictions that require that each Fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 100% of the Fund’s total assets, (a) more than 5% of its total assets would be invested in the securities of that issuer, and/or (b) the Fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Also, although the 1940 Act excludes the securities of other investment companies from the diversification requirement, the current investment restrictions for certain Funds do not provide for this exclusion.  With respect to the Funds that have multiple investment restrictions regarding diversification, if the standardized fundamental investment restriction regarding diversification is approved, each current fundamental investment restriction that relates to diversification would be replaced with the new standardized fundamental investment restriction.  In addition, with respect to each Fund whose current investment restrictions relating to diversification apply with respect to 100% of the Fund’s assets, rather than the 1940 Act requirement that the restriction apply with respect to 75% of a Fund’s assets, if the standardized fundamental investment restriction regarding diversification is approved, the Funds would be able to invest beyond the 5% and 10% limitations described above with respect to 25% of the Fund’s assets.  In any case, however, the proposed standardized fundamental investment restriction will not affect a Fund’s designation as “diversified.”

In addition, the proposed fundamental investment restriction regarding diversification (together with the proposed elimination of the current fundamental investment restriction prohibiting investments in other investment companies applicable to some of the Funds, as discussed in Sub-Proposals 6(e) and 13(e) below), would permit a Fund to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations.

THE BOARDS UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS DESCRIBED ABOVE.

PROPOSALS 6 AND 13:

APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (THESE PROPOSALS INVOLVE SEPARATE VOTES ON SUB-PROPOSALS 6(a)–6(j) AND 13(a)-13(j))

Proposals 6 and 13 do not apply to every Fund.  For a list of the Funds that are being asked to vote on each of Sub-Proposals 6(a) through 6(j), and a list of the Feeder Funds that are being asked to provide voting instructions for each of Sub-Proposals 13(a) through 13(j) with respect to the Feeder Funds’ corresponding Master Funds, see Exhibits H-1 and H-2, respectively, to this Proxy Statement.

Introduction to Proposals and Sub-Proposals 6(a)-6(j) and 13(a)-13(j)

The following discussion relates to the Sub-Proposals contained in both Proposals 6 and 13. With respect to Sub-Proposals 6(a) through 6(j), shareholders of each Fund listed in Exhibit H-1 to this Proxy Statement are being asked to approve the elimination of one or more of the current fundamental investment restrictions of the Fund, as applicable.  With respect to Sub-Proposals 13(a) through 13(j), shareholders of each Feeder Fund listed in Exhibit H-2 to this Proxy Statement also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of the elimination of one or more fundamental investment restrictions of the Feeder Fund’s Master Fund.

Certain fundamental investment restrictions applicable to many of the Funds (e.g., purchasing securities on margin and pledging, mortgaging or hypothecating assets) either are restatements of restrictions that already are included within the 1940 Act or are more restrictive than current SEC Staff interpretations.  The other fundamental investment restrictions recommended to be eliminated originally were adopted to comply with various state securities laws and regulations (e.g., investments in other investment companies, investments in oil, gas or mineral interests, leases or development programs and management ownership of portfolio securities).  Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law.  Furthermore, some of these state law limitations relate to matters otherwise covered by the 1940 Act or current SEC Staff interpretations thereof.  Accordingly, the Advisor recommends, and the Boards have determined to recommend to shareholders, that to the extent a Fund is subject to one or more of these ten fundamental investment restrictions, such restrictions be eliminated.

The discussion that follows indicates which of the fundamental investment restrictions to be eliminated are either already addressed by the 1940 Act (or SEC interpretations thereof) or have been preempted by NSMIA.  The text of the fundamental investment restrictions that are proposed to be eliminated for each Fund are set forth in Exhibit H-3 to this Proxy Statement.  Any Sub-Proposal that is approved by shareholders of a Fund will be effective as of the date that the shareholders of the Fund are notified that the change will be made, through a supplement to such Fund’s prospectus and/or SAI, reflecting such changes to the Fund’s fundamental investment restrictions.

What Effect Will the Elimination of the Investment Restrictions Have on a Fund?

Shareholder approval of the elimination of the fundamental investment restrictions is not expected to affect any of the Funds’ investment objectives or current principal investment strategies.  Likewise, it is not anticipated that the proposed elimination of the investment restrictions will change materially the manner in which the Funds currently are managed and operated, or the material risks currently associated with investing in a particular Fund.  However, should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would request the approval of the applicable Board for any such material modification.

The following is a brief summary of the fundamental investment restrictions proposed to be eliminated.

SUB-PROPOSALS 6(a) AND 13(a):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PLEDGING, MORTGAGING, OR HYPOTHECATING ASSETS

As described above, the 1940 Act currently limits the ability of a Fund to borrow from banks and other persons.  Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have an additional fundamental investment restriction that prohibits each Fund from pledging, mortgaging or hypothecating more than 10% of its total assets at fair market value for any purpose, except that such Funds may pledge assets for the purpose of securing loans pursuant to the Funds’ borrowing policies (see Sub-Proposals 5(a) and 12(a), above).  This fundamental investment restriction may limit the ability of a Fund to borrow under a line of credit to meet redemption requests or for temporary or emergency purposes in the event the lending bank requires the Fund to pledge assets to collateralize the amounts borrowed.  This restriction may also limit a Fund’s ability to enter into certain transactions that may be considered to involve the pledge of the Fund’s portfolio securities.  For example, certain swap or futures transactions may be considered to involve the pledge of a portion of a Fund’s assets and this fundamental investment restriction may limit the ability of the Fund to enter into such transactions even if the transactions are otherwise permitted under the 1940 Act and are in the best interests of the Fund.  However the 1940 Act restrictions on borrowing will continue to apply and will limit the extent to which a Fund may pledge or mortgage its assets.  Therefore, the Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(b) AND 13(b):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PURCHASING SECURITIES ON MARGIN

Current 1940 Act provisions on issuing senior securities and purchasing securities on margin, except for short-term credits as are necessary for the clearance of transactions, limit the ability of a Fund to purchase securities on margin.  Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, have a fundamental investment restriction that generally prohibits each Fund from purchasing securities on margin (although certain Funds specify that they may make margin payments in connection with financial futures contracts and/or options).  However, the 1940 Act does not require a Fund to adopt such a fundamental investment restriction and state laws (or state “blue sky” regulations) that previously required this investment restriction were eliminated with the enactment of NSMIA.  For this reason, and because the investment restriction may limit a Fund’s ability to use short-term credits in the clearance of transactions as permitted under the 1940 Act or limit, with respect to certain Funds, the ability to make margin payments in connection with financial futures contracts and/or options transactions that are otherwise permitted by the Fund, the Funds are proposing to eliminate this investment restriction.  However, the 1940 Act provisions on issuing senior securities and purchasing securities on margin will continue to apply and will limit the ability of a Fund to purchase securities on margin.

SUB-PROPOSALS 6(c) AND 13(c):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN ILLIQUID OR RESTRICTED SECURITIES

Each Fund is required to operate in accordance with the SEC Staff’s current position on illiquid securities, which limits investments in illiquid securities to 15% of a Fund’s net assets.  Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have an additional fundamental investment restriction that limits their investments in illiquid securities, including restricted securities, in some cases to a greater extent than that required by the SEC Staff.  However, the determination of whether a security is “illiquid” may be subject to differing interpretations for different securities at certain times.  The complexities that arise as a result of this investment restriction with its varying limits on investments in illiquid securities across the Funds combined with concerns over the subjective nature of determining liquidity of securities, may result in lost investment opportunities for a Fund, investments which clearly would have been permitted under the SEC Staff’s position.  For example, in certain circumstances, a corporate action, such as a tender offer or exchange offer, may require a Fund to elect to accept a security that may be considered illiquid or restricted where the alternative is for the Fund to forego receiving any value from the offer.  The Funds’ current fundamental investment restriction could limit the total value of such securities the Funds could receive, while the receipt would be permitted under the SEC Staff’s position.

For these reasons, including the protections offered by the SEC staff’s current position on investments in illiquid securities, the Boards are recommending that such Funds’ current fundamental investment restriction relating to illiquid and restricted securities be eliminated as unnecessary and unduly restrictive.  However, the SEC Staff’s position on illiquid securities will continue to apply and will limit the extent to which illiquid securities are represented in a Fund.  Typically, illiquid securities represent no more than 0.5% of a Fund’s total assets, and the removal of this fundamental investment restriction is not expected to change that percentage.  The Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(d) AND 13(d):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

Each Fund is subject to the diversification requirements of the 1940 Act that limit the amount of an issuer’s voting securities that the Fund may acquire, meaning generally, with respect to 75% of a Fund’s total assets, no more than 10% of the outstanding voting securities of any one issuer may be owned by the Fund.  Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have an additional fundamental investment restriction that prohibits the Funds from investing in issuers for the purpose of exercising control over management of any company. However, the 1940 Act does not require that a Fund adopt such a fundamental investment restriction.  State laws (or state “blue sky” regulations) that previously required this investment restriction were eliminated with the enactment of NSMIA.  It is not the Funds’ intent to exercise control over the issuer of any security held by a Fund by normal actions such as voting proxies.  However, the determination of the exercise of control is very subjective and open to interpretation and any additional constraints on a Fund’s ability to invest is unnecessary given the 1940 Act restrictions that already, and will continue to, control.  For this reason, including the protections offered by the 1940 Act diversification requirements, the Boards and the Advisor, therefore, have determined to eliminate the separate restriction on investing for the purpose of exercising control over management of a company as unnecessary.  The Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(e) AND 13(e):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN OTHER INVESTMENT COMPANIES

Each Fund is subject to the restrictions under Section 12(d) of the 1940 Act, and rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies. (The 1940 Act’s restrictions generally specify that a fund, other than certain fund of funds and master-feeder arrangements, may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of the fund’s total assets in another fund’s securities, or have more than 10% of the fund’s total assets invested in securities of all other funds, although the SEC’s rules do permit a fund to invest in money market investment companies and certain registered funds advised by the Advisor without regard to such limitations.)  Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have an additional fundamental investment restriction that prohibits the Funds from investing in any other investment company or unnecessarily limits such Funds’ investments in other investment companies.  Eliminating this fundamental investment restriction would allow the Funds to take advantage of certain cash management investments, such as investments in money market funds and exchange traded funds (ETFs), to the extent otherwise permitted under the 1940 Act.  The 1940 Act will continue to limit the extent to which any Fund may invest in other investment companies.  The Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(f) AND 13(f):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING MANAGEMENT OWNERSHIP OF SECURITIES OF AN ISSUER

The 1940 Act includes provisions addressing conflicts of interest that limit certain principal transactions between a Fund and a portfolio company in which the Fund or its affiliates hold a significant interest.  In addition, the Companies have adopted a Code of Ethics that provides that “access persons” (as defined in the 1940 Act) are generally prohibited from knowingly buying or selling securities (except mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Fund unless their proposed purchases are approved in advance.  In addition, the Code of Ethics contains certain reporting requirements with respect to security ownership by access persons.  Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have an additional fundamental investment restriction that prohibits the Funds from investing in companies in which certain affiliated persons of the Funds have an ownership interest which is defined in an awkward and complex manner.  State laws (or state “blue sky” regulations) that previously required this investment restriction were eliminated with the enactment of NSMIA.  Since the Funds are widely diversified investing in a large number of securities, and are subject to current protections under the Companies’ Code of Ethics and the 1940 Act , monitoring transactions for ownership interests by management is confusing, difficult and unnecessary.  An officer or director of a Company may only invest in securities in which a Fund invests subject to the limitations imposed by the 1940 Act and the Companies’ Code of Ethics, each of which is designed to protect against any conflicts of interest that may potentially arise from those investments.  The Advisor expects that any such conflicts of interest are unlikely given the investment methodologies and strategies of the Funds.  The Funds are proposing to eliminate this restriction on the basis that the conflicts of interest that are intended to be addressed by the fundamental investment restriction regarding management ownership of securities of an issuer are more clearly and better addressed by the limitations of the 1940 Act, which will continue to apply, and the Companies’ Code of Ethics.  The Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(g) AND 13(g):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ACQUIRING INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION, LEASES OR DEVELOPMENT PROGRAMS

Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have a fundamental investment restriction that prohibits the Funds from investing in interests in oil, gas or other mineral exploration, leases or development programs.  Many public companies whose primary business activities are in oil, gas or other mineral exploration, leases or development programs are formed as limited partnerships instead of corporations for various business reasons.  However, the Funds do not have restrictions on investing in the oil, gas or mineral industries, other than the restrictions on industry concentration adopted pursuant to the 1940 Act.  This fundamental investment restriction may limit a Fund from investing in a security if the security is structured as a limited partnership interest which may be deemed to represent the underlying oil, gas or other mineral interests even if the security otherwise meets the investment strategy of the Fund, is in the best interests of the Fund to purchase and would be permitted if the issuer was structured as a corporation.  This fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been preempted by NSMIA.  Because this fundamental restriction is no longer required and could result in a Fund’s inability to invest in an issuer in which it wishes but cannot due to the partnership structure of the issuer, the Funds are proposing to eliminate this restriction.  The Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(h) AND 13(h):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN SECURITIES OF UNSEASONED ISSUERS

Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have a fundamental investment restriction relating to investments in newer companies that limits the Funds’ ability to invest, or otherwise prohibits investments, in the securities of companies that have been in continuous operation for less than three years.  In certain circumstances, an investment in an issuer may meet the investment strategy of a Fund even if it has not been in continuous operation for three years and it may be in the Fund’s best interests to pursue this investment opportunity.  State laws (or state “blue sky” regulations) that previously required this investment restriction were eliminated with the enactment of NSMIA.  Because this fundamental investment restriction is no longer required and may limit a Fund from investing in a security which meets the investment strategy of the Fund and is in the best interests of the Fund, the Funds are proposing to eliminate this restriction.  The Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(i) AND 13(i):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN WARRANTS

Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have a fundamental investment restriction that limits the Funds’ investments in warrants.  A warrant entitles an investor to purchase a specified amount of stock at a specified price, and is effective for a period of time normally ranging from a number of years to perpetuity.  In certain circumstances, a corporate action such as a tender offer or exchange offer may require a Fund to elect to accept a warrant where the alternative is for the Fund to forego receiving any value from the offer.   In addition, a warrant security may meet the investment strategy of a Fund and it may be in the best interests of the Fund to pursue the investment opportunity.  The fundamental investment restriction on warrants was based on state securities laws that have since been preempted by NSMIA.  Because this fundamental investment restriction is no longer required and may interfere with the investment strategies of the Funds and the Funds’ ability to benefit from tender offers, exchange offers and other corporate actions,  the Funds are proposing to eliminate this restriction.  The Boards and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSALS 6(j) AND 13(j):

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING WRITING OR ACQUIRING OPTIONS

Certain Funds, as identified on Exhibit H-1 to this Proxy Statement, currently have fundamental investment restrictions that prohibit such Funds from investing in options, except as described in their respective commodities restriction (see Sub-Proposals 5(d) and 12(d), above).  These restrictions were based upon state blue sky regulations that have since been preempted by NSMIA, and for this reason, the Funds are proposing to eliminate this restriction.  If the elimination of the investment restriction is approved by shareholders, the Funds will be able to invest in such instruments.  However, although the Funds may invest in options from time to time, it is not anticipated that investments in these instruments will be a principal strategy of these Funds.  However, should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would request the approval of the applicable Board for any such material modification.

What are the Risks, if any, in Eliminating the Fundamental Investment Restrictions?

The applicable Boards and the Advisor do not anticipate that eliminating the fundamental investment restrictions will result in any additional material risk to the Funds at this time.  Other than as described above, none of the Funds currently intends to change its present investment practices as a result of eliminating the fundamental investment restrictions.

THE BOARDS UNANIMOUSLY RECOMMEND A VOTE “FOR” THE ELIMINATION OF
THE FUNDAMENTAL INVESTMENT RESTRICTIONS DESCRIBED ABOVE.

PROPOSALS 7 AND 14:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, EACH OF DFA AUSTRALIA AND DFAL AND DFAIDG, DFAITC AND DEM ON BEHALF OF CERTAIN FUNDS (THESE PROPOSALS INVOLVE SEPARATE VOTES ON SUB-PROPOSALS 7(a)–7(b) AND SUB-PROPOSALS 14(a)-14(b))

Proposal 7 only applies to the following Funds:  DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio and Emerging Markets Core Equity Portfolio of DFAIDG, The DFA International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series of DFAITC and DEM (each a “Foreign Fund,” and together, the “Foreign Funds”).

Proposal 14 only applies to the following Feeder Funds, with respect to their corresponding Master Funds: LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio and DFA International Value Portfolio of DFAIDG, and DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV and Emerging Markets Portfolio II of DIG.  To determine the Master Fund in which each Feeder Fund invests, please see Exhibit A to this Proxy Statement.

Introduction to Proposals and Sub-Proposals 7(a)-7(b) and 14(a)-14(b)

The following discussion relates to both Proposals 7 and 14.  Proposal 7 relates to the approval of two new investment sub-advisory agreements (each a “Proposed Sub-Advisory Agreement,” and together, the “Proposed Sub-Advisory Agreements”) for each Foreign Fund.  In Sub-Proposal 7(a), shareholders of each Foreign Fund are being asked to approve a Proposed Sub-Advisory Agreement for the Foreign Fund among the Advisor, DFA Australia, and the Foreign Fund’s Company, while in Sub-Proposal 7(b), shareholders of each Foreign Fund are being asked to approve a Proposed Sub-Advisory Agreement for the Foreign Fund among the Advisor, DFAL, and the Foreign Fund’s Company.  Proposal 14 relates to the Feeder Funds providing voting instructions with respect to the approval of the Proposed Sub-Advisory Agreements for the Feeder Funds’ corresponding Master Funds that are Foreign Funds.  In Proposal 14(a), shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of a Proposed Sub-Advisory Agreement among the Advisor, DFA Australia, and a Foreign Fund’s Company for the Foreign Fund that is the Feeder Fund’s corresponding Master Fund, while in Proposal 14(b), shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of a Proposed Sub-Advisory Agreement among the Advisor, DFAL, and a Foreign Fund’s Company for the Foreign Fund that is the Feeder Fund’s corresponding Master Fund.

The Advisor believes that the Foreign Funds can benefit from the global investment management expertise of the personnel of the Advisor’s affiliated investment advisors, DFA Australia and DFAL (each a “Proposed Sub-Advisor,” and together, the “Proposed Sub-Advisors”).  Based on the Advisor’s recommendation and other information discussed below, the Boards of DFAIDG, DFAITC and DEM recommend that you approve the Proposed Sub-Advisory Agreement among the Advisor, each Proposed Sub-Advisor and DFAIDG, DFAITC or DEM, on behalf of your Foreign Fund.  If approved, the Proposed Sub-Advisors will assist the Advisor in managing certain assets of each Foreign Fund in exchange for a fee to be paid to each Proposed Sub-Advisor by the Advisor.  There will be no changes in the management fees paid by the Foreign Funds.  Forms of the Proposed Sub-Advisory Agreements with each of DFA Australia and DFAL are contained in Exhibits I-1 and I-2, respectively, to this Proxy Statement.

Why are DFA Australia and DFAL Being Proposed to Sub-Advise the Foreign Funds?

In order to take advantage of, and to allow the Foreign Funds to benefit from, the global investment organization of the Advisor, and the global investment management expertise of the Advisor’s affiliated investment advisors, the Advisor recommended, and the Boards unanimously approved, the submission of the Proposed Sub-Advisory Agreements to shareholders of the Foreign Funds.  DFA Australia and DFAL are registered investment advisors that have personnel experienced in various business areas of certain foreign markets in which the Foreign Funds invest, including experience in the selection of brokers or dealers, the execution of trades with respect to foreign securities, and access to research and related materials in certain foreign markets.  The Advisor wishes to capitalize on the experience of such personnel in managing the assets of the Foreign Funds, each of which invest all or a portion of its assets in such foreign markets.

Currently, DFA Australia and DFAL provide certain limited services to the Foreign Funds under consulting services agreements entered into with the Advisor (each a “Service Agreement,” and together, the “Service Agreements”).  Under the Service Agreements, each Proposed Sub-Advisor presently provides non-advisory trading and administration services to the Foreign Funds relating to certain foreign markets.  These services include execution of specific buy and sell programs generated by the Advisor; selection of brokers or dealers to execute securities transactions for the Foreign Funds in foreign markets; and the allocation of trades among brokers and dealers.  In addition, DFA Australia and DFAL also are responsible for providing the Advisor with statistical and other factual information regarding economic factors and trends in certain foreign markets.  Under the Service Agreements, the Proposed Sub-Advisors are required to perform such duties under the supervision of the Advisor and within specific parameters established by the Advisor.  In addition, neither Proposed Sub-Advisor under the Service Agreements provides investment advice to the Advisor with respect to any investments.

Because the services provided by the Proposed Sub-Advisors under the Service Agreements are limited in scope to non-advisory services, the Advisor believes that the Foreign Funds are not fully benefiting from the experience of the Proposed Sub-Advisors’ personnel to the extent that the Foreign Funds could if DFA Australia and DFAL had discretion with respect to the trading activity of the Foreign Funds in each Proposed Sub-Advisor’s markets of expertise.  Under the Proposed Sub-Advisory Agreements, each Proposed Sub-Advisor would have the authority and responsibility to: (i) select brokers or dealers to execute purchases and sales of securities in a Foreign Fund’s portfolio, and assist the Advisor in determining eligible securities available for purchase and sale in the Foreign Fund; (ii) allocate trades among brokers or dealers; (iii) determine the best and most efficient means of purchasing and selling portfolio securities in order to receive best price and execution; and (iv) provide investment and ancillary services for the Advisor.  The services to be provided under the Proposed Sub-Advisory Agreements are similar to the services already provided to the Foreign Funds under the Service Agreements, except that, under the Proposed Sub-Advisory Agreements, the Proposed Sub-Advisors would have discretion over the trade execution of a Foreign Fund’s portfolio in certain foreign markets, which would allow the Proposed Sub-Advisors to efficiently take advantage of such foreign markets without the possibility of losing a trading opportunity from being required to receive permission for certain trades from the Advisor before execution.  In addition, under the Proposed Sub-Advisory Agreements, DFA Australia and DFAL will provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase and sale for a Foreign Fund.

The Proposed Sub-Advisors would have discretionary authority over certain investments in the Foreign Funds’ portfolios under the Proposed Sub-Advisory Agreements, and consequently, such services and the compensation therefor are required to be approved by shareholders of each Foreign Fund.

How will the Proposed Sub-Advisory Agreements Benefit my Foreign Fund?

DFA Australia’s global investment experience spans trading regions in Asia (including Japan), Australia and New Zealand (the “Asia/Pacific Markets”).  DFAL’s global investment expertise spans the markets of the United Kingdom and certain other countries in Europe (the “European Markets”).  By approving the Proposed Sub-Advisory Agreements with DFA Australia and DFAL, the Advisor believes that your Foreign Fund will benefit from the expertise of the Proposed Sub-Advisors in the Asia/Pacific Markets and the European Markets in which your Foreign Fund invests through the Proposed Sub-Advisors’ trading efficiency and valuable investment advice in those markets.  The Advisor will remain responsible for determining those securities that are eligible for purchase and sale by the Foreign Funds, but may consult with the Proposed Sub-Advisors in determining such securities, or may delegate the preparation of the eligible securities lists to the Proposed Sub-Advisors, subject to the Advisor’s own review.  This arrangement will allow the Foreign Funds to take full advantage of investment opportunities in the Asia/Pacific and European Markets quickly, while eliminating the possibility that an opportunity could be lost due to time constraints if such decisions first need to be approved by the Advisor (for example, by allowing DFA Australia and DFAL to make timely investment decisions for the Foreign Funds when corporate actions require investment decisions in a short time frame).

How will my Foreign Fund Change if the Proposed Sub-Advisory Agreements are Approved?

If the Proposed Sub-Advisory Agreements are approved, the Proposed-Sub-Advisors will have discretion over certain investments and trading of a Foreign Fund’s portfolio securities in the Asia/Pacific Markets and the European Markets, respectively, as described above.  Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to your Foreign Fund, including the portfolio management of your Foreign Fund.  Currently, each Foreign Fund is managed using a team approach, which includes the Investment Committee of the Advisor, and portfolio managers and trading personnel of the Advisor.  Investment strategies for the Foreign Funds are set by the Investment Committee, which sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.  This current structure of portfolio management for the Foreign Funds will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

In addition, under the Proposed Sub-Advisory Agreements, as is the case under the existing Service Agreements, the Advisor, not the Foreign Funds, will be responsible for the payment of fees to the Proposed Sub-Advisors.  Therefore, the fees and expenses of each Foreign Fund will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

Information about the Advisor

The Advisor, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled by Dimensional Holdings, LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation.  The Advisor wholly-owns DFAL and substantially owns DFA Australia.  As of January 31, 2009 assets under management for all Dimensional affiliated advisors totaled approximately $102 billion.

The Advisor is responsible for the management of each Foreign Fund’s assets pursuant to an investment advisory or management agreement between the Advisor and DFAIDG, DFAITC or DEM, on behalf of each respective Foreign Fund (each an “Advisory Agreement,” and together, the “Advisory Agreements”).  The date of each Advisory Agreement, the date each was last submitted to shareholders, the purpose of such submission and the rate of compensation and aggregate amount of fees paid to the Advisor under each Advisory Agreement is provided in Exhibit I-3 to this Proxy Statement.  Each Advisory Agreement was last approved by the Board of DFAIDG, DFAITC or DEM, on behalf of each respective Foreign Fund, on December 18, 2008.

Transactions with Affiliated Brokers

For the fiscal year ended October 31, 2008, the Foreign Funds did not pay any commissions to brokers that were affiliated persons of the Foreign Funds, or affiliated persons of such persons.

What Factors did the Boards Consider in Approving the Proposed Sub-Advisory Agreements?

At the Board meeting held on September 16, 2008 (the “September Meeting”), the Boards of the Companies (together, the “Board”) considered the approval of each Proposed Sub-Advisory Agreement with DFA Australia and DFAL for each Foreign Fund.

At the September Meeting, the Board evaluated a variety of factors when considering the approval of each Proposed Sub-Advisory Agreement for each Foreign Fund, including:  (i) the Advisor’s rationale for recommending DFA Australia and DFAL to serve as sub-advisors to each Foreign Fund; (ii) the nature, extent and quality of services to be provided by each Proposed Sub-Advisor to each Foreign Fund, including the resources of the Proposed Sub-Advisors to be dedicated to each Foreign Fund; (iii) the performance of each Proposed Sub-Advisor; (iv) the fees and expenses to be borne by each Foreign Fund; (v) the profitability to be realized by each Proposed Sub-Advisor from the relationship with each Foreign Fund; (vi) whether economies of scale will be realized by each Proposed Sub-Advisor with respect to each Foreign Fund as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged; (vii) comparisons of the services to be rendered and the amounts to be paid under other advisory contracts; and (viii) any benefits to be derived by each Proposed Sub-Advisor from its relationship with each Foreign Fund.

When considering the nature and quality of the services to be provided by each Proposed Sub-Advisor to a Foreign Fund and the resources of the Proposed Sub-Advisors dedicated to the Foreign Funds, the Board reviewed: (a) the Advisor’s rationale in proposing the Proposed Sub-Advisors, including the potential advantages to a Foreign Fund from the experience of the Proposed Sub-Advisors in their respective foreign markets; (b) the scope and depth of each Proposed Sub-Advisor’s organization; (c) the experience and expertise of each Proposed Sub-Advisor’s investment professionals; and (d) each Proposed Sub-Advisor’s investment advisory capabilities.  The Board evaluated the Proposed Sub-Advisors’ portfolio management and trading processes and discussed the unique experience of the Proposed Sub-Advisors’ brokerage and trading capabilities.  After analyzing the caliber of services proposed to be provided by each Proposed Sub-Advisor to each Foreign Fund, and the caliber of services provided by each Proposed Sub-Advisor to other investment portfolios presently sub-advised by the Proposed Sub-Advisors, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services to be provided to each Foreign Fund were consistent with the operational requirements of the Foreign Fund and met the needs of the shareholders of the Foreign Fund.

The Board also noted that, as the Proposed Sub-Advisors had not yet commenced sub-advising the Foreign Funds, there was no investment performance for either the Foreign Funds or the Proposed Sub-Advisors in managing the Foreign Funds for the Board to evaluate.  The Board, however, recalled each Proposed Sub-Advisor’s historical performance in sub-advising other investment portfolios with similar mandates as the Foreign Funds and compared such performance to applicable market indices.  The Board determined, among other things, that the historical performance of the Proposed Sub-Advisors with respect to other investment portfolios with similar mandates to each Foreign Fund was acceptable as compared with relevant market indices.

When considering the fees and expenses to be borne by each Foreign Fund, and considering the reasonableness of the fees to be paid to each Proposed Sub-Advisor in light of the services to be provided to the Foreign Fund, the Board noted that the fees to be paid to the Proposed Sub-Advisors would be paid by the Advisor from the management fees received by the Advisor from the Foreign Fund.  The Board further noted that the management fees and expenses of each Foreign Fund would not change as a result of the approval of the Proposed Sub-Advisors and the implementation of the Proposed Sub-Advisory Agreements.  The Board then compared the fees to be paid to each Proposed Sub-Advisor by the Advisor to fees paid to the Proposed Sub-Advisors for services provided to other investment management companies with a similar mandate to each Foreign Fund.  The Board also considered any additional benefits to be received by the Proposed Sub-Advisors in connection with providing such services.  The Board concluded that the fees to be paid to each Proposed Sub-Advisor were reasonable in relation to the other fees charged by the Proposed Sub-Advisor, and that the sub-advisory fees were fair, both on an absolute basis and in comparison with the fees charged by each Proposed Sub-Advisor for its services to other investment portfolios.

Furthermore, the Board noted that each Proposed Sub-Advisor could not report any financial results from its relationship with the Foreign Funds because the Proposed Sub-Advisors had not yet commenced sub-advising the Foreign Funds, and thus, the Board could not evaluate profitability.  The Board then discussed whether economies of scale are realized by each Proposed Sub-Advisor with respect to each Foreign Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged.  For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of fees charged were inapplicable to each Foreign Fund at the present time, due to the Advisor paying the fees of the Proposed Sub-Advisors and the fact that the Proposed Sub-Advisors had not begun to manage the Foreign Funds.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including the Disinterested Directors, with the assistance of independent counsel, concluded that the approval of each Proposed Sub-Advisory Agreement for each Foreign Fund was in the best interests of the Foreign Fund and its shareholders.

When will the Proposals and Sub-Proposals be Implemented?

If each of the Sub-Proposals described below is approved by shareholders, the Proposed Sub-Advisory Agreements are expected to become effective for each Foreign Fund as of the date that the shareholders of the Foreign Fund are notified that the Proposed Sub-Advisory Agreements have been entered into by the Proposed Sub-Advisors and the Advisor, through a supplement to the Foreign Fund’s prospectus.  Following implementation, the Proposed Sub-Advisory Agreements will remain in full force and effect, unless otherwise terminated, for a period of two years.  Thereafter, the Board will consider the continuation of each Proposed Sub-Advisory Agreement on an annual basis.

What is the Required Vote on Proposals 7 and 14?

Each of Sub-Proposals 7(a) and 7(b) will be voted on separately by shareholders of each Foreign Fund.  For Sub-Proposals 7(a) and 7(b), each Proposed Sub-Advisory Agreement must be approved for each Foreign Fund by the affirmative vote of a “majority of the outstanding voting securities” of the Foreign Fund, as defined in and required by the 1940 Act.  The vote of a “majority of the outstanding voting securities” of a Foreign Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Foreign Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Foreign Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Foreign Fund.

In Sub-Proposals 14(a) and 14(b), the shareholders of each Feeder Fund are asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of a Master Fund that is a Foreign Fund, should vote on the approval of each Proposed Sub-Advisory Agreement for the Feeder Fund’s Master Fund.  Each Sub-Advisory Agreement for a Master Fund will be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, as defined in and required by the 1940 Act.  The affirmative vote of a “majority of the outstanding voting securities” of a Master Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Master Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Master Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Master Fund.

SUB-PROPOSALS 7(a) AND 14(a):

TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, DFA AUSTRALIA AND DFAIDG, DFAITC AND DEM ON BEHALF OF THE FOREIGN FUNDS

Information Regarding DFA Australia

DFA Australia is a U.S. federally registered investment advisor located at Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia.  DFA Australia was established in 1994 to trade securities listed on the Asia/Pacific stock markets and currently manages assets of over $4.371 billion throughout the Asia/Pacific Markets.  DFA Australia is substantially owned by the Advisor, which, in turn, is controlled by Dimensional Holdings, LLC and Dimensional Holdings, Inc., its general partner.  David G. Booth, as a director or a trustee and/or an officer of the Advisor and a shareholder of the outstanding stock of Dimensional Holdings, Inc., may be deemed to be a controlling person of the Advisor and DFA Australia.  The principal business addresses for the Advisor, Dimensional Holdings, LLC and Dimensional Holdings, Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers, directors and general partners of DFA Australia are listed on Exhibit I-4 to this Proxy Statement, along with the positions held by each, if any, with the Companies.

What are the Material Terms of each Proposed Sub-Advisory Agreement?

Below is a summary of the material terms of the form of Proposed Sub-Advisory Agreement with DFA Australia.

Services.  Subject to the overall policies, control, direction and review of the Boards and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreements, DFA Australia will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for a Foreign Fund in the relevant markets, which will include, without limitation, (i) providing investment and ancillary services for the Advisor and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers.  In addition, DFA Australia, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by a Foreign Fund (“execution schedules”), and will prepare such schedules if delegated by the Advisor.  In carrying out such obligations, DFA Australia will be required to act with a view to a Foreign

Fund’s objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible.

Furthermore, under the Proposed Sub-Advisory Agreements, DFA Australia will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor.  DFA Australia also will provide services relating to (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for a Foreign Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating DFA Australia’s agency trading and execution strategies, practices, and results with the Advisor as frequently as reasonably requested.

In addition, DFA Australia will be required to maintain and periodically review certain policies and procedures of a Foreign Fund, periodically provide the Advisor with data concerning the Asia/Pacific Markets, and maintain and provide to the Advisor current financial information with respect to specific Asia/Pacific Market securities on the execution schedules.  Under the Proposed Sub-Advisory Agreements, DFA Australia also will furnish the Advisor with advice and information regarding securities of companies in the Asia/Pacific Markets and will provide the Advisor with such recommendations in connection with the investment therein by a Foreign Fund.

Fees.  Under the Proposed Sub-Advisory Agreements, the Advisor will pay DFA Australia a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis.  Under the previous Service Agreement with DFA Australia, the Advisor paid DFA Australia a fee equal in amount to 110% of pre-tax annual operating expenses of DFA Australia inclusive of fees paid to DFA Australia by the Advisor, less the revenue DFA Australia earned for its investment advisory, administrative and similar services that it performed for products that DFA Australia sponsored in Australia.

Liability.  The Proposed Sub-Advisory Agreements provide that DFA Australia will not be liable for any error of judgment or of law or for any loss suffered by a Foreign Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of DFA Australia’s reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

Continuance  If shareholders of a Foreign Fund approve the Proposed Sub-Advisory Agreements for the Foreign Fund, each Agreement will continue until two years from the date of its execution, unless earlier terminated.  Each Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Foreign Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination.  Each Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFA Australia at any time, without penalty, on ninety (90) days’ written notice to the other party, and may also be terminated at any time without penalty by the Board of a Company or by vote of the holders of a majority of the outstanding voting securities of the Foreign Fund on sixty (60) days’ written notice to DFA Australia by the Company.  In addition, each Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for a Foreign Fund between the Advisor and a Company is terminated, assigned, or not renewed.

What are the Fees Charged by DFA Australia to Similar Foreign Funds it Advises?

Exhibit I-5 to this Proxy Statement sets forth the fees charged by DFA Australia for its services to other funds with similar mandates to the Foreign Funds and the size of such Funds.

SUB-PROPOSALS 7(b) AND 14(b):

TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, DFAL AND DFAIDG, DFAITC AND DEM ON BEHALF OF THE FOREIGN FUNDS

Information Regarding DFAL

DFAL is a U.S. federally registered investment advisor located at 7 Down Street, London, W1J7AJ, United Kingdom.  DFAL was organized under the laws of England in 1990 and is authorized and regulated by the Financial Services Authority, which is a self-regulatory organization for investment managers operating under the laws of England.  DFAL manages portfolios invested in the European Markets and currently manages assets of over $5.217 billion throughout the European Markets.  DFAL is wholly-owned by the Advisor, which, in turn, is controlled by Dimensional Holdings, LLC and Dimensional Holdings, Inc, its general partner.  David G. Booth, as a director or a trustee and/or an officer of the Advisor and a shareholder of the outstanding stock of Dimensional Holdings, Inc., may be deemed a controlling person of the Advisor and DFAL.  In 2008, the Advisor repurchased the outstanding shares held by various officers of DFAL, increasing the Advisor’s ownership of DFAL’s outstanding shares from 75.095% to 100%.  The principal business addresses for the Advisor, Dimensional Holdings, LLC and Dimensional Holdings, Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers, directors and general partners of DFAL are listed on Exhibit I-6 to this Proxy Statement, along with the positions held by each, if any, with the Companies.

What are the Material Terms of each Proposed Sub-Advisory Agreement?

Below is a summary of the material terms of the form of Proposed Sub-Advisory Agreement with DFAL.

Services.  Subject to the overall policies, control, direction and review of the Boards and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreements, DFAL will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for each Foreign Fund, which will include, without limitation, (i) the maintenance of a trading desk; (ii) the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and (iii) the allocation of trades among brokers and dealers.  In addition, DFAL, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by a Foreign Fund (“execution schedules”), and will prepare such schedules if delegated by the Advisor.  In carrying out its obligations hereunder, DFAL will be required to act with a view to a Foreign Fund’s objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of stocks being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed.

Under the Proposed Sub-Advisory Agreements, DFAL will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor.  DFAL also will provide services relating to: (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for a Foreign Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating its agency trading and execution strategies, practices and results with the Advisor as frequently as reasonably requested.

In addition, DFAL will be required to maintain, and periodically review certain policies and procedures of a Foreign Fund, periodically provide the Advisor with data concerning the European Markets, and maintain and provide to the Advisor current financial information with respect to specific European Market stocks on the execution schedules.  Under the Proposed Sub-Advisory Agreements, DFAL also will furnish the Advisor with advice and information regarding companies in the European Markets and will provide the Advisor with such recommendations in connection with the investment therein by a Foreign Fund.

Fees.  Under the Proposed Sub-Advisory Agreements, the Advisor will pay DFAL a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis.  Under the previous Service Agreement with DFAL, the Advisor paid DFAL a fee equal in amount to 110% of pre-tax annual operating expenses of DFAL inclusive of fees paid to DFAL by the Advisor.

Liability.  The Proposed Sub-Advisory Agreement provides DFAL shall not be liable for any error of judgment or of law or for any loss suffered by a Foreign Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFAL in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties.  The foregoing sentence does not apply to any liability which DFAL may have arising out of the execution by DFAL or any of its employees, officers or agents of portfolio transactions for a Foreign Fund.

Continuance.  If shareholders of a Foreign Fund approve the Proposed Sub-Advisory Agreement for the Foreign Fund, the Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Foreign Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination.  Each Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFAL at any time, without penalty, on ninety (90) days’ written notice to the other party, and also may be terminated at any time without penalty by the Board of a Company or by vote of the holders of a majority of the outstanding voting securities of the Foreign Fund on sixty (60) days’ written notice to DFAL by the Company.  In addition, each Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for a Foreign Fund between the Advisor and a Company is terminated, assigned, or not renewed.

What are the Fees Charged by DFAL to Similar Foreign Funds it Advises?

Exhibit I-7 to this Proxy Statement sets forth the fees charged by DFAL for its services to other funds with similar mandates to the Foreign Funds, and the size of such funds.

THE BOARDS OF DFAIDG AND DIG UNANIMOUSLY RECOMMEND A VOTE “FOR” THE
APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENTS DESCRIBED ABOVE.

PROPOSAL 8:

APPROVAL OF PROPOSED INVESTMENT ADVISORY AGREEMENTS BETWEEN THE ADVISOR AND DFAIDG AND DIG ON BEHALF OF THE FEEDER FUNDS

Proposal 8 only applies to the Feeder Funds. A list of Feeder Funds appears in Exhibit A to this Proxy Statement.

Introduction to Proposal 8

In Proposal 8, shareholders of each Feeder Fund are being asked to approve an investment advisory agreement (each a “Proposed Investment Advisory Agreement” and together, the “Proposed Investment Advisory Agreements”) for the Feeder Fund between the Advisor and the Feeder Fund’s Company.  Each Feeder Fund does not currently have an agreement for the Advisor to provide it with investment advisory services because each Feeder Fund invests all of its assets in its corresponding Master Fund.  A Feeder Fund’s Master Fund, in turn, invests in securities and other instruments and is managed by the Advisor pursuant to an investment management agreement.  If the shareholders of a Feeder Fund approve the Proposed Investment Advisory Agreement for the Feeder Fund, the Advisor will have the flexibility to provide certain limited investment advisory services directly to the Feeder Fund.

Why is an Investment Advisory Agreement Being Proposed for each Feeder Fund?

Each Feeder Fund presently receives investment advisory services from the Advisor indirectly through the investment of the Feeder Fund’s assets in a Master Fund that is managed by the Advisor pursuant to the Master Fund’s investment management agreement with the Advisor.  The Advisor currently is not permitted to provide any investment advisory services directly to a Feeder Fund because the Advisor does not have a written agreement in place with the Feeder Fund to provide such services.  The Advisor is proposing implementing a Proposed Investment Advisory Agreement for each Feeder Fund in order to provide the Feeder Fund with the flexibility to receive certain limited investment advisory services directly from the Advisor.  Under the Proposed Investment Advisory Agreement, the Advisor would be permitted to provide two types of investment advisory services directly to a Feeder Fund.  First, the Advisor, at its discretion, would be permitted to make a determination to withdraw a Feeder Fund’s investment from one Master Fund to invest in another Master Fund if the Advisor believed it was in the best interests of the Feeder Fund and its shareholders to do so. Second, to the extent permitted by the SEC, the Advisor would be permitted to manage the portion of a Feeder Fund’s assets that are retained by the Feeder Fund for cash management purposes.  The investment advisory services that would be provided by the Advisor to a Feeder Fund under the Proposed Investment Advisory Agreement would be in addition to the investment advisory services that the Feeder Fund presently receives indirectly from the Advisor through the Feeder Fund’s investment in its Master Fund.

Under the Proposed Investment Advisory Agreement, the Advisor will have the ability, at its discretion, to withdraw a Feeder Fund’s investment in its corresponding Master Fund and invest the Feeder Fund’s assets in another Master Fund that is managed by the Advisor, on either a temporary or long-term basis.  Currently the Feeder Funds do not have investment advisory agreements with the Advisor that would permit the Advisor to change a Feeder Fund’s investment in one Master Fund to another Master Fund.  Without an investment advisory agreement that provides such investment discretion to the Advisor, timely decisions to change a Feeder Fund’s investment from one Master Fund to another Master Fund may not be made.  Under the Proposed Investment Advisory Agreement, the Advisor may change a Feeder Fund’s investment in a Master Fund when it believes that such a change would be in the best interests of the Feeder Fund and its shareholders and believes the change would provide the Feeder Fund with a better opportunity to achieve its investment objective.

If the Proposed Investment Advisory Agreement is approved for a Feeder Fund, the Advisor, to the extent permitted by the SEC, also could provide investment advisory services with respect to the portion of the Feeder Fund’s assets set aside for cash management purposes.  Under the Proposed Investment Advisory Agreement for a Feeder Fund, the Advisor could provide investment advisory services with respect to assets not invested in the Feeder Fund’s corresponding Master Fund that are retained by the Feeder Fund to manage purchase and redemption activities by its shareholders.  Instead of a Feeder Fund holding cash to manage purchase and redemption activities, if the Proposed Investment Advisory Agreement for a Feeder Fund is approved, such assets could be invested by the Advisor in derivatives, such as futures and options on futures, which will allow the Feeder Fund to gain market exposure with respect to assets not invested in its Master Fund, while still maintaining the liquidity needed to manage shareholder activity.  The Advisor’s ability to provide investment advisory services to a Feeder Fund for cash management purposes under the Proposed Investment Advisory Agreement will benefit the Fund by allowing the Fund to gain exposure to the securities markets with respect to substantially all of its assets.  The ability of the Advisor to provide a Feeder Fund with such investment advisory services also will allow the Advisor the opportunity to manage the Feeder Fund’s assets retained for cash management purposes in a manner that best serves the interests of the Feeder Fund and its shareholders.

The Advisor will receive no compensation from a Feeder Fund under the Proposed Investment Advisory Agreement for the services described above that may be provided under the Agreement.

Information about the Advisor

The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is organized as a Delaware limited partnership and is controlled by Dimensional Holdings, LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation.  The principal business address for the Advisor, Dimensional Holdings, LLC, and Dimensional Holdings, Inc. is 6300 Bee Cave Road, Building One, Austin, Texas 78746.  David G. Booth, as a director or a trustee and/or an officer of the Advisor and a shareholder of the outstanding stock of Dimensional Holdings, Inc., may be deemed to be a controlling person of the Advisor.  As of January 31, 2009, assets under management for all Dimensional affiliated advisors totaled approximately $102 billion.

The names, addresses, and principal occupations of the principal executive officers, directors, and general partners of the Advisor are listed on Exhibit C-2 to this Proxy Statement, along with the positions held by each, if any, with DFAIDG and DIG.

The Advisor is responsible for the management of the assets of each Feeder Fund’s corresponding Master Fund pursuant to an investment management agreement with DFAITC, on behalf of each Master Fund.  The Advisor also is responsible for providing administrative services to each Feeder Portfolio pursuant to an Administration Agreement between the Advisor and DFAIDG or DIG, as applicable.  The rate of compensation and aggregate amount of fees each Feeder Fund paid to the Advisor under its Administration Agreement during each Feeder Fund’s last fiscal year are provided in Exhibit J-1 to this Proxy Statement.  The Advisor will continue to provide administrative services under the Administration Agreement for each Feeder Fund if the Proposed Investment Advisory Agreement for a Feeder Fund is approved by the Fund’s shareholders.

Transactions with Affiliated Brokers

For the fiscal year ended October 31, 2008, the Feeder Funds did not pay any commissions to brokers that were affiliated persons of the Feeder Funds, or affiliated persons of such persons.

What are the Material Terms of each Proposed Investment Advisory Agreement?

Below is a summary of the material terms of the form of Proposed Investment Advisory Agreement with the Advisor.  A Form of the Proposed Investment Advisory Agreement with the Advisor is contained in Exhibit J-2 to this Proxy Statement.

Services.  Under the Proposed Investment Advisory Agreement, the Advisor is employed to manage the investment and reinvestment of the assets of a Feeder Fund and to continuously review, supervise, and administer the Fund’s investment program.  The Advisor is to determine, in its discretion, the securities to be purchased or sold, including the determination as to the appropriate investment company in which to invest a Feeder Fund’s assets to achieve the Feeder Fund’s investment objective pursuant to a master-feeder arrangement.  The Advisor also is to determine, in its discretion, the portion of a Feeder Fund’s assets to be uninvested and may at the Advisor’s discretion manage the investment of a portion of the assets of the Feeder Fund in securities or other instruments for cash management purposes.  Under the terms of the Proposed Investment Advisory Agreement, the Advisor is to provide a Feeder Fund’s Company with records concerning the Advisor’s activities which the Company is required to maintain, and to render regular reports to the Company’s officers and the Board of Directors of the Company, all in compliance with the objectives, policies, and limitations set forth in the Feeder Fund’s prospectus and applicable laws and regulations.  Under the Proposed Investment Advisory Agreement, the Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Feeder Fund and is directed to use the Advisor’s best efforts to obtain the best available prices and most favorable executions.  The Advisor is permitted to enter into soft dollar arrangements with broker/dealers, pursuant to which the Advisor could pay a broker or dealer a commission for effecting a securities transaction for a Feeder Fund in excess of the amount of commission another member of an exchange, broker, or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Advisor’s overall responsibilities with respect to its accounts, including the Feeder Fund, as to which the Advisor exercises investment discretion.

Fees.  The Advisor will receive no compensation for the investment advisory services it provides pursuant to a Proposed Investment Advisory Agreement.

Liability.  The Proposed Investment Advisory Agreement provides that no provision of the Agreement shall be deemed to protect the Advisor against any liability to a Feeder Fund or its shareholders to which the Advisor might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Proposed Investment Advisory Agreement.

Continuance.  If the shareholders of a Feeder Fund approve the Proposed Investment Advisory Agreement for the Fund, the Agreement will continue until two years from the date of its execution, unless earlier terminated.  Each Proposed Investment Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Feeder Fund or by a vote of the majority of the Board of DFAIDG or DIG, as applicable, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Proposed Investment Advisory Agreement.

Termination.  The Proposed Investment Advisory Agreement for a Feeder Fund may be terminated by the Advisor on ninety (90) days’ written notice to the Feeder Fund’s Company, and may also be terminated at any time, without penalty, by the Board of a Feeder Fund’s Company or by vote of the holders of a majority of the outstanding voting securities of the Feeder Fund on sixty (60) days’ written notice to the Advisor.  In addition, the Proposed Investment Advisory Agreement for a Feeder Fund will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

What are the Fees Charged by the Advisor to Similar Funds it Advises?

Under the Proposed Investment Advisory Agreement for each Feeder Fund, the Advisor is only providing certain discrete investment advisory services to the Feeder Fund and is not providing a full investment program for the Feeder Fund.  The Advisor does not provide similar limited investment advisory services to other investment companies.  The Advisor provides a full investment program to each Feeder Fund’s Master Fund.  Exhibit J-3 to this Proxy Statement sets forth the fees charged by the Advisor for the investment advisory services it provides to each Feeder Fund’s Master Fund and the size of the Master Fund.

What Factors did the Boards Consider in Approving the Proposed Investment Advisory Agreements?

At the Board meeting held on March 18, 2009 (the “March Meeting”), the Board of each of DFAIDG and DIG (together, the “Board”) considered the approval of the Proposed Investment Advisory Agreement with the Advisor for each Feeder Fund.

At the March Meeting, the Board evaluated a variety of factors when considering the approval of the Proposed Investment Advisory Agreement for each Feeder Fund, including:  (i) the Advisor’s rationale for recommending the approval of the Investment Advisory Agreement for the Feeder Fund; (ii) the nature, extent and quality of services to be provided by the Advisor to the Feeder Fund, including the resources of the Advisor to be dedicated to the Feeder Fund; (iii) the performance of Advisor; (iv) the fees and expenses to be borne by the Feeder Fund; (v) the profitability to be realized by the Advisor from the relationship with the Feeder Fund; (vi) whether economies of scale will be realized by the Advisor with respect to the Feeder Fund as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged; (vii) comparisons of the services to be rendered and the amounts to be paid under other advisory contracts; and (viii) any benefits to be derived by the Advisor from its relationship with the Feeder Fund.

When considering the nature and quality of the services to be provided by the Advisor to a Feeder Fund and the resources of the Advisor to be dedicated to the Feeder Funds, the Board reviewed: (a) the Advisor’s rationale in proposing the implementation of the Proposed Investment Advisory Agreement for a Feeder Fund, including the potential advantages to a Feeder Fund from the investment advisory services that could be provided directly to the Feeder Fund by the Advisor; (b) the scope and depth of the Advisor’s organization; (c) the experience and expertise of the Advisor’s investment professionals that would be providing services under each Proposed Investment Advisory Agreement; and (d) the Advisor’s investment advisory capabilities.  The Board evaluated the Advisor’s portfolio management and trading processes and discussed the experience of the Advisor in providing the services under each Proposed Investment Advisory Agreement.  The Board noted that the Advisor utilized the cash management techniques that may be provided under each Proposed Investment Advisory Agreement with respect to the Feeder Funds’ corresponding Master Funds and other funds managed by the Advisor.  After analyzing the caliber of services proposed to be provided by the Advisor to each Feeder Fund, and the caliber of services provided by the Advisor to the Master Funds and other investment portfolios presently managed by Advisor, both quantitatively and qualitatively, the Board concluded that the nature, extent, and quality of services to be provided to each Feeder Fund were consistent with the operational requirements of the Feeder Fund and met the needs of the shareholders of the Feeder Fund.

The Board also noted that, as the Advisor had not yet commenced providing investment advisory services directly to the Feeder Funds, there was no investment performance for the Board to evaluate with respect to the Advisor providing investment advisory services to the Feeder Funds.  The Board, however, recalled the Advisor’s historical performance in managing each Feeder Fund’s corresponding Master Fund and compared such performance to applicable market indices.  The Board determined, among other things, that the historical performance of the Advisor with respect to each Feeder Fund’s corresponding Master Fund was acceptable as compared with relevant market indices.

When considering the fees and expenses to be borne by each Feeder Fund, and considering the reasonableness of the fees to be paid to the Advisor in light of the services to be provided to the Feeder Fund, the Board noted that a Feeder Fund would not pay advisory fees to the Advisor under the Proposed Investment Advisory Agreements.  The Board further noted that the fees and expenses of each Feeder Fund would not change as a result of the approval and implementation of the Proposed Investment Advisory Agreement for a Feeder Fund.

Furthermore, in considering the profitability of the Feeder Funds to the Advisor, the Board noted that the Advisor would not receive any fees from a Feeder Fund under the Proposed Investment Advisory Agreement.  The Board did consider the overall profitability of the Advisor, and the compensation that the Advisor received for providing administrative services to each Feeder Fund and investment advisory services to each Feeder Fund’s corresponding Master Fund. Upon closely examining the Advisor’s profitability, the Board concluded, among other things, that it was reasonable. The Board then discussed whether economies of scale are realized by the Advisor with respect to each Feeder Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged.  The Board concluded that economies of scale and the reflection of such economies of scale in the level of fees charged were inapplicable to each Feeder Fund because the Fund would not be charged an advisory fee under the Proposed Investment Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including the Disinterested Directors, with the assistance of independent counsel, concluded that the approval of the Proposed Investment Advisory Agreement for each Feeder Fund was in the best interests of the Feeder Fund and its shareholders.

When will the Proposed Investment Advisory Agreements be Implemented?

If the Proposed Investment Advisory Agreement is approved by a Feeder Fund’s shareholders, the Proposed Investment Advisory Agreement is expected to become effective for the Feeder Fund as of the date that the shareholders of the Fund are notified that the Proposed Investment Advisory Agreement has been entered into by the Advisor and the Feeder Fund’s Company, through a supplement to the Feeder Fund’s prospectus.  Following implementation, the Proposed Investment Advisory Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years.  Thereafter, the Board will consider the continuation of each Investment Advisory Agreement on an annual basis.

What is the Required Vote on Proposal 8?

Proposal 8 will be voted on separately by shareholders of each Feeder Fund.  For Proposal 8, the Proposed Investment Advisory Agreement must be approved for each Feeder Fund by the affirmative vote of a “majority of the outstanding voting securities” of the Feeder Fund, as defined in and required by the 1940 Act.  The vote of a “majority of the outstanding voting securities” of a Feeder Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Feeder Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Feeder Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Feeder Fund.

THE BOARDS OF DFAIDG AND DIG UNANIMOUSLY RECOMMEND A VOTE “FOR”

THE APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENTS

DESCRIBED ABOVE.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Manager of the Funds and Administrator for the Feeder Funds

The Advisor, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, currently serves as the investment advisor to all of the Funds except the Feeder Funds.  The Advisor is controlled and operated by Dimensional Holdings, LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation.  David G. Booth currently is a Director of each Company, and Mr. Booth is proposed for reelection at the Meeting.  As a director and/or an officer of the Advisor and a shareholder of the outstanding stock of the Advisor’s general partner, Mr. Booth may be deemed to be a controlling person of the Advisor.  Mr. Booth has not purchased or sold any of the stock of the Advisor’s general partner during the last fiscal year.

In addition, the Advisor provides certain administrative services to the Feeder Portfolios (as listed on Exhibit A to this Proxy Statement), U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, U.S. Small Cap Value Portfolio, U.S. Micro Cap Portfolio, Enhanced U.S. Large Company Portfolio, International Small Company Portfolio, Global 25/75 Portfolio, Global 60/40 Portfolio, and Global Equity Portfolio, including: supervision of the services provided by each Fund’s custodian and transfer and dividend disbursing agent and others who provide services to the Funds; providing shareholders with information about the Funds and their investments as the shareholders or the Funds may request; assisting the Funds in conducting meetings of shareholders; furnishing information as the Board may require regarding the Master Funds or underlying funds in which a Fund invests, and any other administrative services for the benefit of the Funds as the Boards may reasonably request.

DFA Australia, Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, provides certain sub-advisory services to the International Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, DFA International Real Estate Securities Portfolio, CSTG&E International Social Core Equity Portfolio, International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Vector Equity Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Global Real Estate Securities Portfolio, T.A. World ex U.S. Core Equity Portfolio, DFA Short-Term Extended Quality Portfolio, The Japanese Small Company Series and The Asia Pacific Small Company Series.  DFA Australia, under investment sub-advisory agreements with the Advisor and the above-referenced Funds’ Companies, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

DFAL, 7 Down Street, London, W1J7AJ, United Kingdom, provides certain sub-advisory services to the International Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, DFA International Real Estate Securities Portfolio, CSTG&E International Social Core Equity Portfolio, International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Vector Equity Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Global Real Estate Securities Portfolio, T.A. World ex U.S. Core Equity Portfolio, DFA Short-Term Extended Quality Portfolio, The United Kingdom Small Company Series and The Continental Small Company Series.  DFAL, under investment sub-advisory agreements with the Advisor and the above-referenced Funds’ Companies, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

The Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc., with offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the accounting services, dividend disbursing, and transfer agent for all of the Funds.

The Underwriter

The principal underwriter for the shares of the Funds is DFA Securities Inc. (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry of Regulatory Authority.  The principal business address of DFAS is 1299 Ocean Avenue, Santa Monica, California 90401.

The Custodians

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware  19809, serves as the custodian for all of the domestic Funds.  Citibank, N.A., 111 Wall Street, New York, New York, 10005, serves as the global custodian for all of the international Funds.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of the Availability Notice or this Proxy Statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of the Availability Notice or this Proxy Statement to a shareholder at a shared address. Please call (512) 306-7400, or forward a written request to 6300 Bee Cave Road, Building One, Austin, Texas  78746, if you would like to (1) receive a separate copy of the Availability Notice or this Proxy Statement; (2) receive your annual reports, Availability Notices or Proxy Statements separately in the future; or (3) request delivery of a single copy of annual Availability Notices or Proxy Statements if you currently are receiving multiple copies at a shared address.

Outstanding Number of Shares and Principal Shareholders of the Funds

The number of outstanding shares of each class of each Fund, as of March 27, 2009, is set forth in Exhibit K to this Proxy Statement.  The names and addresses of the beneficial owners of more than 5% of the outstanding shares of each class of each Fund, along with the number and percentage of shares owned, as of March 27, 2009, is set forth on Exhibit L to this Proxy Statement.  From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class or Fund.  To the knowledge of the Funds’ management, as of March 27, 2009, there were no entities, except as set forth in Exhibit L to this Proxy Statement, owning beneficially more than 5% of the outstanding shares of any class of any Fund.

In addition, to the knowledge of the Companies’ management, as of March 27, 2009, the Director Nominees and principal officers, each individually, and together as a group, owned less than 1% of the outstanding shares of any class of each Fund, except as set forth below:

Name of Fund/Class	Name of Beneficial Owner	Amount of Shares Owned	Percentage of Fund/Class
[Name of Fund and Class]	[Director Nominees and Officers as a Group/Name of Director Nominee or Officer]	[Number of Shares owned]	[Percent of Class Owned]

Contacting the Boards

If a shareholder wishes to send a communication to the Board of a Company, such correspondence should be in writing and addressed to the Board of that Company at the Companies’ offices, as follows: 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary.  The correspondence will be given to the appropriate Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies

Your vote and/or voting instructions are being solicited by the Boards. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Advisor and the Funds.  The Advisor or the Funds will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting the beneficial owners to execute proxies.  The Companies expect that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

The Altman Group, Inc. (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $1.5 million.  As the date of the Meeting approaches, certain shareholders may receive a telephone call from certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, or a representative of the Solicitor, if the shareholders’ votes and/or voting instructions have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) or attend in person.

Voting and Methods of Tabulation

The vote required to approve each Proposal (or Sub-Proposal) is set forth in the discussion of each Proposal (or Sub-Proposal).  The shareholders of a Feeder Fund who do not provide voting instructions to the Feeder Fund under Proposals (and Sub-Proposals) 9 through 14 will not affect the Feeder Fund’s votes at the Meeting with respect to the Feeder Fund’s Master Fund.  The percentage of a Feeder Fund’s votes representing Feeder Fund shareholders who do not provide voting instructions will be voted by such Feeder Fund in the same proportion as the Feeder Fund’s shareholders who did provide voting instructions.

The following Funds are structured as a “fund of funds” (each a “Fund of Funds,” and together, the “Funds of Funds”): International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, Global 25/75 Portfolio, Global 60/40 Portfolio, and Global Equity Portfolio.  A Fund of Funds invests substantially all or a portion of its assets in multiple other Funds (each an “Underlying Fund,” and together, the “Underlying Funds”) in order to seek to achieve its investment objective.  The Underlying Funds invest directly in securities and other portfolio instruments.  With respect to each Proposal (and Sub-Proposal) for an Underlying Fund, each Fund of Funds invested in such Underlying Fund will vote its shares “FOR” each Proposal (or Sub-Proposal) for which the proxy voting service that the Advisor utilizes to vote proxies for the Funds also recommends a vote “FOR” such Proposal (or Sub-Proposal).  For each Proposal (or Sub-Proposal) for which there exists a conflict between the proxy voting service’s guidelines and the Advisor’s recommendations with respect to voting on the Proposal (or Sub-Proposal), a Fund of Funds will vote its shares of the Underlying Fund on that Proposal (or Sub-Proposal) in proportion to the vote received “FOR” and “AGAINST” the Proposal (or Sub-Proposal) by other shareholders of the Underlying Fund (commonly called “echo-voting”).

The Canadian Small Company Series of DFAITC, which is an Underlying Fund for multiple Funds of Funds, has no shareholders other than certain Funds of Funds.  Therefore, the voting methods described above with respect to voting on a Proposal (or Sub-Proposal) for which the proxy voting service’s guidelines and the Advisor’s voting recommendations conflict, would not be possible for The Canadian Small Company Series.  Therefore, the Boards of DFAIDG and DFAITC have determined that it would be in the best interests of all shareholders of the Funds of Funds that invest in The Canadian Small Company Series to vote “FOR” all Proposals (and Sub-Proposals) relating to The Canadian Small Company Series.

Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals (and Sub-Proposals) that required an affirmative vote by a certain percentage of shareholders.

Voting by Broker-Dealers

The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1 (and submit voting instructions for Proposal 9), Election of a Board of Trustees/Directors, on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which the broker-dealer firms received instructions.

Quorum

With respect to each of DFAIDG, DIG and DEM, the presence in person or by proxy of one-third of the shares entitled to be cast on a matter constitutes a quorum at the Meeting for the purposes of acting on a Proposal or Sub-Proposal relating to the Company or a Fund of the Company.  With respect to DFAITC, 40% of the shares entitled to vote on a matter shall constitute quorum at the Meeting for the purposes of acting on a Proposal or Sub-Proposal relating to the Company or a Fund of the Company.  For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

Adjournment

The Meeting, as to any Fund, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not quorum is present. With respect to each Company, other than DFAITC, the Meeting may also be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by the chairman of the Meeting without notice other than announcement at the Meeting.  Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal), or for any other reason consistent with applicable state law and the

Company’s charter documents and bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Companies on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Companies did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals

As a general matter, the Companies are not required, and do not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Company’s proxy statement for the next meeting of shareholders of that Company should send the shareholder’s written proposal to such Company’s offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary, in advance of such meeting, within a reasonable time before the Company begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in the Company’s proxy statement and proxy card relating thereto, and presented at the meeting.  A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Company’s proxy statement must notify the Company of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Company at the address set forth above.  If a shareholder fails to give notice to the Company within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Company’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Company’s proxy statement or presented at the meeting.

Other Business

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Boards of Directors of DFAIDG, DIG and DEM and the Board of Trustees of DFAITC,

Catherine L. Newell
Vice President and Secretary

[April     ], 2009

EXHIBIT LIST

PAGE
Exhibit A	List of Feeder Funds and their Corresponding Master Funds	A(1)
Exhibit B	List of Funds and Proposals to be Considered	B(1)
Exhibit C-1	Nominating Committee Charter	C-1(1)
Exhibit C-2	List of Executive Officers of the Companies and Dimensional Fund Advisors LP	C-2(1)
Exhibit C-3	Pre-Approval Policies and Procedures of the Audit Committee	C-3(1)
Exhibit D-1	Proposed Form of Articles of Amendment and Restatement for each of DFAIDG and DIG	D-1(1)
Exhibit D-2	Comparison of the New Articles and the Current Articles of Incorporation for each of DFAIDG and DIG	D-2(1)
Exhibit E-1	Proposed Form of Agreement and Plan of Reorganization by and between
Dimensional Emerging Markets Value Fund, Inc., a Maryland corporation, and
	Dimensional Emerging Markets Value Fund, a Delaware statutory trust	E-1(1)
Exhibit E-2	A Comparison of Governing Documents and State Law	E-2(1)
Exhibit F-1	Proposed Form of Amended and Restated Agreement and Declaration of Trust of DFAITC	F-1(1)
Exhibit F-2	Comparison of the New Declaration and the Current Declaration of Trust of DFAITC	F-2(1)
Exhibit G-1	List of Funds and Fundamental Investment Restrictions Recommended to be Amended	G-1(1)
Exhibit G-2	List of Feeder Funds and their Corresponding Master Funds' Fundamental Investment Restrictions Recommended to be Amended	G-2(1)
Exhibit G-3	Text of Funds' Current Fundamental Investment Restrictions Recommended to be Amended As Described in Proposals 5 and 13	G-3(1)
Exhibit H-1	List of Funds and Fundamental Investment Restrictions Recommended to be Eliminated	H-1(1)
Exhibit H-2	List of the Feeder Funds and their Corresponding Master Funds' Fundamental Investment Restrictions Recommended to be Eliminated	H-2(1)
Exhibit H-3	Text of Funds' Current Fundamental Investment Restrictions Recommended to be Eliminated As Described in Proposals 6 and 14	H-3(1)
Exhibit I-1	Proposed Form of Sub-Advisory Agreement with DFA Australia	I-1(1)
Exhibit I-2	Proposed Form of Sub-Advisory Agreement with DFAL	I-2(1)
Exhibit I-3	Information Regarding Advisory Agreements of the Foreign Funds	I-3(1)
Exhibit I-4	List of Executive Officers of DFA Australia	I-4(1)
Exhibit I-5	List of Other Funds Sub-Advised by DFA Australia that Have Similar Investment Mandates as the Foreign Funds and the Fees Charged for Such Services	I-5(1)
Exhibit I-6	List of Executive Officers of DFAL	I-6(1)
Exhibit I-7	List of Other Funds Sub-Advised by DFAL that Have Similar Investment Mandates as the Foreign Funds and the Fees Charged for Such Services	I-7(1)
Exhibit J-1	Compensation Paid by the Feeder Funds to Dimensional	J-1(1)
Exhibit J-2	Proposed Form of Investment Advisory Agreement with Dimensional Fund Advisors LP for the Feeder Funds	J-2(1)
Exhibit J-3	Advisory Fees Paid to Dimensional by the Master Funds	J-3(1)
Exhibit K	Number of Outstanding Shares of Fund as of , 2009	K(1)
Exhibit L	Principal Holders of Shares of the Funds as of , 2009	L(1)

  Exhibit A

List of Feeder Funds and their Corresponding Master Funds

Feeder Fund	Corresponding Master Fund
U.S. Large Cap Value Portfolio (DFAIDG) U.S. Large Cap Value Portfolio II (DIG) U.S. Large Cap Value Portfolio III (DIG) LWAS/DFA U.S. High Book to Market Portfolio (DIG)	The U.S. Large Cap Value Series (DFAITC)

U.S. Large Company Portfolio (DFAIDG) U.S. Large Company Institutional Index Portfolio (DIG)	The U.S. Large Company Series (DFAITC)

Tax-Managed U.S. Marketwide Value Portfolio (DFAIDG) Tax-Managed U.S. Marketwide Value Portfolio II (DIG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)

Tax-Managed U.S. Equity Portfolio (DFAIDG)	The Tax-Managed U.S. Equity Series (DFAITC)

Japanese Small Company Portfolio (DFAIDG)	The Japanese Small Company Series (DFAITC)

United Kingdom Small Company Portfolio (DFAIDG)	The United Kingdom Small Company Series (DFAITC)

Continental Small Company Portfolio (DFAIDG)	The Continental Small Company Series (DFAITC)

Asia Pacific Small Company Portfolio (DFAIDG)	The Asia Pacific Small Company Series (DFAITC)

LWAS/DFA International High Book to Market Portfolio (DFAIDG)
DFA International Value Portfolio (DIG)
DFA International Value Portfolio II (DIG)
DFA International Value Portfolio III (DIG)
DFA International Value Portfolio IV (DIG)	The DFA International Value Series (DFAITC)

Emerging Markets Portfolio (DFAIDG) Emerging Markets Portfolio II (DIG)	The Emerging Markets Series

Emerging Markets Small Cap Portfolio (DFAIDG)	The Emerging Markets Small Cap Series (DFAITC)

DFA One-Year Fixed Income Portfolio (DFAIDG)	The DFA One-Year Fixed Income Series (DFAITC)

DFA Two-Year Global Fixed Income Portfolio (DFAIDG)	The DFA Two-Year Global Fixed Income Series (DFAITC)

Emerging Markets Value Portfolio (DFAIDG)	Dimensional Emerging Markets Value Fund Inc. (DEM)

A(1)

Exhibit B

List of Funds and Proposals to be Considered

Name of Registrant & Series/Portfolio	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Company	Proposal 2: Approval of Articles of Amendment and Restatement for DFAIDG and DIG	Proposal 3: Approval of Agreement and Plan of Reorganization for DEM	Proposal 4: Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 5:* Approval of Amendments to Fundamental Investment Restrictions	Proposal 6:* Approval of Elimination of Fundamental Investment Restrictions
The DFA Investment Trust Company (Delaware Statutory Trust)
The U.S. Large Cap Value Series	Master	☒			☒	☒	☒
The U.S. Large Company Series	Master	☒			☒	☒	☒
The Tax-Managed U.S. Marketwide Value Series	Master	☒			☒	☒	☒
The Tax-Managed U.S. Equity Series	Master	☒			☒	☒	☒
The Japanese Small Company Series	Master	☒			☒	☒	☒
The United Kingdom Small Company Series	Master	☒			☒	☒	☒
The Continental Small Company Series	Master	☒			☒	☒	☒
The Asia Pacific Small Company Series	Master	☒			☒	☒	☒
The Canadian Small Company Series	Vehicle for Fund of Funds	☒			☒	☒
The DFA International Value Series	Master	☒			☒	☒	☒
The Emerging Markets Series	Master	☒			☒	☒	☒
The Emerging Markets Small Cap Series	Master	☒			☒	☒	☒
The DFA One-Year Fixed Income Series	Master	☒			☒	☒	☒
The DFA Two-Year Global Fixed Income Series	Master	☒			☒	☒	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(1)

Exhibit B

List of Funds and Proposals to be Considered

Name of Registrant & Series/Portfolio	Proposal 7: Approval of New Sub-Advisory Agreements with DFA Australia & DFAL	Proposal 8: Approval of Investment Advisory Agreements with Advisor for Feeder Funds	Proposal 9: Provide instructions for Feeder Fund regarding Election of Directors/ Trustees of Master Fund	Proposal 10: Provide instructions for Feeder Fund regarding Approval of Agreement and Plan of Reorganization for DEM	Proposal 11: Provide instructions for Feeder Fund regarding Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 12:* Provide instructions for Feeder Fund regarding Approval of Amendments to Fundamental Investment Restrictions of Master Fund	Proposal 13:* Provide instructions for Feeder Fund regarding Approval of Elimination of Fundamental Investment Restrictions of Master Fund	Proposal 14: Provide instructions for Feeder Fund regarding Approval of New Sub-Advisory Agreements with DFA Australia & DFAL for Master Fund
The DFA Investment Trust Company (Delaware Statutory Trust)
The U.S. Large Cap Value Series
The U.S. Large Company Series
The Tax-Managed U.S. Marketwide Value Series
The Tax-Managed U.S. Equity Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Asia Pacific Small Company Series
The Canadian Small Company Series
The DFA International Value Series	☒
The Emerging Markets Series	☒
The Emerging Markets Small Cap Series	☒
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(2)

Name of Registrant & Series/Portfolio	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Company	Proposal 2: Approval of Articles of Amendment and Restatement for DFAIDG and DIG	Proposal 3: Approval of Agreement and Plan of Reorganization for DEM	Proposal 4: Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 5:* Approval of Amendments to Fundamental Investment Restrictions	Proposal 6:* Approval of Elimination of Fundamental Investment Restrictions
DFA Investment Dimensions Group Inc. (Maryland Corporation)
DFA Real Estate Securities Portfolio	Stand Alone	☒	☒			☒	☒
Tax-Managed U.S. Small Cap Portfolio	Stand Alone	☒	☒			☒	☒
Tax-Managed U.S. Targeted Value Portfolio	Stand Alone	☒	☒			☒	☒
U.S. Targeted Value Portfolio	Stand Alone	☒	☒			☒	☒
U.S. Core Equity 1 Portfolio	Stand Alone	☒	☒			☒
U.S. Core Equity 2 Portfolio	Stand Alone	☒	☒			☒
U.S. Vector Equity Portfolio	Stand Alone	☒	☒			☒
T.A. U.S. Core Equity 2 Portfolio	Stand Alone	☒	☒			☒
U.S. Social Core Equity 2 Portfolio	Stand Alone	☒	☒			☒
CSTG&E U.S. Social Core Equity 2 Portfolio	Stand Alone	☒	☒			☒
U.S. Sustainability Core 1 Portfolio	Stand Alone	☒	☒			☒
DFA International Small Cap Value Portfolio	Stand Alone	☒	☒			☒	☒
Large Cap International Portfolio	Stand Alone	☒	☒			☒	☒
Tax-Managed DFA International Value Portfolio	Stand Alone	☒	☒			☒	☒
Emerging Markets Core Equity Portfolio	Stand Alone	☒	☒			☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(3)

Name of Registrant & Series/Portfolio	Proposal 7: Approval of New Sub-Advisory Agreements with DFA Australia & DFAL	Proposal 8: Approval of Investment Advisory Agreements with Advisor for Feeder Funds	Proposal 9: Provide instructions for Feeder Fund regarding Election of Directors/ Trustees of Master Fund	Proposal 10: Provide instructions for Feeder Fund regarding Approval of Agreement and Plan of Reorganization for DEM	Proposal 11: Provide instructions for Feeder Fund regarding Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 12:* Provide instructions for Feeder Fund regarding Approval of Amendments to Fundamental Investment Restrictions of Master Fund	Proposal 13:* Provide instructions for Feeder Fund regarding Approval of Elimination of Fundamental Investment Restrictions of Master Fund	Proposal 14: Provide instructions for Feeder Fund regarding Approval of New Sub-Advisory Agreements with DFA Australia & DFAL for Master Fund
DFA Investment Dimensions Group Inc. (Maryland Corporation)
DFA Real Estate Securities Portfolio
Tax-Managed U.S. Small Cap Portfolio
Tax-Managed U.S. Targeted Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
T.A. U.S. Core Equity 2 Portfolio
U.S. Social Core Equity 2 Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
DFA International Small Cap Value Portfolio	☒
Large Cap International Portfolio	☒
Tax-Managed DFA International Value Portfolio	☒
Emerging Markets Core Equity Portfolio	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(4)

Name of Registrant & Series/Portfolio	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Company	Proposal 2: Approval of Articles of Amendment and Restatement for DFAIDG and DIG	Proposal 3: Approval of Agreement and Plan of Reorganization for DEM	Proposal 4: Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 5:* Approval of Amendments to Fundamental Investment Restrictions	Proposal 6:* Approval of Elimination of Fundamental Investment Restrictions
International Core Equity Portfolio	Stand Alone	☒	☒			☒
Emerging Markets Social Core Equity Portfolio	Stand Alone	☒	☒			☒
DFA International Real Estate Securities Portfolio	Stand Alone	☒	☒			☒
CSTG&E International Social Core Equity Portfolio	Stand Alone	☒	☒			☒
International Sustainability Core 1 Portfolio	Stand Alone	☒	☒			☒
DFA International Value ex Tobacco Portfolio	Stand Alone	☒	☒			☒
International Vector Equity Portfolio	Stand Alone	☒	☒			☒
DFA Five-Year Global Fixed Income Portfolio	Stand Alone	☒	☒			☒	☒
DFA Intermediate Government Fixed Income Portfolio	Stand Alone	☒	☒			☒	☒
DFA Five-Year Government Portfolio	Stand Alone	☒	☒			☒	☒
DFA Short-Term Municipal Bond Portfolio	Stand Alone	☒	☒			☒	☒
DFA Inflation-Protected Securities Portfolio	Stand Alone	☒	☒			☒
DFA California Short-Term Municipal Bond Portfolio	Stand Alone	☒	☒			☒
DFA Selectively Hedged Global Fixed Income Portfolio	Stand Alone	☒	☒			☒
U.S. Micro Cap Portfolio	Stand Alone	☒	☒			☒	☒
U.S. Small Cap Portfolio	Stand Alone	☒	☒			☒	☒
Enhanced U.S. Large Company Portfolio	Stand Alone	☒	☒			☒	☒
U.S. Small Cap Value Portfolio	Stand Alone	☒	☒			☒	☒
DFA Short-Term Extended Quality Portfolio	Stand Alone	☒	☒
U.S. Large Cap Value Portfolio	Feeder	☒	☒			☒	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(5)

Name of Registrant & Series/Portfolio	Proposal 7: Approval of New Sub-Advisory Agreements with DFA Australia & DFAL	Proposal 8: Approval of Investment Advisory Agreements with Advisor for Feeder Funds	Proposal 9: Provide instructions for Feeder Fund regarding Election of Directors/ Trustees of Master Fund	Proposal 10: Provide instructions for Feeder Fund regarding Approval of Agreement and Plan of Reorganization for DEM	Proposal 11: Provide instructions for Feeder Fund regarding Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 12:* Provide instructions for Feeder Fund regarding Approval of Amendments to Fundamental Investment Restrictions of Master Fund	Proposal 13:* Provide instructions for Feeder Fund regarding Approval of Elimination of Fundamental Investment Restrictions of Master Fund	Proposal 14: Provide instructions for Feeder Fund regarding Approval of New Sub-Advisory Agreements with DFA Australia & DFAL for Master Fund
International Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
DFA International Real Estate Securities Portfolio
CSTG&E International Social Core Equity Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Vector Equity Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Inflation-Protected Securities Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
Enhanced U.S. Large Company Portfolio
U.S. Small Cap Value Portfolio
DFA Short-Term Extended Quality Portfolio
U.S. Large Cap Value Portfolio		☒	☒		☒	☒	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(6)

Name of Registrant & Series/Portfolio	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Company	Proposal 2: Approval of Articles of Amendment and Restatement for DFAIDG and DIG	Proposal 3: Approval of Agreement and Plan of Reorganization for DEM	Proposal 4: Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 5:* Approval of Amendments to Fundamental Investment Restrictions	Proposal 6:* Approval of Elimination of Fundamental Investment Restrictions
U.S. Large Company Portfolio	Feeder	☒	☒			☒	☒
Tax-Managed U.S. Marketwide Value Portfolio	Feeder	☒	☒			☒	☒
Tax-Managed U.S. Equity Portfolio	Feeder	☒	☒			☒	☒
Japanese Small Company Portfolio	Feeder	☒	☒			☒	☒
United Kingdom Small Company Portfolio	Feeder	☒	☒			☒	☒
Continental Small Company Portfolio	Feeder	☒	☒			☒	☒
Asia Pacific Small Company Portfolio	Feeder	☒	☒			☒	☒
LWAS/DFA International High Book to Market Portfolio	Feeder	☒	☒			☒	☒
Emerging Markets Portfolio	Feeder	☒	☒			☒	☒
Emerging Markets Small Cap Portfolio	Feeder	☒	☒			☒	☒
DFA One-Year Fixed Income Portfolio	Feeder	☒	☒			☒	☒
DFA Two-Year Global Fixed Income Portfolio	Feeder	☒	☒			☒	☒
Emerging Markets Value Portfolio	Feeder	☒	☒			☒	☒
International Small Company Portfolio	Fund of Funds	☒	☒			☒	☒
DFA Global Real Estate Securities Portfolio	Fund of Funds	☒	☒			☒
T.A. World ex U.S. Core Equity Portfolio	Fund of Funds	☒	☒			☒
Dimensional Investment Group Inc. (Maryland Corporation)
LWAS/DFA Two-Year Fixed Income Portfolio	Stand Alone	☒	☒			☒	☒
LWAS/DFA Two-Year Government Portfolio	Stand Alone	☒	☒			☒	☒
U.S. Large Cap Value Portfolio II	Feeder	☒	☒			☒	☒
U.S. Large Cap Value Portfolio III	Feeder	☒	☒			☒	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(7)

Name of Registrant & Series/Portfolio	Proposal 7: Approval of New Sub-Advisory Agreements with DFA Australia & DFAL	Proposal 8: Approval of Investment Advisory Agreements with Advisor for Feeder Funds	Proposal 9: Provide instructions for Feeder Fund regarding Election of Directors/ Trustees of Master Fund	Proposal 10: Provide instructions for Feeder Fund regarding Approval of Agreement and Plan of Reorganization for DEM	Proposal 11: Provide instructions for Feeder Fund regarding Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 12:* Provide instructions for Feeder Fund regarding Approval of Amendments to Fundamental Investment Restrictions of Master Fund	Proposal 13:* Provide instructions for Feeder Fund regarding Approval of Elimination of Fundamental Investment Restrictions of Master Fund	Proposal 14: Provide instructions for Feeder Fund regarding Approval of New Sub-Advisory Agreements with DFA Australia & DFAL for Master Fund
U.S. Large Company Portfolio		☒	☒		☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio		☒	☒		☒	☒	☒
Tax-Managed U.S. Equity Portfolio		☒	☒		☒	☒	☒
Japanese Small Company Portfolio		☒	☒		☒	☒	☒
United Kingdom Small Company Portfolio		☒	☒		☒	☒	☒
Continental Small Company Portfolio		☒	☒		☒	☒	☒
Asia Pacific Small Company Portfolio		☒	☒		☒	☒	☒
LWAS/DFA International High Book to Market Portfolio		☒	☒		☒	☒	☒	☒
Emerging Markets Portfolio		☒	☒		☒	☒	☒	☒
Emerging Markets Small Cap Portfolio		☒	☒		☒	☒	☒	☒
DFA One-Year Fixed Income Portfolio		☒	☒		☒	☒	☒
DFA Two-Year Global Fixed Income Portfolio		☒	☒		☒	☒	☒
Emerging Markets Value Portfolio		☒	☒	☒		☒	☒	☒
International Small Company Portfolio
DFA Global Real Estate Securities Portfolio
T.A. World ex U.S. Core Equity Portfolio
Dimensional Investment Group Inc. (Maryland Corporation)
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
U.S. Large Cap Value Portfolio II		☒	☒		☒	☒	☒
U.S. Large Cap Value Portfolio III		☒	☒		☒	☒	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(8)

Name of Registrant & Series/Portfolio	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Company	Proposal 2: Approval of Articles of Amendment and Restatement for DFAIDG and DIG	Proposal 3: Approval of Agreement and Plan of Reorganization for DEM	Proposal 4: Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 5:* Approval of Amendments to Fundamental Investment Restrictions	Proposal 6:* Approval of Elimination of Fundamental Investment Restrictions
LWAS/DFA U.S. High Book to Market Portfolio	Feeder	☒	☒			☒	☒
U.S. Large Company Institutional Index Portfolio	Feeder	☒	☒			☒	☒
Tax-Managed U.S. Marketwide Value Portfolio II	Feeder	☒	☒			☒	☒
DFA International Value Portfolio	Feeder	☒	☒			☒	☒
DFA International Value Portfolio II	Feeder	☒	☒			☒	☒
DFA International Value Portfolio III	Feeder	☒	☒			☒	☒
DFA International Value Portfolio IV	Feeder	☒	☒			☒	☒
Emerging Markets Portfolio II	Feeder	☒	☒			☒	☒
Global 25/75 Portfolio	Fund of Funds	☒	☒			☒	☒
Global 60/40 Portfolio	Fund of Funds	☒	☒			☒	☒
Global Equity Portfolio	Fund of Funds	☒	☒			☒	☒
Dimensional Emerging Markets Value Fund Inc. (Maryland Corporation)
Dimensional Emerging Markets Value Fund	Master	☒		☒		☒	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(9)

Name of Registrant & Series/Portfolio	Proposal 7: Approval of New Sub-Advisory Agreements with DFA Australia & DFAL	Proposal 8: Approval of Investment Advisory Agreements with Advisor for Feeder Funds	Proposal 9: Provide instructions for Feeder Fund regarding Election of Directors/ Trustees of Master Fund	Proposal 10: Provide instructions for Feeder Fund regarding Approval of Agreement and Plan of Reorganization for DEM	Proposal 11: Provide instructions for Feeder Fund regarding Approval of Amended and Restated Agreement and Declaration of Trust for DFAITC	Proposal 12:* Provide instructions for Feeder Fund regarding Approval of Amendments to Fundamental Investment Restrictions of Master Fund	Proposal 13:* Provide instructions for Feeder Fund regarding Approval of Elimination of Fundamental Investment Restrictions of Master Fund	Proposal 14: Provide instructions for Feeder Fund regarding Approval of New Sub-Advisory Agreements with DFA Australia & DFAL for Master Fund
LWAS/DFA U.S. High Book to Market Portfolio		☒	☒		☒	☒	☒
U.S. Large Company Institutional Index Portfolio		☒	☒		☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio II		☒	☒		☒	☒	☒
DFA International Value Portfolio		☒	☒		☒	☒	☒	☒
DFA International Value Portfolio II		☒	☒		☒	☒	☒	☒
DFA International Value Portfolio III		☒	☒		☒	☒	☒	☒
DFA International Value Portfolio IV		☒	☒		☒	☒	☒	☒
Emerging Markets Portfolio II		☒	☒		☒	☒	☒	☒
Global 25/75 Portfolio
Global 60/40 Portfolio
Global Equity Portfolio
Dimensional Emerging Markets Value Fund Inc. (Maryland Corporation)
Dimensional Emerging Markets Value Fund	☒

  *  For Sub-Proposals to Proposals 5, 6, 12 and 13, see Exhibits G-1, G-2, H-1, and H-2 of this Proxy Statement.

B(10)

Exhibit C-1

Nominating Committee Charter
of the Boards of Directors of
DFA Investment Dimensions Group Inc. ("DFAIDG"),
Dimensional Investment Group Inc. ("DIG"), and
Dimensional Emerging Markets Value Fund Inc. ("DEM"), and
of the Board of Trustees of
The DFA Investment Trust Company ("DFAITC")

I.  The Committee.

The Nominating Committee (the "Committee") is a committee of, and established by, the Boards of Directors/Trustees (the "Board") of DFAIDG, DIG, DEM, and DFAITC (each a "Fund," and together, the "Funds"). The Committee consists of such number of members as set by the Board, from time to time, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not "interested persons" of the Funds ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Funds' investment advisor and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial, or family relationships with investment advisors or service providers.

2.  The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule A to evaluate candidates for membership on the Board. The Committee also may, from time to time, establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

4.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule A) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule A.

III.  Other Powers and Responsibilities.

1.  The Committee shall meet as often as it deems appropriate.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

3.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

C-1(1)

4.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent permitted by law and by the Funds' Bylaws. In the event of any inconsistency between this Charter and the Funds' organizational documents, the provisions of the Funds' organizational documents shall be given precedence.

5.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

* * * * * *

As adopted September 16, 2008.

C-1(2)

Schedule A

NOMINATION AND APPOINTMENT POLICY

1.  The Committee believes that it is in the best interests of the Funds and their shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.  In nominating candidates, the Committee believes that no specific minimum qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as the Committee deems appropriate. These factors may include:

•  whether or not the person is an "interested person," as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•  the person's judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•  the interplay of the candidate's experience with the experience of other Board members; and

•  the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.  While the Committee is solely responsible for the selection and recommendation to the Board of Disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund's outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Funds at such address as is set forth in the Funds' disclosure documents. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each series of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

C-1(3)

Exhibit C-2

List of Executive Officers of the Companies and Dimensional Fund Advisors LP

For purposes of the table below, "DFA Entities" refers to Dimensional Fund Advisors LP, Dimensional Holdings, Inc., DFA Securities Inc., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc.

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal Age: 46	Vice President and Chief Learning Officer	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional Fund Advisors LP (since September 2008). Formerly Regional Director of Dimensional Fund Advisors LP (2004 to 2008); Vice President of Professional Development at Assante Asset Management (1997 to 2004).

Darryl D. Avery Age: 42	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, institutional client service representative of Dimensional Fund Advisors LP (June 2002 to January 2005).

Arthur H. Barlow Age: 53	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Age: 40	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since November 1997).

Valerie A. Brown Age: 42	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.

David P. Butler Age: 44	Vice President	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Advisor Services of Dimensional Fund Advisors LP (since 2008). Formerly, Director of US Financial Advisor Services of Dimensional Fund Advisors LP (since January 2005).

Patrick E. Carter Age: 47	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Joseph H. Chi Age: 42	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002 to August 2005).

C-2(1)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Stephen A. Clark Age: 36	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional Fund Advisors LP (April 2001 to April 2004).

Robert P. Cornell Age: 59	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional Fund Advisors LP (since August 1993).

Christopher S. Crossan Age: 43	Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.

James L. Davis Age: 52	Vice President	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Age: 51	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Age: 38	Vice President	Since 2001	Vice President of all the DFA Entities.

Kenneth Elmgren Age: 54	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).

Richard A. Eustice Age: 43	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Age: 48	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Age: 37	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional Fund Advisors LP.

Jed S. Fogdall Age: 34	Vice President	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since September 2004). Prior to September 2004, Staff Engineer at The Boeing Company (1997 to 2004).

Glenn S. Freed Age: 47	Vice President	Since 2001	Vice President of all the DFA Entities.

C-2(2)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Jeremy P. Freeman Age: 38	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998 to June 2006).

Mark R. Gochnour Age: 41	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP.

Henry F. Gray Age: 41	Vice President	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

John T. Gray Age: 34	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (January 2005 to February 2007).

Darla M. Hastings Age: 53	Vice President	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional Fund Advisors LP. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Age: 41	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since June 1998).

Julie C. Henderson Age: 34	Vice President and Fund Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin B. Hight Age: 41	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (March 2003 to March 2005).

Christine W. Ho Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional Fund Advisors LP.

Jeff J. Jeon Age: 35	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional Fund Advisors LP.

Patrick M. Keating Age: 54	Vice President	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

C-2(3)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Joseph F. Kolerich Age: 37	Vice President	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since April 2001).

Michael F. Lane Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Age: 33	Vice President	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional Fund Advisors LP (March 2003 to December 2006).

Inmoo Lee Age: 42	Vice President	Since 2007	Vice President of all DFA Entities. Associate Professor, Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present) Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet H. Lee Age: 38	Vice President	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional Fund Advisors LP (since January 2004).

Apollo D. Lupesco Age: 39	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).

Aaron M. Marcus Age: 38	Vice President and Head of Global Human Resources	Since 2008	Vice President and Head of Global Human Resources of Dimensional Fund Advisors LP. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

C-2(4)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
David R. Martin Age: 52	Vice President, Chief Financial Officer and Treasurer	Since 2007	Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Age: 44	Vice President and Secretary	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Age: 33	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 to 2008) and Web Developer (2002 to 2005) of Dimensional Fund Advisors LP.

Gerard K. O'Reilly Age: 32	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Age: 35	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003 to 2005).

C-2(5)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Carmen Palafox Age: 34	Vice President	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya K. Park Age: 36	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, institutional client service representative of Dimensional Fund Advisors LP (February 2002 to January 2005).

David A. Plecha Age: 47	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Theodore W. Randall Age: 35	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008); Systems Developer of Dimensional Fund Advisors LP (2001 to 2006).

Eduardo A. Repetto Age: 42	Vice President and Chief Investment Officer	Vice President since 2002 and Chief Investment Officer since 2007	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

L. Jacobo Rodríguez Age: 37	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, institutional client service representative of Dimensional Fund Advisors LP (August 2004 to July 2005); Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Age: 63	Vice President	Since 2001	Vice President of all the DFA Entities. Director of Institutional Services.

Bruce A. Simmons Age: 44	Vice President	Since 2009	Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President of Client and Fund Reporting at Mellon Financial (September 2005 to May 2007); Vice President of Business Development at CUADPRO Marketing (July 2003 to September 2005).

Ted R. Simpson Age: 40	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors (since December 2002).

Bryce D. Skaff Age: 34	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors (December 1999 to January 2007).

C-2(6)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Grady M. Smith Age: 52	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional Fund Advisors LP (August 2001 to April 2004).

Carl G. Snyder Age: 45	Vice President	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Age: 61	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional Fund Advisors LP.

Bradley G. Steiman Age: 35	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.

Robert C. Trotter Age: 50	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager of Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002 to 2007).

Karen E. Umland Age: 42	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.

Sunil Wahal Age: 42	Vice President	Since 2009	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008 to January 2009); Consultant to Dimensional Fund Advisors LP (September 2005 to July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005 to July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997 to 2005).

Brian J. Walsh Age: 39	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997 to 2004).

Carol W. Wardlaw Age: 50	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional Fund Advisors LP.

Weston J. Wellington Age: 57	Vice President	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

C-2(7)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Daniel M. Wheeler Age: 63	Vice President	Since 2001	Vice President of all the DFA Entities. Previously, Director of Global Financial Advisor Services of Dimensional Fund Advisors LP. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan J. Wiley Age: 32	Vice President	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional Fund Advisors LP. Formerly, Portfolio Manager (2006 to 2007) and Trader (2001 to 2006).

Paul E. Wise Age: 53	Vice President	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional Fund Advisors LP (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  (1)  Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

C-2(8)

Exhibit C-3

Pre-Approval Policies and Procedures of the Audit Committee

Pre-Approval Policies and Procedures
as adopted by the
Audit Committees
of
DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
(together, the "Funds")

The Sarbanes-Oxley Act of 2002 (the "Act") and the rules (the "Rules") adopted by the U.S. Securities and Exchange Commission (the "SEC") require that the Funds' Audit Committees (together, the "Committee") pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the "Auditor"). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors, Inc. ("Dimensional"), the Funds' investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the "Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.  General

1.  The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.  The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds' operations and financial reporting.

B.  Pre-Approval of Audit Services to the Funds

1.  The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds' financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.  The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.  Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not

C-3(1)

"interested persons" of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the "Independent Directors").

C.  Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.  The Committee may pre-approve types of non-audit services to the Funds and their Service Affiliates pursuant to this Section C.

2.  Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.  The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request.

4.  The Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.  A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.  Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.  The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.  Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.  The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Committee's behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds' management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.  The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)  pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)  refer such matter to the Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member's authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

C-3(2)

5.  The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.  Amendment; Annual Review

1.  The Committee may amend these procedures from time to time.

2.  These procedures shall be reviewed annually by the Committee.

F.  Recordkeeping

1.  The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.  In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.  A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

* * * * * *

Adopted January 15, 2004, and as amended September 13, 2005.

C-3(3)

Exhibit D-1

PROPOSED FORM OF
ARTICLES OF AMENDMENT AND RESTATEMENT

______________________, a Maryland corporation (hereinafter called the "Corporation") registered as an open-end investment company under the Investment Company Act of 1940, as amended, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST

The Corporation desires to amend and restate its Charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every Charter provision currently in effect. These Articles of Amendment and Restatement do not increase the aggregate par value of the Corporation's capital stock.

SECOND

The Charter of the Corporation is hereby amended by striking in their entirety Articles FIRST through NINTH, inclusive, and by substituting in lieu thereof the following:

ARTICLE FIRST: Name and Definitions.

Section 1.1.  Name. The name of the Corporation is:

Section 1.2.  Definitions. Wherever they are used herein, the following terms have the following respective meanings:

(a)  "Class" means the two or more classes as may be established and designated from time to time by the Board of Directors pursuant to Section 5.7(a) hereof.

(b)  The term "Commission" shall have the same meaning given to such term in the 1940 Act.

(c)  "His" or "his" shall include the feminine and neuter, as well as the masculine, genders.

(d)  "Maryland General Corporation Law" means the Maryland General Corporation Law, as amended from time to time.

(e)  The "1940 Act" means the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Corporation or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the staff of the Commission under the 1940 Act. In construing the 1940 Act, the Corporation may, to the extent it deems appropriate, rely on interpretations of the 1940 Act issued by the Commission or the staff of the Commission.

(f)  "Outstanding Shares" means those Shares shown from time to time on the books of the Corporation or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Corporation.

(g)  "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(h)  "Series" means, individually or collectively, the two or more series as may be established and designated from time to time by the Board of Directors pursuant to Section 5.7(a) hereof.

(i)  "Shareholder" means a record owner of Outstanding Shares.

(j)  "Shares" means shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share, including the Shares of any and all Series and Classes which may be established and designated by the Board of Directors. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends or distributions, and wherever the words "Share" or "Shares" are used in the Charter or the Bylaws of the Corporation, they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

D-1(1)

ARTICLE SECOND: Purposes and Powers. The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are to engage generally in the business of an open-end investment company registered as such with the Securities and Exchange Commission pursuant to the 1940 Act, and to exercise and generally to enjoy all of the powers, rights and privileges granted to or conferred upon corporations by the Maryland General Corporation Law not inconsistent with this Charter.

The foregoing enumerated purposes and objects shall in no way be limited or restricted by reference to, or inference from, the terms of any other provision of this Charter, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the Maryland General Corporation Law.

ARTICLE THIRD: Principal Office and Resident Agent. The post office address of the principal office of the Corporation in Maryland is 300 East Lombard Street, Baltimore, MD 21202. The name and post office address of the resident agent of the Corporation in Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202. The resident agent is a Maryland corporation.

ARTICLE FOURTH: Number of Directors. The Corporation shall have Eight (8) directors, which number may be increased or decreased from time to time pursuant to the Bylaws of the Corporation. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualified are as follows: (i) George M. Constantinides, (ii) John P. Gould, (iii) Roger G. Ibbotson, (iv) Robert C. Merton, (v) Myron S. Scholes, (vi) Abbie J. Smith, (vii) David G. Booth, and (viii) Eduardo A. Repetto.

ARTICLE FIFTH: Capital Stock.

[FOR DFAIDG:] Section 5.1. Authorized Shares. The Corporation shall have the authority to issue Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of One Hundred Eighty One Million Four Hundred Fifty Thousand Dollars ($181,450,000). Currently, the Corporation's authorized Shares have been designated and classified into the following 59 Series, and certain of such Series have been subdivided into the following Classes:

Series	Class	Number of Shares
U.S. Large Company Portfolio Shares	Institutional Class Class R1 Class R2	250,000,000 200,000,000 25,000,000 25,000,000

U.S. Micro Cap Portfolio Institutional Shares		650,000,000

DFA One-Year Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	750,000,000 650,000,000 50,000,000 50,000,000

DFA Five-Year Government Portfolio Shares	Institutional Class Class R1 Class R2	300,000,000 250,000,000 25,000,000 25,000,000

United Kingdom Small Company Portfolio Institutional Shares		70,000,000

Japanese Small Company Portfolio Institutional Shares		50,000,000

Continental Small Company Portfolio Institutional Shares		50,000,000

DFA Intermediate Government Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	300,000,000 250,000,000 25,000,000 25,000,000

D-1(2)

Series	Class	Number of Shares
DFA Five-Year Global Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	700,000,000 600,000,000 50,000,000 50,000,000

Asia Pacific Small Company Portfolio Institutional Shares		50,000,000

Large Cap International Portfolio Shares	Institutional Class Class R1 Class R2	250,000,000 200,000,000 25,000,000 25,000,000

U.S. Small Cap Portfolio Shares	Institutional Class Class R1 Class R2	450,000,000 400,000,000 25,000,000 25,000,000

U.S. Small Cap Value Portfolio Institutional Shares		650,000,000

U.S. Large Cap Value Portfolio Shares	Institutional Class Class R1 Class R2	850,000,000 750,000,000 50,000,000 50,000,000

DFA Real Estate Securities Portfolio Shares	Institutional Class Class R1 Class R2	300,000,000 250,000,000 25,000,000 25,000,000

LWAS/DFA International High Book to Market Portfolio Shares		100,000,000

Emerging Markets Portfolio Shares	Institutional Class Class R1 Class R2	300,000,000 250,000,000 25,000,000 25,000,000

DFA International Small Cap Value Portfolio Institutional Shares		900,000,000

VA U.S. Large Value Portfolio		50,000,000

VA Global Bond Portfolio Shares		50,000,000

VA U.S. Targeted Value Portfolio Shares		50,000,000

VA International Value Portfolio Shares		50,000,000

VA International Small Portfolio Shares		50,000,000

VA Short-Term Fixed Portfolio Shares		50,000,000

Enhanced U.S. Large Company Portfolio Shares	Institutional Class Class R1 Class R2	200,000,000 150,000,000 25,000,000 25,000,000

D-1(3)

Series	Class	Number of Shares
DFA Two-Year Global Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	600,000,000 550,000,000 25,000,000 25,000,000

International Small Company Portfolio Shares	Institutional Class Class R1 Class R2	700,000,000 600,000,000 50,000,000 50,000,000

Emerging Markets Small Cap Portfolio Institutional Shares		150,000,000

U.S. Targeted Value Portfolio Shares	Institutional Class Class R1 Class R2	300,000,000 250,000,000 25,000,000 25,000,000

Emerging Markets Value Portfolio Shares	Institutional Class Class R1 Class R2	550,000,000 500,000,000 25,000,000 25,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares		300,000,000

Tax-Managed U.S. Small Cap Portfolio Shares		200,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares		350,000,000

Tax-Managed DFA International Value Portfolio Shares		300,000,000

Tax-Managed U.S. Equity Portfolio Shares		250,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares		200,000,000

Emerging Markets Core Equity Portfolio Shares	Institutional Class Class R1 Class R2	450,000,000 400,000,000 25,000,000 25,000,000

U.S. Core Equity 1 Portfolio Shares	Institutional Class Class R1 Class R2	700,000,000 600,000,000 50,000,000 50,000,000

U.S. Core Equity 2 Portfolio Shares	Institutional Class Class R1 Class R2	1,125,000,000 1,025,000,000 50,000,000 50,000,000

U.S. Vector Equity Portfolio Shares	Institutional Class Class R1 Class R2	350,000,000 300,000,000 25,000,000 25,000,000

D-1(4)

Series	Class	Number of Shares
International Core Equity Portfolio Shares	Institutional Class Class R1 Class R2	1,025,000,000 925,000,000 50,000,000 50,000,000

Emerging Markets Social Core Equity Portfolio Shares		100,000,000

DFA Inflation-Protected Securities Portfolio Shares	Institutional Class Class R1 Class R2	150,000,000 100,000,000 25,000,000 25,000,000

DFA International Real Estate Securities Portfolio Shares	Institutional Class Class R1 Class R2	400,000,000 350,000,000 25,000,000 25,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares		100,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares		550,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares		100,000,000

CSTG&E International Social Core Equity Portfolio Shares		100,000,000

U.S. Social Core Equity 2 Portfolio Shares		100,000,000

U.S. Sustainability Core 1 Portfolio		100,000,000

International Sustainability Core 1 Portfolio		100,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares		100,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares		200,000,000

DFA Global Real Estate Securities Portfolio		100,000,000

DFA International Value ex Tobacco Portfolio		100,000,000

International Vector Equity Portfolio		100,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares		100,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares		100,000,000

VA Global Moderate Allocation Portfolio Shares		25,000,000

In addition, 500,000,000 Shares remain unallocated and undesignated.

D-1(5)

[FOR DIG:] Section 5.1. Authorized Shares. The Corporation shall have the authority to issue Eight Billion Four Hundred Seventy-Five Million (8,475,000,000) shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of Eighty Four Million Seven Hundred Fifty Dollars ($84,750,000). Currently, the Corporation's authorized Shares have been designated and classified into the following 16 Series, and certain of such Series have been subdivided into the following Classes:

Series	Classes	Number of Shares
The DFA International Value Portfolio Shares	Institutional Class Class R1 Class R2	650,000,000 600,000,000 25,000,000 25,000,000

U.S. Large Cap Value Portfolio II Shares		200,000,000

U.S. Small Cap Value Portfolio II Shares		200,000,000

DFA International Value Portfolio II Shares		200,000,000

DFA International Value Portfolio III Shares		200,000,000

U.S. Large Cap Value Portfolio III Shares		300,000,000

LWAS/DFA U.S. High Book to Market Portfolio Shares		200,000,000

LWAS/DFA Two-Year Fixed Income Portfolio Shares		200,000,000

LWAS/DFA Two-Year Government Portfolio Shares		200,000,000

DFA International Value Portfolio IV Shares		200,000,000

Emerging Markets Portfolio II Shares		200,000,000

Tax-Managed U.S. Marketwide Value Portfolio II Shares		200,000,000

U.S. Large Company Institutional Index Portfolio Shares		200,000,000

Global Equity Portfolio Shares	Institutional Class Class R1 Class R2	425,000,000 300,000,000 25,000,000 100,000,000

Global 60/40 Portfolio Shares	Institutional Class Class R1 Class R2	275,000,000 150,000,000 25,000,000 100,000,000

Global 25/75 Portfolio Shares	Institutional Class Class R1 Class R2	225,000,000 100,000,000 25,000,000 100,000,000

In addition, 4,425,000,000 Shares remain unallocated and undesignated.

D-1(6)

Section 5.2.  Issuance of Shares. The Board of Directors shall have the power to authorize the issuance from time to time of Shares of any Series or Class, whether now or hereafter authorized, or securities convertible into Shares of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors deems advisable without any action by the Shareholders.

The Board of Directors may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate interest in the assets belonging to that Series or Class or in any way affecting the rights of holders of Shares of any other Series or Class.

Section 5.3.  Small Accounts. The Board of Directors may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may be different for each Series or Class, and which may be different within each Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum amounts, or may take any other action with respect to minimum investment amounts as may be deemed appropriate by the Board of Directors, in each case upon such terms as shall be established by the Board of Directors.

Section 5.4.  Disclosure of Holdings. The holders of Shares or other securities of the Corporation shall upon demand disclose to the Corporation in writing such information with respect to direct and indirect ownership of Shares or other securities of the Corporation as the Board of Directors or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Board of Directors may otherwise decide, and ownership of Shares may be disclosed by the Corporation if so required by law or regulation or as the Board of Directors may otherwise decide.

Section 5.5.  Voting. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each such Share standing in such holder's name upon the books of the Corporation regardless of the Series or Class thereof, and all Shares of all Series and Classes shall vote together as a single class ("Single Class Voting"); provided, however, that (a) when the 1940 Act or the Maryland General Corporation Law requires that a Series or Class or Series or Classes vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected Series or Class or Series or Classes in lieu of Single Class Voting; (b) in the event that the separate vote requirement referred to in (a) above applies with respect to one or more Series or Classes, then, subject to (b) below, the Shares of all other Series and Classes shall vote as a single class; and (c) as to any matter, which, in the judgment of the Board of Directors, does not affect the interests of a particular Series or Class, such Series or Class shall not be entitled to any vote and only the holders of Shares of the affected Series or Class or Series or Classes shall be entitled to vote.

Section 5.6.  Meetings; Action by Written Consent.

(a)  Notwithstanding any provision of the Maryland General Corporation Law requiring the authorization of any action by a greater proportion than a majority of the total number of Shares of all Series and Classes, or of the total number of shares of any one or more particular Series or Class or Series or Classes entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of Outstanding Shares of all Series and Classes that are entitled to vote thereon, or of the Series or Class or Series or Classes entitled to vote thereon as a separate class, as the case may be.

(b)  Subject to compliance with the requirements of the 1940 Act, the notice and other requirements of the Maryland General Corporation Law, and any procedures adopted by the Board of Directors from time to time, the holders of Shares or of any Series or Class or Series or Classes may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of holders of Shares or any Series or Class or Series or Classes.

Section 5.7.  Series and Classes.

(a)  The Board of Directors shall have the power to classify or reclassify any unissued Shares, including by classifying or reclassifying such shares into one or more Series or Classes, by setting or changing in any one or more respects, from time to time before issuance of such shares, the preferences, conversion or other rights,

D-1(7)

voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares.

(b)  The Board of Directors shall have the power and authority, without the approval of the holders of any Outstanding Shares, to increase or decrease the number of Shares or the number of Shares of any Series or Class that the Corporation has authority to issue.

(c)  All consideration received by the Corporation for the issue and sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series or Class for all purposes, subject only to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class, the Board of Directors shall allocate them among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.

(d)  The assets belonging to each particular Series or Class shall be charged with the liabilities of the Corporation in respect of that Series or Class and all expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable. The assets of a particular Series or Class of the Corporation shall, under no circumstances, be charged with liabilities attributable to any other Series or Class of the Corporation.

All Persons extending credit to, or contracting with or having any claims against a particular Series or Class of the Corporation shall look only to the assets of that particular Series or Class for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series or Class shall have any claim on or right to any assets allocated or belonging to any other Series or Class. A Shareholder of a particular Series or Class of the Corporation shall not be entitled to participate in a derivative or class action on behalf of any other Series or Class or the Shareholders of any other Series or Class of the Corporation.

(e)  Subject to the terms of the Charter (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.7), each Share of each particular Series or Class shall represent an equal proportionate interest in that Series or Class.

(f)  Except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.7), upon liquidation or termination of a Series or Class of the Corporation, Shareholders of such Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or Class, and the holders of Shares of any other particular Series or Class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Board of Directors, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(g)  At such times as may be determined by the Board of Directors in compliance with the 1940 Act, Shares of a particular Series or Class may be automatically converted by the Corporation into Shares of another Series or Class based on the relative net asset values of such Series or Class at the time of conversion. The terms and conditions of such conversion may vary within and among the Series and Classes and within or among the holders of the Series and Classes to the extent determined by the Board of Directors.

Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that the holders of any Series or Class of Shares shall have the right to convert or exchange said shares into Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

(h)  No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors may determine and at such price or prices and upon such other terms as the Board of Directors may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be

D-1(8)

offered to the holders of any Series, Class or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other Series, Classes or types of stock or other securities at the time outstanding.

(i)  Notwithstanding anything to the contrary contained in this Charter, each Share may be subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, however designated, and other administrative, recordkeeping, redemption, service and other fees, however designated); to such account size requirements; and to such other rights and provisions; which may be the same or different from any other Share or any other Share of any Series or Class, including any other share of the same Series or Class, all as the Board of Directors may from time to time establish and/or change in accordance with the 1940 Act and as reflected in the Corporation's then effective registration statement under the Securities Act of 1933 with respect to such Shares, or such other document or instrument deemed appropriate by the Board of Directors in its sole discretion.

ARTICLE SIXTH: Redemption and Repurchase of Shares.

Section 6.1.  Redemption of Shares. Subject to Section 6.6 hereof, the Corporation shall redeem the Shares of the Corporation or any Series or Class thereof at the price determined as hereinafter set forth at such office or agency as may be designated from time to time for that purpose by the Board of Directors and in accordance with such conditions as the Board of Directors may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2.  Redemption of Shareholder's Shares at Option of Corporation. Subject to the provisions of the 1940 Act, each Share of the Corporation and each Share of each Series and Class shall be redeemable at the option of the Corporation. In that regard, the Board of Directors may by resolution from time to time authorize the Corporation to redeem all or any part of the Shares of the Corporation or of any Series or Class upon such terms and conditions as the Board of Directors may determine in its sole discretion. The Corporation's right to redeem shares includes, without limitation, the right to redeem shares when required for the payment of account fees or other fees, charges and expenses as set by the Board of Directors, including without limitation any small account fees permitted by Section 5.3.

Section 6.3.  Price. Any Shares redeemed shall be redeemed at the Shares' net asset value less such fees and/or charges, if any, as may be established by the Board of Directors from time to time.

Section 6.4.  Payment. Payment for Shares redeemed shall be made in cash or other property, or any combination thereof, out of the assets of the relevant Series or Class of the Corporation. The composition of any such payment (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Corporation be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the Series or Class whose Shares are to be redeemed.

Section 6.5.  Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Corporation may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6.  Suspension of Right of Redemption. Notwithstanding the foregoing, the Corporation may postpone the payment of the redemption price and may suspend the right of Shareholders to require the Corporation to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE SEVENTH: Determination of Net Asset Value, Net Income and Distributions.

Section 7.1.  Determination of Net Asset Value. The Board of Directors may in its sole discretion from time to time prescribe the time or times for determining the per share net asset value of the Shares of the Corporation or any Series or Class thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Corporation or a Series or Class thereof, and the procedures and methods for determining the net asset value of a Share of the Corporation, or a Series or a Class thereof. The Corporation may suspend the determination of net asset value for any Series or Class during any period when it may suspend the right of Shareholders to require the Corporation to redeem Shares.

D-1(9)

Section 7.2.  Distributions to Shareholders. Subject to the right of the Board of Directors to delegate such powers as permitted by the Maryland General Corporation Law, the Board of Directors may in its sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted resolution of the Board of Directors, the bases and times for the declaration and payment by duly authorized officers of the Corporation of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or other property, or any combination thereof, including any Shares or other securities of the Corporation as the Board of Directors may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Board of Directors may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash such cash may be reinvested in full and fractional Shares of the Corporation as the Board of Directors shall direct or as the Board of Directors may permit a Shareholder to direct.

Any such dividend or distribution to the Shareholders of a particular Series or Class shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series or Class held by each of them, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.7); provided, however, that the composition of any such dividend or distribution (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Without limiting the foregoing and notwithstanding anything to the contrary contained in this Charter, the Board of Directors may provide that dividends and distributions shall be payable only with respect to those Shares that have been held of record continuously by the Shareholder for a specified period prior to the record date of the dividend or distribution.

Section 7.3.  Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Board of Directors shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per Share of such Series at a constant dollar amount.

Section 7.4.  Determination by the Board of Directors. The Board of Directors may make any determinations they deem necessary with respect to this Article SEVENTH, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Corporation; the amount of the net income of the Corporation from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charge were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Corporation; the number of Shares of the Corporation issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

Section 7.6.  Distributions on Dissolution. In the event of the dissolution of the Corporation, Shareholders of each Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or Class, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.7); provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

ARTICLE EIGHTH: Limitation of Liability; Indemnification.

Section 8.1.  Limitation of Liability. To the fullest extent permitted by the 1940 Act and the Maryland General Corporation Law, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its Shareholders for money damages. No amendment to the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided by this Section 4.1 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

D-1(10)

Section 8.2.  Indemnification.

(a)  Any word or words used in this Section 8.2 that are defined in Section 2-418 of the Maryland General Corporation Law (the "Indemnification Section") shall have the same meaning as defined in the Indemnification Section.

(b)  The Corporation shall indemnify and advance expenses to a director or officer (which includes, with respect to any such person, any person who is or was an officer of the Corporation and any person who, while an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan) of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Section and the 1940 Act. The foregoing rights of indemnification and advancement of expenses shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(c)  No amendment to this Charter or repeal of any of its provisions shall limit or eliminate the protection afforded by this Section 8.2 to a director or officer (as that term is described in subsection (b) above) with respect to any act or omission that occurred prior to such amendment or repeal.

ARTICLE NINTH: Miscellaneous.

Section 9.1.  Ambiguities; Board Decisions Conclusive. The Board of Directors may construe any of the provisions of this Charter insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Board of Directors in good faith shall be conclusive as to the meaning to be given to such provisions. Any determination made by or pursuant to the direction of the Board of Directors in good faith and consistent with the provisions of this Charter shall be final and conclusive and shall be binding upon the Corporation and every holder at any time of Shares.

Section 9.2.  Amendments to Charter. The Corporation reserves the right to adopt from time to time any amendment to the Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding Shares.

Section 9.3.  Appraisal Rights. The holders of the Corporation's Shares or any Series or Class of Shares shall not be entitled to exercise the rights of an objecting stockholder under §§ 3-201 to 3-213 of the Maryland General Corporation Law.

Section 9.4.  Headings; Plural. Article and Section titles contained herein are for descriptive purposes only and shall not control or alter the meaning of this Charter as set forth in the text or any article or section. The use of the singular herein shall be deemed to be or include the plural (and vice-versa), wherever appropriate.

THIRD

The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law, duly advised the foregoing amendment and restatement of the Charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law, duly approved the foregoing amendment and restatement of the Charter of the Corporation.

[Signatures begin on next page]

D-1(11)

IN WITNESS WHEREOF, [NAME OF CORPORATION] has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this day of , 200 , and its Vice President acknowledges that these Articles of Amendment and Restatement are the act of [NAME OF CORPORATION] and he/she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:

__________________________________________ Assistant Secretary

[NAME OF CORPORATION]

By:	__________________________________________ Vice President

D-1(12)

Exhibit D-2

Comparison of the New Articles and the Current Articles of Incorporation for each of DFAIDG and DIG

Limitation of Liability For Directors and Officers

The New Articles contain a provision eliminating the liability for directors and officers for money damages to the maximum extent permitted by law.

After DFAIDG was organized, the Maryland General Corporation Law (the "MGCL") was revised to permit a Maryland corporation to limit the liability of its directors and officers for money damages under certain circumstances. Specifically, if this provision is included in a charter, under current Maryland corporate law, directors and officers are not liable for money damages to the corporation or its shareholders unless (i) "they receive an improper benefit or profit in money, property or services," for the amount of such improper benefit or profit, or (ii) they are found to have acted (or to have failed to act) with "active and deliberate dishonesty" and the act (or failure to act) "was material to the cause of action adjudicated."

In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of the Maryland Company against the directors and officers would be limited to equitable remedies, such as an injunction.

If Maryland corporation law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then, under the New Articles, such liability will be limited to the fullest extent permitted without further action by the Maryland Companies' shareholders. The New Articles also would assure directors and officers that these protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers, the willingness of qualified persons to serve as directors and officers, and the potential for adverse effects on decision-making by persons who serve as directors and officers.

The DFAIDG Board believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of DFAIDG with the reduced threat of personal liability, the proposed amendment is in the best interest of DFAIDG and its shareholders.	DFAIDG - Its Current Articles do not include a provision on this issue. DIG - Its Current Articles are similar to the New Articles on this issue.

Indemnification

The New Articles expressly provide that the Maryland Companies will indemnify and advance expenses to their directors and officers to the maximum extent permitted by law.

If Maryland corporation law or the 1940 Act is subsequently amended so as to permit further indemnification and advancement of expenses to directors and officers, then, under the New Articles, such indemnification and advancement will be provided to the fullest extent permitted without further action by the Maryland Companies' shareholders. The New Articles also would assure directors and officers that these protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.	For each Maryland Company, its Current Articles do not include a provision on this issue.

D-2(1)

For the same reasons discussed above with respect to limiting liability for money damages, the DFAIDG and DIG Boards believe that the proposed amendment is in the best interest of DFAIDG and DIG and their shareholders. While those Companies provide for director and officer indemnification and advance of expenses in their bylaws, the amendment would provide comfort to the officers and directors that their rights to indemnification and advancement of expenses can only be changed by a charter amendment adopted at a shareholders' meeting.

Consent of Shareholders (Less Than Unanimous)

The New Articles provide that shareholders may take action by delivering a consent, in writing or by electronic transmission, of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders' meeting. Because the Current Articles do not contain a similar provision, Maryland law requires unanimous consent when shareholders act without a formal meeting.

The change in the New Articles will give the Boards of the Maryland Companies additional flexibility to obtain a shareholder consent in situations in which a few shareholders have a sufficient number of votes to approve a particular action. This would allow the Maryland Companies to avoid the time and expense of a shareholder meeting in circumstances where the outcome is certain.	For each Maryland Company, its Current Articles do not include a provision on this issue.

Appraisal Rights

The New Articles provide that shareholders will not be entitled to exercise appraisal rights provided under Maryland corporate law. Maryland corporate law recently was amended to provide that a Maryland corporation's charter may eliminate appraisal rights for shareholders.

Regardless of whether the charter includes a provision eliminating appraisal rights, shareholders of open-end investment companies like the Maryland Companies may not exercise appraisal rights where the value placed on the stock in the transaction is its net asset value.	For each Maryland Company, its Current Articles do not include a provision on this issue.

Conversion and Exchange

The New Articles provide that the shares of one series or class may be automatically converted into shares of another series or class, subject to terms determined by the Board, without a shareholder vote (unless a vote is required by the 1940 Act). This applies, for example, where the Board wants to eliminate a class by converting the class into another class. The New Articles also contain provisions allowing a shareholder to exchange shares of a series or class into shares of another series or class.

The New Articles would allow a Board added flexibility to take actions regarding automatic conversions that it believes to be in a Maryland Company's best interests, without causing the Maryland Company to incur the time and expense of soliciting shareholder approval.	For each Maryland Company, its Current Articles do not include a provision on this issue.

Redemption

The New Articles contain provisions describing how and when a shareholder may redeem his or her shares and how and when the corporation may involuntarily redeem shares.

Often, a corporation will seek involuntarily redeem shares as a way to liquidate a series or class without a shareholder vote. Without a charter provision authorizing the	DIG - Its Current Articles provide for redemption by shareholders but limit the circumstances in which the corporation

D-2(2)

corporation to redeem shares involuntarily, the MGCL only permits involuntary redemptions of small accounts subject to various procedural requirements.

The New Articles would allow a Board added flexibility to take actions regarding involuntary redemptions that the Board believes to be in a Maryland Company's best interests, without causing the Maryland Company to incur the time and expense of soliciting shareholder approval.	may involuntarily redeem shares. DFAIDG - Its Current Articles are similar to the New Articles on this issue.

Small Account Fees (and Redemptions to Pay Such Fees)

The New Articles provide that the Board of a Maryland Company may establish minimum account sizes and impose fees on accounts that do not maintain the minimum and may involuntarily redeem shares in any such account in payment of such fee.

The Boards believe it is important for the Maryland Companies to have the flexibility to charge an additional fee for accounts that fall below a specified minimum investment level so as to ensure, in the appropriate case, that those shareholders who choose to maintain small accounts will bear a fair portion of the costs of maintaining those accounts. The Maryland Companies will provide advance notice of the intention to impose fees on accounts that do not exceed a minimum investment size.	For each Maryland Company, its Current Articles do not include a provision on this issue.

Fees And Expenses

The New Articles provide each Board of Directors with explicit authority to set and/or change sales loads or charges, fees, and expenses (such as distribution and administrative expenses and administrative, recordkeeping, redemption and service fees), account size requirements and other rights and provisions applicable to shares of each series or class, in accordance with the 1940 Act.	For each Maryland Company, its Current Articles do not include a provision on this issue.

D-2(3)

Exhibit E-1

PROPOSED FORM OF AGREEMENT AND PLAN OF REORGANIZATION
BETWEEN DIMENSIONAL EMERGING MARKETS VALUE FUND INC. AND
DIMENSIONAL EMERGING MARKETS VALUE FUND

This Agreement and Plan of Reorganization ("Agreement") is made as of this          day of                   , 2009 by and between Dimensional Emerging Markets Value Fund Inc., a Maryland corporation (the "Company"), and Dimensional Emerging Markets Value Fund, a Delaware statutory trust (the "DE Fund") (the Company and the DE Fund are hereinafter collectively referred to as the "parties"). The DE Fund has been newly organized to hold the assets and liabilities of the Company, and the DE Fund has had no assets and has carried on no business activities prior to the date first shown above and will have no assets (other than the nominal assets referenced in Section 3(i)(8) hereof) and will have carried on no business activities prior to the consummation of the transaction described herein.

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  Plan of Reorganization.

(a)  Upon satisfaction of the conditions precedent described in Section 3 hereof, the Company will convey, transfer and deliver to the DE Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Company's then-existing assets (the "Assets"). In consideration thereof, the DE Fund agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Company, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the DE Fund; and (ii) to deliver to the Company in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the DE Fund, equal in number to the number of full and fractional shares of common stock, $0.01 par value per share, of the Company outstanding at the time of calculation of the Company's net asset value ("NAV") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company shall distribute to the Company's shareholders the shares of the DE Fund in accordance with this Agreement and the resolutions of the Board of Directors of the Company (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

(b)  In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Fund will establish an open account for each shareholder of the Company and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the DE Fund equal to the number of full and fractional shares of common stock such shareholder holds in the Company at the time of calculation of the Company's NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Fund will be carried to the third decimal place. At the time of calculation of the Company's NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of the shares of the DE Fund shall be deemed to be the same as the net asset value per share of the common stock of the Company. On the Effective Date of the Reorganization, each certificate representing shares of the Company, if any, will be deemed to represent the same number of shares of the DE Fund. Simultaneously with the crediting of the shares of the DE Fund to the shareholders of record of the Company, the shares of the Company held by such shareholders shall be cancelled. Each shareholder of the Company will have the right to deliver their share certificates of the Company to the DE Fund in exchange for share certificates of the DE Fund. However, a shareholder need not deliver such certificates to the DE Fund unless the shareholder so desires.

(c)  As soon as practicable after the Effective Date of the Reorganization (as defined herein), the Company shall take all necessary steps under Maryland law to effect a complete dissolution of the Company.

(d)  The expenses of entering into and carrying out this Agreement will be borne by the Company to the extent not paid by its investment advisor.

E-1(1)

2.  Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Fund in exchange for the assumption and payment, when due, by the DE Fund, of the Liabilities of the Company; and (ii) the issuance and delivery of the DE Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Company at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree ("Effective Date of the Reorganization").

3.  Conditions Precedent.

The obligations of the Company and the DE Fund to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a)  Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b)  (i) One or more amendments to the Company's Registration Statement on Form N-1A ("Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), containing such amendments to such Registration Statement as may be necessary or appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Fund shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent amendment or amendments to the Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration ("Form N-8A") filed pursuant to Section 8(a) of the 1940 Act reflecting the change in legal form of the Company to a Delaware statutory trust shall have been filed with the Commission and the DE Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c)  Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement and the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Company, the DE Fund or the shareholders of the Company or the DE Fund;

(d)  The Company shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Company, to the effect that (i) the DE Fund is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Fund; (iii) this Agreement is a legal, valid and binding agreement of the DE Fund in accordance with its terms; and (iv) the shares of the DE Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Fund;

(e)  The DE Fund shall have received the opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Fund, to the effect that: (i) the Company is duly incorporated, legally existing, and in good standing under the laws of the State of Maryland; (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Company; and (iii) this Agreement is a legal, valid and binding agreement of the Company in accordance with its terms;

(f)  The shares of the DE Fund are eligible for offering to the Emerging Markets Value Portfolio of DFA Investment Dimensions Group Inc. and the Company's other stockholders in those states of the United States and jurisdictions in which the shares of the Company are currently eligible for offering so as to permit the issuance and delivery by the DE Fund of the shares contemplated by this Agreement to be consummated;

(g)  This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholder(s) of the Company;

E-1(2)

(h)  The shareholders of the Company shall have voted to direct the Company to vote, and the Company shall have voted, as sole shareholder of the DE Fund, to:

  (1)  Elect as Trustees of the DE Fund the following individuals: George M. Constantinides, John P. Gould, Roger A. Ibbotson, Robert C. Merton, Myron S. Scholes, Abbie J. Smith, David G. Booth and Eduardo A. Repetto;

  (2)  Approve an Investment Advisory Agreement between Dimensional Fund Advisors LP (the "Advisor") and the DE Fund which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between Dimensional Fund Advisors Inc. (as predecessor to the Advisor) and the Company; and

  (3)  Approve the Sub-Advisory Agreements between the Advisor, the DE Fund, and each of Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), which are substantially identical to the then-current Sub-Advisory Agreements between the Advisor, the Company, and each of DFAL and DFA Australia; and

(i)  The Trustees of the DE Fund shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

  (1)  Approval of the Investment Advisory Agreement described in paragraph (h)(2) of this Section 3 between the Advisor and the DE Fund;

  (2)  Approval of the Sub-Advisory Agreements described in paragraph (h)(3) of this Section 3 between the Advisor, the DE Fund, and each of DFAL and DFA Australia;

  (3)  Approval of the assignment to the DE Fund of the Global Custody Agreement, dated March 31, 1998, as amended to date, between Citibank, N.A. and the Company;

  (4)  Selection of PricewaterhouseCoopers LLP as the DE Fund's independent auditors for the fiscal year ending October 31, 2009;

  (5)  Approval of the assignment of the Administration and Accounting Services Agreement between the DE Fund and PNC Global Investment Servicing (U.S.) Inc.;

  (6)  Approval of the assignment to the DE Fund of the Transfer Agency Agreement, dated January 20, 1993, as amended to date, between the Company and PFPC, Inc. (now PNC Global Investment Servicing (U.S.) Inc.);

  (7)  Approval of a distribution agreement between the DE Fund and DFA Securities Inc.;

  (8)  Authorization of the issuance by the DE Fund, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the DE Fund to the Company in consideration for the payment of $1.00 for such share for the purpose of enabling the Company to vote on the matters referred to in paragraph (h) of this Section 3;

  (9)  Submission of the matters referred to in paragraph (h) of this Section 3 to the Company as sole shareholder of the DE Fund; and

  (10)  Authorization of the issuance and delivery by the DE Fund of shares of the DE Fund on the Effective Date of the Reorganization and the assumption by the DE Fund of the Liabilities of the Company in exchange for the Assets of the Company pursuant to the terms and provisions of this Agreement.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Company under this Agreement.

4.  Dissolution of the Fund.

Promptly following upon the Closing, the officers of the Company shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

E-1(3)

5.  Termination.

The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Company, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  Further Assurances.

The Company and the DE Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.  Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company and the DE Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

DIMENSIONAL EMERGING MARKETS VALUE FUND INC. (a Maryland corporation)

Attest:

By	_____________________________________	By	_____________________________________

	Name: _______________________________		Name: _______________________________

	Title: _______________________________		Title: _______________________________

DIMENSIONAL EMERGING MARKETS VALUE FUND (a Delaware statutory trust)

Attest:

By	_____________________________________	By	_____________________________________

	Name: _______________________________		Name: _______________________________

	Title: _______________________________		Title: _______________________________

E-1(4)

Exhibit E-2

COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW FOR DEM

A Comparison for Dimensional Emerging Markets Value Fund Inc. (the "Company") of:

The Law Governing Delaware Statutory Trusts and the Charter Documents of Dimensional Emerging Markets Value Fund (the "DE Fund") Under Such Law with the Law Governing Maryland Corporations and the Charter Documents of the Company under Such Law

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
Governing Documents/Governing Body

A Delaware statutory trust (a "DST") is formed by executing a governing instrument and executing and filing a Certificate of Trust with the Delaware Secretary of State ("Secretary of State"). No filing of the governing instrument (including the bylaws) with the Secretary of State is required. The Delaware law governing a DST is referred to in this analysis as the "DSTA."	A Maryland corporation is created by executing and filing articles of incorporation with the Maryland State Department of Assessments and Taxation ("MSDAT"). The Maryland law governing corporations is referred to in this analysis as "Maryland Law."

A DST is an unincorporated association organized under the DSTA whose operations are governed by its governing instrument (which may consist of one or more instruments). Its business and affairs are managed by or under the direction of a trustee, or more typically, a board of trustees (the "board of trustees" or collectively, the "trustees").	A corporation is incorporated under Maryland Law. A corporation's operations are governed by its charter and bylaws, and its business and affairs are managed by or under the direction of a board of directors (the "board of directors" or collectively, the "directors").

The governing instrument for the DE Fund is comprised of an agreement and declaration of trust ("Declaration") and bylaws ("Bylaws"). The DE Fund's governing body is its Board of Trustees.	The Company is governed by its Articles of Incorporation, as amended and restated ("Charter"), and bylaws ("Bylaws"). The Company's governing body is its Board of Directors.

Each Trustee holds office for the lifetime of the DE Fund or until such Trustee's earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. (Art. IV, Sec. 1(c))	Subject to Section 8.1 of the Bylaws (Annual Meetings), Directors are elected at each annual meeting of Shareholders or a special meeting held for that purpose. The term of office of each Director is from the time of his or her election until his or her successor shall have been elected and shall have been qualified, or until his or her death, or until he or she shall have resigned or have been removed or disqualified as provided in the Bylaws, or as otherwise provided by the Investment Company Act of 1940 (the "1940 Act") or the Charter. (BL Art. 2, Sec. 2.3).

(Similar to Maryland Law and the Charter except with respect to the filing requirement.)

Designation of Ownership Shares or Interests

Under the DSTA, the ownership interests in a DST are denominated as "beneficial interests" and are held by "beneficial owners." However, there is flexibility as to how a governing instrument refers to "beneficial interests" and "beneficial owners."	Equity securities of a corporation are generally denominated as shares of stock. Record or beneficial owners of shares of stock are stockholders. Generally, equity securities that have voting rights and are entitled to the residual assets of the corporation, after payment of liabilities, are referred to as "common stock." This comparison will use the "share" and "shareholder" terminology.

E-2(1)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
In the Declaration, the DE Fund's beneficial interests are without par value, are designated as "Shares" and its beneficial owners are designated as "Shareholders." This comparison will use the "Share" and "Shareholder" terminology. (Art. III, Sec. 1(a); Art. I, Sec. 4(s), (t)). Under the DSTA and the Declaration, the DE Fund has an unlimited number of Shares authorized for issuance.	The Company's equity securities are shares of common stock, par value $0.01 per share, and the owners of such stock are "stockholders." (Fifth Art.). This comparison will use the "Share" and "Shareholder" terminology. Under Maryland Law and the Charter, the Company is required to authorize for issuance a set number of shares of equity securities or common stock of the Company. The Company may not authorize for issuance an unlimited number of shares.
Under Maryland Law, the board of directors of an open-end company registered under the 1940 Act, without action by the stockholders, may amend the charter to increase or decrease the aggregate number of shares of stock of the corporation that the corporation has authority to issue, unless a provision has been included in the charter of the corporation after July 1, 1987 prohibiting such action by the board of directors. The Board of Directors of the Company may increase or decrease the aggregate authorized Shares of the Company without Shareholder approval by filing articles supplementary with MSDAT.

(The DSTA and the Declaration provide for an unlimited number of Shares authorized for issuance while Maryland Law and the Charter do not. The Charter sets forth the Company's authorized Shares, and Maryland Law prescribes the procedures by which the Board of Directors can increase or decrease the aggregate number of Shares the Company has the authority to issue without Shareholder approval. The Declaration also provides for no par value for the DE Fund's Shares.)

Amendments to Governing Documents

The DSTA provides broad flexibility as to the manner of amending and/or restating the governing instrument of a DST. Amendments to the Declaration that do not change the information in the DST's certificate of trust are not required to be filed with the Secretary of State.	Under Maryland Law, amendments to the charter must generally be approved by the board of directors and by the affirmative vote of two-thirds of all votes entitled to be cast (unless the charter requires amendment by a higher or lesser proportion of the voting shares, but not less than a majority of the shares outstanding).

Declaration	Charter

The Declaration provides that amendments and/or restatements of the Declaration may generally be made at any time by the Board of Trustees by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by the Declaration or the 1940 Act, by approval of such amendment by the Shareholders. Any such restatement and/or amendment shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. (Art. IX, Sec. 1). The Declaration further provides that any required vote by Shareholders is a majority of votes cast. (Art. V, Sec. 2(b))	The Charter provides that notwithstanding any provision of Maryland Law requiring more than a majority of the votes of all Classes, or any Class, entitled to vote on a matter, including but not limited to amending the Charter, the Company may take or authorize corporate action including amending the Charter upon the favorable vote of a majority of the Shares of all Classes, or the Class or Classes entitled to vote thereon. (Fifth Art.). Also, as indicated above, the Board of Directors may, without Shareholder approval, amend the Charter to increase or decrease the aggregate authorized Shares of the Company by filing articles supplementary with MSDAT.

(Declaration provides that, generally, the Board of Trustees can amend the Declaration without shareholder approval. Declaration also provides that Shareholders can amend the Declaration upon approval by a majority of the votes cast rather than a majority of the votes entitled to be cast.)

E-2(2)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
Bylaws	Bylaws

The DSTA provides that the governing instruments of a DST may consist of one or more instruments, but does not specifically provide that one of the governing instruments shall be Bylaws or how they may be adopted, amended or repealed.	Under Maryland Law, after the organizational meeting, the power to adopt, alter or repeal the bylaws is vested in the shareholders, except to the extent that the charter or bylaws vest such power in the board.

The Bylaws may be amended, restated or repealed, or new Bylaws may be adopted, by the affirmative vote of a majority of votes cast at a Shareholders' meeting called for that purpose. (BL Art. VIII, Sec. 1) The Bylaws may also be amended, restated or repealed, or new Bylaws may be adopted, by a vote of a majority of the Trustees. (BL Art. VIII, Sec. 2). In addition, subject to the 1940 Act, the Bylaws may also be amended pursuant to Art. VIII, Sec. 2(a) of the Declaration (Merger or Consolidation) and Sec. 3815(f) of the DSTA. (BL Art. VIII, Sec. 3)
(The DE Fund's Bylaws provide Shareholders with the ability to amend the DE Fund's Bylaws, while the Company's Bylaws do not. Both the DE Fund's Bylaws and the Company's Bylaws may be amended by a majority vote of the Trustees/Directors present at a meeting.)	The Board has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws. (BL Art. 11, Sec. 11.1).

Preemptive Rights and Redemption of Shares

Under the DSTA, a governing instrument may contain any provision relating to the rights, duties and obligations of the shareholders. Unless otherwise provided in the governing instrument, a shareholder has no preemptive right to subscribe to any additional issue of shares or another interest in a DST.	Under Maryland Law, a shareholder does not have preemptive rights unless the charter expressly grants such rights.

The Declaration provides that no Shareholder shall have the preemptive or other right to subscribe for new or additional Shares or other securities issued by the DE Fund. (Art. III, Sec. 1(c))
(Similar to Charter)	The Charter states that holders of the Shares of the Company have no preemptive rights to subscribe to new or additional Shares or other securities. (Fifth Art.)

With respect to involuntary redemptions, at the option of the Board, the DE Fund, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board. (Art. VI, Sec. 3)

(Similar to Charter)	With respect to involuntary redemptions, pursuant to Maryland Law, at the option of the Board, the Company shall have the right to redeem the shares of the Class at the net asset value of such shares upon such terms and in such manner, and at such time, as the Board shall determine. (Fifth Art.)

Dissolution and Termination Events

The Declaration states that the DE Fund shall have perpetual existence, except that the DE Fund shall be dissolved (i) upon the vote of the holders of not less than a majority of the Shares of the DE Fund cast, (ii) at the discretion of the Board either (A) at any time there are no Shares outstanding of the DE Fund, or (B) upon prior written notice to the Shareholders of the DE Fund, or	Under Maryland Law, dissolutions require the affirmative vote of two-thirds of all votes entitled to be cast on the matter unless the charter provides for a lesser proportion which may not be less than a majority of all votes entitled to be cast on the matter. The Company may be dissolved upon a vote of a majority of its outstanding Shares.

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The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
(iii) upon the occurrence of a dissolution or termination event pursuant to any other provision of the Declaration (including Art. VIII, Section 2 (sale, conveyance and transfer of all or substantially all of the assets of the DE Fund to another entity)) or the DSTA. (Art. VIII, Sec. 1)	Depending on the grounds for involuntary dissolution, under Maryland Law (i) shareholders entitled to cast at least 25% of all the votes entitled to be cast in the election of directors; (ii) any shareholder entitled to vote in the election of directors; or (iii) any shareholder or creditor of the corporation, may petition a court of equity to dissolve the corporation.

(Declaration specifies certain dissolution and termination events while Charter does not. Declaration also provides that the Board may dissolve the DE Fund without Shareholder approval upon prior written notice. In addition, the Declaration reduces the shareholder vote required to approve dissolution from a majority of all votes entitled to be cast (for the Company) to a majority of the Shares cast.)

Liquidation upon Dissolution or Termination

Under the DSTA, a DST that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.	Under Maryland Law, a corporation that has voluntarily dissolved shall pay, satisfy and discharge the existing debts and obligations of the corporation, including necessary expenses of liquidation, before distributing the remaining assets to the shareholders.

The Declaration provides that, upon dissolution of the DE Fund, any remaining assets held with respect to the DE Fund shall be distributed to the Shareholders of the DE Fund ratably according to the number of Shares of the DE Fund held of record by the several Shareholders on the date for such dissolution distribution. (Art. VIII, Sec. 1)	The Charter provides that in the event of the liquidation or dissolution of the Company, Shareholders of the Class shall be entitled to receive out of the assets of the Company available for distribution to Shareholders, but other than general assets not belonging to any particular Class, the assets belonging to such Class, and the assets so distributable to the Shareholders of the Class shall be distributed among such Shareholders in proportion to the number of Shares of such Class held by them and recorded on the books of the Company. In the event that there are any general assets of the Company not belonging to any particular Class and available for distribution, such assets shall be distributed to the holders of Shares of all Classes in proportion to the relative net asset value of the respective Classes determined as provided in the Fifth Art. (Fifth Art.)

(Similar to Charter)

Voting Rights, Meetings, Notice, Quorum, Record Dates and Proxies

Under the DSTA, the governing instrument may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to meetings, notice requirements, written consents, record dates, quorum requirements, voting by proxy and any other matter pertaining to the exercise of voting rights. The governing instrument may	Maryland Law sets forth various requirements regarding voting rights, meetings, notice, quorum, record dates and proxies and provides the corporation with some flexibility to set forth provisions in its charter and bylaws regarding these issues.

E-2(4)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
also provide for the establishment of record dates for allocations and distributions by the DST.
(DSTA provides a DST with more flexibility to set forth in its governing instrument the requirements regarding voting rights, meetings, notice, quorum, record dates and proxies than afforded to a corporation under Maryland Law.)

One Vote Per Share

The Declaration provides that each outstanding Share is entitled to one vote and each outstanding fractional Share is entitled to a fractional vote. (Art. V, Sec. 1)	Under Maryland Law, unless a corporation's charter provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share is entitled to one vote on each matter submitted to a vote at a meeting of shareholders. A corporation may issue fractional shares.
The Charter provides that each outstanding Share is entitled to one vote and each outstanding fractional Share is entitled to a fractional vote. (Fifth Art.)

(Similar to Charter)

Shareholders' Meetings

The DSTA does not mandate annual shareholders' meetings. The Bylaws authorize the calling of any meeting (i) when deemed necessary or desirable by the Board for any purpose or (ii) to the extent permitted by the 1940 Act and for the purpose of electing trustees only, by the Chairperson of the Board, or at the request of holders of 10% of the outstanding Shares if such Shareholders pay the reasonably estimated cost of preparing and mailing the notice thereof. However, no meeting may be called at the request of Shareholders to consider any matter that is substantially the same as a matter voted upon at a Shareholders' meeting held during the preceding twelve (12) months, unless requested by holders of a majority of all outstanding Shares entitled to vote at such meeting. (BL Art. II, Sec. 2(a))	Under Maryland Law, every corporation must hold an annual shareholders' meeting to elect directors and transact other business, except that the charter or bylaws of a corporation registered under the 1940 Act may provide that an annual meeting is not required in any year in which the election of directors is not required by the 1940 Act. Maryland Law authorizes, and permits the charter and bylaws to authorize, certain persons to call special meetings of shareholders.
The Bylaws state that the Company is not required to hold an annual meeting of Shareholders in any year in which the election of directors is not required by the 1940 Act. If a meeting of Shareholders of the Company is required by the 1940 Act to elect Directors, then there shall be an annual meeting to elect Directors and to take such other action as may properly come before the meeting no later than one hundred twenty (120) days after the occurrence of the event requiring the meeting. (BL Art. 8, Sec. 8.1). Special meetings of the Shareholders of the Company, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of Shareholders entitled to cast not less than a majority of the votes entitled to be cast at the meeting. A written Shareholder request for a meeting shall state the purpose of the proposed meeting and the matters proposed to be acted on at it, and the Shareholders requesting such meeting shall have paid to the Company the reasonably estimated cost of preparing

E-2(5)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders. (BL Art. 8, Sec. 8.2)

(The DSTA does not mandate annual Shareholders' meetings, while Maryland Law and the Company's Bylaws require an annual meeting of Shareholders except in any year in which the election of directors is not required by the 1940 Act. The DE Fund's Bylaws provide that a meeting may be called at the request of the holders of 10% of the outstanding Shares, unless the purpose of the meeting is to consider any matter that is substantially the same as a matter voted upon at a meeting during the preceding 12 months, in which case the meeting may be called at the request of the holders of a majority of all outstanding Shares entitled to vote at such meeting. In contrast, the Company's Bylaws provide that a meeting shall be called at the request of Shareholders entitled to cast not less than a majority of the votes entitled to be cast at the meeting.)

Record and Notice Dates

As set forth above, the DSTA authorizes the governing instrument of a DST to set forth any provision relating to record and notice dates.	Under Maryland Law, unless the bylaws otherwise provide, the board may set a record date, which date must be set within the parameters outlined by the Maryland Law, for determining shareholders entitled to notice of a meeting, vote at a meeting, receive dividends or be allotted other rights; provided, however, that (1) the record date may not be prior to the close of business on the day the record date is fixed; (2) the record date shall be not more than 90 days before the date on which the action requiring the determination will be taken; and (3) in the case of a meeting of shareholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting. Not less than 10 nor more than 90 days before each shareholders' meeting, the secretary of the corporation shall give notice in writing or by electronic transmission of the meeting to each shareholder entitled to vote at the meeting and each other shareholder entitled to notice of the meeting.

In order to determine the Shareholders entitled to notice of, and to vote at, a Shareholders' meeting, the Declaration authorizes the Trustees to fix a record date. The record date may not precede the date on which it is fixed by the Board of Trustees and it may not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of the Shareholders' meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Trustees may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than sixty (60) days from the date set for the	The Bylaws authorize the Board to set a record date for the purpose of determining the Shareholders of the Company who are entitled to notice of or to vote at any meeting, provided that the record date may not be prior to the close of business on the day the record date is fixed and may not be more than ninety (90) days prior to the date of the meeting nor fewer than ten (10) days before the date of the meeting. If no record date has been fixed, the record date for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders of the Company shall be the later of the close of business on the day on which notice of the meeting is mailed or the thirtieth day (30th) before the meeting. (BL Art. 8,

E-2(6)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
original meeting. The Bylaws provide that notice of a Shareholders' meeting shall be given to Shareholders entitled to vote at such meeting not less than ten (10) nor more than one hundred and twenty (120) days before the date of the meeting. (Art. V, Sec. 4(a); BL Art. II, Sec. 3)

To determine the Shareholders entitled to vote on any action without a meeting, the Declaration authorizes the Trustees to fix a record date. The record date may not precede the date on which it is fixed by the Board nor may it be more than thirty (30) days after the date on which it is fixed by the Trustees. (Art. V, Sec. 4(a))	Sec. 8.4) A meeting may not be adjourned to a date more than one hundred and twenty (120) days after the original record date without further notice of the adjourned meeting. (BL Art. 8, Sec. 8.7) Not less than ten (10), nor more than ninety (90), days before the date of a meeting of the Shareholders of the Company, the Secretary shall give notice of such meeting to each Shareholder entitled to vote at or to receive notice of the meeting. (BL Art. 8, Sec. 8.5)

Pursuant to the Declaration, if the Board does not fix a record date: (a) the record date for determining Shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the Board has been taken, shall be the day on which the first signed written consent is delivered to the DE Fund, or (ii) when prior action of the Board has been taken, shall be the day on which the Board adopts the resolution taking such prior action. (Art. V, Sec. 4(b))

(Declaration extends record and notice dates out to up to 120 days before the meeting date. Declaration also states that, if the Board does not fix a record date, the record date will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting.)

For the purpose of determining the Shareholders of the DE Fund who are entitled to receive payment of any dividend or of any other distribution of assets of the DE Fund (other than in connection with a dissolution of the DE Fund, a merger, consolidation, conversion, reorganization, or any other transactions, in each case that is governed by Art. VIII of the Declaration), the Trustees may: (i) from time to time, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days before the date for the payment of such dividend and/or such other distribution; (ii) adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or (iii) delegate to an appropriate officer or officers of the DE Fund the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution. (Art. V, Sec. 4(c))	For the purpose of determining the Shareholders entitled to any dividend, any distribution or allotment of any other rights, the Directors may fix, in advance, a date not more than 90 days preceding the date fixed for the payment of any dividend or the making of any distribution, or the allotment of any other rights, as the record date for the determination of the Shareholders of the Company entitled to receive any such dividend, distribution or allotment, and in such case only the Shareholders of record of the Company at the time so fixed shall be entitled to receive such dividend, distribution or allotment. If no record date has been fixed, the record date for determining Shareholders of the Company entitled to receive dividends, distributions or an allotment of any rights shall be the close of business on the day on which the resolution of the Board declaring the dividend, distribution or allotment of rights is adopted, but the payment or allotment shall not be made more than sixty (60) days after the date on which the resolution is adopted. (BL Art. 7, Sec. 7.6)

(Declaration reduces the record date fixed by the Board from 90 to 60 days before the date of payment. The Declaration also allows for standing resolutions and/or delegation of setting such dates to officers.)

E-2(7)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
Quorum for Shareholders' Meeting

To transact business at a Shareholders' meeting, the Declaration provides that 40% of the outstanding Shares entitled to vote at the meeting, which are present in person or represented by proxy, shall constitute a quorum at such meeting, except when a larger quorum is required by the Declaration, the Bylaws, applicable law or any securities exchange on which such shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, the 40% quorum requirement described above shall apply to each such Series or Class entitled to vote. (Art. V, Sec. 2(a)). Abstentions and broker non-votes are included for purposes of determining whether a quorum is present. (Art. V, Sec. 2(c))	Under Maryland Law, unless the charter or bylaws provide otherwise, in order to constitute a quorum for a meeting, there must be present in person or by proxy, a majority of all votes entitled to be cast at the meeting. A quorum provision in the bylaws of a corporation may not be less than one-third of the votes entitled to be cast at the meeting.
The Bylaws provide that the presence in person or by proxy of the holders of one third of the Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at all meetings of the Shareholders except as otherwise provided by the 1940 Act. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. (BL Art. 8, Sec. 8.6)

(Declaration increases quorum requirement to 40% of the outstanding Shares entitled to vote)

Shareholder Vote - General

The DSTA provides that the governing instruments of a DST, such as the DE Fund, may determine the requisite shareholder vote to approve actions for the DE Fund.	Under Maryland Law, for most shareholder actions, unless the charter or Maryland Law provides otherwise, a majority of all votes cast at a meeting at which a quorum is present is required to approve any matter. Actions such as (i) amendments to the corporation's charter, (ii) mergers, (iii) consolidations, (iv) statutory share exchanges, and (v) dissolutions require the affirmative vote of two-thirds of all votes entitled to be cast on the matter unless the charter provides for a lesser proportion which may not be less than a majority of all votes entitled to be cast on the matter. Transfers of assets by an open-end registered investment company do not require shareholder approval. Unless the charter or bylaws require a greater vote, a plurality of all votes cast at a meeting at which a quorum is present is required to elect a director.

The Declaration provides that when a quorum is present at any meeting, a majority of the votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of the Declaration or the Bylaws or by applicable law. Pursuant to Art. III, Sec. 6(d), where a separate vote by Series or by Class, if applicable, is required, the preceding sentence shall apply to such separate votes by Series and Classes. (Art. V, Sec. 2(b))	Under the Bylaws, at a Shareholders' meeting at which a quorum is present, all matters presented to a vote of the Shareholders of the Company or of the Shareholders of one or more classes or sub-classes thereof, if any, shall be decided by a majority of all the votes cast in person or by proxy, except with respect to the election of Directors, which shall be decided by a plurality of the votes cast in person or by proxy, and except as otherwise provided by the Charter or applicable law, including, without limitation, the 1940 Act. (BL Art. 8, Sec. 8.6)

(Similar to Maryland law and Company's Bylaws)

E-2(8)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
Cumulative Voting

The Declaration provides that Shareholders are not entitled to cumulate their votes on any matter. (Art. V, Sec. 1))	Maryland Law provides that the charter may authorize cumulative voting for the election of the directors and if the charter does not so provide, then the shareholders are not entitled to cumulative voting rights.
The Charter specifies that there is no cumulative voting. (Fifth Art.)

(Similar to Charter)

Proxies

Under the DSTA, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the shareholders, the shareholders may vote in person or by proxy and such proxy may be granted in writing, by means of "electronic transmission" (as defined in the DSTA) or as otherwise permitted by applicable law. Under the DSTA, the term "electronic transmission" is defined as any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.	Under Maryland Law, a shareholder may sign a writing authorizing another person to act as a proxy or may transmit such authorization by telegram, cablegram, datagram, electronic mail, or any other electronic or telephonic means.

The Bylaws permit a Shareholder to authorize another person to act as proxy by the following methods: execution of a written instrument or by "electronic transmission" (as defined in the DSTA), telephonic, computerized, telecommunications or another reasonable alternative to the execution of a written instrument. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. In addition, the Bylaws provide that the revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the general corporation law of the State of Delaware. (BL Art. II, Sec. 8)	The Bylaws permit a Shareholder to vote at any meeting of shareholders by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Company as the Board or officers may direct, for verification prior to the time at which such vote shall be taken. Each Shareholder may authorize another person or persons to act for him or her as proxy by (i) signing a writing authorizing the other person to act as proxy in the manner permitted by Maryland law, or (ii) transmitting, or authorizing the transmission of, an authorization for the person to act as proxy to (a) the person authorized to act as proxy, or (b) any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation or proxy support service organization. The authorization may be transmitted by a telegram, cablegram, datagram, electronic mail, or any other electronic or telephonic means. Further, to the extent permitted by Maryland law, the placing of a Shareholder's name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder. No proxy shall be valid after the expiration of eleven months from the date thereof, unless otherwise provided in the

E-2(9)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
proxy. Every proxy shall be revocable at the pleasure of the Shareholder authorizing it, except in those cases in which the proxy states that it is irrevocable and where an irrevocable proxy is permitted by law. (BL Art. 8, Sec. 8.8)

(Similar to Company's Bylaws)

Advance Notice Requirements

The Bylaws provide that at any meeting of Shareholders, Shareholders of record at the time of the notice of the meeting and at the time of the meeting (a "Submitting Shareholder") may make nominations of individuals for election to the Board of Trustees and/or may propose other proper business to be considered by the Shareholders (the chairman of the meeting to determine whether any such business is a proper matter for action by the Shareholders) if, and only if, the Shareholder provides notice to the Secretary of the DE Fund and the Secretary receives such notice not later than the seventh day following the day on which the notice of the meeting was mailed or transmitted to the Shareholder, of each individual whom the Shareholder proposes to nominate for election as a trustee and/or a description of the other business that the Shareholder proposes to bring before the meeting. Upon request by the DE Fund, the Submitting Shareholder shall provide, no later than five days after the delivery of such request (or such other period as may be specified in such request), such additional information regarding the matter as the DE Fund may request. If a Shareholder fails to provide any such additional information within such time period, the nominee or business shall not be presented at the meeting. A postponement or adjournment of a meeting shall not commence any new time periods pursuant to this Section. Nothing in this Section shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, nor the right of the DE Fund to omit a proposal from, the DE Fund's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). (BL Art. II, Sec. 10)	The Bylaws provide that at any annual meeting of Shareholders, Shareholders of record at the time of the notice of the meeting and at the time of the meeting (a "Submitting Shareholder") may make nominations of individuals for election to the Board of Directors and/or may propose other proper business to be considered by the Shareholders (the chairman of the meeting to determine whether any such business is a proper matter for action by the Shareholders) if, and only if, the Shareholder provides notice to the Secretary of the Company and the Secretary receives such notice not later than the seventh day following the day on which the notice of the annual meeting was mailed or transmitted to the Shareholder, of each individual whom the Shareholder proposes to nominate for election as a director and/or a description of the other business that the Shareholder proposes to bring before the annual meeting. Upon request by the Company, the Submitting Shareholder shall provide, no later than five days after the delivery of such request (or such other period as may be specified in such request), such additional information regarding the matter as the Company may request. If a Shareholder fails to provide any such additional information within such time period, the nominee or business shall not be presented at the annual meeting. A postponement or adjournment of an annual meeting shall not commence any new time periods pursuant to this Section. Nothing in this Section shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company's proxy statement pursuant to Rule 14a-8 (or any successor provision) under 1934 Act. (BL Art. 8, Sec. 8.10)

(Similar to Company's Bylaws, however, the DE Fund's provision applies to all meetings not just annual meetings of shareholders.)

Action by Written Consent by Shareholders

Under the DSTA, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the shareholders, such action may be taken without a meeting, without prior notice and without a vote if a written consent(s), setting forth the action taken, is signed by the shareholders having the minimum number of votes that would be necessary to take such	Maryland Law provides that, unless otherwise provided in the Charter, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting, if a unanimous written consent is signed by each shareholder entitled to vote on the matter.

E-2(10)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
action at a meeting at which all interests in the DST entitled to vote on such action were present and voted.
(The DSTA permits shareholder action by written consent if the consents are signed by shareholders having the minimum number of votes that would be necessary to take such action at a meeting at which all interests in the DST entitled to vote on such action were present and voted whereas Maryland Law requires unanimous written consent.)

The Declaration authorizes Shareholders to take action without a meeting if written consents setting forth the action taken is or are signed by the holders of a majority of the voting securities of the DE Fund (or such different proportion thereof as shall be required by law, the Declaration, or the Bylaws for approval of such action). (Art. V, Sec. 3)
(The Declaration specifies that Shareholders may take action by written consent if the consents are signed by the holders of a majority of the voting securities of the DE Fund (or such different proportion thereof as shall be required by law, the Declaration, or the Bylaws for approval of such action.), rather than by unanimous written consent as required under Maryland Law.)	The Charter and Bylaws do not contain any provisions regarding Shareholder action by written consent.

Action by Written Consent by Trustees/Directors

Under the DSTA, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the trustees, the trustees may take such action without a meeting, without a prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the trustees having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all trustees entitled to vote thereon were present and voted. Unless otherwise provided in a governing instrument, a consent transmitted by electronic transmission by a trustee is deemed to be written and signed.	Under Maryland Law, any action required or permitted to be taken at a meeting of the board of directors or of a committee of the board may be taken without a meeting if a unanimous consent which sets forth the action is (1) given in writing or by electronic transmission by each member of the board or committee; and (2) filed in paper or electronic form with the minutes of proceedings of the board or committee.

The Declaration also authorizes the Board or any committee of the Board to take action, to the extent not inconsistent with the provisions of the 1940 Act, without a meeting and without prior written notice if written consents setting forth the action taken are executed by Trustees having not less than the minimum number of votes necessary to take that action at a meeting at which all Trustees or any committee thereof, as applicable, are present and voting. A consent transmitted by "electronic transmission" (as defined in the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this provision. (Art. IV, Sec. 2)
(DSTA and Declaration reduce the requirement that Board action by written consent be unanimous to the requirement that the consent be signed by no less than the minimum number of votes necessary to take that action at a meeting at which all Trustees are present and voting.)	The Bylaws provide that, subject to the provisions of the 1940 Act, any action required or permitted to be taken at a meeting of the Board or a committee of the Board may be taken without a meeting, if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each member of the Board or the committee and filed in paper or electronic form with the minutes of the proceedings of the Board or committee. (BL Art. 2, Sec. 2.15)

E-2(11)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
Removal of Trustees/ Directors

The governing instrument of a DST may contain any provision relating to the removal of trustees; provided however, that there shall at all times be at least one trustee of the DST.	Under Maryland Law, unless otherwise provided in the charter, a director may generally be removed with or without cause by the vote of a majority of all the votes entitled to be cast generally for the election of directors unless (i) such director is elected by a certain class or series, (ii) the charter provides for cumulative voting or (iii) the board is classified.

Under the Declaration, any Trustee may be removed, with or without cause, by the Board by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. (Art. IV, Sec. 1(d)). The required vote for removing a Trustee is a majority of the votes cast when a quorum is present. (Art. V, Sec. 2(b))
(Declaration gives the Board the authority to remove a Trustee.)	Under the Bylaws, at any meeting of Shareholders, duly called and at which a quorum is present, the Shareholders may, by the affirmative vote of a majority of all the votes entitled to be cast for the election of Directors, remove any Director from office, with or without cause. (BL Art. 2, Sec. 2.6)

Vacancies on Board of Trustees/Directors

The Declaration provides that the Board of Trustees, subject to the requisite vote as set forth in the Declaration and Bylaws, may fill vacancies on the Board in accordance with the Declaration and Bylaws. (Art. IV, Sec. 3(a)). The Bylaws provide that vacancies on the Board of Trustees may be filled by not less than a majority vote of the Trustee(s) then in office, regardless of the number and even if less than a quorum. However, a Shareholders' meeting shall be called to elect Trustees if required by the 1940 Act. (BL Art. III, Sec. 1(b))	Under Maryland Law, shareholders may elect persons to fill vacancies that result from the removal of directors. Unless the charter or bylaws provide otherwise, a majority of the remaining directors, whether or not comprising a quorum, may fill vacancies that result from any cause except an increase in the number of directors. A majority of the entire board of directors may fill vacancies that result from an increase in the number of directors.
Under the Bylaws, subject to the provisions of the 1940 Act: (i) any vacancies in the Board arising from an increase in the number of Directors may be filled by a vote of a majority of the entire Board, and (ii) any vacancies in the Board arising from death, resignation, removal, disqualification or any other cause may be filled by a vote of the majority of the remaining Directors even though that majority is less than a quorum. (BL Art. 2, Sec. 2.7)
The Bylaws also provide that if the Shareholders remove a Director from office, the Shareholders may elect a successor to fill any resulting vacancy for the balance of the term of the removed Director. (BL Art. 2, Sec. 2.6)

(Under the DE Fund's Bylaws, any vacancy, even one arising from an increase in the number of Trustees, may be filled by a majority vote of the Trustees then in office, regardless of the number and even if less than a quorum. Under the Company's Bylaws, on the other hand, any vacancy arising from an increase in the number of Directors may be filled by a vote of a majority of the entire Board, while any vacancy arising from death, resignation, removal, disqualification or any other cause may be filled by a vote of the majority of the remaining Directors even though that majority is less than a quorum.)

E-2(12)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
Shareholder Liability

Under the DSTA, except to the extent otherwise provided in the governing instrument of a DST, shareholders of a DST are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware (such shareholders are generally not liable for the obligations of the corporation).	Under Maryland Law, the shareholders of a corporation are generally not liable for the obligations of the corporation.

The Declaration also provides that Shareholders are entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the Board may cause any Shareholder to pay directly an amount fixed, from time to time, by the Board or an officer of the DE Fund for charges of the DE Fund's custodian or transfer, dividend disbursing, shareholder servicing or similar agent, that are not customarily charged generally to the DE Fund where such services are provided to such Shareholder individually, rather than to all Shareholders collectively. (Art. III, Sec. 4; Art. IV, Sec. 5)
(Declaration aligns limitation of personal liability with that extended to shareholders of a private corporation under the General Corporation Law of the State of Delaware. Declaration also allows for collection from a Shareholder of certain charges for services provided to such Shareholder individually.)

Trustee/Director/Agent Liability

Subject to the provisions in the governing instrument, the DSTA provides that a trustee or any other person managing the DST, when acting in such capacity, will not be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee. To the extent that at law or in equity, a trustee has duties (including fiduciary duties) and liabilities to the DST and its shareholders, such duties and liabilities may be expanded or restricted by the governing instrument, except for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.	Maryland Law requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. A director who performs his or her duties in accordance with this standard has no liability to the corporation, its shareholders or to third persons by reason of being or having been a director. A corporation may include in its charter a provision expanding or limiting the liability of its directors and officers for money damages to the corporation or its shareholders, provided however, that liability may not be limited to the extent the person has received an improper benefit or profit in money, property or services or where such person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in a proceeding.

The Declaration provides that any person who is or was a Trustee, officer, employee or other agent of the DE Fund or is or was serving at the request of the DE Fund as a trustee, director, officer, employee or other agent of another corporation, partnership, joint venture, trust or	The Charter provides that, subject to any limitations imposed by the 1940 Act, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the 1940 Act, no director or officer of the Company shall be personally liable

E-2(13)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
other enterprise (an "Agent") will be liable to the DE Fund and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to as "Disqualifying Conduct"), and for nothing else. Subject to the preceding sentence, Agents will not be liable for any act or omission of any other Agent or any investment adviser or principal underwriter of the DE Fund. No Agent, when acting in its capacity as such, shall be liable personally to any person (other than the DE Fund or its Shareholders as described above) for any act, omission or obligation of the DE Fund or any Trustee. (Art. VII, Sec. 1(a)-(d))
(While both the Declaration and the Charter limit liability to the fullest extent possible under their respective state laws, the standards of care differ. The Declaration provides that an Agent shall only be liable to the DE Fund and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (in accordance with the DSTA) and nothing else. In addition, the Declaration extends the limitation of liability, subject to any Disqualifying Conduct, to persons other than Trustees and officers, including employees and other agents.)	to the Company or its shareholders for money damages. No amendment of the charter of the Company or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal. (Seventh Art.)

Indemnification

Subject to such standards and restrictions contained in the governing instrument of a DST, the DSTA authorizes a DST to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	Unless limited by its charter, Maryland Law requires a corporation to indemnify a director who has been successful, on the elements or otherwise, in the defense of any proceeding to which such person was a party because of such person's service as a director, against reasonable expenses incurred in connection with the proceeding.
Maryland Law permits a corporation to indemnify a director, officer, employee or agent who is a party or threatened to be a party, by reason of service in that capacity, to any threatened, pending or completed action, suit or proceeding, against judgments, penalties, fines, settlements and reasonable expenses unless it is established that: (i) the act or omission of such person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) such person actually received an improper personal benefit; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. However, if the proceeding is a derivative suit or was brought by the corporation, the corporation may not indemnify a person who has been adjudged to be liable to the corporation. Corporations are authorized to advance payment of reasonable expenses upon compliance with certain requirements.

E-2(14)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
Pursuant to the Declaration, the DE Fund will indemnify any Agent who was or is a party or is threatened to be made a party to any proceeding by reason of such Agent's capacity, against attorneys' fees and other certain expenses, judgments, fines, settlements and other amounts incurred in connection with such proceeding if such Agent acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe such Agent's conduct was unlawful. However, there is no right to indemnification for any liability arising from the Agent's Disqualifying Conduct. As to any matter for which such Agent is found to be liable in the performance of such Agent's duty to the DE Fund or its Shareholders, indemnification will be made only to the extent that the court in which that action was brought determines that in view of all the circumstances of the case, the Agent was not liable by reason of such Agent's Disqualifying Conduct.	Pursuant to the Charter, subject to any limitation imposed by the 1940 Act, the Company shall indemnify (A) its directors and officers, whether serving the Company or at its request any other entity, to the full extent required or permitted by Maryland Law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (B) other employees and agents to such extent as shall be authorized by the Board or the Bylaws and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. No amendment of the charter of the Company or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. (Seventh Art.)

Expenses incurred by an Agent in defending any proceeding may be advanced by the DE Fund before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it is ultimately determined that the Agent is not entitled to indemnification by the DE Fund, provided that at least one of the following conditions for the advancement of expenses is met: (i) the Agent shall provide a security for his undertaking, (ii) the DE Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees of the DE Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification. (Art. VII, Sec. 2(d))	The Bylaws provide that the Company shall indemnify and advance expenses to its current and former Directors and officers to the extent provided by the Charter. (BL Art. 10, Sec. 10.1).
With respect to employees and agents who are not officers or Directors of the Company, the Company may, as determined by the Board, indemnify and advance expenses to such persons to the extent permissible under Maryland Law, the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act. (BL Art. 10, Sec. 10.2).
The indemnification and advancement of expenses provided by BL Art. 10 or provided by the Charter shall not be deemed exclusive of any other right, in respect of indemnification, advancement of expenses or otherwise, to which those seeking such indemnification or advancement of expenses may be entitled under any insurance, contract or other agreement, vote of shareholders or Directors or otherwise. Neither the amendment nor repeal of BL Art 10, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with BL Art. 10, shall apply to or affect in any respect the applicability of the provisions of BL Art. 10 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. (BL Art. 10, Sec. 10.3)

(The Declaration aligns the DE Fund's ability to indemnify with the DSTA. Declaration also imposes certain conditions for the advancement of expenses. Maryland law imposes similar conditions for the advancement of expenses. The Declaration provides that the DE Fund will indemnify any Agent and may advance expenses to any Agent, while the Charter provides that the Company will indemnify and advance expenses to directors and officers, but may indemnify and advance

E-2(15)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
expenses to employees and agents who are not officers or directors. Note that the 1933 Act, in the opinion of the U.S. Securities and Exchange Commission ("SEC"), and the 1940 Act also limit the ability of the DE Fund and the Company to indemnify an Agent.)

Insurance

The DSTA is silent as to the right of a DST to purchase insurance on behalf of its trustees or other persons. However, as the policy of the DSTA is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments, the Declaration authorizes the Board, to the fullest extent permitted by applicable law, to purchase with DE Fund assets, insurance for liability and for all expenses of an Agent in connection with any proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the DE Fund, whether or not the DE Fund would have the power to indemnify such Agent against such liability. (Art. VII, Sec. 3)	Under Maryland Law, a corporation may purchase insurance on behalf of any person who is or was a director, officer, employee or agent against any liability asserted against and incurred by such person in any such capacity whether or not the corporation would have the power to indemnify such person against such liability.
The Bylaws authorize the Company to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Company, or who, while a Director, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, manager, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise, against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, provided that no insurance may be obtained by the Company for liabilities against which it would not have the power to indemnify him or her under BL Art. 10 or applicable law. (BL Art. 10, Sec. 10.4)

(Similar to Company's Bylaws)

Shareholder Right of Inspection

Under the DSTA, except to the extent otherwise provided in the governing instrument and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the DST certain information regarding the governance and affairs of the DST, including a copy of the Declaration, Bylaws and certificate of trust and all amendments thereto, with copies of any written powers of attorney used for their execution; the names and addresses of each Shareholder and Trustee; information about the business and financial condition of the DE Fund; and other information about the affairs of the DE Fund as is just and reasonable.	Under Maryland Law, a shareholder may inspect, during usual business hours, the corporation's bylaws, shareholder proceeding minutes, annual statements of affairs, voting trust agreements, and, if the corporation is not an open-end investment company, a statement showing all shares and securities issued by the corporation for the previous 12 months. In addition, shareholders who have individually or together been holders of at least 5% of the outstanding shares of any class for at least 6 months, may inspect and copy the corporation's books of account, its stock ledger and its statement of affairs.

As permitted by the DSTA, the Bylaws provide that a Shareholder, upon reasonable written demand to the DE Fund for any purpose reasonably related to such Shareholder's interest as a Shareholder, may inspect certain information as to the governance and affairs of the DE Fund during regular business hours. However, reasonable standards governing, without limitation, the information and documents to be furnished and the time and location of furnishing the same, will be established	The Charter and Bylaws do not contain any provisions regarding Shareholder inspection rights.

E-2(16)

The DE Fund as a Delaware Statutory Trust	The Company as a Maryland Corporation
by the Board or any officer to whom such power is delegated in the Bylaws. The provision of any information within ten (10) business days of a reasonable demand is reasonable. In addition, as permitted by the DSTA, the Bylaws also authorize the Board or an officer to whom such power is delegated in the Bylaws, to keep confidential from Shareholders for such period of time as deemed reasonable any information that the Board or such officer reasonably believes would not be in the best interest of the DE Fund to disclose or that could damage the DE Fund or that the DE Fund is required by law or by agreement with a third party to keep confidential. (BL Art. VI, Sec. 1-3)
(The DSTA and Maryland Law impose different standards upon what information a shareholder may request and require the provision of different information to shareholders for inspection. While the Charter and Company's Bylaws are silent on the issue of inspection, the DE Fund's Bylaws impose a standard of reasonableness as to the information and documents furnished for inspection by Shareholders and the time and location of such furnishing. DE Fund's Bylaws also allows certain information to be kept confidential for a reasonable period of time.)

Derivative Actions

Under the DSTA, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (i) was a shareholder at the time of the transaction complained about or (ii) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who was a shareholder at the time of the transaction. A shareholder's right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.	In general, under Maryland Law, in order to bring a derivative action, a shareholder (or his or her predecessor if he or she became a shareholder by operation of law) must be a shareholder (a) at the time of the acts or omissions complained about, (b) at the time the action is brought, and (c) until the completion of the litigation. In general, a derivative action may be brought by a shareholder if (i) a demand upon the board of directors to bring the action is improperly refused or (ii) a request upon the board of directors would be futile.
Under Maryland Law, a director of an investment company who "is not an interested person, as defined by the 1940 Act, shall be deemed to be independent and disinterested when making any determination or taking any action as a director."

The Declaration provides that, in addition to the requirements set forth in Sec. 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the DE Fund only if (i) the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is not likely to succeed, (ii) unless such demand is not required, Shareholders eligible to bring such action who hold at least 10% of the outstanding shares of the DE Fund join in the request to the Board of Trustees, and (iii) unless such demand is not required, the Board of Trustees is afforded a reasonable amount of	The Charter and Bylaws do not contain any provisions regarding derivative actions.

E-2(17)

The New Declaration	The Current Declaration
time to consider and investigate such request and claims. A demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" as defined in the DSTA. (Art. VII, Sec. 4)
(While the Charter and Company's Bylaws are silent on the issue of derivative actions, the Declaration clarifies when demand is excused and also limits who can bring the action. The DSTA does not explicitly require a shareholder to be a shareholder until completion of the litigation in order to bring a derivative action.)

Power to Make Tax Status Election

Under the DSTA, a governing instrument may contain any provision relating to the management of the business and affairs of the Trust, including the rights, duties and obligations of beneficial owners, not contrary to any other provisions of the DSTA.
The Declaration provides that the Board of Trustees shall have the power, in its discretion, to make an initial entity classification election, and to change any such entity classification election, of the DE Fund and any Series for U.S. federal income tax purposes as may be permitted or required under the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended, from time to time, without the vote or consent of any Shareholder. In furtherance thereof, the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, is authorized to make and sign any such entity classification election on behalf of the DE Fund or any Series, as well as to sign the consent of Shareholders to any such election on behalf of all of the Shareholders. (Art. III, Sec. 5)
(Pursuant to the DSTA, the Declaration provides the DE Fund with the power to make or change tax status elections and execute on behalf of Shareholders the consent of Shareholders to make or change elections without Shareholder approval. Entities, such as the Company, that are organized as corporations under state law, are not able to make such an election.)	A corporation, including one formed under Maryland Law, is not permitted to elect its tax status for U.S. federal income tax purposes and thus this provision is not applicable.

E-2(18)

Exhibit F-1

Proposed Form of Amended and Restated Agreement and Declaration of Trust of DFAITC

FORM OF

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

of

THE DFA INVESTMENT TRUST COMPANY
a Delaware Statutory Trust

(Original Agreement and Declaration of Trust was adopted December 27, 1993; current Amended and Restated Agreement and Declaration of Trust adopted effective                     , 2009.)

F-1(1)

F-1(2)

F-1(3)

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

OF

THE DFA INVESTMENT TRUST COMPANY

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of this       day of                , 2009, by the Trustees and (i) incorporates herein and makes a part of this Amended and Restated Agreement and Declaration of Trust the resolutions of the Board of Trustees of The DFA Investment Trust Company (the "Trust") adopted prior to the date set forth above, pursuant to the provisions of the original Agreement and Declaration of Trust, dated December 27, 1993, as amended and restated to date (the "Original Declaration of Trust"), regarding the establishment and designation of Series and/or Classes of the Shares of the Trust, and any amendments or modifications to such resolutions adopted through the date hereof, as of the date of the adoption of each such resolution; and (ii) amends and restates the Original Declaration of Trust pursuant to Article VIII, Section 4 of such Original Declaration of Trust, as hereinafter provided.

WITNESSETH:

WHEREAS, the Trust was formed to carry on the business of an open-end management investment company as defined in the 1940 Act; and

WHEREAS, this Trust is authorized to divide its Shares into two or more Classes, to issue its Shares in separate Series, to divide Shares of any Series into two or more Classes, and to issue Classes of the Trust or the Series, if any, all in accordance with the provisions hereinafter set forth; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act, as amended, from time to time, and the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that:

(i)  the Original Declaration of Trust is amended and restated in its entirety in the manner herein set forth;

(ii)  the Trustees will hold all cash, securities, and other assets that they may acquire, from time to time, in any manner as Trustees hereunder IN TRUST and will manage and dispose of the same, from time to time, upon the following terms and conditions for the benefit of the holders of Shares issued hereunder as hereinafter set forth; and

(iii)  this Declaration of Trust and the Bylaws shall be binding in accordance with their terms on every Trustee, by virtue of having become a Trustee of the Trust, and on every Shareholder, by virtue of having become a Shareholder of the Trust, pursuant to the terms of the Original Declaration of Trust and/or this Declaration of Trust and the Bylaws.

ARTICLE I

NAME; OFFICES; REGISTERED AGENT; DEFINITIONS

Section 1.  Name. The Trust shall be known as "The DFA Investment Trust Company" and the Board of Trustees shall conduct the business of the Trust under that name, or any other name as the Board of Trustees may designate, from time to time. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class thereof. In the event of any such change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of any such change.

Section 2.  Offices of the Trust. The Board at any time may establish offices of the Trust at any place or places where the Trust intends to do business.

Section 3.  Registered Agent and Registered Office. The name of the registered agent of the Trust and the address of the registered office of the Trust in the State of Delaware are as set forth in the Trust's Certificate of Trust. The Trustees may, without Shareholder approval, change the registered agent and the registered office of the Trust.

Section 4.  Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

  (a)  "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

F-1(4)

  (b)  "Affiliate" shall have the same meaning as "affiliated person," as such term is defined in the 1940 Act, when used with reference to a specified Person;

  (c)  "Board of Trustees" or "Board" shall mean the governing body of the Trust, which is comprised of the number of Trustees of the Trust fixed, from time to time, pursuant to Article IV hereof, having the powers and duties set forth herein;

  (d)  "Bylaws" shall mean Bylaws of the Trust, as amended or restated, from time to time, in accordance with Article VIII therein. Such Bylaws may contain any provision not inconsistent with applicable law or this Declaration of Trust, relating to the governance of the Trust. The Bylaws are expressly herein incorporated by reference as part of the "governing instrument" of the Trust within the meaning of the DSTA;

  (e)  "Certificate of Trust" shall mean the certificate of trust of the Trust filed on October 27, 1992 with the Office of the Secretary of State of the State of Delaware, as required under the Delaware Statutory Trust Act, as such certificate has been or shall be amended or restated, from time to time;

  (f)  "Class" shall mean each class of Shares of the Trust or of a Series of the Trust established and designated under and in accordance with the provisions of Article III hereof or the corresponding provisions of the Original Declaration of Trust;

  (g)  "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended, from time to time;

  (h)  "Commission" shall have the meaning given that term in the 1940 Act;

  (i)  "DGCL" shall mean the General Corporation Law of the State of Delaware (8 Del. C. § 101, et seq.), as amended from time to time;

  (j)  "DSTA" shall mean the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.), as amended, from time to time;

  (k)  "Declaration of Trust" shall mean this Amended and Restated Agreement and Declaration of Trust, including resolutions of the Board of Trustees of the Trust that have been adopted prior to the date of this Declaration of Trust, or that may be adopted hereafter, regarding the establishment and designation of Series and/or Classes of Shares of the Trust, and any amendments or modifications to such resolutions, as of the date of the adoption of each such resolution;

  (l)  "General Liabilities" shall have the meaning given it in Article III, Section 6(b) of this Declaration of Trust;

  (m)  "Interested Person" shall have the meaning given that term in the 1940 Act;

  (n)  "Investment Adviser" or "Adviser" shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment management contract described in Article IV, Section 7(a) hereof;

  (o)  "National Financial Emergency" shall mean, as determined by the Board in its sole discretion, the whole or any part of any period during (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust to determine fairly the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors;

  (p)  "Person" shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee, government or any political subdivision, agency or instrumentality thereof or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory or business trust;

  (q)  "Principal Underwriter" shall have the meaning given that term in the 1940 Act;

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  (r)  "Series" shall mean each Series of Shares established and designated under and in accordance with the provisions of Article III hereof, or the corresponding provisions of the Original Declaration of Trust;

  (s)  "Shares" shall mean the transferable shares of beneficial interest into which the beneficial interest in the Trust have been or shall be divided, from time to time, and shall include fractional and whole shares;

  (t)  "Shareholder" shall mean a record owner of Shares pursuant to this Declaration of Trust and the Bylaws;

  (u)  "Trust" shall mean The DFA Investment Trust Company, the Delaware statutory trust formed by the Original Declaration of Trust and by filing the Certificate of Trust with the Office of the Secretary of State of the State of Delaware;

  (v)  "Trust Property" shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, or one or more of any Series thereof, including, without limitation, the rights referenced in Article X, Section 5 hereof; and

  (w)  "Trustee" or "Trustees" shall mean each Person who signs this Declaration of Trust as a trustee and all other Persons who, from time to time, may be duly elected or appointed, qualified, and serving on the Board of Trustees in accordance with the provisions hereof and the Bylaws, so long as such signatory or other Person continues in office in accordance with the terms hereof and the Bylaws. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person's or Persons' capacity as a Trustee or Trustees hereunder and under the Bylaws.

ARTICLE II

PURPOSE OF TRUST

The purpose of the Trust is to conduct, operate, and carry on the business of a registered management investment company registered under the 1940 Act, directly, or if one or more Series is established hereunder, through one or more Series, investing primarily in securities, and to exercise all of the powers, rights, and privileges granted to, or conferred upon, a statutory trust formed under the DSTA, including, without limitation, the following powers:

  (a)  To hold, invest, and reinvest its funds, and in connection therewith, to make any changes in the investment of the assets of the Trust, to hold part or all of its funds in cash, to hold cash uninvested, to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend, or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, shares, units of beneficial interest, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, money market instruments, certificates of deposit or indebtedness, bills, notes, mortgages, commercial paper, repurchase or reverse repurchase agreements, bankers' acceptances, finance paper, and any options, certificates, receipts, warrants, futures contracts, or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein or in any property or assets, and other securities of any kind, as the foregoing are issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia, and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities;

  (b)  To exercise any and all rights, powers, and privileges with reference to or incident to ownership or interest, use, and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power, and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge, or write options with respect to or otherwise deal with, dispose of, use, exercise, or enjoy any rights, title, interest, powers, or

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privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement, and enhancement in value of any of such securities and other instruments or property;

  (c)  To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

  (d)  To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Board of Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Board of Trustees shall deem proper;

  (e)  To exercise powers and rights of subscription or otherwise that arise in any manner out of ownership of securities and/or other property;

  (f)  To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered, or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise, or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

  (g)  To consent to, or participate in, any plan for the reorganization, consolidation, or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

  (h)  To join with other security holders in acting through a committee, depositary, voting trustee, or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary, or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board of Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary, or trustee as the Board of Trustees shall deem proper;

  (i)  To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

  (j)  To enter into joint ventures, general or limited partnerships, and any other combinations or associations;

  (k)  To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship; or otherwise assume liability for payment thereof;

  (l)  To purchase and pay for such insurance as the Board of Trustees may deem necessary or appropriate for the conduct of the business entirely out of Trust Property, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being, or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the Bylaws, and by applicable law;

  (m)  To adopt, establish, and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift, and other retirement, incentive, and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees, and agents of the Trust;

  (n)  To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge, or otherwise deal with, dispose of, use, exercise, or enjoy property of all kinds;

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  (o)  To buy, sell, mortgage, encumber, hold, own, exchange, rent, or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter, and maintain buildings, structures, and other improvements on real property;

  (p)  To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated;

  (q)  To enter into, make, and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount;

  (r)  To issue, purchase, sell and transfer, reacquire, hold, trade, and deal in stocks, shares, bonds, debentures, and other securities, instruments, or other property of the Trust, from time to time, to such extent as the Board of Trustees shall determine, consistent with the provisions of this Declaration of Trust; and to reacquire and purchase, from time to time, its Shares or, if any, its bonds, debentures, and other securities;

  (s)  To engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims, or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Board of Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any Person, including a Shareholder in the Shareholder's own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

  (t)  To exercise and enjoy, in Delaware and in any other states, territories, districts, and United States dependencies, and in foreign countries, all of the foregoing powers, rights, and privileges, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights, or privileges so granted or conferred; and

  (u)  In general, to carry on any other business in connection with or incidental to its trust purposes, to do everything necessary, suitable, or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of or connected with, its business or purposes, objects, or powers.

The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. Neither the Trust nor the Board of Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

The foregoing clauses each shall be construed as purposes, objects, and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects, and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

ARTICLE III

SHARES

Section 1.  Division of Beneficial Interest.

  (a)  The beneficial interest in the Trust shall be divided into Shares, each Share without a par value. The number of Shares in the Trust authorized under the Original Declaration of Trust and authorized hereunder, and of each Series and Class as may be established, from time to time, is unlimited. The Board of Trustees may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series of Shares into separate Classes of Shares in accordance with the 1940 Act. As of the effective date of this Declaration of Trust, any new Series and Classes, if any, shall be established and designated by the Board of Trustees pursuant to Article III, Section 6 hereof. If no separate Series or Classes

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shall be established, the Shares of the Trust shall have the rights, powers, and duties provided for herein, including Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein. All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust or any or all Series or Classes thereof that may be established from time to time, as the context may require.

  (i)  The fact that the Trust shall have one or more established and designated Classes of the Trust shall not limit the authority of the Board of Trustees to establish and designate additional Classes of the Trust. The fact that one or more Classes of the Trust shall have been established initially and designated without any specific establishment or designation of a Series (i.e., that all Shares of the Trust are initially Shares of one or more Classes) shall not limit the authority of the Board of Trustees to later establish and designate a Series and establish and designate the Class or Classes of the Trust as Class or Classes, respectively, of such Series.

  (ii)  The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class) shall not limit the authority of the Board of Trustees to establish and designate separate Classes of said Series. The fact that a Series shall have more than one established and designated Class shall not limit the authority of the Board of Trustees to establish and designate additional Classes of said Series.

  (b)  Subject to any requirements or limitations of the 1940 Act, the Board of Trustees shall have the power to issue authorized but unissued Shares of beneficial interest of the Trust, or any Series and Class thereof, from time to time, for such consideration paid wholly or partly in cash, securities, or other property, as may be determined, from time to time, by the Board of Trustees. The Board of Trustees, on behalf of the Trust, may acquire and hold as treasury shares, reissue for such consideration and on such terms as the Board of Trustees may determine, or cancel, at its discretion, from time to time, any Shares reacquired by the Trust. The Board of Trustees may classify or reclassify any unissued Shares of beneficial interest, or any Shares of beneficial interest of the Trust or any Series or Class thereof, which were previously issued and are reacquired, into one or more Series or Classes that may be established and designated, from time to time. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell, and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury Shares or cancelled. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

  (c)  Subject to the provisions of Section 6 of this Article III, each Share shall entitle the holder to voting rights as provided in Article V hereof and the Bylaws. Shareholders shall have no preemptive or other right to subscribe for new or additional authorized but unissued Shares or other securities issued by the Trust or any Series thereof. The Board of Trustees, from time to time, may divide or combine the Shares of the Trust, or any particular Series thereof, into a greater or lesser number of Shares of the Trust or that Series, respectively. Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be.

  (d)  Any Trustee, officer, or other agent of the Trust, and any organization in which any such Person has an economic or other interest, may acquire, own, hold, and dispose of Shares of beneficial interest in the Trust or any Series and Class thereof, to the same extent as if such Person were not a Trustee, officer, or other agent of the Trust; and the Trust or any Series may issue and sell and may purchase such Shares from any such Person or any such organization, subject to the limitations, restrictions, or other provisions applicable to the sale or purchase of such Shares herein and in the 1940 Act.

Section 2.  Ownership of Shares. The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as the Board of Trustees considers appropriate for recording the ownership of Shares, the issuance of Share certificates, the transfer of Shares of the Trust, and each Series and Class thereof, if any, and similar matters.

Section 3.  Sale of Shares. Subject to the 1940 Act and applicable law, the Trust may sell its authorized but unissued Shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may authorize, from time to time. All consideration received by the Trust in each sale shall be credited to the individual purchaser's account in the form of full or fractional Shares of the Trust or such Series thereof (and Class thereof, if any), as the purchaser may select, at the net asset value per

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Share, as determined by the Board of Trustees in accordance with Article VI hereof, subject to Section 22 of the 1940 Act, and the rules and regulations adopted thereunder; provided, however, that the Board of Trustees may, in its sole discretion, permit the Principal Underwriter or the selling broker or dealer to impose a sales charge upon any such sale. Every Shareholder by virtue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

Section 4.  Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust, the Bylaws, and under applicable law. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Subject to Article VIII, Section 1 hereof, the death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust and any Series thereof shall not operate to dissolve the Trust or any such Series, nor entitle the representative of any deceased, incapacitated, dissolved, terminated, or bankrupt Shareholder to an accounting or to take any action in court or elsewhere against the Trust, the Trustees, or any such Series, but entitles such representative only to the rights of said deceased, incapacitated, dissolved, terminated, or bankrupt Shareholder under this Declaration of Trust, the Bylaws and applicable law. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust, shall have any power to bind personally any Shareholder nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder personally, at any time may agree to pay at any time. Each Share, when issued on the terms determined by the Board of Trustees, shall be fully paid and nonassessable. As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the DGCL.

Section 5.  Tax Status; Partnership Provisions.

  (a)  Power to Make Tax Status Election. The Board of Trustees shall have the power, in its discretion, to make an initial entity classification election, and to change any such entity classification election, of the Trust and any Series for U.S. federal income tax purposes as may be permitted or required under the Code, without the vote or consent of any Shareholder. In furtherance thereof, the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, is authorized (but not required) to make and sign any such entity classification election on Form 8832, Entity Classification Election (or successor form thereto), on behalf of the Trust or any Series, sign the consent statement contained therein on behalf of all of the Shareholders thereof, and file the same with the U.S. Internal Revenue Service.

  (b)  Series Established as a Partnership. In accordance with Section 5(a) and Section 6 of this Article III, the resolution, as may be amended, establishing or changing the classification of a Series as a Partnership for U.S. federal income tax purposes may provide, among other things, that notwithstanding anything in this Declaration of Trust to the contrary (i) Book Capital Accounts (as defined in any resolution establishing and designating such Series) are to be determined and maintained for each Shareholder in accordance with Section 704(b) of the Code (and any successor provision thereto); (ii) upon liquidation of a Series (or any Shareholder's interest therein), liquidating distributions shall be made in accordance with the positive Book Capital Account balances of the Shareholders; and, (iii) if any Shareholder in such Series has a deficit balance in his Book Capital Account following the liquidation of his interest in the Series, such Shareholder is unconditionally required to restore the amount of such deficit balance to the Series, or in lieu thereof, the resolution establishing the Series contain a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

Section 6.  Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees to establish and designate any further Series or Classes, to classify or reclassify all or any part of the issued Shares of any Series to make them part of an existing or newly created Class or to amend rights and preferences of any new or existing Series or Class, including the Series and Classes, if any, listed on Appendix A hereto, all without Shareholder approval, the Trustees hereby establish and designate fourteen (14) separate Series of Shares (and any designated Classes thereof, if any) as listed on Appendix A to this Declaration of Trust, which may be amended or supplemented from time to time hereafter. The establishment and designation of any additional Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Board of Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the DSTA, for rights, powers, and duties of such Series or Class (including variations in the relative rights and preferences as between the different

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Series and Classes), thereof or of the Trust as the Board of Trustees may determine from time to time, which rights, powers and duties may be senior or subordinate to any existing Series or Class. Such resolution may establish such Series or Classes directly in such resolution or by reference to, or approval of, another document that sets forth such Series or Classes, including without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. Each such resolution shall be incorporated herein upon adoption, and the resolutions that have been adopted prior to                      , 2009 regarding the establishment and designation of Series and/or Classes of Shares of the Trust pursuant to the applicable provisions of the Original Declaration of Trust, and any amendments or modifications to such resolutions through the date hereof, are hereby incorporated herein as of the date of their adoption. Any such resolution may be amended by a further resolution of a majority of the Board of Trustees, and if Shareholder approval would be required to make such an amendment to the language set forth in this Declaration of Trust, such further resolution shall require the same Shareholder approval that would be necessary to make such amendment to the language set forth in this Declaration of Trust. Each such further resolution shall be incorporated herein by reference upon adoption.

Each Series shall be separate and distinct from any other Series, separate and distinct records on the books of the Trust shall be maintained for each Series, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series. Each Class of the Trust shall be separate and distinct from any other Class of the Trust. Each Class of a Series shall be separate and distinct from any other Class of the Series. As appropriate, in a manner determined by the Board of Trustees, the liabilities belonging to any such Class shall be held and accounted for separately from the liabilities of the Trust, the Series, or any other Class, and separate and distinct records on the books of the Trust for the Class shall be maintained for this purpose. Subject to Article II hereof, each such Series shall operate as a separate and distinct investment medium, with separately defined investment objectives and policies.

Shares of each Series (and Class where applicable) established and designated pursuant to this Section 6 or the corresponding provisions of the Original Declaration of Trust shall have the following rights, powers, and duties, unless otherwise provided to the extent permitted by the DSTA, in the resolution establishing and designating such Series or Class:

  (a)  Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, shall allocate such General Assets to, between, or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

  (b)  Liabilities Held with Respect to a Particular Series or Class. The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves, and expenses of the Trust incurred, contracted for, or otherwise existing with respect to such Series. Such liabilities, debts, obligations, costs, charges, reserves, and expenses incurred, contracted for, or otherwise existing with respect to a particular Series are herein referred to as "liabilities held with respect to" that Series. Any liabilities, debts, obligations, costs, charges, reserves, and expenses of the Trust that are not identifiable readily as being liabilities held with respect to any particular Series (collectively "General Liabilities") shall be allocated by the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. Each allocation of liabilities, debts, obligations, costs, charges, reserves, and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all

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purposes. All Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants, and contract providers, each creditor, claimant, and contract provider shall be deemed nevertheless to have agreed impliedly to such limitation.

Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to the Original Declaration of Trust, or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally, and none of the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series. Notice of this limitation on liabilities between and among Series has been set forth in the Certificate of Trust filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and having given such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) are applicable to the Trust and each Series.

Liabilities, debts, obligations, costs, charges, reserves, and expenses related to the distribution of and other identified expenses that properly should or may be allocated to the Shares of a particular Class may be charged to and borne solely by such Class. The bearing of expenses solely by a particular Class of Shares may be reflected appropriately (in a manner determined by the Board of Trustees) and may affect the net asset value attributable to, and the dividend, redemption, and liquidation rights of, such Class. Each allocation of liabilities, debts, obligations, costs, charges, reserves, and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes. All Persons who have extended credit that has been allocated to a particular Class, or who have a claim or contract that has been allocated to any particular Class, shall look, and may be required by contract to look, exclusively to that particular Class for payment of such credit, claim, or contract.

  (c)  Dividends, Distributions, and Redemptions. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI hereof, no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders. In addition, the Board of Trustees may delegate to a committee of the Board of Trustees or an officer of the Trust, the authority to fix the amount and other terms of any dividend or distribution, including without limitation, the power to fix the declaration date of the dividend or distribution.

  (d)  Voting. All Shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between the Shares of the separate Series, if any, or separate Classes, if any; provided that (i) with respect to any matter that affects only the interests of some but not all Series, then only the Shares of such affected Series, voting separately, shall be entitled to vote on the matter; (ii) with respect to any matter that affects only the interests of some but not all Classes, then only the Shares of such affected Classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting, by Series or by Class, then the Shares of the Trust shall vote as prescribed in such law or regulation.

  (e)  Equality. Each Share of the Trust shall be equal to each other Share of the Trust (subject to the rights and preferences with respect to separate Series or Classes of the Trust).

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  (f)  Fractions. A fractional Share of the Trust shall carry proportionately all the rights and obligations of a whole Share of the Trust, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares, and dissolution of the Trust.

  (g)  Exchange Privilege. The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act.

  (h)  Combination of Series or Classes.

    (i)  The Board of Trustees shall have the authority, without the approval, vote, or consent of the Shareholders of any Series, unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series, provided that, upon completion of such combination of Series, the interest of each Shareholder in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined.

    (ii)  The Board of Trustees shall have the authority, without the approval, vote, or consent of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine, merge, or otherwise consolidate the Shares of two or more Classes of Shares of a Series with and/or into a single Class of Shares of such Series, with such designation, preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other characteristics as the Trustees may determine; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any such transaction.

    (iii)  The transactions in (i) and (ii) above may be effected through share-for-share exchanges, transfers, or sales of assets, Shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

  (i)  Dissolution or Termination. Any particular Series shall be dissolved upon the occurrence of the applicable dissolution events set forth in Article VIII, Section 1 hereof. Upon dissolution of a particular Series, the Trustees shall wind up the affairs of such Series in accordance with Article VIII, Section 1 hereof, and thereafter rescind the establishment and designation thereof. The Board of Trustees shall terminate any particular Class and rescind the establishment and designation thereof: (i) upon approval by a majority of votes cast at a meeting of the Shareholders of such Class, provided a quorum of Shareholders of such Class is present, or by action of the Shareholders of such Class by written consent without a meeting pursuant to Article V, Section 3; or (ii) at the discretion of the Board of Trustees, either (A) at any time there are no Shares outstanding of such Class, or (B) upon prior written notice to the Shareholders of such Class; provided, however, that upon the rescission of the establishment and designation of any particular Series, every Class of such Series thereby shall be terminated and its establishment and designation rescinded. Each resolution of the Board of Trustees pursuant to this Section 6(i) shall be incorporated herein by reference upon adoption.

Section 7.  Indemnification of Shareholders. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations, or affairs of the Trust. If any Shareholder or former Shareholder shall be exposed to liability, charged with liability, or held personally liable for any obligations or liability of the Trust, by reason of a claim or demand relating exclusively to his, her or it being or having been a Shareholder and not because of such Shareholder's actions or omissions, such Shareholder or former Shareholder (or in the case of a natural Person, his or her heirs, executors, administrators, or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series thereof, as the case may be, against all loss and expense, including, without limitation, attorneys' fees arising from such claim or demand; provided, however, such indemnity shall not cover (i) any taxes due or paid by reason of such Shareholder's ownership of any Shares, and (ii) expenses charged to a Shareholder pursuant to Article IV, Section 5 hereof.

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ARTICLE IV

THE BOARD OF TRUSTEES

Section 1.  Number, Election, Term, Removal and Resignation.

  (a)  In accordance with Section 3801 of the DSTA, each Trustee shall become a Trustee and be bound by this Declaration of Trust and the Bylaws when such Person signs this Declaration of Trust as a Trustee and/or is duly elected or appointed, qualified, and serving on the Board of Trustees in accordance with the provisions hereof and the Bylaws, so long as such signatory or other Person continues in office in accordance with the terms hereof.

  (b)  The number of Trustees constituting the entire Board of Trustees shall initially be equal to the number of Persons signing this Declaration of Trust as of the date first written above and, thereafter, may be fixed, from time to time, by the vote of a majority of the then Board of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

  (c)  Each Trustee shall hold office for the lifetime of the Trust or until such Trustee's earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

  (d)  Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose.

  (e)  Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

Section 2.  Trustee Action by Written Consent Without a Meeting. To the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board of Trustees or any committee thereof, as the case may be, were present and voted. Written consents of the Trustees may be executed in one or more counterparts. A consent transmitted by electronic transmission (as defined in Section 3806 of the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records.

Section 3.  Powers; Other Business Interests; Quorum and Required Vote.

  (a)  Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust (including every Series thereof) shall be managed by or under the direction of the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the operation and administration of the Trust (including every Series thereof). The Board of Trustees shall not be bound or limited by present or future laws or customs with regard to investments by trustees or fiduciaries, but, subject to the other provisions of this Declaration of Trust and the Bylaws, shall have full authority and absolute power and control over the assets and the business of the Trust (including every Series thereof) to the same extent as if the Board of Trustees was the sole owner of such assets and business in its own right, including such authority, power, and control to do all acts and things as the Board of Trustees, in its sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Board of Trustees, subject to the requisite vote for such actions as set forth in this Declaration of Trust and the Bylaws, may: (i) adopt Bylaws not inconsistent with applicable law or this Declaration of Trust; (ii) amend, restate, and repeal such Bylaws, subject to and in accordance with the provisions of such Bylaws; (iii) remove Trustees and fill vacancies on the Board of Trustees in accordance with this Declaration of Trust and the Bylaws; (iv) elect and remove such officers and appoint and terminate such agents as the Board of Trustees considers appropriate, in accordance with this Declaration of Trust and the Bylaws; (v) establish and terminate one or more committees of the Board of Trustees pursuant to the Bylaws; (vi) place Trust Property in custody as required by the 1940 Act, employ one or more custodians of the Trust Property, and authorize such custodians to employ subcustodians and to place all or any part of such Trust

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Property with a custodian or a custodial system meeting the requirements of the 1940 Act; (vii) retain a transfer agent, dividend disbursing agent, shareholder servicing agent, or administrative services agent, or any number thereof, or any other service provider, as deemed appropriate; (viii) provide for the issuance and distribution of Shares or other securities or financial instruments directly or through one or more Principal Underwriters or otherwise; (ix) retain one or more Investment Adviser(s); (x) reacquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law; (xi) set record dates for the determination of Shareholders with respect to various matters in the manner provided in Article V, Section 4 of this Declaration of Trust; (xii) declare and pay dividends and distributions to Shareholders from the Trust Property in accordance with this Declaration of Trust and the Bylaws; (xiii) establish, designate, and redesignate any Series or Class of the Trust or Class of a Series, from time to time, in accordance with the provisions of Article III, Section 6 hereof; (xiv) hire personnel as staff for the Board of Trustees, or for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel at the discretion of the Board of Trustees; (xv) retain special counsel, other experts, and/or consultants for the Board of Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, and/or for one or more of the committees of the Board of Trustees, set the compensation to be paid by the Trust to such special counsel, other experts, and/or consultants, and remove one or more of such special counsel, other experts, and/or consultants at the discretion of the Board of Trustees; (xvi) engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims, or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Board of Trustees or any appropriate committee thereof, in the exercise of its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust; and (xvii) in general, delegate such authority as the Board of Trustees considers desirable to any Trustee or officer of the Trust, to any committee of the Trust, to any agent or employee of the Trust, or to any custodian, transfer, dividend disbursing or shareholder servicing agent, Principal Underwriter, Investment Adviser, or other service provider.

The powers of the Board of Trustees set forth in this Section 3(a) are without prejudice to any other powers of the Board of Trustees set forth in this Declaration of Trust and the Bylaws. Any determination as to what is in the best interests of the Trust or any Series or Class thereof and its Shareholders made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees.

The Trustees shall be subject to the same fiduciary duties to which the directors of a Delaware corporation would be subject if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation, and such modified duties shall replace any fiduciary duties to which the Trustees would otherwise be subject. Without limiting the generality of the foregoing, all actions and omissions of the Trustees shall be evaluated under the doctrine commonly referred to as the "business judgment rule," as defined and developed under Delaware law, to the same extent that the same actions or omissions of directors of a Delaware corporation in a substantially similar circumstance would be evaluated under such doctrine. Notwithstanding the foregoing, the provisions of this Declaration of Trust and the Bylaws, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of a Trustee otherwise applicable under the foregoing standard or otherwise existing at law or in equity, are agreed by each Shareholder and the Trust to replace such other duties and liabilities of such Trustee.

  (b)  Other Business Interests. The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners, or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees or any Affiliate, shareholder, officer, director, partner, or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, serve as a director, trustee or officer of, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others, without such activities or ownership being deemed to be a violation of a duty of loyalty. None of the Trust, any Series thereof, or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.

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  (c)  Quorum and Required Vote. At all meetings of the Board of Trustees, a majority of the Board of Trustees then in office shall be present in person in order to constitute a quorum for the transaction of business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the departure of Trustees from the meeting, if any action taken is approved by at least a majority of the required quorum for that meeting. Subject to Article III, Sections 1 and 6 of the Bylaws, and except as otherwise provided herein or required by applicable law, the vote of not less than a majority of the Trustees present at a meeting at which a quorum is present shall be the act of the Board of Trustees. Trustees may not vote by proxy.

Section 4.  Payment of Expenses by the Trust. Subject to the provisions of Article III, Section 6 hereof, an officer of the Trust authorized by the Board of Trustees shall pay or cause to be paid out of the principal or income of the Trust or any particular Series or Class thereof, or partly out of the principal and partly out of the income of the Trust or any particular Series or Class thereof, and charge or allocate the same to, between, or among such one or more of the Series or Classes that may be established or designated pursuant to Article III, Section 6 hereof, as such officer deems fair, all expenses, fees, charges, taxes, and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or Class thereof, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses, fees, charges, taxes, and liabilities associated with the services of the Trust's officers, employees, Investment Adviser(s), Principal Underwriter, auditors, counsel, custodian, subcustodian, transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors, and such other expenses, fees, charges, taxes, and liabilities as the Board of Trustees may deem necessary or proper to incur.

Section 5.  Payment of Expenses by Shareholders. The Board of Trustees shall have the power, as frequently as it may determine, to cause any Shareholder to pay directly, in advance or arrears, an amount fixed, from time to time, by the Board of Trustees or an officer of the Trust for charges of the Trust's custodian or transfer, dividend disbursing, shareholder servicing, or similar agent that are not customarily charged generally to the Trust, a Series, or a Class, where such services are provided to such Shareholder individually, rather than to all Shareholders collectively, including, without limitation, by setting off such amount due from such Shareholder from the amount of (i) declared but unpaid dividends or distributions owed such Shareholder, or (ii) proceeds from the redemption by the Trust of Shares from such Shareholder pursuant to Article VI hereof.

Section 6.  Ownership of Trust Property. Legal title to all of the Trust Property shall at all times be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

Section 7.  Service Contracts.

  (a)  Subject to this Declaration of Trust, the Bylaws, and the 1940 Act, the Board of Trustees, at any time and from time to time, may contract for exclusive or nonexclusive investment advisory or investment management services for the Trust or for any Series thereof with any corporation, trust, association, or other organization, including any Affiliate, and any such contract may contain such other terms as the Board of Trustees may determine, including, without limitation, delegation of authority to the Investment Adviser to determine, from time to time, without prior consultation with the Board of Trustees, what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion if any of the Trust Property shall be held uninvested, and to make changes in the Trust's or a particular Series' investments, or to engage in such other activities, including administrative services, as may be delegated specifically to such party.

  (b)  The Board of Trustees also, at any time and from time to time, may contract with any Person, including any Affiliate, appointing it or them as the exclusive or nonexclusive placement agent, distributor, or Principal Underwriter for the Shares of the Trust or one or more of the Series or Classes thereof, or for other securities or financial instruments to be issued by the Trust, or appointing it or them to act as the administrator, fund accountant, or accounting agent, custodian, transfer agent, dividend disbursing agent, and/or shareholder servicing agent for the Trust or one or more of the Series or Classes thereof.

  (c)  The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons, including any Affiliates, to provide such other services to the Trust or one or more of its Series as the Board of Trustees determines to be in the best interests of the Trust, such Series, and its Shareholders.

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  (d)  None of the following facts or circumstances shall affect the validity of any of the contracts provided for in this Article IV, Section 7, or disqualify any Shareholder, Trustee, employee, or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust, any Series thereof, or the Shareholders, provided that the establishment and performance of each such contract is permissible under the 1940 Act, and provided further that such Person is authorized to vote upon such contract under the 1940 Act:

  (i)  the fact that any of the Shareholders, Trustees, employees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Investment Adviser, placement agent, Principal Underwriter, distributor, or Affiliate or agent of or for any Person, or for any parent or Affiliate of any Person, with which any type of service contract provided for in this Article IV, Section 7 may have been or may be made hereafter, or that any such Person, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or

  (ii)  the fact that any Person with which any type of service contract provided for in this Article IV, Section 7 may have been or may be made hereafter also has such a service contract with one or more other Persons, or has other business or interests.

  (e)  Every contract referred to in this Section 7 is required to comply with this Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any stipulation by resolution of the Board of Trustees.

ARTICLE V

SHAREHOLDERS' VOTING POWERS AND MEETINGS

Section 1.  Voting Powers. Subject to the provisions of Article III, Section 6 hereof, the Shareholders shall have the power to vote only (i) on such matters required by this Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any registration statement of the Trust filed with the Commission, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. Subject to Article III hereof, each Shareholder of record (as of the record date established pursuant to Section 4 of this Article V) shall be entitled to one vote for each full Share and a fractional vote for each fractional Share held by such Shareholder. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Section 2.  Quorum and Required Vote.

  (a)  Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at such Shareholders' meeting, except when a larger quorum is required by this Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by this Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.

  (b)  Subject to the provisions of Article III, Section 6(d), when a quorum is present at any meeting, a majority of the votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by applicable law. Pursuant to Article III, Section 6(d) hereof, where a separate vote by Series and, if applicable by Class, is required, the preceding sentence shall apply to such separate votes by Series and Classes.

  (c)  Abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting; abstentions and broker non-votes will not be treated as votes cast at such Shareholders' meeting. Abstentions and broker non-votes, therefore, (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval or on proposals requiring an affirmative vote of a majority of votes cast for approval.

Section 3.  Shareholder Action by Written Consent Without a Meeting. Any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion thereof as shall be required by law, this Declaration of Trust, or the Bylaws for approval

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of such action) and is or are received by the secretary of the Trust either: (i) by the date set by resolution of the Board of Trustees for the Shareholders' vote on such action; or (ii) if no date is set by resolution of the Board, within thirty (30) days after the record date for such action as determined by reference to Article V, Section 4(b) hereof. The written consent for any such action may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the secretary of the Trust either: (i) before the date set by resolution of the Board of Trustees for the Shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within thirty (30) days after the record date for such action as determined by reference to Article V, Section 4(b) hereof.

Section 4.  Record Dates.

  (a)  For purposes of determining the Shareholders entitled to notice of and to vote at any meeting of Shareholders, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Trustees may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than sixty (60) days from the date set for the original meeting. For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than thirty (30) days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

  (b)  If the Board of Trustees does not so fix a record date:

  (i)  the record date for determining Shareholders entitled to notice of and to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and/or

  (ii)  the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting of Shareholders (A) when no prior action by the Board of Trustees has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (B) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

  (c)  For the purpose of determining the Shareholders of the Trust or any Series or Class thereof who are entitled to receive payment of any dividend or of any other distribution of assets of the Trust or any Series or Class thereof (other than in connection with a dissolution of the Trust or a Series, a merger, consolidation, conversion, sale of all or substantially all of its assets, or any other transaction, in each case that is governed by Article VIII of this Declaration of Trust), the Board of Trustees may:

  (i)  from time to time, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days before the date for the payment of such dividend and/or such other distribution;

  (ii)  adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or

  (iii)  delegate to an officer or officers of the Trust the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution.

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Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or Classes.

Section 5.  Additional Provisions. The Bylaws may include further provisions for Shareholders' votes, meetings, and related matters.

ARTICLE VI

NET ASSET VALUE; DISTRIBUTIONS;

REDEMPTIONS; TRANSFERS

Section 1.  Determination of Net Asset Value, Net Income, and Distributions.

  (a)  Subject to Article III, Section 6 hereof and any applicable requirement or limitation of the 1940 Act, the Board of Trustees shall have the power to determine, from time to time, the offering price for authorized but unissued Shares of the Trust, or any Series or Class thereof, as applicable, which shall yield to the Trust or the applicable Series or Class not less than the net asset value thereof, in addition to any amount of applicable sales charge to be paid to the Principal Underwriter or the selling broker or dealer in connection with the sale of such Shares, at which price such Shares shall be offered for sale.

  (b)  Subject to Article III, Section 6 hereof, the Board of Trustees, subject to the 1940 Act, may prescribe and shall set forth in the Bylaws, this Declaration of Trust, or in a resolution of the Board of Trustees such bases and time for determining the net asset value per Share of the Trust, or any Series or Class thereof, or net income attributable to the Shares of the Trust, or any Series or Class thereof, or the declaration and payment of dividends and distributions on the Shares of the Trust, or any Series or Class thereof, as the Board of Trustees may deem necessary or desirable, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between such Classes to such extent and for such purposes as the Trustees may deem appropriate. Any resolution may set forth such information directly in such resolution or by reference to, or approval of, another document that sets forth such information, including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Board of Trustees may delegate the power or duty to determine net asset value per Share of the Trust or any Series or Class thereof or the net income attributable to the Shares of the Trust or any Series or Class thereof to one or more Trustees or officers of the Trust or to a custodian, depositary or other agent appointed for such purpose.

  (c)  The Shareholders of the Trust, or any Series or Class if any, shall be entitled to receive dividends and distributions when, if, and as declared by the Board of Trustees with respect thereto, provided that with respect to Classes such dividends and distributions shall comply with the 1940 Act. The right of Shareholders to receive dividends or other distributions on Shares of any Class may be set forth in a plan adopted by the Board of Trustees and amended, from time to time, pursuant to the 1940 Act. No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII, Section 1 hereof; provided, however, that

  (i)  if the Shares of the Trust are divided into Series thereof, no Share of a particular Series shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series made pursuant to Article VIII, Section 1 hereof;

  (ii)  if the Shares of the Trust are divided into Classes thereof, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII, Section 1 hereof; and

  (iii)  if the Shares of a Series are divided into Classes thereof, no Share of a particular Class of such Series shall have any priority or preference over any other Share of the same Class of such Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of such Series made pursuant to Article VIII, Section 1 hereof.

All dividends and distributions shall be made ratably among all Shareholders of the Trust, a particular Class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series, or such Class, respectively, according to the number of Shares of the Trust, such Series, or

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such Class held of record by such Shareholders on the record date for any dividend or distribution; provided, however, that

  (i)  if the Shares of the Trust are divided into Series thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to such Series shall be distributed to each Series thereof according to the net asset value computed for such Series, and within such particular Series, shall be distributed ratably to the Shareholders of such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution; and

  (ii)  if the Shares of the Trust or of a Series are divided into Classes thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to the Trust or such Series shall be distributed to each Class thereof according to the net asset value computed for such Class, and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution.

Dividends and distributions may be paid in cash, in kind, or in Shares.

  (d)  Before payment of any dividend or distribution, there may be set aside out of any funds of the Trust, or the applicable Series thereof, available for dividends or distributions such sum or sums as the Board of Trustees, from time to time, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for equalizing dividends or distributions, or for repairing or maintaining any property of the Trust, or any Series thereof, or for such other lawful purpose as the Board of Trustees shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board of Trustees may abolish any such reserve in the manner in which the reserve was created.

Section 2.  Redemptions at the Option of a Shareholder. Unless otherwise provided in the prospectus of the Trust relating to the Shares, as such prospectus may be amended, from time to time:

  (a)  The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer, together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board of Trustees may authorize, from time to time. If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

  (b)  The Trust shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load) in accordance with this Declaration of Trust, the Bylaws, the 1940 Act, and other applicable law. Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares, at the option of the Board of Trustees or such officer or officers as it may duly authorize in its complete discretion, may be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Board of Trustees or its authorized officers shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who legally cannot acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees, and costs of disposition of such securities.

  (c)  Payment by the Trust for such redemption of Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Board of Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not occur necessarily within such seven- (7) day period. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

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  (d)  The obligations of the Trust set forth in this Section 2 are subject to the provision that such obligations may be suspended or postponed by the Board of Trustees (i) during any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays; (ii) if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted; or (iii) during any National Financial Emergency. The Board of Trustees, in its discretion, may declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive).

  (e)  The right of any Shareholder of the Trust, or any Series or Class thereof, to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

Section 3.  Redemptions at the Option of the Trust. At the option of the Board of Trustees, the Trust, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board of Trustees.

Section 4.  Transfer of Shares. Shares shall be transferable in accordance with the provisions of this Declaration of Trust and the Bylaws.

ARTICLE VII

LIMITATION OF LIABILITY
AND INDEMNIFICATION OF AGENT

Section 1.  Limitation of Liability.

  (a)  For the purpose of this Article, "Agent" means any Person who is or was a Trustee, officer, employee, or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee, or other agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise; "Proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, arbitral, or investigative; and "Expenses" include, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article.

  (b)  An Agent shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else.

  (c)  Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

  (d)  No Agent, when acting in its respective capacity as such, shall be liable personally to any Person, other than the Trust or a Shareholder, to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission, or obligation of the Trust or any Trustee thereof.

  (e)  Each Trustee, officer, and employee of the Trust shall be justified fully and completely in the performance of his or her duties, and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees, or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers, or other experts or consultants reasonably believed by such Trustee, officer or employee of the Trust to be within such Person's professional or expert competence, regardless of whether such counsel or expert may also be a Trustee. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the Bylaws, applicable law, and their respective duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice, records, and/or reports, and no inference concerning liability shall arise from a failure to follow such advice, records, and/or reports. The officers and Trustees shall not be required to give any bond hereunder nor any surety if a bond is required by applicable law.

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  (f)  The failure to make timely collection of dividends or interest, or to take timely action with respect to entitlements, on the Trust's securities issued in emerging countries shall not be deemed to be negligence or other fault on the part of any Agent, and no Agent shall have any liability for such failure or for any loss or damage resulting from the imposition by any government of exchange control restrictions that might affect the liquidity of the Trust's assets or from any war or political act of any foreign government to which such assets might be exposed, except, in the case of a Trustee or officer, for liability resulting from such Trustee's or officer's Disqualifying Conduct.

  (g)  The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent, whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

  (h)  No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

Section 2.  Indemnification.

  (a)  Indemnification by Trust. The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith, or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful.

  (b)  Exclusion of Indemnification. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct. In respect of any claim, issue, or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct.

  (c)  Required Approval. Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Agent was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct); or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Agent was not liable by reason of Disqualifying Conduct, by (A) the vote of a majority of a quorum of the Trustees who are not (x) Interested Persons of the Trust, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the "disinterested, non-party Trustees"), or (B) by independent legal counsel in a written opinion.

  (d)  Advancement of Expenses. Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article, provided that at least one of the following conditions for the advancement of expenses is met: (i) the Agent shall provide appropriate security for his undertaking; (ii) the Trust shall be insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification.

  (e)  Other Contractual Rights. Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

  (f)  Fiduciaries of Employee Benefit Plan. This Article does not apply to any Proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that Person's capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article. Nothing

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contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Section 3.  Insurance. To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

Section 4.  Derivative Actions. In addition to the requirements set forth in Section 3816 of the DSTA, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

  (a)  The Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this Section 4, a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as such term is defined in the DSTA).

  (b)  Unless a demand is not required under paragraph (a) of this Section 4, Shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and

  (c)  Unless a demand is not required under paragraph (a) of this Section 4, the Board of Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action.

For purposes of this Section 4, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are "independent trustees" (as such term in defined in the DSTA).

ARTICLE VIII

CERTAIN TRANSACTIONS

Section 1.  Dissolution of Trust or Series. The Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved:

  (a)  With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Shares of the Trust cast, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of the Trust, or (B) upon prior written notice to the Shareholders of the Trust; or

  (b)  With respect to a particular Series, (i) upon the vote of the holders of not less than a majority of the Shares of such Series cast, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of such Series, or (B) upon prior written notice to the Shareholders of such Series; or

  (c)  With respect to the Trust (or a particular Series), upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust (including Article VIII, Section 2) or the DSTA; or

  (d)  With respect to any Series, upon any event that causes the dissolution of the Trust.

Upon dissolution of the Trust (or a particular Series, as the case may be), the Board of Trustees (in accordance with Section 3808 of the DSTA) shall pay or make reasonable provision to pay all claims and obligations of the Trust and/or each Series (or the particular Series, as the case may be), including all contingent, conditional, or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient

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assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including, without limitation, cash, securities, or any combination thereof) held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of the Trust and/or each Series of the Trust (or the particular Series, as the case may be) ratably according to the number of Shares of the Trust and/or such Series thereof (or the particular Series, as the case may be) held of record by the several Shareholders on the date for such dissolution distribution; provided, however, that if the Shares of the Trust or a Series are divided into Classes thereof, any remaining assets (including, without limitation, cash, securities, or any combination thereof) held with respect to the Trust or such Series, as applicable, shall be distributed to each Class of the Trust or such Series according to the net asset value computed for such Class, and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by the several Shareholders on the date for such dissolution distribution. Upon the completion of the winding up of the Trust in accordance with Section 3808 of the DSTA, any one Trustee shall execute and cause to be filed a certificate of cancellation with the Office of the Secretary of State of the State of Delaware, in accordance with the provisions of Section 3810 of the DSTA.

Section 2.  Merger or Consolidation; Conversion; Reorganization.

  (a)  Merger or Consolidation. Pursuant to an agreement of merger or consolidation, the Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Section 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States, or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger or consolidation. By reference to Section 3815(f) of the DSTA, any agreement of merger or consolidation approved in accordance with this Section 2(a) may effect any amendment to this Declaration of Trust or the Bylaws or effect the adoption of a new governing instrument without a Shareholder vote, unless required by the 1940 Act or any other provision of this Declaration of Trust or the Bylaws, if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts. In order to effect any such merger or consolidation, if the Trust is the surviving or resulting statutory trust, any one Trustee shall execute and cause to be filed a certificate of merger or consolidation in accordance with Section 3815 of the DSTA.

  (b)  Conversion. The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an "other business entity" (as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware, as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 2 of this Article VIII; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion, or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of this Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of this Section 2, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of this Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of this Section 2. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a statutory conversion, Share conversion, or Share exchange, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series thereof into beneficial interests in such separate statutory trust or trusts (or series thereof).

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  (c)  Sale of Assets. The Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to sell, convey, and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets") to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation, or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares, or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance, and transfer either (i) being made subject to or with the assumption by the transferee of the liabilities associated with the Trust or the liabilities associated with the Series, the assets of which are so transferred, as applicable, or (ii) not being made subject to or not with the assumption of such liabilities. Any such sale, conveyance, and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any sale of such Series' assets. Following such sale of Trust assets, if all or substantially all of the assets of the Trust have been so sold, conveyed, and transferred, the Trust shall be dissolved. Following a sale of such Series' assets, if all or substantially all of the assets of such Series have been so sold, conveyed, and transferred, such Series and the Classes thereof shall be dissolved. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance, and transfer, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust into beneficial interests in such separate statutory trust or trusts.

Section 3.  Master Feeder Structure. If permitted by the 1940 Act, the Board of Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master feeder structure (a structure in which a feeder fund invests all of its assets in a master fund rather than making investments in securities directly) and thereby cause existing Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.

Section 4.  Absence of Appraisal or Dissenters' Rights. No Shareholder shall be entitled, as a matter of right, to appraisal rights or to any other relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any Series or any Class thereof.

ARTICLE IX

AMENDMENTS

Section 1.  Amendments Generally. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by this Declaration of Trust or the 1940 Act, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 hereof and Article V hereof. Any such restatement hereof and/or amendment hereto shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one Trustee and shall be effective immediately upon its filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

ARTICLE X

MISCELLANEOUS

Section 1.  References; Headings; Counterparts. In this Declaration of Trust and in any restatement hereof and/or amendment hereto, references to this instrument, and all expressions of similar effect to "herein," "hereof," and "hereunder" shall be deemed to refer to this instrument as so restated and/or amended. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction, or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural, and the neuter, masculine, and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA, the Code, or the 1940 Act shall refer to such sections as amended, from time to time, or any successor sections thereof. This Declaration of Trust may be executed in any

F-1(25)

number of counterparts, each of which shall be deemed an original. To the extent permitted by the 1940 Act, (a) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the Bylaws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (b) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the Bylaws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (a) or (b), otherwise expressly provided herein or in the Bylaws or determined by the Board of Trustees. The terms "include," "includes" and "including" and any comparable terms shall be deemed to mean "including, without limitation."

Section 2.  Applicable Law. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code; provided, that, all matters relating to or in connection with the conduct of Shareholders' and Trustees' meetings (excluding, however, the Shareholders' right to vote), including, without limitation, matters relating to or in connection with record dates, notices to Shareholders or Trustees, nominations and elections of Trustees, voting by, and the validity of, Shareholder proxies, quorum requirements, meeting adjournments, meeting postponements and inspectors, which are not specifically addressed in this Declaration of Trust, in the Bylaws or in the DSTA (other than DSTA Section 3809), or as to which an ambiguity exists, shall be governed by the DGCL, and judicial interpretations thereunder, as if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation; provided, further, however, that there shall not be applicable to the Trust, the Trustees, the Shareholders or any other Person or to this Declaration of Trust or the Bylaws (a) the provisions of Sections 3533, 3540 and 3583(a) of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DSTA) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the indemnification, acts or powers of trustees or other Persons, which are inconsistent with the limitations of liabilities or authorities and powers of the Trustees or officers of the Trust set forth or referenced in this Declaration of Trust or the Bylaws. The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a statutory trust.

Section 3.  Provisions in Conflict with Law or Regulations.

  (a)  The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

  (b)  If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

Section 4.  Statutory Trust Only. It is the intention of the Trustees to create hereby a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between the Trustees and each Shareholder, respectively. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association except as specifically provided for U.S. federal income tax purposes pursuant to Article III, Section 5(a) and Section 6 herein or by resolution of the Board of Trustees.

F-1(26)

Section 5.  Use of the Name "DFA." The Board of Trustees expressly agrees and acknowledges that the name "DFA" is the sole property of Dimensional Fund Advisors LP ("DFALP"). DFALP has granted to the Trust a non-exclusive license to use such name as part of the name of the Trust now and in the future. The Board of Trustees further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by DFALP if the Trust ceases to use DFALP or one of its Affiliates as Investment Adviser or to use other Affiliates or successors of DFALP for such purposes. In such event, the nonexclusive license may be revoked by DFALP and the Trust shall cease using the name "DFA," or any name misleadingly implying a continuing relationship between the Trust and DFALP or any of its Affiliates, as part of its name unless otherwise consented to by DFALP or any successor to its interests in such names.

The Board of Trustees further understands and agrees that so long as DFALP and/or any future advisory Affiliate of DFALP shall continue to serve as the Trust's Investment Adviser, other registered open- or closed-end investment companies ("funds") as may be sponsored or advised by DFALP or its Affiliates shall have the right permanently to adopt and to use the name "DFA" in their names and in the names of any series or Class of shares of such funds.

IN WITNESS WHEREOF, the Trustees of The DFA Investment Trust Company named below do hereby make and enter into this Amended and Restated Agreement and Declaration of Trust as of the date first written above.

David G. Booth, Trustee	George M. Constantinides, Trustee

John P. Gould, Trustee	Roger G. Ibbotson, Trustee

Robert C. Merton, Trustee	Myron S. Scholes, Trustee

Eduardo A. Repetto, Trustee	Abbie J. Smith, Trustee

F-1(27)

APPENDIX A

The U.S. Large Company Series

The U.S. Large Cap Value Series

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Equity Series

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

The DFA One-Year Fixed Income Series

The DFA Two-Year Global Fixed Income Series

As of _____, 2009

A-1

EXHIBIT F-2

COMPARISON OF THE NEW DECLARATION AND THE CURRENT DECLARATION
OF TRUST OF DFAITC

A Comparison for The DFA Investment Trust Company (the "Trust") of:

The Trust's Agreement and Declaration of Trust (the "Current Declaration") With The Proposed Amended and Restated Agreement and Declaration of Trust (the "New Declaration")

The New Declaration	The Current Declaration
Designation of Ownership Shares or Interests

The New Declaration provides that the beneficial interest in the Trust is divided into Shares, each Share without par value. The number of Shares in the Trust authorized, and of each Series and Class as may be established, from time to time, is unlimited. (Art. III, Sec. 1(a))
(Similar to Current Declaration except that the New Declaration provides for no par value.)	The Current Declaration provides that the beneficial interest in the Trust is divided into an unlimited number of Shares, with a par value of $0.01 per Share, provided that the Shares of Series that are established by the Trustees to be taxable as separate partnerships for federal income tax purposes shall have no par value. (Art. III, Sec. 1)

"Shares" mean the transferable shares into which the beneficial interest in the Trust have been or shall be divided, from time to time, and include fractional and whole shares; "Shareholder" means a record owner of Shares. (Art. I, Sec. 4(s),(t))
(Similar to Current Declaration)	"Shares" means the shares of beneficial interest into which the beneficial interest in the Trust is divided from time to time and includes fractions of Shares as well as whole Shares; "Holder" means a record owner of outstanding Shares. (Art. I, Sec. 2(d), (e))

Series and Classes

The New Declaration states that the Board of Trustees (the "Board") may establish, designate and redesignate any Series or Class of the Trust or of a Series, from time to time, in accordance with the provisions of Art. III, Sec. 6 (Establishment and Designation of Series and Classes). (Art. IV, Sec. 3(a)(13))
(Similar to Current Declaration)	The Current Declaration states that the Trustees may establish from time to time, in accordance with the provisions of Art. III, Sec. 6 (Establishment and Designation of Shares), any Series of Shares, each such Series to operate as a separate and distinct investment medium and with distinct investment purpose. (Art. IV, Sec. 3)

The Board may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series of Shares into separate Classes of Shares in accordance with the 1940 Act. (Art. III, Sec. 1(a))
(Similar to Current Declaration)	The Trustees may authorize the division of Shares into separate Series and the division of Series into separate classes of Shares. The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees. If only one Series shall be established, the Shares shall have the rights and preferences provided for in this Section and in Art. III, Sec. 6 to the extent relevant and not otherwise provided for therein. (Art. III, Sec. 1)

The fact that the Trust has one or more established and designated Classes (or Series) of the Trust shall not limit the authority of the Board to establish and designate additional Classes (or Series) of the Trust. (Art. III, Sec. 1(a)(i-ii))
(New Provision that clarifies current Board authority)

F-2(1)

The New Declaration	The Current Declaration
Subject to any requirements or limits of the 1940 Act, the Board has the power to issue authorized but unissued Shares of the Trust, or any Series and Class, from time to time, for such consideration paid wholly or partly in cash, securities or other property, as may be determined, from time to time, by the Board. The Board, on behalf of the Trust, may acquire and hold as treasury shares, reissue for such consideration and on such terms as the Board may determine, or cancel, at its discretion, from time to time, any Shares reacquired by the Trust. The Board may classify or reclassify any unissued Shares, or any Shares of the Trust or any Series or Class, which were previously issued and are reacquired, into one or more Series or Classes that may be established and designated, from time to time. Notwithstanding the foregoing, the Trust and any Series may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares. (Art. III, Sec. 1(b))
(The New Declaration clarifies the Board's ability to issue Shares for different types of consideration and to fully deal in the Trust's Shares.)

The Board, from time to time, may divide or combine the Shares of the Trust, or any particular Series, into a greater or lesser number of Shares of the Trust or that Series, respectively. Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be. (Art. III, Sec. 1(c))
(Similar to Current Declaration except that it excludes reference to "materially affecting the rights" of other Series.)	The Trustees may from time to time divide or combine the Shares of a Series into a greater or lesser number of Shares of such Series without thereby materially changing the proportionate beneficial interest of such Shares in the assets held with respect to that Series or materially affecting the rights of Shares of any other Series. (Art. III, Sec. 1)

The New Declaration provides that the establishment and designation of any Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the Delaware Statutory Trust Act ("DSTA"), for rights, powers and duties of such Series or Class (including variations in the relative rights and preferences as between the different Series and Classes), thereof or of the Trust as the Board of Trustees may determine from time to time, which rights, powers and duties may be senior or subordinate to any existing Series or Class. (Art. III, Sec. 6)
(Similar to Current Declaration)	The Current Declaration provides that the establishment and designation of any Series of Shares shall be effective upon the adoption by a majority of the Trustees, of a resolution which sets forth such establishment and designation and the relative rights and preferences of such Series. (Art. III, Sec. 6)

F-2(2)

The New Declaration	The Current Declaration
Any particular Series shall be dissolved upon the occurrence of the applicable dissolution events set forth in Art. VIII, Sec. 1 (Dissolution of Trust or Series). The Board shall terminate any particular Class and rescind the establishment and designation: (i) upon approval by a majority of votes cast at a meeting of the Shareholders of such Class, provided a quorum of Shareholders of such Class is present, or by action of the Shareholders of such Class by written consent without a meeting; or (ii) at the discretion of the Board, either (A) at any time there are no Shares outstanding of such Class, or (B) upon prior written notice to the Shareholders of such Class; provided, however, that upon the rescission of the establishment and designation of any particular Series, every Class of such Series thereby shall be terminated and its establishment and designation rescinded. (Art. III, Sec. 6(i))
(The New Declaration clarifies how a Class may be terminated and gives the Board the ability to terminate a particular Class of Shares without shareholder approval.)	At any time that there are no Shares outstanding of a Series, the Trustees may abolish such Series. (Art. III, Sec. 6(i))

The Trustees have the authority to provide that upon the bankruptcy or insolvency of a Holder or in the case of the redemption of the entire interest of a Holder in a Series, that such Series will be terminated unless a majority in interest of the remaining Holders in the Series approve the continuing existence of the Series. (Art. III, Sec. 6(k))
(No similar provision in the New Declaration)

Assets and Liabilities  Assets and Liabilities

The New Declaration provides that each Series of the Trust is separate and distinct from any other Series of the Trust and separate and distinct records on the books of the Trust must be maintained for each Series. Each Class of the Trust shall be separate and distinct from any other Class of the Trust, and each Class of a Series shall be separate and distinct from any other Class of the Series. (Art. III, Sec. 6)
(New provision)

The New Declaration provides that the Board has the authority, without the approval, vote or consent of the Shareholders of any Series, unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series, provided that, upon completion of such combination of Series, the interest of each Shareholder in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined. (Art. III, Sec. 6(h))
(Similar to Current Declaration)	The Current Declaration provides that the Trustees have the authority, without the approval of the Holders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series. (Art. III, Sec. 6(h))

F-2(3)

The New Declaration	The Current Declaration
The New Declaration provides that all consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds from whatever source derived, are irrevocably held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and are to be so recorded upon the books of account of the Trust. (Art. III, Sec. 6(a))
(Similar to Current Declaration)	The Current Declaration provides that all consideration received by the Trust for the issue or sale of Shares of a Series, including dividends and distributions paid by, and reinvested in, such Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds from whatever source derived, are irrevocably held with respect to that Series for all purposes, subject only to the rights of creditors, and are to be so recorded upon the books of account of the Trust. (Art. III, Sec. 6(a))

The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust incurred, contracted for or otherwise existing with respect to such Series. Such liabilities, debts, obligations, costs, charges, reserves and expenses incurred, contracted for or otherwise existing with respect to a particular Series are herein referred to as "liabilities held with respect to" that Series. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board shall be conclusive and binding upon the Shareholders of all Series for all purposes. (Art. III, Sec. 6(b))
(Similar to Current Declaration)	The assets of the Trust held with respect to each Series shall be charged with the liabilities of the Trust with respect to such Series and all expenses, costs, charges and reserves attributable to such Series. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as "liabilities held with respect to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes in absence of manifest error. (Art. III, Sec. 6(b))

In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board, or an appropriate officer as determined by the Board, shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. (Art. III, Sec. 6(a))
(Similar to Current Declaration)	In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. (Art. III, Sec. 6(a))

The New Declaration further provides that all Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider shall be deemed nevertheless to have agreed impliedly to such limitation. (Art. III, Sec. 6(b))
(Similar to Current Declaration)	The Current Declaration further provides that all Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to a Series, shall look exclusively to the assets held with respect to such Series for payment of such credit, claim, or contract. In the absence of an express agreement so limiting the claims of such creditors, claimants and contracting parties, each creditor, claimant and contracting party shall be deemed nevertheless to have agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the contractual relationship. (Art. III, Sec. 6(b))

F-2(4)

The New Declaration	The Current Declaration
Any liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust that are not identifiable readily as being liabilities held with respect to any particular Series (collectively, "General Liabilities") shall be allocated by the Board, or an appropriate officer as determined by the Board, to, and among, any one or more of the Series in such manner and on such basis as the Board, in their sole discretion, deem fair and equitable. (Art. III, Sec. 6(b))
(Similar to Current Declaration)	Any general liabilities of the Trust which are not readily identifiable as being held in respect of a Series shall be allocated and charged by the Trustees to and among any one or more Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. (Art. III, Sec. 6(b))

Subject to the right of the Board in their discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to this New Declaration or is hereafter authorized and existing pursuant to this New Declaration, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets held with respect to such Series. (Art. III, Sec. 6(b))
(New provision; however, it restates the limitations of liability set forth in the DSTA and in the Trust's Certificate of Trust.)

Series Established as a Partnership

The New Declaration provides that the Board shall have the power, in its discretion, to make such elections as to the tax status of the Trust and any Series as may be permitted or required under the Internal Revenue Code of 1986, as amended (the "Code"), without the vote of any Shareholder. (Art. III, Sec. 5(a))
(The New Declaration specifically grants broad authority to the Board to elect the tax status of any Series, including an election to be taxed as a partnership.)	The Current Declaration provides that the Trustees shall have the authority to create Series intended to be classified as a Partnership for federal income tax purposes.

Dividends and Distributions

The New Declaration provides that the Board may declare and pay dividends and distributions to Shareholders from the Trust Property in accordance with this New Declaration and the proposed amended and restated by-laws to take effect upon shareholder approval of the New Declaration (the "New Bylaws"). (Art. IV, Sec. 3(a)(12))
(Similar to Current Declaration)	The Current Declaration provides that the Trustees may declare and pay dividends and distributions to Holders of each Series from the assets of such Series. (Art. IV, Sec. 3)

F-2(5)

The New Declaration	The Current Declaration
Notwithstanding any other provisions of this New Declaration, no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Art. III, Sec. 7 (Indemnification of Shareholders) of the New Declaration, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim as a Shareholder of such other Series. The Board shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. (Art. III, Sec. 6(c))
(Similar to Current Declaration)	No dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Series with respect to, or any redemption or repurchase of, the Shares of any Series shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Holder of any Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Holder has such a right or claim hereunder as a Holder of such other Series. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Holders in absence of manifest error. (Art. III, Sec. 6(c))

The New Declaration authorizes the Board, subject to the 1940 Act, to prescribe and set forth in the New Bylaws, the New Declaration or in a resolution of the Board such bases and time for determining the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class, as the Board may deem necessary or desirable. The Board may delegate the power or duty to determine net asset value per Share of the Trust or any Series or Class thereof or the net income attributable to the Shares of the Trust or any Series or Class thereof to one or more Trustees or officers of the Trust or to a custodian, depositary or other agent appointed for such purpose. (Art. VI, Sec. 1(b))
(Similar to Current Declaration)	The Current Declaration authorizes the Trustees, in their absolute discretion, to prescribe and shall set forth in the Trust's current by-laws (the "Current By-Laws") or in a duly adopted resolution of the Trustees such bases and time for determining the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable. (Art. VI, Sec. 1)

The New Declaration provides that Shareholders of the Trust or any Series or Class, if any, shall be entitled to receive dividends and distributions when, if and as declared by the Board, provided that with respect to Classes, such dividends and distributions shall comply with the 1940 Act. The right of Shareholders to receive dividends or other distributions on Shares of any Class may be set forth in a plan adopted by the Board and amended from time to time pursuant to the 1940 Act. No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust; provided however, that if the Shares of the Trust are divided into Series (or Classes), no Share of a particular Series (or Class) shall have any priority or preference over any other Share of the same Series (or Class) with respect to dividends or distributions paid in the ordinary course of	The Current Declaration provides that Holders of the Shares of any Series shall be entitled to receive dividends and distributions, when, if and as declared with respect thereto in the manner provided in Art. VI, Sec. 1 (Determination of Distributions). No Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions of the Trust or otherwise. (Art. III, Sec. 1)

F-2(6)

The New Declaration	The Current Declaration
business or distributions upon dissolution of the Trust or of such Series; and if the Shares of the Trust (or Series) are divided into Classes, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust. (Art. VI, Sec. 1(c)(i-iv))
(Similar to Current Declaration)

All dividends and distributions shall be made ratably among all Shareholders of the Trust, a particular class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series or such Class, respectively, according to the number of Shares of the Trust, such Series or such Class held of record by such Shareholders on the record date for any dividend or distribution. (Art. VI, Sec. 1(c)(i-ii))
(Similar to Current Declaration, except clarifies distributions with respect to Classes of Shares.)	All dividends and distributions shall be made ratably among all Holders of a Series from the assets held with respect to such Series according to the number of Shares of such Series held of record by such Holders on the record date for any dividend or distribution or on the date of termination of the Trust, as the case may be. (Art. III, Sec. 1)

Dividends and distributions may be paid in cash, in kind or in Shares. Before payment of any dividend or distribution, there may be set aside out of any funds of the Trust, or the applicable Series, available for dividends or distributions such sum or sums as the Board, from time to time, in their absolute discretion, may think proper as a reserve fund to meet contingencies, or for equalizing dividends or distributions, or for repairing or maintaining any property of the Trust, or any Series, or for such other lawful purpose as the Board shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board may abolish any such reserve in the manner in which the reserve was created. (Art. VI, Sec. 1(d))
(New Provision that clarifies the ability of the Board to establish reserves and to pay dividends in kind.)

Amendments to Declarations of Trust

Declaration of Trust	Declaration of Trust

(Not in New Declaration)	The Current Declaration provides that notwithstanding any other provision of the Current Declaration to the contrary, and without limiting the power of the Board to amend the Current Declaration as provided elsewhere therein, the Board has the power to amend the Current Declaration, at any time and from time to time, in such manner as the Board may determine in their sole discretion, without the need for action by any Holder, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in the Current Declaration, provided that before adopting any such amendment without approval of the Holders the Board shall determine that it is consistent with the fair and equitable treatment of all Holders or that approval

F-2(7)

The New Declaration	The Current Declaration
of the Holders is not required by the 1940 Act or other applicable law. If Shares have been issued, approval of the Holders shall be required to adopt any amendments to this Declaration which would adversely affect to a material degree the rights and preferences of the Shares of any Series or to increase or decrease the par value of the Shares of any Series. (Art. III, Sec. 5)

The New Declaration may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board and, to the extent required by the New Declaration or the 1940 Act, by approval of such amendment by the Shareholders in accordance with this New Declaration. Any such restatement and/or amendment shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated. (Art. IX, Sec. 1)
(Similar to Current Declaration)	The Current Declaration may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval. (Art. VIII, Sec. 4)

Preemptive Rights

The New Declaration provides that Shareholders shall have no preemptive or other right to subscribe for new or additional authorized but unissued Shares or other securities issued by the Trust or any Series. (Art. III, Sec. 1(c))
(Similar to Current Declaration)	The Current Declaration provides that Holders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series. (Art. III, Sec. 1)

Redemption of Shares

Redemptions Generally	Redemptions Generally

The New Declaration provides that the Board may reacquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law. (Art. IV, Sec. 3(a)(10))
(Similar to Current Declaration)	The Current Declaration provides that the Trustees may redeem, repurchase and transfer Shares pursuant to applicable law. (Art. IV, Sec. 3)

Unless otherwise provided in the Trust's prospectus relating to the Shares, as such prospectus may be amended, from time to time, the Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer, together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board may authorize, from time to time. (Art. VI, Sec. 2(a))
(Similar to Current Declaration)	The Trust shall purchase such Shares as are offered by any Holder for redemption, upon receipt by the Trust or a Person designated by the Trust that the Trust redeem such Shares or in accordance with such procedures for redemption as the Trustees may from time to time authorize. (Art. VI, Sec. 2)

The Trust shall pay for such Shares the NAV (excluding any applicable redemption fee or sales load) in accordance with the New Declaration, the New Bylaws, the 1940 Act and other applicable law. (Art. VI, Sec. 2(b))
(Clarifications made)	The Trust will pay the NAV, in accordance with the Current By-Laws, the applicable provisions of the 1940 Act or as further provided by resolution of the Trustees. (Art. VI, Sec. 2)

F-2(8)

The New Declaration	The Current Declaration
Payments for Shares redeemed by the Trust must be made in cash, except payment for such Shares, at the option of the Board or such officer or officers as it may duly authorize in its complete discretion, may be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Board or its authorized officers shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current NAV of the Shares, provided that any Shareholder who legally cannot acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act. Shareholders shall bear the expenses of in-kind transactions including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities. (Art. VI, Sec. 2(b))
(The New Declaration provides further clarification on redemptions in kind.)	The redemption price may in any case or cases be paid in cash or wholly or partly in kind in accordance with Rule 18f-1 under the 1940 Act if the Trustees determine that such payment is advisable in the interest of the remaining Holders of the Series of which the Shares are being redeemed. Subject to the foregoing, the selection and quantity of securities or other property so paid or delivered as all or part of the redemption price shall be determined by or under authority of the Trustees. (Art. VI, Sec. 2)

Payment by the Trust for such redemption of Shares must be made by the Trust to the Shareholder within seven days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Board are complied with. (Art. VI, Sec. 2(c))
(Similar to Current Declaration)	Payment for said Shares shall be made by the Trust to the Holder within seven days after the date on which the request for redemption is received in proper form. (Art. VI, Sec. 2)

In no case is the Trust liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind. (Art. VI, Sec. 2(c))
(Similar to Current Declaration)	In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind. (Art. VI, Sec. 2)

Redemptions at the Option of the Trust	Redemptions at the Option of the Trust

The New Declaration provides that, at the option of the Board, the Trust, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board. (Art. VI, Sec. 3)
(The New Declaration provides broader authority to the Board on this matter than the Current Declaration.)	The Current Declaration provides that the Trust has the right, at its option, upon 60 days notice to the affected Holder at any time to redeem Shares of such Holder at the NAV as described in Art. VI, Sec. 1 (Determination of NAV) of the Current Declaration or as further provided by resolution of Trustees: (i) if at such time such Holder owns Shares of any Series having an aggregate NAV of less than a minimum value determined from time to time by the Trustees; or (ii) to the extent that such Holder owns Shares of a Series equal to or in excess of a maximum percentage of the outstanding Shares of such Series determined from time to time by the Trustees; or (iii) to the extent that such Holder owns Shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust. (Art. VI, Sec. 3)

F-2(9)

The New Declaration	The Current Declaration
Dissolution and Termination Events

The New Declaration provides that the Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved (i) upon the vote of not less than a majority of the Shares of the Trust/Series cast; (ii) at the discretion of the Board either (A) at any time there are no Shares outstanding of the Trust/Series or (B) upon prior written notice to the Shareholders of the Trust/Series; (iii) upon the occurrence of a dissolution or termination event pursuant to any other provisions of the New Declaration or the DSTA; or (iv) with respect to any Series, upon any event that causes the dissolution of the Trust. (Art. VIII, Sec. 1(a)-(d))
(Similar to Current Declaration)	The Current Declaration provides that unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees upon 60 days prior written notice to the Holders. Any Series may be terminated at any time by the Trustees upon 60 days prior written notice to the Holders of that Series. (Art. VIII, Sec. 2)

Upon dissolution of the Trust (or a Series), any remaining assets held with respect to the Trust and/or each Series of the Trust (or the particular Series) shall be distributed to the Shareholders of the Trust and/or each Series of the Trust (or the particular Series) ratably according to the number of Shares of the Trust and/or such Series (or the particular Series) held of record by the several Shareholders on the date for such dissolution distribution; provided, however, that if the Shares of the Trust or a Series are divided into Classes, any remaining assets (including, without limitation, cash, securities or any combination) held with respect to the Trust or such Series, as applicable, shall be distributed to each Class of the Trust or such Series according to the NAV computed for such Class, and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by the several Shareholders on the date for such dissolution distribution. (Art. VIII, Sec. 1)
(Similar to Current Declaration)	Upon termination of the Trust (or any Series), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series (or the applicable Series), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series (or the applicable Series), to distributable form in cash or shares or other securities, and any combination, and distribute the proceeds held with respect to each Series (or the applicable Series, as the case may be), to the Holders of that Series, as a Series, ratably according to the number of Shares of that Series held by the several Holders on the date of termination. (Art. VIII, Sec. 2)

Upon the completion of the winding up of the Trust in accordance with Sec. 3808 of the DSTA, any one Trustee shall execute and cause to be filed a certificate of cancellation with the Office of the Secretary of State of the State of Delaware, in accordance with the provisions of Sec. 3810 of the DSTA. (Art. VIII, Sec. 1)
(This new provision provides that only one Trustee need sign the certificate of cancellation.)

Shareholder Voting Rights

One Vote Per Share	One Vote Per Share

Subject to Art. III of the New Declaration, each Shareholder of record is entitled to one vote for each full Share and a fractional vote for each fractional Share held by such Shareholder. (Art. V, Sec. 1)
(Similar to Current Declaration)	Subject to the Current Declaration, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. (Art. V, Sec. 1)

F-2(10)

The New Declaration	The Current Declaration
Voting Rights	Voting Rights

The New Declaration provides that all Shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between the Shares of the separate Series, if any, or separate Classes, if any; provided that (i) with respect to any matter that affects only the interests of some but not all Series, then only the Shares of such affected Series, voting separately, shall be entitled to vote on the matter; (ii) with respect to any matter that affects only the interests of some but not all Classes, then only the Shares of such affected Classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting, by Series or by Class, then the Shares of the Trust shall vote as prescribed in such law or regulation. (Art. III, Sec. 6(d))
(Similar to Current Declaration and Bylaws and clarifies when voting by class may be required)	The Current Declaration provides that all Shares of the Trust entitled to vote on a matter shall vote without differentiation between the separate Series on a one-vote-per-Share basis; provided however, if a matter to be voted on affects only the interests of not all Series, then only the Holders of such affected Series shall be entitled to vote on the matter. (Art. III, Sec. 6(d))
Under the Current By-Laws the holders of each Share then issued and outstanding and entitled to vote, irrespective of the Series, shall be voted in the aggregate and not by Series, except: (1) when otherwise expressly provided by the Current Declaration; and (2) when required by the 1940 Act, shares shall be voted by series. (Art. II, Sec. 3)

The New Declaration provides that Shareholders shall have the power to vote only (i) on such matters required by the New Declaration, the Bylaws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the Commission, the registration of which is effective; and (ii) on such other matters as the Board may consider necessary or desirable. (Art. V, Sec. 1)
(Similar to Current Declaration)	The Current Declaration provides that Holders shall have right to vote only (i) for removal of Trustees as provided in Art. IV, Sec. 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Sec. 16(a), and (iii) on such other matters as the Trustees may consider necessary or desirable. (Art. V, Sec. 1)

Required Vote	Required Vote

The New Declaration provides that subject to the provisions of Art. III, Sec. 6(d), when a quorum is present at any meeting, a majority of the votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this New Declaration or these New Bylaws or by applicable law. Where a separate vote by Series and, if applicable by Class, is required, the preceding sentence shall apply to such separate votes by Series and Classes. (Art. V, Sec. 2(b))
(Similar to Current Declaration and clarifies voting by Series and Class)	The Current Declaration provides that subject to the provisions of Art. III, Sec. 6(d) and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions except only a plurality vote shall be necessary to elect Trustees. (Art. V, Sec. 3)

Cumulative Voting	Cumulative Voting

The New Declaration provides that Shareholders are not entitled to cumulative voting in the election of Trustees or on any other matter. (Art. V. Sec. 1) (Similar to the Current Declaration)	The Current Declaration provides that there is no cumulative voting in the election of Trustees. (Art. V, Sec. 1)

F-2(11)

The New Declaration	The Current Declaration
Shareholder Meetings, Record Dates, Quorum, and Proxies

Shareholders' Meetings	Shareholders' Meetings

The New Declaration does not contain any specific provisions requiring annual Shareholders' meetings.	The Current Declaration does not contain any specific provisions requiring annual meetings of the Holders.
The Current Declaration provides that a meeting of the Holders may be held at any place designated by the Trustees. (Art. V, Sec. 2)

Calling a Shareholders' Meeting	Calling a Shareholders' Meeting

The Current Declaration provides that meetings of the Holders may be called by the Trustees for the purposes described in Art. V, Sec. 1, (i) for removal of Trustees and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Sec. 16(a), and (iii) on such other matters as the Trustees may consider necessary or desirable. (Art. V, Sec. 1)

The New Bylaws provide that any meeting of Shareholders may be called at any time by the Board, by the Chairperson of the Board, or by the President of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. A meeting of the Shareholders for the purpose of electing Trustees may also be called by the Chairperson of the Board, or shall be called by the President or any Vice President of the Trust at the request of the Shareholders holding not less than ten (10) percent of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice, which an authorized officer of the Trust shall determine and specify to such Shareholders. No meeting shall be called upon the request of Shareholders to consider any matter that is substantially the same as a matter voted upon at any meeting of the Shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all Shares entitled to be voted at such meeting. (BL Art. II, Sec. 2(a))
(The New Bylaws give 10% Shareholders the right to call a meeting to elect Trustees so long as a meeting on substantially the same matter has not been held within the past 12 months.)	The Current By-Laws provide that meetings of the Shareholders may be called at any time by the President, or by a majority of the Board. The Board shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than ten percent of the outstanding shares. (BL Art. II, Sec. 2)
(The Current By-Laws give 10% Shareholders the right to call a meeting to vote to remove a Trustee.)

Record Dates	Record Dates

The New Declaration states that the Board may set record dates for the determination of Shareholders with respect to various matters. (Art. IV, Sec. 3(a)(11)) (Similar to Current Declaration)	The Current Declaration states that the Trustees may set record dates for the determination of Holders with respect to various matters. (Art. IV, Sec. 3)

For purposes of determining the Shareholders entitled to notice of and to vote at any meeting of Shareholders, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than one hundred and twenty	For the purpose of determining the Holders who are entitled to vote or act at any meeting or any adjournment, the Trustees may fix a time, which shall be not more than ninety (90) days before the date of any meeting of Holders, as the record date for determining the Holders having the right to notice of and to vote at

F-2(12)

The New Declaration	The Current Declaration
(120) days nor less than ten (10) days before the date of any such meeting. (Art. V, Sec. 4(a)) (New Declaration extends record date to 120 days before the meeting date.)	such meeting and any adjournment, and in such case only Holders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. (Art. V, Sec. 5)

For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than thirty (30) days after the date upon the resolution fixing the record date is adopted by the Board. (Art. V, Sec. 4(a))
(New provision)

For the purpose of determining the Shareholders of the Trust or any Series or Class who are entitled to receive payment of any dividend or of any other distribution of assets of the Trust or any Series or Class (other than in connection with a dissolution of the Trust or a Series, a merger, consolidation, conversion, sale of all or substantially all of its assets, or any other transactions that is governed by Art. VIII of the New Declaration), the Board may: (i) from time to time, fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days before the date for payment of such dividend or distribution; (ii) adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or (iii) delegate to an officer or officers the determination of such periodic record and/or payment dates with respect to such dividend and/or distribution. (Art. V, Sec. 4 (c))
(New Declaration clarifies required record dates with respect to the payment of dividends or distributions and allows for standing resolutions and/or delegation of setting such dates to officers.)	For the purpose of determining the Holders who are entitled to receive payment of any dividend or of any other distribution, the Trustees may fix a date, which shall be before the date for the payment of such dividend or distribution, as the record date for determining the Holders having the right to receive such dividend or distribution. (Art. V, Sec. 5)

Pursuant to the New Declaration, if the Board does not fix a record date: (i) the record date for determining Shareholders entitled to notice of and to vote at a meeting of Shareholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and/or (ii) the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting (A) when no prior action by the Board has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (B) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action. (Art. V, Sec. 4 (b))
(New Provision)

F-2(13)

The New Declaration	The Current Declaration
Nothing in this Section (of the New Declaration) shall be construed as precluding the Trustees from setting different record dates for different Series or Classes. (Art. V, Sec. 4)
(Similar to Current Declaration)	Nothing in this Section (of the Current Declaration) shall be construed as precluding the Trustees from setting different record dates for different Series. (Art. V, Sec. 5)

Quorum for Shareholders' Meeting	Quorum for Shareholders' Meeting

The New Declaration provides that forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at such Shareholders' meeting, except when a larger quorum is required by the New Declaration, the New Bylaws, applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by the New Declaration, the New Bylaws, applicable law or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements. (Art. V, Sec. 2 (a))
(Similar to Current Declaration except clarifies application of the quorum requirements to Series and Classes.)	The Current Declaration provides that except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the Holders. (Art. V, Sec. 3)

Abstentions and Broker Non-Votes	Abstentions and Broker Non-Votes

The New Declaration states abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting; abstentions and broker non-votes will not be treated as votes cast at such Shareholders' meeting. Abstentions and broker non-votes, therefore, (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval or on proposals requiring an affirmative vote of a majority of votes cast for approval (Art. V, Sec. 2(c))
(New Declaration clarifies the effects of broker non-votes and abstentions)	The Current Declaration does not contain any specific provisions concerning abstention and broker non-votes.

Adjournment	Adjournment

The New Declaration provides that a determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned	The Current Declaration provides that any meeting of Holders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting

F-2(14)

The New Declaration	The Current Declaration
meeting and shall fix a new record date for any meeting that is adjourned for more than sixty (60) days from the date set for the original meeting. (Art. V, Sec. 4(a))
(New Declaration sets a specific limit on how far out a meeting can be adjourned without setting a new record date.)	may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. (Art. V, Sec. 3)

Proxies	Proxies

The New Declaration does not contain any specific provisions regarding Shareholder proxies.	The Current Declaration provides that Shares may be voted in person or by proxy. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. (Art. V, Sec. 1)

Pursuant to the New Bylaws, every Shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the Shareholder and filed with the Secretary of the Trust; provided that an alternative to the execution of a written proxy may be permitted as described in the next paragraph of this Sec. 8. A proxy shall be deemed executed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Sec. 3806 of the DSTA) or otherwise) by the Shareholder or the Shareholder's attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Shareholder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the Secretary of the Trust prior to the exercise of the proxy or by the Shareholder's attendance and vote in person at the meeting; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. (BL Art. II, Sec. 8)
(Same as the Current Bylaws.)	Pursuant to the Current By-Laws, every shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the shareholder and filed with the Secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as described in the next paragraph of this Sec. 3. A proxy shall be deemed executed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Sec. 3806 of the DSTA) or otherwise) by the shareholder or the shareholder's attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the shareholder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the secretary of the Trust prior to the exercise of the proxy or by the shareholder's attendance and vote in person at the meeting; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. (BL Art. II, Sec. 3)

Merger, Consolidation, Conversion and Reorganization

The New Declaration provides that the Board, by vote of a majority of the Trustees, may cause (i) the Trust to merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Sec. 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States, or any foreign country or other foreign jurisdiction; (ii) the Trust to convert to an "other business entity" (as defined in the DSTA) formed or organized under the laws of the State of Delaware, as permitted pursuant to Sec. 3821 of the DSTA; (iii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory Trust (or Series) created pursuant to Art. VIII, Sec. 2 of the New	The Current Declaration provides that the Trustees may cause (i) the Trust or one or more of its Series to the extent consistent with applicable law to be merged into or consolidated with another Trust, series or Person, (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another business trust (or series), (iii) the Shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (iv) a sale of assets of the Trust or one or more of its Series. Such merger or consolidation, Share conversion, Share exchange or sale of assets must be authorized by shareholder vote as provided in Art. V, Sec. 3 (Quorum and Required Vote) herein. (Art. VIII, Sec. 3)

F-2(15)

The New Declaration	The Current Declaration
Declaration; (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (v) the Trust to sell, convey and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets") to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate Series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series, the assets of which are so transferred, as applicable, or (b) not being made subject to or not with the assumption of such liabilities. Any such merger, consolidation, conversion, exchange, sale, conveyance or transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act, provided, however, that the Board shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger, consolidation, conversion, exchange, sale, conveyance or transfer. By reference to Sec. 3815(f) of the DSTA, any agreement of merger or consolidation that has been approved may effect any amendment to the New Declaration or the New Bylaws or effect the adoption of a new governing instrument without a Shareholder vote (unless required by the 1940 Act or any other provision of the New Declaration or the New Bylaws) if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation. (Art. VIII, Sec. 2(a-c))
(The New Declaration provides that, subject to the 1940 Act, these transactions may be effected without Shareholder approval.)

Action by Written Consent

Action by Written Consent-Shareholders	Action by Written Consent-Shareholders

The New Declaration provides that any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion as shall be required by law, the New Declaration or the New Bylaws for approval of such action) and is or are received by the secretary of the Trust either: (i) by the date set by resolution of the Board for the Shareholder's vote on	The Current Declaration provides that any action taken by Holders may be taken without a meeting if all the holders of Shares entitled to vote on the matter are provided with not less than 7 days written notice and written consent to the action is filed with the records of the meetings of Holders by the holders of the number of Shares that would be required to approve the matter as provided in Art. V, Sec. 3. Such consent shall be treated for all purposes as a vote taken at a meeting of Holders. (Art. V, Sec. 4)

F-2(16)

The New Declaration	The Current Declaration
such action; or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action. A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder is deemed to be written and signed for purposes of this Section. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the secretary of the Trust either: (i) before the date set by resolution of the Board for the Shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action. (Art. V, Sec. 3)
(Similar to Current Declaration but eliminates advance notice requirement and provides a means for revocation. New Declaration also allows consents by electronic transmission.)

Action by Written Consent-Trustees	Action by Written Consent-Trustees

The New Declaration also authorizes, to the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board or any committee may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board or any committee thereof, as the case may be, were present and voted. A consent transmitted by electronic transmission (as defined in the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section. (Art. IV, Sec. 2)
(Similar to Current Declaration except that the New Declaration does not require that all Board members sign the consent and it also specifically allows consents by electronic transmission.)	The Current Declaration authorizes any action required or permitted to be taken at any meeting of the Board, or any committee, may be taken without a meeting if all members of the Board or committee (as the case may be) consent in writing, and the writing or writings are filed with the minutes of the proceedings of the Board, or committee, except as otherwise provided in the 1940 Act. (Art. IV, Sec. 3)

Trustees

Number of Trustees	Number of Trustees

Under the New Declaration, the number of Trustees constituting the entire Board may be fixed, from time to time, by the vote of a majority of the then Board; provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office. (Art. IV, Sec. 1(b))
(Similar to Current Declaration)	Under the Current Declaration, the number of Trustees constituting the Board shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). (Art. IV, Sec. 1)

F-2(17)

The New Declaration	The Current Declaration
Removal of Trustees	Removal of Trustees

The New Declaration provides that any Trustee may be removed, with or without cause, by the Board, by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. (Art. IV, Sec. 1(d))
(Similar to Current Declaration but Shareholder vote to remove a Trustee is lower.)	The Current Declaration provides that subject to the requirements of Sec. 16(a) of the 1940 Act, the Board, by action of a majority of the then Trustees at a duly constituted meeting may remove Trustees with or without cause. (Art. IV, Sec. 1) Any Trustee may be removed at any meeting of Holders by a vote of two-thirds of the outstanding Shares of the Trust). (Art. IV, Sec. 1)

Vacancies of Trustees	Vacancies of Trustees

Under the New Declaration, the Board may fill vacancies on the Board in accordance with the New Declaration and the Bylaws. (Art. IV, Sec. 3(a)(3)) (Similar to Current Declaration)	The Current Declaration provides that subject to the requirements of Sec. 16(a) of the 1940 Act, the Board, by action of a majority of the then Trustees at a duly constituted meeting may fill vacancies in the Board. (Art. IV, Sec. 1)

Shareholder Liability

The New Declaration provides that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder personally at any time may agree to pay at any time. Each Share, when issued on the terms determined by the Board, shall be fully paid and nonassessable. As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. (Art. III, Sec. 4)
(Similar to Current Declaration, but further iterates Shareholders' limited liability and states that Shares once issued as set by the Board are considered fully paid and non-assessable.)	The Current Declaration provides that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Holder, or to call upon any Holder for the payment of any sum of money or assessment whatsoever other than such as the Holder may at any time agree to pay. (Art. III, Sec. 4)

Trustee/Agent Liability

The New Declaration, for the purpose of limitation of liability and indemnification, provides that any Person, who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (an "Agent") shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to as "Disqualifying Conduct"), and for nothing else. No Agent, when acting in its respective capacity, shall be liable personally to any Person, other than the Trust or a Shareholder as described above, for any act, omission or obligation of the Trust or any Trustee. (Art. VII, Sec. 1(a),(b),(d))

F-2(18)

The New Declaration	The Current Declaration
The New Declaration provides that subject to the preceding sentence, and to the fullest extent that limitations on liability of Agents are permitted by DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust. (Art. VII, Sec. 1(c))
(The New Declaration extends the limitation of liability, subject to any Disqualifying Conduct, to persons other than the Trustees, including officers, employees and other agents, and limits their liability to the Trust and its Shareholders. The New Declaration also specifically provides that Agents are not personally liable to any third party other than the Trust and its Shareholders.)	The Current Declaration provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. (Art. VII, Sec. 2)
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon. (Art. VII, Sec. 2)

Indemnification

Trustees	Trustees

The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith, or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful. (Art. VII, Sec. 2(a))
(The New Declaration makes indemnification mandatory for Trustees and officers and extends mandatory indemnification to other Agents and aligns the Trust's ability to indemnify with the DSTA and the 1940 Act.)	Subject to the provisions of the Current By-laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Holder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (Art. VII, Sec. 2)

Notwithstanding any provision to the contrary contained in the New Declaration, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct. In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct. (Art. VII, Sec. 2(b))	The Current By-Laws provide that the Trust may indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any proceeding or claim by reason of the fact that such person is a Trustee or officer of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Trust's best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person

F-2(19)

The New Declaration	The Current Declaration
reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that his conduct was unlawful. (BL Art. X, Sec. 2)
Notwithstanding any provision to the contrary contained herein, the Trust shall not indemnify any Trustee or officer for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person's office, or in respect of any claim or proceeding as to which such person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity. (BL Art. X, Sec. 3)
(This last limitation on indemnification - improper receipt of personal benefit - is not in the New Declaration.)

Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Agent was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct) or; (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Agent was not liable by reason of Disqualifying Conduct, by (A) the vote of a majority of a quorum of the Trustees who are not (x) Interested Persons of the Trust, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the "disinterested, non-party Trustees"), or (B) by independent legal counsel in a written opinion. (Art. VII, Sec. 2(c))
(New Declaration provides that indemnification also can be made in light of a final decision by an appropriate authority.)	Any indemnification under this Article may be made by the Trust only if authorized in the specific case on a determination that indemnification of the indemnitee is proper hereunder by: (a) A majority vote of Trustees who are not parties to the proceeding or subject to the claim or if there are no such Trustees; (b) By a written opinion of independent legal counsel. (BL Art. X, Sec. 5)

Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified, provided that at least one of the following conditions for the advancement of expenses is met: (i) the Agent shall provide appropriate security for his undertaking; (ii) the Trust shall be insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of the disinterested non-party

F-2(20)

The New Declaration	The Current Declaration
Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification. (Art. VII, Sec. 2(d))
(The New Declaration specifically provides for the advancement of expenses incurred by an Agent in a proceeding.)

The New Bylaws do not contain any specific provisions concerning Trustee indemnification.

Shareholders	Shareholders

The New Declaration provides that no Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder or former Shareholder is exposed to liability, charged with liability, or held personally liable for any obligations or liability of the Trust, by reason of a claim or demand relating exclusively to his, her or it being or having been a Shareholder, and not because of such Shareholder's actions or omissions, such Shareholder or former Shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series, as the case may be, against all loss and expense, including, without limitation, attorneys' fees arising from such claim or demand; provided, however, such indemnity shall not cover any taxes due or paid by reason of such Shareholder's ownership of any Shares. (Art. III, Sec. 7)
(New Provision)	The Current Declaration does not contain any specific provisions regarding indemnification of Shareholders.

Insurance

The New Declaration provides that the Trust may purchase and pay for such insurance as the Board may deem necessary or appropriate for the conduct of the business entirely out of Trust Property, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the	The Current Declaration provides that the Trust shall have the power and authority to purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary, desirable or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Holders, Trustees, officers, employees, agents, Investment Manager, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer,

F-2(21)

The New Declaration	The Current Declaration
fullest extent permitted by the New Declaration, the Bylaws and by applicable law. (Art. II (l))
(Similar to Current Declaration with the clarification that such insurance may be purchased to the extent of applicable law.)	employee, agent, Investment Manager, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability. (Art. IV, Sec. 3(l))

The New Declaration provides, to the fullest extent permitted by applicable law, the Board shall have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability. (Art. VII, Sec. 3)
(Similar to Current Declaration)	The Current Declaration provides that the Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article. (Art. VII, Sec. 4)

Derivative Actions

The New Declaration provides that, in addition to the requirements set forth in Sec. 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if (i) the Shareholder or Shareholders first make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such action is not likely to succeed, (ii) unless such demand is not required, Shareholders eligible to bring such action who hold at least 10% of the outstanding shares of the Trust join in the request to the Board, and (iii) unless such demand is not required, the Board is afforded a reasonable amount of time to consider and investigate such request and claims. A demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" as defined in the DSTA. (Art. VII, Sec. 4)
(New provision regarding Shareholder derivative actions and required pre-suit demand.)	The Current Declaration does not contain any specific provisions concerning derivative actions. Current Declaration does not contain any specific provisions concerning derivative actions.

F-2(22)

Exhibit G-1

List of Funds and Fundamental Investment Restrictions Recommended to be Amended

Name of Registrant & Series/Portfolio	Borrowing Restriction	Lending Restriction	Real Estate Restriction	Commodities Restriction	Issuer Diversification Restriction
The DFA Investment Trust Company
The U.S. Large Cap Value Series	☒	☒	☒	☒	☒
The U.S. Large Company Series	☒	☒	☒	☒	☒
The Tax-Managed U.S. Marketwide Value Series	☒	☒	☒	☒	☒
The Tax-Managed U.S. Equity Series	☒	☒	☒	☒	☒
The Japanese Small Company Series	☒	☒	☒	☒	☒
The United Kingdom Small Company Series	☒	☒	☒	☒	☒
The Continental Small Company Series	☒	☒	☒	☒	☒
The Asia Pacific Small Company Series	☒	☒	☒	☒	☒
The Canadian Small Company Series	☒	☒	☒	☒	☒
The DFA International Value Series	☒	☒	☒	☒	☒
The Emerging Markets Series	☒	☒	☒	☒	☒
The Emerging Markets Small Cap Series	☒	☒	☒	☒	☒
The DFA One-Year Fixed Income Series	☒	☒	☒	☒	☒
The DFA Two-Year Global Fixed Income Series	☒	☒	☒	☒	☒
DFA Investment Dimensions Group Inc.
DFA Real Estate Securities Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Small Cap Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Targeted Value Portfolio	☒	☒	☒	☒	☒
U.S. Targeted Value Portfolio	☒	☒	☒	☒	☒
U.S. Core Equity 1 Portfolio	☒	☒	☒	☒	☒
U.S. Core Equity 2 Portfolio	☒	☒	☒	☒	☒
U.S. Vector Equity Portfolio	☒	☒	☒	☒	☒
T.A. U.S. Core Equity 2 Portfolio	☒	☒	☒	☒	☒
U.S. Social Core Equity 2 Portfolio	☒	☒	☒	☒	☒
CSTG&E U.S. Social Core Equity 2 Portfolio	☒	☒	☒	☒	☒
U.S. Sustainability Core 1 Portfolio	☒	☒	☒	☒	☒

G-1(1)

Name of Registrant & Series/Portfolio	Borrowing Restriction	Lending Restriction	Real Estate Restriction	Commodities Restriction	Issuer Diversification Restriction
DFA International Small Cap Value Portfolio	☒	☒	☒	☒	☒
Large Cap International Portfolio	☒	☒	☒	☒	☒
Tax-Managed DFA International Value Portfolio	☒	☒	☒	☒	☒
Emerging Markets Core Equity Portfolio	☒	☒	☒	☒	☒
International Core Equity Portfolio	☒	☒	☒	☒	☒
Emerging Markets Social Core Equity Portfolio	☒	☒	☒	☒	☒
DFA International Real Estate Securities Portfolio	☒	☒	☒	☒	☒
CSTG&E International Social Core Equity Portfolio	☒	☒	☒	☒	☒
International Sustainability Core 1 Portfolio	☒	☒	☒	☒	☒
DFA International Value ex Tobacco Portfolio	☒	☒	☒	☒	☒
International Vector Equity Portfolio	☒	☒	☒	☒	☒
DFA Five-Year Global Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Intermediate Government Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Five-Year Government Portfolio	☒	☒	☒	☒	☒
DFA Short-Term Municipal Bond Portfolio	☒	☒	☒	☒	☒
DFA Inflation-Protected Securities Portfolio	☒	☒	☒	☒	☒
DFA California Short-Term Municipal Bond Portfolio	☒	☒	☒	☒
DFA Selectively Hedged Global Fixed Income Portfolio	☒	☒	☒	☒	☒
U.S. Micro Cap Portfolio	☒	☒	☒	☒	☒
U.S. Small Cap Portfolio	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio	☒	☒	☒	☒	☒
Enhanced U.S. Large Company Portfolio	☒	☒	☒	☒	☒
U.S. Small Cap Value Portfolio	☒	☒	☒	☒	☒
U.S. Large Company Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Equity Portfolio	☒	☒	☒	☒	☒
Japanese Small Company Portfolio	☒	☒	☒	☒	☒
United Kingdom Small Company Portfolio	☒	☒	☒	☒	☒
Continental Small Company Portfolio	☒	☒	☒	☒	☒
Asia Pacific Small Company Portfolio	☒	☒	☒	☒	☒
LWAS/DFA International High Book to Market Portfolio	☒	☒	☒	☒	☒
Emerging Markets Portfolio	☒	☒	☒	☒	☒
Emerging Markets Small Cap Portfolio	☒	☒	☒	☒	☒
DFA One-Year Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Two-Year Global Fixed Income Portfolio	☒	☒	☒	☒	☒
Emerging Markets Value Portfolio	☒	☒	☒	☒	☒
International Small Company Portfolio	☒	☒	☒	☒	☒
DFA Global Real Estate Securities Portfolio	☒	☒	☒	☒	☒

G-1(2)

Name of Registrant & Series/Portfolio	Borrowing Restriction	Lending Restriction	Real Estate Restriction	Commodities Restriction	Issuer Diversification Restriction
T.A. World ex U.S. Core Equity Portfolio	☒	☒	☒	☒	☒
Dimensional Investment Group Inc.
LWAS/DFA Two-Year Fixed Income Portfolio	☒	☒	☒	☒	☒
LWAS/DFA Two-Year Government Portfolio	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio II	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio III	☒	☒	☒	☒	☒
LWAS/DFA U.S. High Book to Market Portfolio	☒	☒	☒	☒	☒
U.S. Large Company Institutional Index Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio II	☒	☒	☒	☒	☒
DFA International Value Portfolio	☒	☒	☒	☒	☒
DFA International Value Portfolio II	☒	☒	☒	☒	☒
DFA International Value Portfolio III	☒	☒	☒	☒	☒
DFA International Value Portfolio IV	☒	☒	☒	☒	☒
Emerging Markets Portfolio II	☒	☒	☒	☒	☒
Global 25/75 Portfolio	☒	☒	☒	☒	☒
Global 60/40 Portfolio	☒	☒	☒	☒	☒
Global Equity Portfolio	☒	☒	☒	☒	☒
Dimensional Emerging Markets Value Fund Inc.
Dimensional Emerging Markets Value Fund Inc.	☒	☒	☒	☒	☒

G-1(3)

Exhibit G-2

List of Feeder Funds and their Corresponding Master Funds' Fundamental Investment Restrictions Recommended to be Amended

Name of Feeder Fund	Name of Master Fund	Borrowing Restriction	Lending Restriction	Real Estate Restriction	Commodities Restriction	Issuer Diversification Restriction
U.S. Large Cap Value Portfolio (DFAIDG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio II (DIG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio III (DIG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
LWAS/DFA U.S. High Book to Market Portfolio (DIG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Company Portfolio (DFAIDG)	The U.S. Large Company Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Company Institutional Index Portfolio (DIG)	The U.S. Large Company Series (DFAITC)	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio (DFAIDG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio II (DIG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)	☒	☒	☒	☒	☒
Tax-Managed U.S. Equity Portfolio (DFAIDG)	The Tax-Managed U.S. Equity Series (DFAITC)	☒	☒	☒	☒	☒
Japanese Small Company Portfolio (DFAIDG)	The Japanese Small Company Series (DFAITC)	☒	☒	☒	☒	☒
United Kingdom Small Company Portfolio (DFAIDG)	The United Kingdom Small Company Series (DFAITC)	☒	☒	☒	☒	☒
Continental Small Company Portfolio (DFAIDG)	The Continental Small Company Series (DFAITC)	☒	☒	☒	☒	☒
Asia Pacific Small Company Portfolio (DFAIDG)	The Asia Pacific Small Company Series (DFAITC)	☒	☒	☒	☒	☒
LWAS/DFA International High Book to Market Portfolio (DFAIDG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio II (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio III (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio IV (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Portfolio (DFAIDG)	The Emerging Markets Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Portfolio II (DIG)	The Emerging Markets Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Small Cap Portfolio (DFAIDG)	The Emerging Markets Small Cap Series (DFAITC)	☒	☒	☒	☒	☒
DFA One-Year Fixed Income Portfolio (DFAIDG)	The DFA One-Year Fixed Income Series (DFAITC)	☒	☒	☒	☒	☒
DFA Two-Year Global Fixed Income Portfolio (DFAIDG)	The DFA Two-Year Global Fixed Income Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Value Portfolio (DFAIDG)	Dimensional Emerging Markets Value Fund Inc. (DEM)	☒	☒	☒	☒	☒

G-2(1)

Exhibit G-3

Text of Funds' Current Fundamental Investment Restrictions Recommended to be Amended
As Described in Proposals 5 and 12

Sub-Proposals 5(a) and 12(a): Borrowing

Portfolio/Series	Current Fundamental Borrowing Restriction (The Fund may not . . .)
DFAIDG
CSTG&E International Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA Inflation-Protected Securities Portfolio
DFA International Real Estate Securities Portfolio
DFA International Value ex Tobacco Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
Emerging Markets Core Equity Portfolio
International Core Equity Portfolio
International Vector Equity Portfolio
T.A. U.S. Core Equity 2 Portfolio
T.A. World ex U.S. Core Equity Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
DFA Global Real Estate Securities Portfolio
International Sustainability Core 1 Portfolio
U.S. Sustainability Core 1 Portfolio
Emerging Markets Social Core Equity Portfolio
U.S. Social Core Equity 2 Portfolio
DFAITC
The Canadian Small Company Series	Borrow money, except that it may: (a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

DFAIDG
Tax-Managed DFA International Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Marketwide Value Portfolio	Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets and pledge not more than 33% of such assets to secure such loans.

DFAIDG
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA One-Year Fixed Income Portfolio
Japanese Small Company Portfolio
U.S. Micro Cap Portfolio
DFAITC
The DFA One-Year Fixed Income Series
The Japanese Small Company Series	Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of a Portfolio's/Series' gross assets valued at the lower of market or cost.

G-3(1)

Portfolio/Series	Current Fundamental Borrowing Restriction (The Fund may not . . .)
DIG
DFA International Value Portfolio
Global 25/75 Portfolio
Global 60/40 Portfolio
Global Equity Portfolio
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
DFA Short-Term Municipal Bond Portfolio
Large Cap International Portfolio
U.S. Targeted Value Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
United Kingdom Small Company Portfolio
DFA Two-Year Global Fixed Income Portfolio
Enhanced U.S. Large Company Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA Two-Year Global Fixed Income Series
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series
The U.S. Large Cap Value Series
The U.S. Large Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series	Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of a Portfolio's/Series' gross assets valued at the lower of market or cost; provided that each Portfolio/Series may borrow amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans.

DFAIDG Emerging Markets Value Portfolio	Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of a Portfolio's gross assets valued at the lower of market or cost; provided that each Portfolio may borrow amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans; and borrow, except in connection with a foreign currency transaction, the settlement of a Portfolio trade, as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests, and, in no event in excess of 33% of the Fund's net assets valued at market.

G-3(2)

Portfolio/Series	Current Fundamental Borrowing Restriction (The Fund may not . . .)
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio III
DFA International Value Portfolio IV
LWAS/DFA U.S. High Book to Market Portfolio
Tax-Managed U.S. Marketwide Value Portfolio II
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
Emerging Markets Portfolio II
DFAIDG
LWAS/DFA International High Book to Market Portfolio	Borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans.

DEM Dimensional Emerging Markets Value Fund	Borrow, except in connection with a foreign currency transaction, the settlement of a Portfolio trade, or as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests, and, in no event, in excess of 33% of the Fund's net assets valued at market.

DIG DFA International Value Portfolio II U.S. Large Company Institutional Index Portfolio	Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and, then, in no event in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans.

* * * *

Sub-Proposals 5(b) and 12(b): Lending

Portfolio/Series	Current Fundamental Lending Restriction (The Fund may not . . .)
DEM Dimensional Emerging Markets Value Fund	Make loans of cash, except through the acquisition of publicly-traded debt securities and short-term money market instruments.

DIG
Global Equity Portfolio
Global 25/75 Portfolio
Global 60/40 Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
Tax-Managed U.S. Marketwide Value Portfolio II
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
U.S. Large Company Institutional Index Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio	Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors.

G-3(3)

Portfolio/Series	Current Fundamental Lending Restriction (The Fund may not . . .)
DFAIDG
DFA Real Estate Securities Portfolio
DFA Short-Term Municipal Bond Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Enhanced U.S. Large Company Portfolio
LWAS/DFA International High Book to Market Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
Large Cap International Portfolio
Tax-Managed DFA International Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
Tax-Managed U.S. Targeted Value Portfolio
U.S. Targeted Value Portfolio

DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series
The U.S. Large Cap Value Series
The U.S. Large Company Series

DFAIDG Emerging Markets Value Portfolio	Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors; and, with respect to the Emerging Markets Value Portfolio, except through the acquisition of publicly traded debt securities and short-term money instruments.

G-3(4)

Portfolio/Series	Current Fundamental Lending Restriction (The Fund may not . . .)
DFAIDG
CSTG&E International Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA Inflation-Protected Securities Portfolio
DFA International Real Estate Securities Portfolio
DFA International Value ex Tobacco Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
Emerging Markets Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
International Core Equity Portfolio
International Sustainability Core 1 Portfolio
International Vector Equity Portfolio
T.A. U.S. Core Equity 2 Portfolio
T.A. World ex U.S. Core Equity Portfolio
DFA Global Real Estate Securities Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
U.S. Vector Equity Portfolio
DFAITC
The Canadian Small Company Series	Make loans to other persons, except: (a) through the lending of its Portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objective and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

* * * *

Sub-Proposals 5(c) and 12(c): Real Estate

Portfolio/Series	Current Fundamental Real Estate Restriction (The Fund may not . . .)
DEM Dimensional Emerging Markets Value Fund	Purchase or sell real estate (including limited partnership interests), although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

DIG
Global 25/75 Portfolio
Global 60/40 Portfolio
Global Equity Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
Tax-Managed U.S. Marketwide Value Portfolio II
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
U.S. Large Company Institutional Index Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
LWAS/DFA U.S. High Book to Market Portfolio	Invest in real estate, including limited partnership interests therein, except the DFA Real Estate Securities Portfolio, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate.

G-3(5)

Portfolio/Series	Current Fundamental Real Estate Restriction (The Fund may not . . .)
DFAIDG
Tax-Managed DFA International Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
Tax-Managed U.S. Targeted Value Portfolio
LWAS/DFA International High Book to Market Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
DFA Five-Year Government Portfolio
DFA One-Year Fixed Income Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
U.S. Targeted Value Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Small Cap Value Portfolio
DFA Short-Term Municipal Bond Portfolio
Enhanced U.S. Large Company Portfolio

DFAITC
The DFA One-Year Fixed Income Series
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series
The U.S. Large Cap Value Series
The U.S. Large Company Series

G-3(6)

Portfolio/Series	Current Fundamental Real Estate Restriction (The Fund may not . . .)
DFAIDG
CSTG&E International Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA Inflation-Protected Securities Portfolio
DFA International Real Estate Securities Portfolio
DFA International Value ex Tobacco Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
Emerging Markets Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
International Core Equity Portfolio
International Sustainability Core 1 Portfolio
International Vector Equity Portfolio
T.A. U.S. Core Equity 2 Portfolio
T.A. World ex U.S. Core Equity Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
U.S. Vector Equity Portfolio
DFA Global Real Estate Securities Portfolio

DFAITC
The Canadian Small Company Series	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio/Series from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

* * * *

Sub-Proposals 5(d) and 12(d): Commodities

Portfolio/Series	Current Fundamental Commodities Restriction (The Fund may not . . .)
DIG
Global 25/75 Portfolio
Global 60/40 Portfolio
Global Equity Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
Tax-Managed U.S. Marketwide Value Portfolio II
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
U.S. Large Company Institutional Index Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
LWAS/DFA U.S. High Book to Market Portfolio

DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
Tax-Managed DFA International Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
Tax-Managed U.S. Targeted Value Portfolio	Invest in commodities, although the Portfolio/Series may purchase or sell financial futures contracts and options thereon.

G-3(7)

Portfolio/Series	Current Fundamental Commodities Restriction (The Fund may not . . .)
U.S. Targeted Value Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
LWAS/DFA International High Book to Market Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Small Cap Value Portfolio

DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series
The U.S. Large Cap Value Series
The U.S. Large Company Series

DFAIDG DFA Short-Term Municipal Bond Portfolio Enhanced U.S. Large Company Portfolio	Invest in commodities, although all Portfolios/Series may purchase or sell financial futures contracts and options thereon; and the Portfolios/Series may purchase, sell and enter into indices-related futures contracts, options on such futures contracts, securities-related swap agreements and other derivative instruments.

DEM Dimensional Emerging Markets Value Fund	Invest in commodities, although it may purchase or sell financial futures contracts and options thereon, such as forward foreign currency futures contracts and options and index futures contracts and options.

DFAIDG DFA Five-Year Government Portfolio DFA One-Year Fixed Income Portfolio U.S. Micro Cap Portfolio U.S. Small Cap Portfolio DFAITC The DFA One-Year Fixed Income Series	Invest in commodities.

G-3(8)

Portfolio/Series	Current Fundamental Commodities Restriction (The Fund may not . . .)
DFAIDG
CSTG&E International Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA Inflation-Protected Securities Portfolio
DFA International Real Estate Securities Portfolio
DFA International Value ex Tobacco Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
Emerging Markets Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
International Core Equity Portfolio
International Sustainability Core 1 Portfolio
International Vector Equity Portfolio
T.A. U.S. Core Equity 2 Portfolio
T.A. World ex U.S. Core Equity Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
U.S. Vector Equity Portfolio
DFA Global Real Estate Securities Portfolio

DFAITC
The Canadian Small Company Series	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolios/Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

* * * *

Sub-Proposals 5(e) and 12(e): Issuer Diversification

Portfolio/Series	Current Fundamental Issuer Diversification Restriction (The Fund may not . . .)
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
Large Cap International Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Enhanced U.S. Large Company Portfolio
U.S. Large Company Portfolio
U.S. Small Cap Portfolio
LWAS/DFA International High Book to Market Portfolio

DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series	As to 75% of the total assets of a Portfolio/Series, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's/Series' total assets, at market, would be invested in the securities of such issuer; or acquire more than 10% of the voting securities of any issuer.

G-3(9)

Portfolio/Series	Current Fundamental Issuer Diversification Restriction (The Fund may not . . .)
The U.S. Large Company Series DIG LWAS/DFA Two-Year Fixed Income Portfolio LWAS/DFA Two-Year Government Portfolio

DIG DFA International Value Portfolio II DFA International Value Portfolio III DFA International Value Portfolio IV U.S. Large Company Institutional Index Portfolio	As to 75% of the total assets of a Portfolio/Series, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's/Series' total assets, at market, would be invested in the securities of such issuer; or acquire more than 10% of the voting securities of any issuer.

DFAIDG U.S. Micro Cap Portfolio	Invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's/Series' total assets, at market, would be invested in the securities of such issuer.

DEM Dimensional Emerging Markets Value Fund	Invest in the securities of any issuer (except obligations of the U.S. government and its instrumentalities) if, as a result, more than 5% of the Fund's total assets, at market, would be invested in the securities of such issuer, provided that this limitation applies only to 75% of the total assets of the Fund. As to 75% of the Fund's assets, acquire more than 10% of the voting securities of any issuer.

DFAIDG
DFA International Value ex Tobacco Portfolio
International Vector Equity Portfolio
DFA Global Real Estate Securities Portfolio
CSTG&E International Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
DFA Inflation-Protected Securities Portfolio
DFA International Real Estate Securities Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
Emerging Markets Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
International Core Equity Portfolio
International Sustainability Core 1 Portfolio
T.A. U.S. Core Equity 2 Portfolio
T.A. World ex U.S. Core Equity Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Vector Equity Portfolio

DFAITC
The Canadian Small Company Series	Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Portfolio's/Series' total assets would be invested in such issuer, or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio/Series, except that up to 25% of the value of the Portfolio's/Series' total assets may be invested without regard to such 5% and 10% limitations.

G-3(10)

Portfolio/Series	Current Fundamental Issuer Diversification Restriction (The Fund may not . . .)
DFAIDG
DFA Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
U.S. Large Cap Value Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio

DIG
DFA International Value Portfolio
LWAS/DFA U.S. High Book to Market Portfolio
DFAITC
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series	As to 75% of the total assets of a Portfolio/Series, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's/Series' total assets, at market, would be invested in the securities of such issuer. As to 75% of the Portfolio's/Series' assets, acquire more than 10% of the voting securities of any issuer.

DIG U.S. Large Cap Value Portfolio II U.S. Large Cap Value Portfolio III Emerging Markets Portfolio II	As to 75% of the total assets of a Portfolio/Series, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's/Series' total assets, at market, would be invested in the securities of such issuer. As to 75% of the Portfolio's/Series' assets, acquire more than 10% of the voting securities of any issuer.

DIG
Global 25/75 Portfolio
Global 60/40 Portfolio
Global Equity Portfolio
DFAITC
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series

DFAIDG
DFA Short-Term Municipal Bond Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
Tax-Managed DFA International Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
Tax-Managed U.S. Targeted Value Portfolio	As to 75% of the total assets of a Portfolio/Series, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's/Series' total assets, at market, would be invested in the securities of such issuer.

DIG Tax-Managed U.S. Marketwide Value Portfolio II	As to 75% of the total assets of a Portfolio/Series, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's/Series' total assets, at market, would be invested in the securities of such issuer.

* * * *

G-3(11)

Exhibit H-1

List of Funds and Fundamental Investment Restrictions Recommended to be Eliminated

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Pledging, Mortgaging or Hypothecating	Purchasing Securities on Margin	Investing in Restricted or Illiquid Securities	Investing for the Purpose of Exercising Control	Investing in Other Investment Companies
The DFA Investment Trust Company
The U.S. Large Cap Value Series	☒	☒	☒	☒	☒
The U.S. Large Company Series	☒	☒	☒	☒	☒
The Tax-Managed U.S. Marketwide Value Series		☒			☒
The Tax-Managed U.S. Equity Series		☒			☒
The Japanese Small Company Series	☒	☒	☒	☒	☒
The United Kingdom Small Company Series	☒	☒	☒	☒	☒
The Continental Small Company Series	☒	☒	☒	☒	☒
The Asia Pacific Small Company Series	☒	☒	☒	☒	☒
The Canadian Small Company Series
The DFA International Value Series	☒	☒	☒	☒	☒
The Emerging Markets Series	☒	☒	☒	☒	☒
The Emerging Markets Small Cap Series	☒	☒		☒	☒
The DFA One-Year Fixed Income Series	☒	☒	☒	☒	☒
The DFA Two-Year Global Fixed Income Series	☒	☒		☒	☒

DFA Investment Dimensions Group Inc.

DFA Real Estate Securities Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Small Cap Portfolio		☒

H-1(1)

Exhibit H-1

List of Funds and Fundamental Investment Restrictions Recommended to be Eliminated

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Management Ownership of Securities of an Issuer	Acquiring Interests in Oil, Gas or Other Mineral Exploration	Investing in Securities of Unseasoned Issuers	Investing in Warrants	Writing or Acquiring Options
The DFA Investment Trust Company
The U.S. Large Cap Value Series	☒	☒	☒	☒	☒
The U.S. Large Company Series	☒	☒	☒	☒	☒
The Tax-Managed U.S. Marketwide Value Series		☒
The Tax-Managed U.S. Equity Series		☒
The Japanese Small Company Series	☒	☒	☒	☒	☒
The United Kingdom Small Company Series	☒	☒	☒	☒	☒
The Continental Small Company Series	☒	☒	☒	☒	☒
The Asia Pacific Small Company Series	☒	☒	☒	☒	☒
The Canadian Small Company Series
The DFA International Value Series	☒	☒	☒	☒	☒
The Emerging Markets Series	☒	☒	☒	☒	☒
The Emerging Markets Small Cap Series	☒	☒	☒	☒	☒
The DFA One-Year Fixed Income Series	☒	☒	☒	☒	☒
The DFA Two-Year Global Fixed Income Series	☒	☒	☒	☒	☒

DFA Investment Dimensions Group Inc.

DFA Real Estate Securities Portfolio	☒	☒	☒	☒
Tax-Managed U.S. Small Cap Portfolio

H-1(2)

Exhibit H-1

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Pledging, Mortgaging or Hypothecating	Purchasing Securities on Margin	Investing in Restricted or Illiquid Securities	Investing for the Purpose of Exercising Control	Investing in Other Investment Companies
Tax-Managed U.S. Targeted Value Portfolio		☒
U.S. Targeted Value Portfolio		☒			☒
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
T.A. U.S. Core Equity 2 Portfolio
U.S. Social Core Equity 2 Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
DFA International Small Cap Value Portfolio	☒	☒	☒	☒	☒
Large Cap International Portfolio	☒	☒	☒	☒	☒
Tax-Managed DFA International Value Portfolio		☒
Emerging Markets Core Equity Portfolio
International Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
DFA International Real Estate Securities Portfolio
CSTG&E International Social Core Equity Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Vector Equity Portfolio
DFA Five-Year Global Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Intermediate Government Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Five-Year Government Portfolio	☒	☒	☒	☒	☒
DFA Short-Term Municipal Bond Portfolio		☒	☒		☒
DFA Inflation-Protected Securities Portfolio

H-1(3)

Exhibit H-1

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Management Ownership of Securities of an Issuer	Acquiring Interests in Oil, Gas or Other Mineral Exploration	Investing in Securities of Unseasoned Issuers	Investing in Warrants	Writing or Acquiring Options
Tax-Managed U.S. Targeted Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
T.A. U.S. Core Equity 2 Portfolio
U.S. Social Core Equity 2 Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
DFA International Small Cap Value Portfolio	☒	☒	☒	☒	☒
Large Cap International Portfolio	☒	☒	☒	☒	☒
Tax-Managed DFA International Value Portfolio
Emerging Markets Core Equity Portfolio
International Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
DFA International Real Estate Securities Portfolio
CSTG&E International Social Core Equity Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Vector Equity Portfolio
DFA Five-Year Global Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Intermediate Government Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Five-Year Government Portfolio	☒	☒	☒	☒	☒
DFA Short-Term Municipal Bond Portfolio
DFA Inflation-Protected Securities Portfolio

H-1(4)

Exhibit H-1

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Pledging, Mortgaging or Hypothecating	Purchasing Securities on Margin	Investing in Restricted or Illiquid Securities	Investing for the Purpose of Exercising Control	Investing in Other Investment Companies
DFA California Short-Term Municipal Bond Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
U.S. Micro Cap Portfolio	☒	☒	☒		☒
U.S. Small Cap Portfolio	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio	☒	☒	☒	☒	☒
Enhanced U.S. Large Company Portfolio	☒	☒		☒	☒
U.S. Small Cap Value Portfolio	☒	☒	☒	☒	☒
U.S. Large Company Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio		☒
Tax-Managed U.S. Equity Portfolio		☒
Japanese Small Company Portfolio	☒	☒	☒	☒	☒
United Kingdom Small Company Portfolio	☒	☒	☒	☒	☒
Continental Small Company Portfolio	☒	☒	☒	☒	☒
Asia Pacific Small Company Portfolio	☒	☒	☒	☒	☒
LWAS/DFA International High Book to Market Portfolio	☒	☒	☒	☒	☒
Emerging Markets Portfolio	☒	☒	☒	☒	☒
Emerging Markets Small Cap Portfolio	☒	☒		☒	☒
DFA One-Year Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Two-Year Global Fixed Income Portfolio	☒	☒		☒	☒
Emerging Markets Value Portfolio		☒		☒	☒
International Small Company Portfolio	☒	☒		☒	☒
DFA Global Real Estate Securities Portfolio
T.A. World ex U.S. Core Equity Portfolio

Dimensional Investment Group Inc.

LWAS/DFA Two-Year Fixed Income Portfolio	☒	☒	☒	☒	☒
LWAS/DFA Two-Year Government Portfolio	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio II	☒	☒	☒	☒	☒

H-1(5)

Exhibit H-1

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Management Ownership of Securities of an Issuer	Acquiring Interests in Oil, Gas or Other Mineral Exploration	Investing in Securities of Unseasoned Issuers	Investing in Warrants	Writing or Acquiring Options
DFA California Short-Term Municipal Bond Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
U.S. Micro Cap Portfolio	☒	☒		☒	☒
U.S. Small Cap Portfolio	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio	☒	☒	☒	☒	☒
Enhanced U.S. Large Company Portfolio	☒		☒	☒
U.S. Small Cap Value Portfolio	☒	☒	☒	☒	☒
U.S. Large Company Portfolio	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio
Tax-Managed U.S. Equity Portfolio
Japanese Small Company Portfolio	☒	☒	☒	☒	☒
United Kingdom Small Company Portfolio	☒	☒	☒	☒	☒
Continental Small Company Portfolio	☒	☒	☒	☒	☒
Asia Pacific Small Company Portfolio	☒	☒	☒	☒	☒
LWAS/DFA International High Book to Market Portfolio	☒	☒	☒	☒	☒
Emerging Markets Portfolio	☒	☒	☒	☒	☒
Emerging Markets Small Cap Portfolio	☒	☒	☒	☒	☒
DFA One-Year Fixed Income Portfolio	☒	☒	☒	☒	☒
DFA Two-Year Global Fixed Income Portfolio	☒	☒	☒	☒	☒
Emerging Markets Value Portfolio			☒
International Small Company Portfolio	☒	☒	☒	☒	☒
DFA Global Real Estate Securities Portfolio
T.A. World ex U.S. Core Equity Portfolio

Dimensional Investment Group Inc.

LWAS/DFA Two-Year Fixed Income Portfolio	☒	☒	☒	☒	☒
LWAS/DFA Two-Year Government Portfolio	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio II	☒	☒	☒	☒	☒

H-1(6)

Exhibit H-1

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Pledging, Mortgaging or Hypothecating	Purchasing Securities on Margin	Investing in Restricted or Illiquid Securities	Investing for the Purpose of Exercising Control	Investing in Other Investment Companies
U.S. Large Cap Value Portfolio III	☒	☒	☒	☒	☒
LWAS/DFA U.S. High Book to Market Portfolio	☒	☒	☒	☒	☒
U.S. Large Company Institutional Index Portfolio		☒
Tax-Managed U.S. Marketwide Value Portfolio II		☒			☒
DFA International Value Portfolio	☒	☒	☒	☒	☒
DFA International Value Portfolio II	☒	☒	☒	☒	☒
DFA International Value Portfolio III	☒	☒	☒	☒	☒
DFA International Value Portfolio IV	☒	☒	☒	☒	☒
Emerging Markets Portfolio II	☒	☒	☒	☒	☒
Global 25/75 Portfolio		☒
Global 60/40 Portfolio		☒
Global Equity Portfolio		☒

Dimensional Emerging Markets Value Fund Inc.

Dimensional Emerging Markets Value Fund Inc.	☒	☒

H-1(7)

Exhibit H-1

Eliminated Restrictions
Name of Registrant & Series/Portfolio	Management Ownership of Securities of an Issuer	Acquiring Interests in Oil, Gas or Other Mineral Exploration	Investing in Securities of Unseasoned Issuers	Investing in Warrants	Writing or Acquiring Options
U.S. Large Cap Value Portfolio III	☒	☒	☒	☒	☒
LWAS/DFA U.S. High Book to Market Portfolio	☒	☒	☒	☒	☒
U.S. Large Company Institutional Index Portfolio
Tax-Managed U.S. Marketwide Value Portfolio II		☒
DFA International Value Portfolio	☒	☒	☒	☒	☒
DFA International Value Portfolio II	☒	☒	☒	☒	☒
DFA International Value Portfolio III	☒	☒	☒	☒	☒
DFA International Value Portfolio IV	☒	☒	☒	☒	☒
Emerging Markets Portfolio II	☒	☒	☒	☒	☒
Global 25/75 Portfolio
Global 60/40 Portfolio
Global Equity Portfolio

Dimensional Emerging Markets Value Fund Inc.

Dimensional Emerging Markets Value Fund

H-1(8)

Exhibit H-2

List of Feeder Funds and their Corresponding Master Funds' Fundamental Investment Restrictions Recommended to be Eliminated

Name of Feeder Fund	Name of Master Fund	Pledging, Mortgaging or Hypothecating	Purchasing Securities on Margin	Investing in Restricted or Illiquid Securities	Investing for the Purpose of Exercising Control	Investing in Other Investment Companies
U.S. Large Cap Value Portfolio (DFAIDG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio II (DIG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio III (DIG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
LWAS/DFA U.S. High Book to Market Portfolio (DIG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Company Portfolio (DFAIDG)	The U.S. Large Company Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Company Institutional Index Portfolio (DIG)	The U.S. Large Company Series (DFAITC)	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio (DFAIDG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)		☒			☒
Tax-Managed U.S. Marketwide Value Portfolio II (DIG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)		☒			☒
Tax-Managed U.S. Equity Portfolio (DFAIDG)	The Tax-Managed U.S. Equity Series (DFAITC)		☒			☒
Japanese Small Company Portfolio (DFAIDG)	The Japanese Small Company Series (DFAITC)	☒	☒	☒	☒
United Kingdom Small Company Portfolio (DFAIDG)	The United Kingdom Small Company Series (DFAITC)	☒	☒	☒	☒
Continental Small Company Portfolio (DFAIDG)	The Continental Small Company Series (DFAITC)	☒	☒	☒	☒
Asia Pacific Small Company Portfolio (DFAIDG)	The Asia Pacific Small Company Series (DFAITC)	☒	☒	☒	☒
LWAS/DFA International High Book to Market Portfolio (DFAIDG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio II (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio III (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio IV (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Portfolio (DFAIDG)	The Emerging Markets Series (DFAITC)	☒	☒	☒	☒
Emerging Markets Portfolio II (DIG)	The Emerging Markets Series (DFAITC)	☒	☒	☒	☒
Emerging Markets Small Cap Portfolio (DFAIDG)	The Emerging Markets Small Cap Series (DFAITC)	☒	☒		☒
DFA One-Year Fixed Income Portfolio (DFAIDG)	The DFA One-Year Fixed Income Series (DFAITC)	☒	☒	☒	☒	☒
DFA Two-Year Global Fixed Income Portfolio (DFAIDG)	The DFA Two-Year Global Fixed Income Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Value Portfolio (DFAIDG)	Dimensional Emerging Markets Value Fund Inc. (DEM)		☒		☒

H-2(1)

Exhibit H-2

List of Feeder Funds and their Corresponding Master Funds' Fundamental Investment Restrictions Recommended to be Eliminated

Name of Feeder Fund	Name of Master Fund	Management Ownership of Securities of an Issuer	Acquiring Interests in Oil, Gas or Other Mineral Exploration	Investing in Securities of Unseasoned Issuers	Investing in Warrants	Writing or Acquiring Options
U.S. Large Cap Value Portfolio (DFAIDG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio II (DFAIDG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Cap Value Portfolio III (DFAIDG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
LWAS/DFA U.S. High Book to Market Portfolio (DIG)	The U.S. Large Cap Value Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Company Portfolio (DFAIDG)	The U.S. Large Company Series (DFAITC)	☒	☒	☒	☒	☒
U.S. Large Company Institutional Index Portfolio (DIG)	The U.S. Large Company Series (DFAITC)	☒	☒	☒	☒	☒
Tax-Managed U.S. Marketwide Value Portfolio (DFAIDG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)		☒
Tax-Managed U.S. Marketwide Value Portfolio II (DIG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)		☒
Tax-Managed U.S. Equity Portfolio (DFAIDG)	The Tax-Managed U.S. Equity Series (DFAITC)		☒
Japanese Small Company Portfolio (DFAIDG)	The Japanese Small Company Series (DFAITC)	☒	☒	☒	☒	☒
United Kingdom Small Company Portfolio (DFAIDG)	The United Kingdom Small Company Series (DFAITC)	☒	☒	☒	☒	☒
Continental Small Company Portfolio (DFAIDG)	The Continental Small Company Series (DFAITC)	☒	☒	☒	☒	☒
Asia Pacific Small Company Portfolio (DFAIDG)	The Asia Pacific Small Company Series (DFAITC)	☒	☒	☒	☒	☒
LWAS/DFA International High Book to Market Portfolio (DFAIDG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio II (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio III (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
DFA International Value Portfolio IV (DIG)	The DFA International Value Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Portfolio (DFAIDG)	The Emerging Markets Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Portfolio II (DIG)	The Emerging Markets Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Small Cap Portfolio (DFAIDG)	The Emerging Markets Small Cap Series (DFAITC)	☒	☒	☒	☒	☒
DFA One-Year Fixed Income Portfolio (DFAIDG)	The DFA One-Year Fixed Income Series (DFAITC)	☒	☒	☒	☒	☒
DFA Two-Year Global Fixed Income Portfolio (DFAIDG)	The DFA Two-Year Global Fixed Income Series (DFAITC)	☒	☒	☒	☒	☒
Emerging Markets Value Portfolio (DFAIDG)	Dimensional Emerging Markets Value Fund Inc. (DEM)

H-2(2)

Exhibit H-3

Text of Funds' Current Fundamental Investment Restrictions Recommended to be Eliminated
As Described in Proposals 6 and 13

Sub-Proposals 6(a) and 13(a): Pledging, Mortgaging, or Hypothecating

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III

DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Enhanced U.S. Large Company Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio

DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series
The U.S. Large Company Series	Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in [the borrowing restriction] above.

* * * *

H-3(1)

Sub-Proposals 6(b) and 13(b): Purchasing Securities on Margin

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Real Estate Securities Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
Large Cap International Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
Enhanced U.S. Large Company Portfolio

DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
LWAS/DFA U.S. High Book to Market Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
U.S. Large Company Institutional Index Portfolio

DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series
The U.S. Large Company Series	Purchase securities on margin [or sell short].* * The Portfolio/Series restriction that the Portfolio/Series may not sell short is not recommended to be eliminated.

H-3(2)

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DFAIDG
U.S. Targeted Value Portfolio
Emerging Markets Value Portfolio
Tax-Managed DFA International Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
DFA Short-Term Municipal Bond Portfolio

DFAITC
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series

DIG
Global 25/75 Portfolio
Global 60/40 Portfolio
Global Equity Portfolio
Tax-Managed U.S. Marketwide Value Portfolio II

DEM
Dimensional Emerging Markets Value Fund	Purchase securities on margin.

* * * *

Sub-Proposals 6(c) and 13(c): Investing in Restricted or Illiquid Securities

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA One-Year Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
Large Cap International Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio

DFAITC
The DFA One-Year Fixed Income Series
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The U.S. Large Company Series	Invest more than 10% of the value of the Portfolio's/Series' total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments.

H-3(3)

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DIG
DFA International Value Portfolio
DFA International Value Portfolio III
U.S. Large Cap Value Portfolio III
LWAS/DFA Two-Year Government Portfolio
LWAS/DFA U.S. High Book to Market Portfolio
Emerging Markets Portfolio II
DFA International Value Portfolio IV
DFA International Value Portfolio II
U.S. Large Cap Value Portfolio II
LWAS/DFA Two-Year Fixed Income Portfolio

DFAIDG
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
DFA Short-Term Municipal Bond Portfolio
Emerging Markets Portfolio
U.S. Large Cap Value Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
LWAS/DFA International High Book to Market Portfolio

DFAITC
The DFA International Value Series
The Emerging Markets Series
The U.S. Large Cap Value Series	Invest more than 15% of the value of the Portfolio's/Series' total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments.

* * * *

Sub-Proposals 6(d) and 13(d): Investing for the Purpose of Exercising Control

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DEM
Dimensional Emerging Markets Value Fund

DIG
LWAS/DFA Two-Year Government Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III

DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
Large Cap International Portfolio
DFA Real Estate Securities Portfolio	Invest for the purpose of exercising control over management of any company.

H-3(4)

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
Enhanced U.S. Large Company Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio

DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series
The U.S. Large Company Series

* * * *

Sub-Proposals 6(e) and 13(e): Investing in Other Investment Companies

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III

DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
Large Cap International Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio	Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization.

H-3(5)

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio

DFAITC
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The U.S. Large Cap Value Series
The U.S. Large Company Series

DFAITC
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The Asia Pacific Small Company Series
The Continental Small Company Series
DFAIDG
U.S. Targeted Value Portfolio
DFA Short-Term Municipal Bond Portfolio
International Small Company Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
Enhanced U.S. Large Company Portfolio
U.S. Micro Cap Portfolio

DIG
Emerging Markets Portfolio II
Tax-Managed U.S. Marketwide Value Portfolio II	Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that [each of] the Portfolio/Series may invest [its] assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts.

DFAIDG DFA Real Estate Securities Portfolio	Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that the DFA Real Estate Securities Portfolio may invest in a REIT that is registered as an investment company.

* * * *

H-3(6)

Sub-Proposals 6(f) and 13(f): Management Ownership of Securities of an Issuer

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
Large Cap International Portfolio
DFA Real Estate Securities Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Enhanced U.S. Large Company Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III	Purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series
The U.S. Large Company Series	Purchase or retain securities of an issuer if those officers and than trustees of the Trust or officers and directors of the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

* * * *

H-3(7)

Sub-Proposals 6(g) and 13(g): Acquiring Interests in Oil, Gas or Other Mineral Exploration, Leases or Development Programs

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
Tax-Managed U.S. Marketwide Value Portfolio II
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series
The U.S. Large Company Series
The Tax-Managed U.S. Equity Series
The Tax-Managed U.S. Marketwide Value Series	Acquire interests in oil, gas or other mineral exploration, leases or development programs.

* * * *

H-3(8)

Sub-Proposals 6(h) and 13(h): Investing in Securities of Unseasoned Issuers

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
Large Cap International Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
Enhanced U.S. Large Company Portfolio
International Small Company Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series
The U.S. Large Company Series	Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

* * * *

H-3(9)

Sub-Proposals 6(i) and 13(i): Investing in Warrants

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFAITC
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series	Purchase warrants.

DFAIDG
LWAS/DFA International High Book to Market Portfolio
DIG
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III	Purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities.

DIG
DFA International Value Portfolio
DFAIDG
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Enhanced U.S. Large Company Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The Emerging Markets Series	Purchase warrants, however, the Portfolios/Series may acquire warrants as a result of corporate actions involving its holdings of other equity securities.

H-3(10)

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
The Emerging Markets Small Cap Series The U.S. Large Cap Value Series The U.S. Large Company Series

* * * *

Sub-Proposals 6(j) and 13(j): Writing or Acquiring Options

Portfolio/Series	Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not . . .)
DIG
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
DFA International Value Portfolio
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Emerging Markets Portfolio II
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
DFAIDG
DFA Five-Year Global Fixed Income Portfolio
DFA Five-Year Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA International Small Cap Value Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Small Company Portfolio
Asia Pacific Small Company Portfolio
Continental Small Company Portfolio
Japanese Small Company Portfolio
United Kingdom Small Company Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Large Cap Value Portfolio
U.S. Large Company Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
DFAITC
The Asia Pacific Small Company Series
The Continental Small Company Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The DFA International Value Series
The DFA One-Year Fixed Income Series
The DFA Two-Year Global Fixed Income Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The U.S. Large Cap Value Series
The U.S. Large Company Series	Write or acquire options (except as described in [commodities restriction] above).

* * * *

H-3(11)

Exhibit I-1

Proposed Form of Sub-Advisory Agreement with DFA Australia

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT dated this [ ] day of [ ], 2009 among [ ], a [Maryland corporation/Delaware statutory trust] (the "Fund"), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership ("DFA"), and DFA AUSTRALIA LIMITED, a corporation organized under the laws of New South Wales ("DFA Australia").

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including the [ ] (the "Portfolio"); and

WHEREAS, the Portfolio invests in securities of issuers associated with international markets designated by the Investment Committee of DFA, as categorized, defined, and limited in accordance with the Fund's prospectus; and

WHEREAS, DFA Australia personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to international securities; and

WHEREAS, DFA wishes to retain DFA Australia as sub-advisor with respect to the Portfolio, and DFA Australia wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.  Services to Be Performed. DFA hereby employs, subject to approval by the Board of [Directors/Trustees] of the Fund and supervision by DFA, DFA Australia to furnish, at DFA Australia's expense, the services described below with respect to the Portfolio:

a.  DFA Australia shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, (i) providing investment and ancillary services for DFA and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940 (the "1940 Act"). In carrying out its obligations hereunder, DFA Australia will act with a view to the Portfolio's objectives, as set forth in the Fund's registration statement, and otherwise communicated to DFA Australia by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible. DFA Australia shall not receive any commission or rebate from any broker or dealer to whom it allocates trades nor shall it receive any commission from DFA based upon the allocation of trades. DFA will advise DFA Australia of changes in the Fund's Amended and Restated [Articles of Incorporation/Agreement and Declaration of Trust], Amended and Restated By-Laws, and registration statement, and any objectives not appearing therein, as they may be relevant to DFA Australia's performance under this Agreement. DFA will furnish to DFA Australia reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Board of [Directors/Trustees] of the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio ("execution schedules"), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFA Australia in connection therewith, and may delegate to DFA Australia the preparation of such schedules. On at least a semi-annual basis, DFA will review the Portfolio's holdings, make, itself or in consultation with DFA Australia, any necessary adjustments to the execution schedules, and review the securities trading process and executions. DFA Australia is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA, from time to time, or in specific cases. DFA Australia shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including, without limitation, the custodian of the Fund. DFA Australia shall review and coordinate its agency trading and execution strategies, practices, and results with DFA as frequently as reasonably requested.

I-1(1)

b.  DFA Australia shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFA Australia, DFA, and the Fund.

c.  DFA Australia shall periodically provide DFA with data concerning the Asia Pacific markets, and it shall maintain and provide to DFA current financial information with respect to specific Asia Pacific securities on the execution schedules. DFA Australia shall also furnish DFA with advice and information regarding securities of Asia Pacific companies and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFA Australia shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

2.  Compensation. For the services provided by DFA Australia hereunder, DFA shall pay DFA Australia a fee equal to $13,000 (US) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

3.  Liability of DFA Australia. DFA Australia shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

4.  Term. This Agreement shall become effective as of [                     ], 2009, and shall remain in effect until [                   ], 20      , unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by: (a) the vote of a majority of the Fund's [Directors/Trustees], or (b) the vote of a majority of the outstanding voting securities of the Portfolio, and (c) the vote of a majority of those [Directors/Trustees] who are not parties to this Agreement or interested persons of any such party (except as [Directors/Trustees] of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

This Agreement may be terminated by DFA or by DFA Australia at any time, without penalty, on ninety (90) days' written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of [Directors/Trustees] of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to DFA Australia by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term "assignment" for this purpose shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned, or not renewed.

5.  DFA Australia will promptly notify DFA and the Fund of any change in the composition of its Board of [Directors/Trustees].

6.  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

I-1(2)

IN WITNESS WHEREOF, DFA, DFA Australia, and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP

By:	Dimensional Holdings Inc., General Partner

By:	________________________________________

Name Title

DFA AUSTRALIA LIMITED

By:	________________________________________

Name Title

[ ]

By:	________________________________________

Name Title

I-1(3)

Exhibit I-2

Proposed Form of Sub-Advisory Agreement with DFAL

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT dated this [    ] day of [            ], 2009 among [               ], a [Maryland corporation/Delaware statutory trust] (the "Fund"), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership ("DFA") and DIMENSIONAL FUND ADVISORS LTD., a company organized under the laws of England ("DFAL").

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including [                  ] (the "Portfolio"); and

WHEREAS, the Portfolio invests in United Kingdom and European securities as categorized, defined and limited in accordance with the Fund's prospectus; and

WHEREAS, DFAL personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to United Kingdom and European securities; and

WHEREAS, DFA wishes to retain DFAL as sub-advisor with respect to the Portfolio, and DFAL wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.  Services To Be Performed. DFA hereby employs, subject to approval by the Board of [Directors/Trustees] of the Fund and supervision by DFA, DFAL to furnish, at DFAL's expense, the services described below with respect to the Portfolio:

a.  DFAL shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, the maintenance of a trading desk; the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and the allocation of trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940, as amended. In carrying out its obligations hereunder, DFAL will act with a view to the Portfolio's objectives as set forth in the Fund's prospectus and otherwise communicated to DFAL by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of stocks being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed. DFA will advise DFAL of changes in the Fund's Amended and Restated [Articles of Incorporation/Agreement and Declaration of Trust], amended and restated bylaws, and prospectus and any objectives not appearing therein as they may be relevant to DFAL's performance under this Agreement. DFA will furnish to DFAL reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio ("execution schedules"), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFAL in connection therewith, and may delegate to DFAL the preparation of such schedules. On at least a semi-annual basis DFA will review the Portfolio's holdings, make, itself or in consultation with DFAL, any necessary adjustments to the execution schedules and review the securities trading process and executions. DFAL is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA from time to time or in specific cases. DFAL shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including without limitation the custodian of the Fund. DFAL shall review and coordinate its agency trading and execution strategies, practices and results with DFA as frequently as reasonably requested.

b.  DFAL shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFAL, DFA and the Fund.

c.  DFAL shall periodically provide DFA with data concerning the United Kingdom and European equity market; and it shall maintain and provide to DFA current financial information with respect to specific

I-2(1)

United Kingdom and European equity market stocks on the execution schedules. DFAL shall also furnish DFA with advice and information regarding securities of United Kingdom and European equity market small companies and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFAL shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

3.  Compensation. For the services provided by DFAL hereunder DFA shall pay DFAL a fee equal to $13,000 (US) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

4.  Liability of DFAL. Except as provided by the next sentence, DFAL shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFAL in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The foregoing sentence does not apply to any liability which DFAL may have arising out of the execution by it or any of its employees, officers or agents of portfolio transactions for the Account.

5.  Term. This Agreement shall become effective as of [ ], 2009 and shall remain in effect until [ ], 20 unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by (a) the vote of a majority of the Fund's [Directors/Trustees], or (b) the vote of a majority of the outstanding voting securities of the Portfolio and (c) the vote of a majority of those [Directors/Trustees] who are not parties to this Agreement or interested persons of any such party (except as [Directors/Trustees] of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

This Agreement may be terminated by DFA or by DFAL at any time without penalty on ninety (90) days' written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of [Directors/Trustees] of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to DFAL by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term "assignment" for this purpose shall have the meaning set forth in Section 2(a)(4) of the Investment Company of 1940.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned or not renewed.

6.  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

7.  Governing Law and Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of [Maryland/Delaware] without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any U.S. federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and any rules and regulations promulgated thereunder. The parties agree and consent to the jurisdiction of the State and federal courts of Maryland.

8.  Schedules. Schedules to this Agreement form a part of it.

[signature page follows]

I-2(2)

IN WITNESS WHEREOF, DFA, DFAL and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP,

By Dimensional Holdings Inc., General Partner

By: __________________________________________

Name: ________________________________________

Title: _________________________________________

DIMENSIONAL FUND ADVISORS LTD.

By: __________________________________________

Name: ________________________________________

Title: _________________________________________

[ ]

By: __________________________________________

Name: ________________________________________

Title: _________________________________________

I-2(3)

Schedule to Sub-Advisory Agreement

CUSTOMER CATEGORISATION

DFAL is authorised and regulated by the Financial Services Authority in the United Kingdom (the FSA"). DFAL has categorised DFA as a Professional Client (as defined in the FSA Rules) and DFAL will provide its services hereunder on that basis.

DFA has the right to request DFAL to categorise it as a retail client (as defined in the FSA Rules) either generally or in specific circumstances. However, if DFA were to request to be categorized as a retail client, DFAL would not be able to provide the services outlined in the Agreement as DFAL does not provide services to retail clients.

Any reference to "FSA Rules" shall means the rules, guidance, principles and codes comprised in the Handbook of Rules and Guidance issued by the FSA.

The parties understand and agree that such categorisation is not intended to, and does not, affect the relationship between and among the parties under the 1940 Act or the Advisers Act.

I-2(4)

Exhibit I-3

Information Regarding Advisory Agreements of the Foreign Funds

Name of Portfolio/Series	Date of Advisory Agreement	Date Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders	Rate of compensation under Advisory Agreement	Aggregate amount of fees paid to the Advisor during the last fiscal year
DFA International Small Cap Value Portfolio	December 20, 1994	December 29, 1994	Approval by initial sole shareholder	0.65%	$44,953,000
Large Cap International Portfolio	April 2, 1991	April 2, 1991	Approval by initial sole shareholder	0.25%	$4,438,000
Tax-Managed DFA International Value Portfolio	December 7, 1998, amended March 27, 2001	December 7, 1998	Approval by initial sole shareholder	0.50%	$10,673,000
Emerging Markets Core Equity Portfolio	March 30, 2005	April 4, 2005	Approval by initial sole shareholder	0.55%	$8,838,000
The DFA International Value Series	December 1, 1993	February 14, 1994	Approval by initial sole shareholder	0.20%	$11,736,000
The Emerging Markets Series	January 11, 1994	April 22, 1994	Approval by initial sole shareholder	0.10%	$2,146,000
The Emerging Markets Small Cap Series	October 18, 1996	December 1, 2006	Approval by initial sole shareholder	0.20%	$1,431,000
Dimensional Emerging Markets Value Fund	November 26, 1997	November 21, 1997	Approval by initial sole shareholder	0.10%	$6,904,000

I-3(1)

Exhibit I-4

List of Executive Officers of DFA Australia

Chairman, Director and Chief Executive Officer	J. Glenn Crane

Director, Vice President, Chief Operating Officer and Secretary (Co-)	Andrew Cain

Chief Investment Officer and Vice President	Eduardo Repetto

Vice President, Senior Portfolio Manager	Graham Lennon

Vice President, Controller and Compliance Manager	Stephen Palmer

Director, Chief Financial Officer, Vice President and Treasurer	Dave Martin

Director, Vice President and Secretary	Catherine L. Newell

Vice President/Assistant Secretary	Valerie A. Brown

Vice President/Assistant Secretary	Richard A. Eustice

Vice President	Robert T. Deere

Vice President	Karen E. Umland

Vice President	David A. Plecha

Vice President	Steve Garth

Vice President	Stephen A. Clark

Vice President	Henry F. Gray

Vice President	John Romiza

Global Chief Compliance Officer	Christopher S. Crossan

Operations Manager	Carolin Ghali

I-4(1)

Exhibit I-5

List of Other Funds Sub-Advised by DFA Australia that Have Similar Investment Mandates as the
Foreign Funds and the Fees Charged for Such Services

Name of Portfolio/Series	Other Sub-Advised Funds by DFA Australia with similar mandates/Fees charged by DFA Australia*	Size of Other Sub-Advised Fund as of October 31, 2008
DFA International Small Cap Value Portfolio	International Core Equity Portfolio—$13,000 (US) per year	$1,981,049,000
Large Cap International Portfolio	CSTG&E International Social Core Equity Portfolio—$13,000 (US) per year	56,479,000
Tax-Managed DFA International Value Portfolio	International Sustainability Core 1 Portfolio—$13,000 (US) per year	37,655,000
The DFA International Value Series	DFA International Value ex Tobacco Portfolio—$13,000 (US) per year	31,792,000
	International Vector Equity Portfolio—$13,000 (US) per year	66,774,000
	T.A. World ex U.S. Core Equity Portfolio—$13,000 (US) per year	228,318,000
	VA International Small Portfolio—$13,000 (US) per year	44,770,000
Emerging Markets Core Equity Portfolio	Emerging Markets Social Core Equity Portfolio—$13,000 (US) per year	215,101,000
The Emerging Markets Series
The Emerging Markets Small Cap Series
Dimensional Emerging Markets Value Fund

  *  DFA Australia has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the Other Sub-Advised Funds with similar mandates listed in this Exhibit.

I-5(1)

Exhibit I-6

List of Executive Officers of DFAL

Chairman, Director and Chief Executive Officer	David M. Salisbury

Chief Operating Officer	Richard A. Eustice

Vice President, Chief Financial Officer and Treasurer	David R. Martin

Vice President	Garrett Quigley

Vice President and Secretary	Catherine L. Newell

Vice President and Assistant Secretary	Valerie A. Brown

Vice President	Akbar Ali

Vice President	Karen E. Umland

Vice President	David A. Plecha

Vice President	Samuel C. Adams

Vice President	John Romiza

Global Chief Compliance Officer	Christopher S. Crossan

Vice President and Head of Finance and Compliance	Anthony Rossdale

Assistant Secretary	Heidi Menning

Compliance Officer	Jonathan Ward

I-6(1)

Exhibit I-7

List of Other Funds Sub-Advised by DFAL that Have Similar Investment Mandates as the
Foreign Funds and the Fees Charged for Such Services

Name of Portfolio/Series	Other Sub-Advised Funds by DFAL with similar mandates/Fees charged by DFAL*	Size of Other Sub-Advised Fund as of October 31, 2008
DFA International Small Cap Value Portfolio	International Core Equity Portfolio—£50,000 (GBP) per year	$1,981,049,000
Large Cap International Portfolio	CSTG&E International Social Core Equity Portfolio—£50,000 (GBP) per year	56,479,000
Tax-Managed DFA International Value Portfolio	International Sustainability Core 1 Portfolio—£50,000 (GBP) per year	37,655,000
The DFA International Value Series	DFA International Value ex Tobacco Portfolio—£50,000 (GBP) per year	31,792,000
	International Vector Equity Portfolio—£50,000 (GBP) per year	66,774,000
	T.A. World ex U.S. Core Equity Portfolio—£50,000 (GBP) per year	228,318,000
	VA International Small Portfolio—£50,000 (GBP) per year	44,770,000
Emerging Markets Core Equity Portfolio	Emerging Markets Social Core Equity Portfolio—£50,000 (GBP) per year	215,101,000
The Emerging Markets Series
The Emerging Markets Small Cap Series
Dimensional Emerging Markets Value Fund

  *  DFAL has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the Other Sub-Advised Funds with similar mandates listed in this Exhibit.

I-7(1)

Exhibit J-1

Compensation Paid by the Feeder Funds to Dimensional

Name of Portfolio	Reason for payment	Annual Rate of compensation under Administration Agreement (as a % of average daily net assets)	Aggregate amount of fees paid to the Advisor during the fiscal period December 1, 2008 - October 31, 2008
U.S. Large Cap Value Portfolio	Pursuant to Administration Agreement	0.15%	$89,628,000

U.S. Large Company Portfolio	Pursuant to Administration Agreement	0.095%	$2,852,000 ($2,883,000 after recoupment of fees previously waived)

Tax-Managed U.S. Marketwide Value Portfolio	Pursuant to Administration Agreement	0.15%	$3,274,000

Tax-Managed U.S. Equity Portfolio	Pursuant to Administration Agreement	0.15%	$2,379,000 ($2,229,000 after waiver)

Japanese Small Company Portfolio	Pursuant to Administration Agreement	0.40%	$650,000

United Kingdom Small Company Portfolio	Pursuant to Administration Agreement	0.40%	$139,000 ($120,000 after waiver)

Continental Small Company Portfolio	Pursuant to Administration Agreement	0.40%	$556,000

Asia Pacific Small Company Portfolio	Pursuant to Administration Agreement	0.40%	$446,000 ($450,000 after recoupment of fees previously waived)

LWAS/DFA International High Book to Market Portfolio	Pursuant to Administration Agreement	0.01%	$13,000

Emerging Markets Portfolio	Pursuant to Administration Agreement	0.40%	$10,054,000

Emerging Markets Small Cap Portfolio	Pursuant to Administration Agreement	0.45%	$4,706,000

Emerging Markets Value Portfolio	Pursuant to Administration Agreement	0.40%	$25,407,000

DFA One-Year Global Fixed Income Portfolio	Pursuant to Administration Agreement	0.10%	$3,110,000

DFA Two-Year Global Fixed Income Portfolio	Pursuant to Administration Agreement	0.10%	$2,920,000

U.S. Large Cap Value Portfolio II	Pursuant to Administration Agreement	0.01%	$20,000

U.S. Large Cap Value Portfolio III	Pursuant to Administration Agreement	0.01%	$150,000

LWAS/DFA U.S. High Book to Market Portfolio	Pursuant to Administration Agreement	0.01%	$10,000

J-1(1)

Name of Portfolio	Reason for payment	Annual Rate of compensation under Administration Agreement (as a % of average daily net assets)	Aggregate amount of fees paid to the Advisor during the fiscal period December 1, 2008 - October 31, 2008
U.S. Large Company Institutional Index Portfolio	Pursuant to Administration Agreement	0.05%	$429,000 ($345,000 after waiver)

Tax-Managed U.S. Marketwide Value Portfolio II	Pursuant to Administration Agreement	0.00%	$0

DFA International Value Portfolio	Pursuant to Administration Agreement	0.20%	$10,005,000

DFA International Value Portfolio II	Pursuant to Administration Agreement	0.01%	$30,000

DFA International Value Portfolio III	Pursuant to Administration Agreement	0.01%	$96,000

DFA International Value Portfolio IV	Pursuant to Administration Agreement	0.20% of the first $40 million in assets and no fees for assets exceeding $40 million	$73,000

Emerging Markets Portfolio II	Pursuant to Administration Agreement	0.15%	$335,000

J-1(2)

Exhibit J-2

DFA INVESTMENT DIMENSIONS GROUP INC.

__________________________________PORTFOLIO

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this          day of                          , 2009, by and between DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (the "Fund"), and DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (the "Advisor").

1.  Duties of Advisor. The Fund hereby employs the Advisor to manage the investment and reinvestment of the assets of the                                   Portfolio (the "Portfolio"), to continuously review, supervise, and administer the Portfolio's investment program, to determine in its discretion the securities to be purchased or sold, including the determination as to the appropriate investment company in which to invest the Portfolio's assets to achieve the Portfolio's investment objective pursuant to a master-feeder arrangement, to determine at its discretion the portion of the Portfolio's assets to be uninvested, to provide the Fund with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and the Board of Directors of the Fund, all in compliance with the objectives, policies, and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. In addition, at the Advisor's discretion, the Advisor may manage the investment of a portion of the assets of the Portfolio in securities or other instruments for cash management purposes. The Advisor accepts such employment and agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services described herein on the terms and for the compensation provided herein.

2.  Portfolio Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best effort to obtain the best available prices and most favorable executions, except as prescribed herein. It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or to the Portfolio, or be in breach of any obligation owing to the Fund or to the Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Portfolio to pay a member of a securities exchange, a broker, or a dealer a commission for effecting a securities transaction for the Portfolio in excess of the amount of commission another member of an exchange, broker, or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Advisor will promptly communicate to the officers and directors of the Fund such information relating to transactions for the Portfolio as they may reasonably request.

3.  Compensation of the Advisor. For the services to be rendered by the Advisor as provided in Section 1 of this Agreement, the Advisor, shall receive no compensation.

4.  Other Services. At the request of the Fund, the Advisor, in its discretion, may make available to the Fund office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel, and services shall be provided for or rendered by the Advisor and billed to the Fund at the Advisor's cost and, where applicable, the cost thereof shall be apportioned among the several Portfolios of the Fund proportionate to their respective utilization thereof.

5.  Reports. The Fund and the Advisor agree to furnish to each other information with regard to their respective affairs as each may reasonably request.

6.  Status of the Advisor. The services of the Advisor to the Fund, or with respect to the Portfolio, are not to be deemed exclusive, and the Advisor shall be free to render similar services to others, as long as its services to the Fund or to the Portfolio are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

7.  Liability of Advisor. No provision of this Agreement shall be deemed to protect the Advisor against any liability to the Fund or the shareholders of the Portfolio to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

J-2(1)

8.  Permissible Interests. Subject to and in accordance with the charters of the Fund and the Advisor, respectively, directors, officers, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders, or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise and the effect of any such interrelationships shall be governed by said charters and the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

9.  Duration and Termination. This Agreement shall become effective on                              , 2009 (the "Effective Date") and shall continue in effect until                  , 2011, and thereafter, only if such continuance is approved at least annually by a vote of the Fund's Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or interested persons of any such party, cast in person, at a meeting called for the purpose of voting such approval. In addition, the question of continuance of this Agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of the holders of a majority of the respective outstanding voting securities of the Portfolio.

This Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the respective outstanding voting securities of the Portfolio, on sixty days written notice to the Advisor.

This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be terminated by the Advisor after ninety (90) days' written notice to the Fund.

Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

As used in this section, the terms "assignment," "interested persons," and a "vote of the holders of majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19), Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

10.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed this           day of                                , 2009.

DIMENSIONAL FUND ADVISORS LP		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	DIMENSIONAL HOLDINGS INC., General Partner

By:	__________________________________	By:	_________________________________

	Name _____________________________ Title _____________________________		Name ____________________________ Title ____________________________

J-2(2)

Exhibit J-3

Advisory Fees Paid to Dimensional by the Master Funds

Name of Feeder Fund	Name of Master Fund	Annual Rate of Compensation Paid to Dimensional by Master Fund (as a % of average daily net assets)	Net Assets of Master Fund as of October 31, 2008
DFA One-Year Fixed Income Portfolio	The DFA One-Year Fixed Income Series	0.05%	$3,225,372,000

DFA Two-Year Global Fixed Income Portfolio	The DFA Two-Year Global Fixed Income Series	0.05%	$3,264,848,000

U.S. Large Company Portfolio U.S. Large Company Institutional Index Portfolio	The U.S. Large Company Series	0.025%	$3,273,652,000

U.S. Large Cap Value Portfolio U.S. Large Cap Value Portfolio II U.S. Large Cap Value Portfolio III LWAS/DFA U.S. High Book to Market Portfolio	The U.S. Large Cap Value Series	0.10%	$6,739,363,000

DFA International Value Portfolio DFA International Value Portfolio II DFA International Value Portfolio III DFA International Value Portfolio IV LWAS/DFA International High Book to Market Portfolio	The DFA International Value Series	0.20%	$4,700,337,000

Tax-Managed U.S. Marketwide Value Portfolio Tax-Managed U.S. Marketwide Value Portfolio II	The Tax-Managed U.S. Marketwide Value Series	0.20%	$2,190,724,000

Tax-Managed U.S. Equity Portfolio	The Tax-Managed U.S. Equity Series	0.05%	$1,268,508,000

Japanese Small Company Portfolio	The Japanese Small Company Series	0.10%	$1,062,964,000

United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	0.10%	$555,390,000

Continental Small Company Portfolio	The Continental Small Company Series	0.10%	$1,111,585,000

Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	0.10%	$441,237,000

Emerging Markets Portfolio Emerging Markets Portfolio II	The Emerging Markets Series	0.10%	$1,624,524,000

Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund Inc.	0.10%	$4,048,404,000

Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	0.20%	$566,379,000

J-3(1)

Exhibit K

Number of Outstanding Shares of each Fund as of March 27, 2009

Fund	Number of Outstanding Shares
The DFA Investment Trust Company
U.S. Large Cap Value Series
U.S. Large Company Series
Tax-Managed U.S. Marketwide Value Series
Tax-Managed U.S. Equity Series
Japanese Small Company Series
United Kingdom Small Company Series
Continental Small Company Series
Asia Pacific Small Company Series
Canadian Small Company Series
DFA International Value Series
Emerging Markets Series
Emerging Markets Small Cap Series
DFA One-Year Fixed Income Series
DFA Two-Year Global Fixed Income Series
DFA Investment Dimensions Group Inc.
DFA Real Estate Securities Portfolio
Institutional Class
Class R1
Class R2
Tax-Managed U.S. Small Cap Portfolio
Institutional Class
Tax-Managed U.S. Targeted Value Portfolio
Institutional Class
U.S. Targeted Value Portfolio
Institutional Class
Class R1
Class R2
U.S. Core Equity 1 Portfolio
Institutional Class
Class R1
Class R2
U.S. Core Equity 2 Portfolio
Institutional Class
Class R1
Class R2
U.S. Vector Equity Portfolio
Institutional Class
Class R1
Class R2
T.A. U.S. Core Equity 2 Portfolio
Institutional Class
U.S. Social Core Equity 2 Portfolio
Institutional Class
CSTG&E U.S. Social Core Equity 2 Portfolio
Institutional Class
U.S. Sustainability Core 1 Portfolio
Institutional Class
DFA International Small Cap Value Portfolio
Institutional Class

K(1)

Fund	Number of Outstanding Shares
Large Cap International Portfolio
Institutional Class
Class R1
Class R2
Tax-Managed DFA International Value Portfolio
Institutional Class
Emerging Markets Core Equity Portfolio
Institutional Class
Class R1
Class R2
International Core Equity Portfolio
Institutional Class
Class R1
Class R2
Emerging Markets Social Core Equity Portfolio
Institutional Class
DFA International Real Estate Securities Portfolio
Institutional Class
Class R1
Class R2
CSTG&E International Social Core Equity Portfolio
Institutional Class
International Sustainability Core 1 Portfolio
Institutional Class
DFA International Value ex Tobacco Portfolio
Institutional Class
International Vector Equity Portfolio
Institutional Class
DFA Five-Year Global Fixed Income Portfolio
Institutional Class
Class R1
Class R2
DFA Intermediate Government Fixed Income Portfolio
Institutional Class
Class R1
Class R2
DFA Five-Year Government Portfolio
Institutional Class
Class R1
Class R2
DFA Short-Term Municipal Bond Portfolio
Institutional Class
DFA Inflation-Protected Securities Portfolio
Institutional Class
Class R1
Class R2
DFA California Short-Term Municipal Bond Portfolio
Institutional Class
DFA Selectively Hedged Global Fixed Income Portfolio
Institutional Class
U.S. Micro Cap Portfolio
Institutional Class
U.S. Small Cap Portfolio
Institutional Class
Class R1
Class R2

K(2)

Fund	Number of Outstanding Shares
U.S. Large Cap Value Portfolio
Institutional Class
Class R1
Class R2
Enhanced U.S. Large Company Portfolio
Institutional Class
Class R1
Class R2
U.S. Small Cap Value Portfolio
Institutional Class
U.S. Large Company Portfolio
Institutional Class
Class R1
Class R2
Tax-Managed U.S. Marketwide Value Portfolio
Institutional Class
Tax-Managed U.S. Equity Portfolio
Institutional Class
Japanese Small Company Portfolio
Institutional Class
United Kingdom Small Company Portfolio
Institutional Class
Continental Small Company Portfolio
Institutional Class
Asia Pacific Small Company Portfolio
Institutional Class
LWAS/DFA Int'l High Book to Market Portfolio
Institutional Class
Emerging Markets Portfolio
Institutional Class
Class R1
Class R2
Emerging Markets Small Cap Portfolio
Institutional Class
DFA One-Year Fixed Income Portfolio
Institutional Class
Class R1
Class R2
DFA Two-Year Global Fixed Income Portfolio
Institutional Class
Class R1
Class R2
Emerging Markets Value Portfolio
Institutional Class
Class R1
Class R2
International Small Company Portfolio
Institutional Class
Class R1
Class R2
DFA Global Real Estate Securities Portfolio
Institutional Class
T.A. World ex U.S. Core Equity Portfolio
Institutional Class
DFA Short-Term Extended Quality Portfolio
Institutional Class

K(3)

Fund	Number of Outstanding Shares
Dimensional Investment Group Inc.
LWAS/DFA Two-Year Fixed Income Portfolio
Institutional Class
LWAS/DFA Two-Year Government Portfolio
Institutional Class
U.S. Large Cap Value Portfolio II
Institutional Class
U.S. Large Cap Value Portfolio III
Institutional Class
LWAS/DFA U.S. High Book to Market Portfolio
Institutional Class
U.S. Large Company Institutional Index Portfolio
Institutional Class
Tax-Managed U.S. Marketwide Value Portfolio II
Institutional Class
DFA International Value Portfolio
Institutional Class
Class R1
Class R2
DFA International Value Portfolio II
Institutional Class
DFA International Value Portfolio III
Institutional Class
DFA International Value Portfolio IV
Institutional Class
Emerging Markets Portfolio II
Institutional Class
Global 25/75 Portfolio
Institutional Class
Class R1
Class R2
Global 60/40 Portfolio
Institutional Class
Class R1
Class R2
Global Equity Portfolio
Institutional Class
Class R1
Class R2
Dimensional Emerging Markets Value Fund Inc.
Dimensional Emerging Markets Value Fund

K(4)

Exhibit L

Principal Holders of Shares of the Funds as of March 27, 2009

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
The DFA Investment Trust Company
U.S. Large Cap Value Series
U.S. Large Company Series
Tax-Managed U.S. Marketwide Value Series
Tax-Managed U.S. Equity Series
Japanese Small Company Series
United Kingdom Small Company Series
Continental Small Company Series
Asia Pacific Small Company Series
Canadian Small Company Series
DFA International Value Series
Emerging Markets Series
Emerging Markets Small Cap Series
DFA One-Year Fixed Income Series
DFA Two-Year Global Fixed Income Series
DFA Investment Dimensions Group Inc.
DFA Real Estate Securities Portfolio
Institutional Class
Class R1
Class R2
Tax-Managed U.S. Small Cap Portfolio
Institutional Class
Tax-Managed U.S. Targeted Value Portfolio
Institutional Class
U.S. Targeted Value Portfolio
Institutional Class
Class R1
Class R2
U.S. Core Equity 1 Portfolio
Institutional Class
Class R1
Class R2
U.S. Core Equity 2 Portfolio
Institutional Class
Class R1
Class R2
U.S. Vector Equity Portfolio
Institutional Class
Class R1
Class R2
T.A. U.S. Core Equity 2 Portfolio
Institutional Class
U.S. Social Core Equity 2 Portfolio
Institutional Class
CSTG&E U.S. Social Core Equity 2 Portfolio
Institutional Class
U.S. Sustainability Core 1 Portfolio
Institutional Class
DFA International Small Cap Value Portfolio
Institutional Class

L(1)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Large Cap International Portfolio
Institutional Class
Class R1
Class R2
Tax-Managed DFA International Value Portfolio
Institutional Class
Emerging Markets Core Equity Portfolio
Institutional Class
Class R1
Class R2
International Core Equity Portfolio
Institutional Class
Class R1
Class R2
Emerging Markets Social Core Equity Portfolio
Institutional Class
DFA International Real Estate Securities Portfolio
Institutional Class
Class R1
Class R2
CSTG&E International Social Core Equity Portfolio
Institutional Class
International Sustainability Core 1 Portfolio
Institutional Class
DFA International Value ex Tobacco Portfolio
Institutional Class
International Vector Equity Portfolio
Institutional Class
DFA Five-Year Global Fixed Income Portfolio
Institutional Class
Class R1
Class R2
DFA Intermediate Government Fixed Income Portfolio
Institutional Class
Class R1
Class R2
DFA Five-Year Government Portfolio
Institutional Class
Class R1
Class R2
DFA Short-Term Municipal Bond Portfolio
Institutional Class
DFA Inflation-Protected Securities Portfolio
Institutional Class
Class R1
Class R2
DFA California Short-Term Municipal Bond Portfolio
Institutional Class
DFA Selectively Hedged Global Fixed Income Portfolio
Institutional Class
U.S. Micro Cap Portfolio
Institutional Class

L(2)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
U.S. Small Cap Portfolio
Institutional Class
Class R1
Class R2
U.S. Large Cap Value Portfolio
Institutional Class
Class R1
Class R2
Enhanced U.S. Large Company Portfolio
Institutional Class
Class R1
Class R2
U.S. Small Cap Value Portfolio
Institutional Class
U.S. Large Company Portfolio
Institutional Class
Class R1
Class R2
Tax-Managed U.S. Marketwide Value Portfolio
Institutional Class
Tax-Managed U.S. Equity Portfolio
Institutional Class
Japanese Small Company Portfolio
Institutional Class
United Kingdom Small Company Portfolio
Institutional Class
Continental Small Company Portfolio
Institutional Class
Asia Pacific Small Company Portfolio
Institutional Class
LWAS/DFA Int'l High Book to Market Portfolio
Institutional Class
Emerging Markets Portfolio
Institutional Class
Class R1
Class R2
Emerging Markets Small Cap Portfolio
Institutional Class
DFA One-Year Fixed Income Portfolio
Institutional Class
Class R1
Class R2
DFA Two-Year Global Fixed Income Portfolio
Institutional Class
Class R1
Class R2
International Small Company Portfolio
Emerging Markets Value Portfolio
Institutional Class
Class R1
Class R2
DFA Global Real Estate Securities Portfolio
Institutional Class
T.A. World ex U.S. Core Equity Portfolio
Institutional Class

L(3)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Short-Term Extended Quality Portfolio
Institutional Class
Dimensional Investment Group Inc.
LWAS/DFA Two-Year Fixed Income Portfolio
Institutional Class
LWAS/DFA Two-Year Government Portfolio
Institutional Class
U.S. Large Cap Value Portfolio II
Institutional Class
U.S. Large Cap Value Portfolio III
Institutional Class
LWAS/DFA U.S. High Book to Market Portfolio
Institutional Class
U.S. Large Company Institutional Index Portfolio
Institutional Class
Tax-Managed U.S. Marketwide Value Portfolio II
Institutional Class
DFA International Value Portfolio
Institutional Class
Class R1
Class R2
DFA International Value Portfolio II
Institutional Class
DFA International Value Portfolio III
Institutional Class
DFA International Value Portfolio IV
Institutional Class
Emerging Markets Portfolio II
Institutional Class
Global 25/75 Portfolio
Institutional Class
Class R1
Class R2
Global 60/40 Portfolio
Institutional Class
Class R1
Class R2
Global Equity Portfolio
Institutional Class
Class R1
Class R2
Dimensional Emerging Markets Value Fund Inc.
Dimensional Emerging Markets Value Fund

L(4)

[DFA LOGO]	The control number below will allow you to access proxy information online for all you investments connected with this Meeting. To access your proxy please logon to: http://

[YOUR CONTROL NUMBER IS:

 XXXXXXXXXXX]

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2009.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement is available at http://www.proxyonline.com/docs/DimensionalFunds.pdf.

If you would like to receive a paper or electronic copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before [              ] to facilitate timely delivery.

A Special Joint Meeting of Shareholders (the “Meeting”) of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the Dimensional Funds, which consist of DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund Inc. (“DEM”) (each a “Company,” and together, the “Companies”)(1) will be held at the Companies’ principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746 on June 2, 2009 at 9:00 a.m., Central Time.

During the Meeting, shareholders of the Funds will be asked to vote on, or provide voting instructions for, several proposals and sub-proposals (each a “Proposal” or “Sub-Proposal,” and together, the “Proposals” or “Sub-Proposals”).  Shareholders of the Funds are being asked to vote on Proposals (and Sub-Proposals) 1 through 8 listed below.  In addition, shareholders of certain Funds that are portfolios of DFAIDG and DIG (each a “Feeder Fund,” and together, the “Feeder Funds”) are being asked

(1)          Six portfolios of DFAIDG (VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, and VA Global Bond Portfolio(together, the “VA Funds”)) are issuing separate proxy solicitation materials.  Among other items, shareholders of the VA Funds will be asked to vote on the election of Directors of DFAIDG and the approval of the Articles of Amendment and Restatement for DFAIDG.  The VA Funds will be participating in the Meeting, along with the Funds solicited in this Proxy Statement, to be held on June 2, 2009.

to provide voting instructions for additional Proposals (and Sub-Proposals).  A Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Fund that is a series of DFAITC or DEM (each a “Master Fund,” and together, the “Master Funds”).  As a result, shareholders of the Feeder Funds will be asked to submit voting instructions on Proposals (and Sub-Proposals) 9 through 14, which describe Proposals (and Sub-Proposals) for the Master Funds in which the respective Feeder Funds invest.  These Proposals (and Sub-Proposals) are identical to Proposals (and Sub-Proposals) 1 through 7 on which shareholders of the Feeder Funds are being asked to vote with respect to matters that relate directly to their Feeder Funds.  A list of the Funds that operate as Feeder Funds, which are being asked to submit voting instructions in Proposals (and Sub-Proposals) 9 through 14, and their corresponding Master Funds, are listed on Exhibit A to the Proxy Statement.

The Proposals and Sub-Proposals to be considered at the Meeting are set forth below.  Shareholders of each Fund are being asked to consider each Proposal and Sub-Proposal 1 through 8, and shareholders of each Feeder Fund also are being asked to consider each Proposal and Sub-Proposal 9 through 14, unless otherwise indicated.  For a complete listing of the Proposals and Sub-Proposals that shareholders of each Fund are being asked to consider, please see Exhibit B to the Proxy Statement.  The Boards of Directors of DEM, DFAIDG, and DIG, and the Board of Trustees of DFAITC unanimously recommend that you vote, or submit voting instructions, “FOR” each Proposal and Sub-Proposal.

1.                                       To elect a Board of Trustees or Board of Directors, as applicable, for each Company.

2.                                       To approve Articles of Amendment and Restatement (each the “New Articles”) for each of DFAIDG and DIG, a summary of the substantive differences between the Articles of Incorporation and the New Articles is attached to this Notice as Exhibit A and a copy of a form of such New Articles is provided in the Proxy Statement.

3.                                       To approve an Agreement and Plan of Reorganization that provides for the reorganization of DEM from a Maryland corporation to a Delaware statutory trust.

4.                                       To approve an Amended and Restated Agreement and Declaration of Trust for DFAITC.

5.                                       To approve amendments to the following fundamental investment restrictions of each Fund (includes five (5) Sub-Proposals) (does not apply to the DFA Short-Term Extended Quality Portfolio of DFAIDG):

(a)                                  To amend the fundamental investment restriction regarding borrowing.

(b)                                 To amend the fundamental investment restriction regarding lending.

(c)                                  To amend the fundamental investment restriction regarding investments in real estate.

(d)                                 To amend the fundamental investment restriction regarding investments in commodities.

(e)                                  To amend the fundamental investment restrictions regarding diversification of investments (does not apply to the DFA California Short-Term Municipal Bond Portfolio of DFAIDG).

6.                                       To approve the elimination of the following fundamental investment restrictions of certain Funds as set forth on Exhibit H-1 to this Proxy Statement (includes ten (10) Sub-Proposals, as applicable) (does not apply to the DFA Short-Term Extended Quality Portfolio of DFAIDG):

(a)                                  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(b)                                 To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)                                  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)                                 To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)                                  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)                                    To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)                                 To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases or development programs.

(h)                                 To eliminate the fundamental investment restriction regarding investing in securities of unseasoned issuers.

(i)                                     To eliminate the fundamental investment restriction regarding investing in warrants.

(j)                                     To eliminate the fundamental investment restriction regarding writing or acquiring options.

7.                                       To approve new investment sub-advisory agreements as follows (includes two (2) Sub-Proposals):

(a)                                  To approve a new investment sub-advisory agreement for each Fund among Dimensional Fund Advisors LP (the “Advisor”), DFA Australia Limited (“DFA Australia”) and the Fund’s Company, on behalf of the Fund (only applies to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio and Emerging Markets Core Equity Portfolio of DFAIDG, The DFA International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series of DFAITC, and DEM).

(b)                                 To approve a new investment sub-advisory agreement for each Fund among the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”) and the Fund’s Company, on behalf of the Fund (only applies to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio and Emerging Markets Core Equity Portfolio of DFAIDG, The DFA International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series of DFAITC, and DEM).

8.                                       To approve Investment Advisory Agreements for each Feeder Fund among the Advisor and the Fund’s Company, on behalf of the Fund (only applies to the U.S. Large Cap Value Portfolio, U.S. Large Company Portfolio, Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Asia Pacific Small Company Portfolio, LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, and Emerging Markets Value Portfolio of DFAIDG, and U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III, LWAS/DFA U.S. High Book to Market Portfolio,

U.S. Large Company Institutional Index Portfolio, Tax-Managed U.S. Marketwide Value Portfolio II, DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV, and Emerging Markets Portfolio II of DIG).

9.                                       To provide voting instructions to each Feeder Fund to vote for the election of a Board of Trustees or Board of Directors, as applicable, for the Company that oversees its corresponding Master Fund.

10.                                 To provide voting instructions to the Emerging Markets Value Portfolio of DFAIDG to approve an Agreement and Plan of Reorganization that provides for the reorganization of DEM from a Maryland corporation to a Delaware statutory trust (only applies to the Emerging Markets Value Portfolio of DFAIDG).

11.                                 To provide voting instructions to each Feeder Fund to approve an Amended and Restated Agreement and Declaration of Trust for DFAITC, with respect to its corresponding Master Fund (does not apply to the Emerging Markets Value Portfolio of DFAIDG).

12.                                 To provide voting instructions to each Feeder Fund to approve amendments to the following fundamental investment restrictions of its corresponding Master Fund (includes five (5) Sub-Proposals) as follows:

(a)                                  To amend the fundamental investment restriction regarding borrowing.

(b)                                 To amend the fundamental investment restriction regarding lending.

(c)                                  To amend the fundamental investment restriction regarding investments in real estate.

(d)                                 To amend the fundamental investment restriction regarding investments in commodities.

(e)                                  To amend the fundamental investment restrictions regarding diversification of investments.

13.                                 To provide voting instructions to certain Feeder Funds to approve the elimination of the following fundamental investment restrictions of the corresponding Master Funds as set forth on Exhibit H-2 to the Proxy Statement (includes ten (10) Sub-Proposals, as applicable) as follows:

(a)                                  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(b)                                 To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)                                  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)                                 To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)                                  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)                                    To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)                                 To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases or development programs.

(h)                                 To eliminate the fundamental investment restriction regarding investing in securities of unseasoned issuers.

(i)                                     To eliminate the fundamental investment restriction regarding investing in warrants.

(j)                                     To eliminate the fundamental investment restriction regarding writing or acquiring options.

14.                                 To provide voting instructions to each Feeder Fund identified below to approve new investment sub-advisory agreements for the Feeder Fund’s corresponding Master Fund, as follows (includes two (2) Sub-Proposals):

(a)                                  To provide voting instructions to each Feeder Fund to approve a new investment sub-advisory agreement for its corresponding Master Fund among the Advisor, DFA Australia and the Master Fund’s Company (only applies to LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio of DFAIDG, and DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV and Emerging Markets Portfolio II of DIG).

(b)                                 To provide voting instructions to each Feeder Fund to approve a new investment sub-advisory agreement for its corresponding Master Fund among the Advisor, DFAL and the Master Fund’s Company (only applies to LWAS/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio of DFAIDG, and DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV and Emerging Markets Portfolio II of DIG).

If interested, you may attend the Meeting in person and vote.  For further information on attending the Meeting in person, contact [              ].  If, however, you cannot attend the Meeting, please go to www.proxyonline.com/docs/DimensionalFunds.pdf and enter the control number found above.  Once you have logged in, you can view and download the proxy statement, proxy card(s)/voting instruction form(s), and [Insert list of materials that will be included on website] request a copy of the proxy materials via e-mail or the U.S. Post Office, and vote your shares.

If you would like to receive a paper or electronic copy of the proxy materials, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before [              ] to facilitate timely delivery:

By Internet:	[ ]

By Phone:	[ ]

By Email:	[ ]

By Order of the Boards of Directors of DFAIDG, DIG and DEM and the Board of Trustees of DFAITC,

Catherine L. Newell
Vice President and Secretary

[April     ], 2009

Please read the proxy materials carefully and sign and promptly return all of the proxy cards/voting instruction forms you receive regardless of the number of shares you own. If you should have any questions about this Notice of Internet Availability of Proxy Materials and Notice of Special Meeting or the proxy materials, please call               .

EXHIBIT A

Summary of the Substantive Differences between the New Articles and the Current Articles of Incorporation for each of DFAIDG and DIG (each a “Maryland Company” and together, the “Maryland Companies”)

Limitation of Liability For Directors and Officers

The New Articles contain a provision eliminating the liability for directors and officers for money damages to the maximum extent permitted by law.

After DFAIDG was organized, the Maryland General Corporation Law (the “MGCL”) was revised to permit a Maryland corporation to limit the liability of its directors and officers for money damages under certain circumstances. Specifically, if this provision is included in a charter, under current Maryland corporate law, directors and officers are not liable for money damages to the corporation or its shareholders unless (i) “they receive an improper benefit or profit in money, property or services,” for the amount of such improper benefit or profit, or (ii) they are found to have acted (or to have failed to act) with “active and deliberate dishonesty” and the act (or failure to act) “was material to the cause of action adjudicated.”

In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of the Maryland Company against the directors and officers would be limited to equitable remedies, such as an injunction.

If Maryland corporation law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then, under the New Articles, such liability will be limited to the fullest extent permitted without further action by the Maryland Companies’ shareholders. The New Articles also would assure directors and officers that these protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers, the willingness of qualified persons to serve as directors and officers, and the potential for adverse effects on decision-making by persons who serve as directors and officers.

The DFAIDG Board believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of DFAIDG with the reduced threat of personal liability, the proposed amendment is in the best interest of DFAIDG and its shareholders.

DFAIDG - Its Current Articles do not include a provision on this issue. DIG - Its Current Articles are similar to the New Articles on this issue.

Indemnification

The New Articles expressly provide that the Maryland Companies will indemnify and advance expenses to their directors and officers to the maximum extent permitted by law.

If Maryland corporation law or the 1940 Act is subsequently amended so as to permit further indemnification and advancement of expenses to directors and officers, then, under the New Articles, such indemnification and advancement will be provided to the fullest extent permitted without further action by the Maryland Companies’ shareholders. The New Articles also would assure directors and officers that these protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

For each Maryland Company, its Current Articles do not include a provision on this issue.

For the same reasons discussed above with respect to limiting liability for money damages, the DFAIDG and DIG Boards believe that the proposed amendment is in the best interest of DFAIDG and DIG and their shareholders. While those Companies provide for director and officer indemnification and advance of expenses in their bylaws, the amendment would provide comfort to the officers and directors that their rights to indemnification and advancement of expenses can only be changed by a charter amendment adopted at a shareholders’ meeting.

Consent of Shareholders (Less Than Unanimous)

The New Articles provide that shareholders may take action by delivering a consent, in writing or by electronic transmission, of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders’ meeting. Because the Current Articles do not contain a similar provision, Maryland law requires unanimous consent when shareholders act without a formal meeting.

For each Maryland Company, its Current Articles do not include a provision on this issue.

The change in the New Articles will give the Boards of the Maryland Companies additional flexibility to obtain a shareholder consent in situations in which a few shareholders have a sufficient number of votes to approve a particular action. This would allow the Maryland Companies to avoid the time and expense of a shareholder meeting in circumstances where the outcome is certain.

Appraisal Rights

The New Articles provide that shareholders will not be entitled to exercise appraisal rights provided under Maryland corporate law. Maryland corporate law recently was amended to provide that a Maryland corporation’s charter may eliminate appraisal rights for shareholders.

For each Maryland Company, its Current Articles do not include a provision on this issue.

Regardless of whether the charter includes a provision eliminating appraisal rights, shareholders of open-end investment companies like the Maryland Companies may not exercise appraisal rights where the value placed on the stock in the transaction is its net asset value.

Conversion and Exchange

The New Articles provide that the shares of one series or class may be automatically converted into shares of another series or class, subject to terms determined by the Board, without a shareholder vote (unless a vote is required by the 1940 Act). This applies, for example, where the Board wants to eliminate a class by converting the class into another class. The New Articles also contain provisions allowing a shareholder to exchange shares of a series or class into shares of another series or class.

For each Maryland Company, its Current Articles do not include a provision on this issue.

The New Articles would allow a Board added flexibility to take actions regarding automatic conversions that it believes to be in a Maryland Company’s best interests, without causing the Maryland Company to incur the time and expense of soliciting shareholder approval.

Redemption

The New Articles contain provisions describing how and when a shareholder may redeem his or her shares and how and when the corporation may involuntarily redeem shares.	DFAIDG - Its Current Articles provide for redemption by shareholders but limit the circumstances in which the corporation

Often, a corporation will seek involuntarily redeem shares as a way to liquidate a series or class without a shareholder vote. Without a charter provision authorizing the

corporation to redeem shares involuntarily, the MGCL only permits involuntary redemptions of small accounts subject to various procedural requirements.	may involuntarily redeem shares. DIG - Its Current Articles are similar to the New Articles on this issue.

The New Articles would allow a Board added flexibility to take actions regarding involuntary redemptions that the Board believes to be in a Maryland Company’s best interests, without causing the Maryland Company to incur the time and expense of soliciting shareholder approval.

Small Account Fees (and Redemptions to Pay Such Fees)

The New Articles provide that the Board of a Maryland Company may establish minimum account sizes and impose fees on accounts that do not maintain the minimum and may involuntarily redeem shares in any such account in payment of such fee.

For each Maryland Company, its Current Articles do not include a provision on this issue.

The Boards believe it is important for the Maryland Companies to have the flexibility to charge an additional fee for accounts that fall below a specified minimum investment level so as to ensure, in the appropriate case, that those shareholders who choose to maintain small accounts will bear a fair portion of the costs of maintaining those accounts. The Maryland Companies will provide advance notice of the intention to impose fees on accounts that do not exceed a minimum investment size.

Fees And Expenses

The New Articles provide each Board of Directors with explicit authority to set and/or change sales loads or charges, fees, and expenses (such as distribution and administrative expenses and administrative, recordkeeping, redemption and service fees), account size requirements and other rights and provisions applicable to shares of each series or class, in accordance with the 1940 Act.

For each Maryland Company, its Current Articles do not include a provision on this issue.

There also are certain stylistic differences between the New Articles and the current articles of incorporation that are not described above. Please refer to the form of New Articles that are included as an exhibit to the Proxy Statement.

[FORM OF PROXY CARD]

[NAME OF INVESTMENT COMPANY]

[NAME OF PORTFOLIO/SERIES]

For the Special Joint Meeting of Shareholders to be held on June 2, 2009

The undersigned shareholder(s) of [NAME OF INVESTMENT COMPANY] (the “Company”) hereby appoint(s) Catherine L. Newell, Valerie A. Brown, and Patrick M. Keating, each with full power of substitution, the proxy or proxies to: (i) attend the Special Joint Meeting of Shareholders of the Company (the “Meeting”) to be held at the principal offices of the Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, on Tuesday, June 2, 2009, at 9:00 a.m. (Central Time), and any adjournments or postponements thereof; and (ii) vote all of the shares of the Company that the signer would be entitled to vote if personally present at the Meeting. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of Internet Availability of Proxy Materials and the Proxy Statement, dated April     , 2009.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares “FOR” Proposals 1-8, as applicable. The proxies are authorized in their discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]
	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership, or other entity

Note: Please sign this proxy exactly as your name or names appear on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer, and if a partnership, please sign in full partnership name by authorized person.

• FOLD HERE •

This proxy is solicited by the Board of [Directors/Trustees] of the Company, which unanimously recommends that you vote

“FOR” the Proposals.

To vote by Telephone:
1)	Read the Proxy Statement and have your Proxy Card at hand.	Control Number:
2)	Call toll-free 1-866-458-9863 and enter the control number that appears in the box to the right.
3)	Follow the simple instructions.

To vote by Internet:		Check Digit:

1)	Read the Proxy Statement and have your Proxy Card at hand.
2)	Log on to www.myproxyonline.com and enter the control number and check digit that appears in the box to the right.
3)	Follow the simple instructions.

To vote by Mail:

1)	Read the Proxy Statement.
2)	Vote on the reverse side, sign and date where indicated above, and return the Proxy Card in the postage-paid envelope provided.

We encourage you to vote by telephone or Internet using the control number and check digit that appears above. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

[NAME OF PORTFOLIO/SERIES]

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” Proposals 1 through 8, if applicable. Your proxy is important to assure a quorum at the Meeting of Shareholders, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark one box per proposal in blue or black ink. Example:

PROPOSALS

1.	Election of Eight Directors/Trustees	For All	Withhold All	For All, Except

	(01) David G. Booth; (02) George M. Constantinides; (03) John P. Gould; (04) Roger G. Ibbotson; (05) Robert C. Merton; (06) Myron S. Scholes; (07) Eduardo A. Repetto; and (08) Abbie J. Smith	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.

		For	Against	Abstain

2.	Approval of Articles of Amendment and Restatement for the Company	☐	☐	☐

3.	Approval of an Agreement and Plan of Reorganization for DEM	☐	☐	☐

4.	Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC	☐	☐	☐

PROPOSALS 5 AND 6.     AMENDMENT OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

YOU MAY VOTE ON THE PROPOSED CHANGES IN PROPOSALS 5 AND 6 AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

VOTE ON CHANGES AS A GROUP—TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE BOX BELOW:

For All	Against All	Abstain From All
☐	☐	☐

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY—TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, AND ONE BOX PER SUB-PROPOSAL:

5.	Proposal to amend the Fund’s fundamental investment restrictions with respect to:	For	Against	Abstain

5(a)	Borrowing Money	☐	☐	☐

5(b)	Making Loans	☐	☐	☐

5(c)	Investing in Real Estate	☐	☐	☐

5(d)	Investing in Commodities	☐	☐	☐

5(e)	Diversification of Investments	☐	☐	☐

6.	Proposal to eliminate the Fund’s fundamental investment restrictions with respect to:	For	Against	Abstain

6(a)	Pledging, Mortgaging, or Hypothecating Assets	☐	☐	☐

6(b)	Purchasing Securities on Margin	☐	☐	☐

6(c)	Investing in Restricted or Illiquid Securities	☐	☐	☐

6(d)	Investing for the Purpose of Exercising Control	☐	☐	☐

6(e)	Investing in Other Investment Companies	☐	☐	☐

5(a)	Borrowing Money	☐	☐	☐

5(b)	Making Loans	☐	☐	☐

5(c)	Investing in Real Estate	☐	☐	☐

5(d)	Investing in Commodities	☐	☐	☐

5(e)	Diversification of Investments	☐	☐	☐

6.	Proposal to eliminate the Fund’s fundamental investment restrictions with respect to:	For	Against	Abstain

6(a)	Pledging, Mortgaging, or Hypothecating Assets	☐	☐	☐

6(b)	Purchasing Securities on Margin	☐	☐	☐

6(c)	Investing in Restricted or Illiquid Securities	☐	☐	☐

6(d)	Investing for the Purpose of Exercising Control	☐	☐	☐

6(e)	Investing in Other Investment Companies	☐	☐	☐

6(f)	Management Ownership of Securities of an Issuer	☐	☐	☐

6(g)	Investing in Oil, Gas, or Mineral Exploration, Leases or Development Programs	☐	☐	☐

6(h)	Investing in Securities of Unseasoned Issuers	☐	☐	☐

6(i)	Investing in Warrants	☐	☐	☐

6(j)	Writing or Acquiring Options	☐	☐	☐

7.	Proposal to Approve the Sub-Advisory Agreements	For	Against	Abstain

7(a)	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	☐	☐	☐

7(b)	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	☐	☐	☐

8.	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	☐	☐	☐

9.	Voting Instructions on Election of Eight Directors/Trustees	For All	Withhold All	For All, Except

	(01) David G. Booth; (02) George M. Constantinides; (03) John P. Gould; (04) Roger G. Ibbotson; (05) Robert C. Merton; (06) Myron S. Scholes; (07) Eduardo A. Repetto; and (08) Abbie J. Smith	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.

		For	Against	Abstain

10.	Voting Instructions on Approval of the Agreement and Plan of Reorganization for DEM	☐	☐	☐

11.	Voting Instructions on Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC	☐	☐	☐

PROPOSALS 12 AND 13.	VOTING INSTRUCTIONS ON AMENDMENT OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

YOU MAY VOTE ON THE PROPOSED CHANGES IN PROPOSALS 12 AND 13 AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

VOTE ON CHANGES AS A GROUP—TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE BOX BELOW:

For All	Against All	Abstain From All
☐	☐	☐

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY—TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, AND ONE BOX PER SUB-PROPOSAL:

12.	Voting Instructions on Proposal to amend the Fund’s fundamental investment restrictions with respect to:
		For	Against	Abstain

12(a)	Borrowing Money	☐	☐	☐

12(b)	Making Loans	☐	☐	☐

12(c)	Investing in Real Estate	☐	☐	☐

12(d)	Investing in Commodities	☐	☐	☐

12(e)	Diversification of Investments	☐	☐	☐

13.	Voting Instructions on Proposal to eliminate the Fund’s fundamental investment restrictions with respect to:
		For	Against	Abstain

13(a)	Pledging, Mortgaging, or Hypothecating Assets	☐	☐	☐

13(b)	Purchasing Securities on Margin	☐	☐	☐

13(c)	Investing in Restricted or Illiquid Securities	☐	☐	☐

13(d)	Investing for the Purpose of Exercising Control	☐	☐	☐

13(e)	Investing in Other Investment Companies	☐	☐	☐

13(f)	Management Ownership of Securities of an Issuer	☐	☐	☐

13(g)	Investing in Oil, Gas, or Mineral Exploration, Leases or Development Programs	☐	☐	☐

13(h)	Investing in Securities of Unseasoned Issuers	☐	☐	☐

13(i)	Investing in Warrants	☐	☐	☐

13(j)	Writing or Acquiring Options	☐	☐	☐

14.	Voting Instructions on Proposal to Approve the Sub-Advisory Agreements	For	Against	Abstain

14(a)	Voting Instructions on Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	☐	☐	☐

14(b)	Voting Instructions on Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	☐	☐	☐

Please check this box if you plan to attend the Meeting.

“Scanner Bar Code”

TAG ID:	CUSIP: